As filed with the Securities and Exchange Commission on May 28, 2026

1933 Act File No. 033-11387
1940 Act File No. 811-04984

 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 446	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 446	☒
(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS
(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (817) 391-6100

Gregory J. Stumm, President
220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039
(Name and Address of Agent for Service)

With copies to:
Kathy K. Ingber, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on June 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
☐

American Beacon

PROSPECTUS
June 1, 2026

Share Class
	A	C	Y	R6
American Beacon NIS Core Plus Bond Fund	NISAX	NISCX	NISYX	NISRX
This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon NIS Core Plus Bond FundSM
Investment Objectives
The Fund’s investment objectives are to seek high current income and, secondarily, capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page  23 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page  37  of the Statement of Additional Information (“SAI”). With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund’s Prospectus entitled “Intermediary Sales Charge Discounts, Waivers and Other Information.”
Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6
Maximum sales charge imposed on purchases (as a percentage of offering price)	3.75%	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	1.00%[1]	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	3.10%	3.10%	3.12%	3.06%
Total Annual Fund Operating Expenses	3.90%	4.65%	3.67%	3.61%
Fee Waiver and/or expense reimbursement[2]	(3.12%)	(3.12%)	(3.14%)	(3.18%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.78%	1.53%	0.53%	0.43%
1	Currently, the Fund does not assess a front-end sales load on purchases of A Class shares of $500,000 or more. However, the Fund assesses a contingent deferred sales charge (“CDSC”) of 1.00% on certain purchases of $500,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
2	American Beacon Advisors, Inc. (the “Manager”) has contractually agreed to waive fees and/or reimburse expenses of the Fund’s A Class, C Class, Y Class, and R6 Class shares, as applicable, through May 31, 2027 to the extent that Total Annual Fund Operating Expenses exceed 0.78% for the A Class, 1.53% for the C Class, 0.53% for the Y Class, and 0.43% for the R6 Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for each share class through May 31, 2027. C Class shares automatically convert to A Class shares 8 years after purchase, if the conversion is available through your financial intermediary. This Example reflects your costs as though C Class shares were held for the full 10-year period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$452	$1,243	$2,051	$4,152
C	$256	$1,121	$2,094	$4,555
Y	$54	$831	$1,629	$3,718
R6	$44	$810	$1,596	$3,662
Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$156	$1,121	$2,094	$4,555
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.
Prospectus – Fund Summary1

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and investments that provide exposure to fixed income securities.
The fixed income securities in which the Fund invests may include securities of the  U.S. government, its agencies and instrumentalities, including U.S. government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. government), corporate bonds, municipal securities, including but not limited to private activity bonds, debentures, bank loans and senior loans, preferred stocks, and convertible securities. The Fund may invest significantly in U.S. Treasury obligations and asset-backed, mortgage-backed and mortgage-related securities (including collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), and mortgage pass-through securities). The Fund may invest in securities with call features.
Under normal circumstances, the Fund seeks to invest primarily in a diversified mix of  U.S. and U.S. dollar denominated foreign investment grade fixed income securities. The Fund considers investment grade fixed income securities to be debt securities that are rated BBB- or better by S&P Global Ratings (“S&P Global”) or Fitch Ratings Inc. (“Fitch”), Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or, if not rated, are of equivalent investment quality as determined by the sub-advisor. To a lesser extent, the Fund may invest in high-yield securities (commonly referred to as “junk bonds”). The Fund may also invest in unrated securities. The Fund’s investments may include fixed income instruments of any maturity or duration.
The sub-advisor follows a fixed income investment strategy that combines top-down and bottom-up processes while utilizing a relative value approach to security selection, which takes into account the expected economic and market environments. The sub-advisor uses a team approach to determine sector allocations as well as interest rate and yield curve positioning. The team then conducts thorough research to select securities for the Fund that the sub-advisor deems to have the best relative value. The Fund is managed to have a similar overall interest rate risk to the  Bloomberg US Aggregate Bond Index.
The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
To reduce market exposure or in anticipation of liquidity needs, the Fund may invest cash balances in other investment companies, including a government money market fund advised by the Manager, with respect to which the Manager receives a management fee.
Principal Risks
There is no assurance that the Fund will achieve its investment objectives, and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Allocation Risk
The allocations among strategies, asset classes and market exposures may be less than optimal and may adversely affect the Fund’s performance. There can be no assurance, particularly during periods of market disruption and stress, that judgments about allocations will be correct. The Fund’s allocations may be invested in strategies, asset classes and market exposures during a period when such strategies, asset classes and market exposures underperform.
Asset-Backed Securities Risk
Investments in asset-backed securities are influenced by factors affecting the assets underlying the securities, including the broader market sector and individual markets, such as the auto markets. These securities may be more sensitive to changes in interest rates than other types of debt securities. Investments in asset-backed securities also are subject to risks of fixed-income securities, which include, but are not limited to, credit risk, interest rate risk, prepayment and extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. A decline in the credit quality of the issuers of asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. These securities are also subject to the risk of default on the underlying assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Callable Securities Risk
The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates.
Convertible Securities Risk
The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in below investment grade debt securities (commonly known as “junk bonds”). Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible security‘s investment value. Convertible securities are sensitive to movement in interest rates.
Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or a derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.
Credit Risk
The Fund is subject to the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail, or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations or default completely. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers and third-party fund distribution platforms, including the ability of shareholders to transact in the Fund’s shares, and
2Prospectus – Fund Summary

result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.
Debentures Risk
Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer. The Fund may invest in both corporate and government debentures.
Foreign Exposure Risk
Exposure to  non-U.S. issuers carries potential risks not associated with exposure to U.S. issuers. Such risks may include, but are not limited to: (1) political and financial instability, (2) less liquidity, (3) greater volatility, and (4) different government regulation The Fund’s exposure to a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes and sanctions. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
High Portfolio Turnover Risk
Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which could increase the Fund’s transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Fund had a lower portfolio turnover rate.
High-Yield Securities Risk
Exposure to high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. High-yield securities may experience greater price volatility and less liquidity than investment grade securities. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.
Interest Rate Risk
Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction as movements in interest rates. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline. Interest rate increases, including significant or rapid increases, may result in a decline in the value of bonds held by the Fund, make issuers less willing or able to make principal and interest payments on fixed-income investments when due, lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments, any of which may result in substantial losses to the Fund. When interest rates decline, issuers may prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income. The prices of fixed-income securities are also affected by their durations. Fixed-income securities with longer durations generally have greater sensitivity to changes in interest rates than those with shorter durations. Rising interest rates may cause the value of the Fund’s investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Fund. For example, if a bond has a duration of six years, a 1% increase in interest rates could be expected to result in a 6% decrease in the value of the bond. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.
Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund.   For example, liquidity risk may be magnified in rising interest rate environments in the event of higher than normal redemption rates.   Unexpected redemptions may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.
Loan Interests Risk
In making investments in bank loans or senior loans, the Fund will depend primarily on the creditworthiness of the borrower for payment of principal and interest and will also rely on the financial institution to make principal and interest payments to the Fund once it receives payment on the underlying loan. The Fund will also rely on the financial institution to pursue appropriate remedies against a borrower in the event that the borrower defaults. As such, the Fund may be exposed to the credit risk of both the financial institution that made the loan and the underlying borrower.
Unlike publicly traded common stocks, which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event that the borrower defaults, the Fund’s access to the collateral may be limited or delayed by
Prospectus – Fund Summary3

bankruptcy or other insolvency laws. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders with respect to the Fund’s ability to pay redemption proceeds within the allowable time periods stated in the Prospectus. The secondary market for loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of the Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the Fund to sell them at prices that are less than what the Fund regards as their fair market value and may make it difficult to value such loans. Accordingly, loan interests may at times be illiquid. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.
Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when certain securities prices have generally increased over time, there have been periods of price decreases during those times, resulting in losses for investors, which are likely to occur again in the future.
Geopolitical and other events, including war, terrorism, trade disputes, pandemics, public health crises, natural disasters, and  cybersecurity incidents, have led, and in the future may continue to lead, to general instability in world economies and markets and reduced liquidity in securities, which may negatively affect the value of your investment.
Policies established by the  U.S. government and/or Federal Reserve and economic and political circumstances within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in government leadership, a government’s inability to agree on a budget, high public debt, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may negatively affect investor and consumer confidence and may negatively impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Markets and market participants are increasingly reliant upon public and proprietary data and systems. Data or technology malfunctions and inaccuracies may disrupt markets and lead to negative consequences for market participants like the Fund.

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Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, during periods of significant volatility, the risks discussed herein associated with an investment in the Fund may be increased. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the  U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. The economies of all nations, including the U.S., are subject to the risks of slowing global economic growth, protectionist trade policies, inflationary pressures, limits imposed by international trade and security agreements, political or economic dysfunction, poor consumer sentiment, and reduced demand for goods due to fluctuating commodity prices and currency values, and these risks may create significant market volatility in ways that cannot be foreseen at the present time. These economic risks could have a negative impact on the Fund’s investments.
The U.S. Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors could stop or reverse such changes. It is difficult to accurately predict the various economic and political factors that influence the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Changes in interest rates could lead to an economic slowdown in the U.S. and abroad, significant market volatility and reduced liquidity in certain sectors of the market.
Tensions, war, or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or in eastern Asia could affect the economies of many nations, including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and related sanctions and the repercussions of such events cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors, and the performance of the Fund and its investments or operations could be negatively impacted.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur relatively rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact issuer and market performance. As a consequence, the Fund’s holdings and its overall performance could be negatively impacted.
Global climate change may affect property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences that may not be foreseen, may negatively impact certain issuers, industries and regions.

Mortgage-Backed and  Mortgage-Related Securities Risk
Investments in mortgage-backed and mortgage-related securities are influenced by the factors affecting the mortgages underlying the securities or the housing market. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage-backed and mortgage-related securities also are subject to market risks for fixed-income securities, which include, but are not limited to, credit risk, interest rate risk, prepayment and extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. A decline in the credit quality of the issuers of mortgage-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. These securities are also subject to the risk of default on the underlying mortgages, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value. In addition, certain mortgage-backed and mortgage-related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

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Collateralized Mortgage Obligation (“CMOs”) Risk. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

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Commercial Mortgage-Backed Securities (“CMBS”) Risk. CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of borrowers to make loan payments, and the ability of a property to attract and retain tenants. CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages, particularly during periods of economic downturn. CMBS are subject to a greater degree of prepayment and extension risk than

4Prospectus – Fund Summary

many other forms of fixed-income securities, and CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.

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Mortgage Pass-Through Securities Risk. Mortgage pass-through securities provide for the “pass through” of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees by the security issuer and guarantor, as applicable, to the holder of the security. Mortgage pass-through securities are sensitive to interest rate changes, and small movements in interest rates, both increases and decreases, may quickly and significantly affect the value of certain mortgage pass-through securities. Mortgage pass-through securities involve interest rate risk, credit risk, prepayment risk and extension risk.

Municipal Securities Risk
Municipal securities could be affected by adverse political and legislative changes. The ability of a municipal issuer to make payments can be affected by uncertainties in the municipal securities market, including: litigation; the strength of the local or national economy; the issuer’s ability to raise revenues through tax or other means; budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding; a legislature’s willingness or ability to appropriate funds needed to pay municipal securities obligations; the bankruptcy of the issuer; adverse political and legislative changes, including to eliminate or limit the tax-exempt status of municipal bond interest or dividends; and other changes in the financial condition of a municipality. At times, municipal issuers have defaulted on obligations or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse in the future. Reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. In addition, the Fund’s investments in municipal securities are subject to the following risks:

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Private Activity Bonds Risk. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or a project itself. The Fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax. See the section of the Prospectus entitled “About Your Investment-Distributions and Taxes” for more details.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.

Preferred Stock Risk
Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a bond or other fixed-income security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be prepaid as expected. Due to a decline in interest rates or excess cash flow into the issuer, a debt security may be called or otherwise converted, prepaid or redeemed before maturity. If this occurs, no additional interest will be paid on the investment. The Fund may have to reinvest the proceeds in another investment at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security, any of which could result in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, increase the risk of default or delayed payment, heighten interest rate risk and increase the potential for a decline in an investment’s price. In addition, as a consequence of a decrease in prepayments, the amount of principal available to the Fund for investment would be reduced. Extensions of obligations could cause the Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the Fund’s performance.
Redemption Risk
The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Heavy redemptions could hurt the Fund’s performance. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund. In addition, redemption risk is heightened during periods of declining or illiquid markets. A rise in interest rates or other market developments may cause investors to move out of fixed-income securities on a large scale. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs.
Secured, Partially Secured and Unsecured Obligation Risk
Debt obligations may be secured, partially secured or unsecured. Interests in secured and partially-secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured or partially-secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to a borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid.
Securities Selection Risk
Securities selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to its performance index(es), or other funds with similar investment objectives or strategies.
Small Fund Risk
Like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. Investment positions may also have a disproportionate impact, negative or positive, on performance, and Fund performance may be more volatile than that of a larger fund. The Fund’s shareholder fees and annual fund operating expenses also may be higher than those of a fund that has attracted sufficient assets to achieve investment and trading
Prospectus – Fund Summary5

efficiencies. Shareholders of the Fund may incur higher expenses if the Fund fails to attract sufficient assets to realize economies of scale. Investors in the Fund also bear the risk that, without sufficient assets, the Fund may not be successful in implementing its investment strategy or may not employ a successful investment strategy.
Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization,  the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Unrated securities are subject to the risk that the sub-advisor may not accurately evaluate the security’s comparative credit rating. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.
U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of coupons and the face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate. Certain securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), Federal Home Loan Bank (‘‘FHLB’’), and Federal Farm Credit Bank (“FFCB”), are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government, and no assurance can be given that the U.S. government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. government securities and securities of government-sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing. It is possible that the U.S. government and government-sponsored enterprises will not have the funds to meet their payment obligations in the future.
U.S. Treasury Obligations Risk
The market value of U.S. Treasury obligations may vary due to fluctuations in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown or potential default on the national debt, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline.
Valuation Risk
Certain of the Fund’s assets may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, or securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Fund Performance
The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based securities market index for the periods indicated.
You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Y Class Shares. Year Ended 12/31
Highest Quarterly Return: 6.84% 4th Quarter 2023 01/01/2021 through 12/31/2025 Lowest Quarterly Return: -5.61% 1st Quarter 2022 01/01/2021 through 12/31/2025
The calendar year-to-date total return as of March 31, 2026 was -0.11%.
Average annual total returns for periods ended December 31, 2025

	Inception Date	1 Year	5 Years	Since Inception
Y Class	09/10/2020
Returns Before Taxes		7.33%	0.53%	0.79%
Returns After Taxes on Distributions		5.43%	-0.91%	-0.61%
Returns After Taxes on Distributions and Sales of Fund Shares		4.31%	-0.23%	-0.01%

	Inception Date	1 Year	5 Years	Since Inception
Share Class (Before Taxes)
A	09/10/2020	3.04%	-0.52%	-0.22%
C	09/10/2020	5.15%	-0.51%	-0.25%
R6	09/10/2020	7.31%	0.59%	0.85%
6Prospectus – Fund Summary

	1 Year	5 Years	Since Inception
Index (Reflects no deduction for fees, expenses or taxes)
Bloomberg US Aggregate Bond Index	7.30%	-0.36%	-0.22%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an  individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Y Class shares of the Fund; after-tax returns for other share classes will vary.
Management
The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.
Sub-Advisor
The Fund’s investment sub-advisor is National Investment Services of America, LLC.
Portfolio Managers

National Investment Services of America, LLC
Mark R. Anderson, CFA
Chief Strategy Officer and Portfolio Manager
Since Fund Inception (2020)
Jason  C. Berrie, CFA
Chief Investment Officer and Portfolio Manager
Since Fund Inception (2020)
Michael D.  Fohr, CFA, CPA, JD, MBA
Portfolio Manager
Since Fund Inception (2020)
Stefan  T. Martin
Portfolio Manager
Since Fund Inception (2020)
Thomas M. Price, CFA
Portfolio Manager
Since Fund Inception (2020)
Barbara A.  Schalla, CFA
Portfolio Manager
Since Fund Inception (2020)

Lesly M. Barnes
Portfolio Manager
Since Fund Inception (2020)
Jay  T. Dirienzo
Lead Portfolio Manager, Preferred Stock
Since 2022
James S. Kaplan, CFA
Portfolio Manager
Since Fund Inception (2020)
Kyle R. Olson
Portfolio Manager, Fixed Income Analyst
Since 2025
Vincent S. Russo,  CFA
Portfolio Manager
Since Fund Inception (2020)
Stephen  J. Smitley
Portfolio Manager
Since 2021

Purchase and Sale of Fund Shares
You may buy or sell shares of the Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares.” Direct mutual fund account shareholders may buy subsequent shares or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 801 Pennsylvania Ave., Suite 219643 Kansas City, MO 64105-1307

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A	$2,500	$50	$250
Y	$100,000	$50	None
R6	None	$50	None
Tax Information
Dividends, capital gains distributions, and other distributions, if any,  that you receive as a result of your investment in the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is  tax-deferred,  such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).
Prospectus – Fund Summary7

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.
Additional Information About the Fund
To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment policies, its principal strategies, principal risks, and performance index. However, this Prospectus does not describe all of  the Fund’s investment practices. Capitalized terms that are not otherwise defined are defined in Appendix B. For additional information, please see the Fund’s SAI, which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.
Additional Information About Investment Policies and Strategies
Investment Objectives
The Fund’s investment objectives are to seek high current income and, secondarily, capital appreciation.
The Fund’s investment objectives are “non-fundamental,” which means that they may be changed by the Fund’s Board without the approval of Fund shareholders.
80% Investment Policy
The  American Beacon NIS Core Plus Bond Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, and investments that provide exposure to fixed income securities.
If the Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.
Temporary Defensive Policy
The Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political, or other conditions. During these times, the Fund may not achieve its investment  objectives.
Additional Information About the Management of the Fund
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager. The Manager may allocate the assets of the Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Fund. The Manager:

■	develops overall investment strategies for the Fund,

■	selects and changes sub-advisors,

■	allocates assets among sub-advisors,

■	monitors and evaluates the sub-advisor’s investment performance,

■	monitors the sub-advisor’s compliance with the Fund’s investment objectives, policies and restrictions,

■	oversees the Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable, and

■	directs the investment of the portion of Fund assets that the sub-advisor determines should be allocated to short-term investments.

The assets of the Fund are currently allocated by the Manager to one sub-advisor,  National Investment Services of America, LLC (“National Investment Services”). National Investment Services has full discretion to purchase and sell securities for the Fund in accordance with the Fund’s objectives, policies, restrictions, and more specific strategies provided by the Manager. The Manager oversees the sub-advisor but does not reassess individual security selections made by the sub-advisor for the Fund.
In the future, the Manager may allocate the Fund’s assets to a different sub-advisor, and/or to one or more additional sub-advisors. The Fund operates in a manager-of-managers structure. The Fund and the Manager have received an exemptive order from the SEC that permits the Fund, subject to certain conditions and approval by the Board, to hire and replace sub-advisors, and materially amend agreements with sub-advisors, that are unaffiliated with the Manager without approval of the shareholders. In the future, the Fund and the Manager may rely on an SEC staff no-action letter, dated July 9, 2019, that would permit the Fund to expand its exemptive relief to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to approval by the Board and other conditions. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The SEC order also exempts the Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors in a multi-manager fund in various documents filed with the SEC and provided to shareholders. In the future, the Fund may rely on the SEC staff no-action letter to expand its exemptive relief to individual sub-advisors that are affiliated with the Manager. Under that no-action letter, the fees payable to sub-advisors unaffiliated with or partially-owned by the Manager or its parent company would be aggregated, and fees payable to sub-advisors that are wholly-owned by the Manager or its parent company, if any, would be aggregated with fees payable to the Manager. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.
Additional Information About Investments
This section provides more detailed information regarding certain of the Fund’s principal investment strategies as well as information regarding the Fund’s strategy with respect to investment of cash balances.
Asset-Backed Securities
Asset-backed securities are securities issued by trusts and special purpose entities that represent direct or indirect participations in, or are secured by and payable from, pools of assets. These assets include loans, receivables or other assets, such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. The Fund, the Manager, and the sub-advisor do not select the loans or other assets that collateralize each pool. Asset-backed securities are “pass through” securities, meaning that the principal and interest payment made by the borrower on the underlying assets are passed through to the asset-backed securities holder. Payments of principal of and interest on asset-backed securities rely entirely on the performance of
8Prospectus – Additional Information About the Fund

the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Therefore, if the assets or sources of funds available to the issuer are insufficient for the issuer to meet its payment obligations, the Fund will incur losses.
Cash Equivalents
Cash equivalents that the Fund may invest in include, but are not limited to:

■
Certificates of Deposit. Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated certificates of deposit issued by banks abroad are known as Eurodollar CDs. Certificates of deposit issued by foreign branches of U.S. banks are known as Yankee CDs.

■
Commercial Paper. Commercial paper is a short-term, unsecured promissory note issued by finance companies, banks, and corporations generally used as a source of working capital and other short-term financing. Commercial paper has maturities ranging from 1 to 270 days.

■
Government Obligations. U.S. Government obligations are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government obligations may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

■
Short-Term Corporate Debt Securities. Short-term corporate debt securities are securities and bonds issued by corporations with shorter terms to maturity. Corporate securities generally bear a higher risk than U.S. government bonds.

■
Time Deposits. Time deposits, also referred to as “fixed income deposits,” are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party.

Cash Management
To gain market exposure on cash balances held in anticipation of liquidity needs or to reduce market exposure in anticipation of liquidity needs, the Fund may utilize the following investments:

■
Government Money Market Funds. The Fund may invest cash balances in government money market funds that are registered as investment companies under the Investment Company Act, including a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee. If the Fund invests in government money market funds, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the government money market funds in which  the Fund invests, such as advisory fees charged by the Manager to any applicable government money market funds advised by the Manager, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. Shareholders also would be exposed to the risks associated with government money market funds and the portfolio investments of such government money market funds, including the risk that a government money market fund’s yield will be lower than the return that the Fund would have received from other investments that provide liquidity. Investments in government money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Convertible Securities
Convertible securities  include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
While typically providing a fixed-income stream, a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. However, convertible securities generally have less potential for gain or loss than common stocks. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, generally the yields are higher than the underlying common stock, and convertible securities enable the investor to benefit from increases in the market price of the underlying common stock. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.
While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.
Fixed-Income Instruments
The Fund’s investments in, or exposure to, fixed-income instruments may include:

■
Bank Loans and Senior Loans.  Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund may invest in senior loans, which are floating rate loans, sometimes referred to as adjustable rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and internal growth and for other corporate purposes. Senior loans typically have rates of interest that are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Bank loans and senior loans may be collateralized or uncollateralized, and even collateralized loans may not be fully collateralized, and the collateral may be unavailable or insufficient to meet the obligations of the borrower. They typically pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates.

■
Corporate Debt and Other Fixed-Income Securities.  Corporate debt securities are fixed-income securities issued by businesses to finance their operations. Corporate debt securities include bonds, notes, debentures and commercial paper issued by companies to investors with a promise to repay the principal amount invested at maturity, with the primary difference being their maturities and secured or unsecured status. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including companies of all market capitalizations. Corporate debt may be

Prospectus – Additional Information About the Fund9

rated investment grade or below investment grade and may carry fixed or floating rates of interest. Corporate bonds typically carry a set interest or coupon rate, while commercial paper is commonly issued at a discount to par with no coupon. The perceived ability of the company to meet its principal and interest payment obligations is referred to as its creditworthiness, and it may be supplemented by collateral securing the company’s obligations. Debentures are unsecured, medium- to long-term debt securities protected only by the general creditworthiness of the issuer, not by collateral. Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of their issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from a developing market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk. Typically, the values of fixed-income securities change inversely with prevailing interest rates. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.

■
Government-Sponsored Enterprises and U.S. Government Agencies.  The Fund may invest in debt obligations of U.S. government agencies, such as the Government National Mortgage Association (“Ginnie Mae” or “GNMA”) and Export-Import Bank of the United States (“ExImBank”), and government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Agricultural Mortgage Corporation (“Farmer Mac”), Federal Home Loan Bank system (“FHLBs”) and the Federal Farm Credit Banks Funding Corporation (“FFCB”). Although chartered or sponsored by Acts of Congress, debt obligations issued by such entities, other than Ginnie Mae and ExImBank, are not backed by the full faith and credit of the U.S. Government. Debt obligations issued by Fannie Mae, Freddie Mac, Farmer Mac, FHLBs, and FFCB are supported by the issuers’ right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury’s authority to purchase the issuer’s securities.

■
High-Yield Bonds. High yield, non-investment grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. High yield bonds are considered speculative by rating organizations. For example, Moody’s, S&P Global Ratings and Fitch, Inc. rate them below Baa3, BBB- and BBB-, respectively. Please see “Appendix C Ratings Definitions“ in the SAI for an explanation of the ratings applied to high yield bonds. High yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. Lower-rated securities are subject to additional risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund.

■
Investment Grade Securities. Investment grade securities that the Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by a rating organization rating that security (such as S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch, Inc.) or comparably rated by the  sub-advisor if unrated by a rating organization. The Fund, at the discretion of the sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

■
Municipal Securities. Municipal securities are debt obligations that are exempt from federal, state and/or local income taxes that generally are issued to raise funding for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. Revenue bonds are secured only by a specific revenue source. Although the security behind revenue bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer’s obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

■
Private Activity Bonds. Private activity bonds are a type of revenue bond issued by or on behalf of a state or local government to finance private projects, including, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Industrial revenue bonds are private activity bonds that are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes.

■
U.S. Government Securities. U.S. Government securities may include U.S. Treasury securities and securities backed by the full faith and credit of the United States, and securities issued by other U.S. government agencies and instrumentalities which have been established or sponsored by the U.S. government and that issue obligations which may not be backed by the full faith and credit of the U.S. government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Mortgage-Backed and Mortgage-Related Securities
Mortgage-backed securities are mortgage-related securities that may be issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies, such as the Government National Mortgage Association (“Ginnie Mae”), Export-Import Bank of the United States (“ExImBank”), government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Agricultural Mortgage Corporation (“Farmer Mac”), Federal Home Loan Bank system (“FHLBs”) and the Federal Farm Credit Banks Funding Corporation (“FFCB”,) as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the Fund.
The types of mortgage-backed and mortgage-related securities that the Fund may invest in include:

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CMBSs. CMBS include securities that reflect an interest in, and are secured by, a mortgage loan or pool of mortgage loans on commercial real estate property, such as industrial and warehouse properties, office buildings, hotels, retail space and shopping malls, mixed use properties, multifamily properties and cooperative apartments. Interest and principal payments from the underlying loans are passed through to the Fund according to a schedule of

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payments. Credit quality of the security depends primarily on the quality of the loans themselves and on the structure of the particular deal. CMBS are structured similarly to mortgage-backed securities in that both are backed by mortgage payments. However, CMBS involve loans related to commercial property, whereas mortgage-backed securities are based on loans relating to residential property. Commercial mortgage loans generally lack standardized terms, which may complicate their structure and tend to have shorter maturities than residential mortgage loans. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBS may be structured with multiple tranches, with subordinate tranches incurring greater risk of loss in exchange for a greater yield. The degree of subordination is determined by the ratings agencies that rate the individual classes of the structure. The commercial mortgage loans that underlie CMBS often are structured so that a substantial portion of the loan principal, rather than being amortized over the loan term, is instead payable at maturity (as a “balloon payment”). Repayment of a significant portion of loan principal thus often depends upon the future availability of real estate financing (to refinance the loan) and/or upon the value and saleability of the real estate at the relevant time.

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CMOs and REMICs. CMOs and interests in real estate mortgage investment conduits (“REMICs”) are debt securities collateralized by mortgages or mortgage pass-through securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest pay” tranche of bonds would initially receive all principal payments. When that tranche of bonds is retired, the subsequent tranches specified in the CMO prospectus receive all of the principal payments until they are retired. The sequential retirement of tranches continues until the last tranche is retired. CMOs also issue sequential and parallel pay classes, including planned amortization and target amortization classes, and fixed and floating rate CMO tranches. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis. Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes.
CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac and their income streams. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided.
A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or trust. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

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Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). They are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government, as in the case of securities guaranteed by GNMA, or guaranteed by government-sponsored enterprises, as in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The pools underlying privately-issued mortgage pass through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage pass-through securities do not have the same credit standing as U.S. government guaranteed securities and generally offer a higher yield than similar securities issued by a government entity. The timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Some mortgage pass-through securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity. Transactions in mortgage pass-through securities often occur through to-be-announced (“TBA”) transactions.

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Mortgage-Related Securities Issued by Private Organizations. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. To lessen the effect of failures by obligors on underlying assets to make payments, these securities may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof. Insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Investment Companies
The  Fund, at times, may invest in shares of other investment companies. The Fund may invest in securities of an investment company advised by the Manager and/or a sub-advisor, with respect to which the Manager and/or sub-advisor also receives a management or advisory fee. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in this Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

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Government Money Market Funds. The Fund can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Investment Company Act to provide liquidity or for defensive purposes. The Fund could invest in government money market funds rather than purchasing individual short-term investments. If the Fund invests in government money market funds, shareholders will bear their proportionate

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share of the expenses, including for example, advisory and administrative fees, of the government money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable government money market funds advised by the Manager. Although a government money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a government money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the government money market fund has purchased may reduce the government money market fund’s yield and can cause the price of a government money market security to decrease. In addition, a government money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Preferred Stock
Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock.
Additional Information About Risks
The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following section provides additional information regarding the Fund’s principal risk factors in light of its principal investment strategies. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Allocation Risk
This is the risk that allocations among strategies, asset classes and market exposures may be less than optimal and may adversely affect the Fund’s performance. There can be no assurance, particularly during periods of market disruption and stress, that judgments about asset allocation will be correct. Some broad asset categories and sub-classes may perform below expectations, or below the securities markets generally, over short and extended periods. The Fund may be negatively impacted if market correlations change abruptly or unexpectedly. The Fund’s allocations may be invested in strategies, asset classes and market exposures during a period when such strategies, asset classes and market exposures underperform.
Asset-Backed Securities Risk
Investments in asset-backed securities are influenced by the factors affecting the assets underlying the securities, including the broader market sector and individual markets. Investments in asset-backed securities are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, interest rate risk, prepayment and extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. These securities may be more sensitive to changes in interest rates than other types of debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. Asset-backed securities are also subject to the risk of a default on the underlying assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of asset-backed securities may not increase as much as other fixed-income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their loans. A decreased rate of prepayments may lengthen the expected maturity and duration of asset-backed securities, which, in turn, can make these securities more sensitive to changes in interest rates. Therefore, the prices of asset-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, the Fund may experience additional volatility and losses.
The Fund’s investments in asset-backed securities are subject to risks associated with the nature of the assets and the servicing of those assets. Certain asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. If a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities, and the Fund may suffer losses as a result. As such, a decline in the credit quality of and defaults by the issuers of asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. There may be a limited secondary market for certain asset-backed securities, which may make it difficult for the Fund to sell or realize profits on those securities at favorable times or for favorable prices. In addition, as certain asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of pools that include such subprime loans.
Callable Securities Risk
The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, the proceeds received by the Fund may be invested in securities paying lower coupon rates or other less favorable characteristics, and the Fund may not benefit from any increase in value that might otherwise result from declining interest rates. Thus, the Fund’s income could be reduced as a result of a call and this may reduce the amount of the Fund’s distributions. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund’s total return.
Convertible Securities Risk
The conversion value of a convertible security is the market value that would be received if the convertible were converted to its underlying common stock. The value of a convertible security typically increases or decreases with the price of the underlying common stock. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock when the underlying stock’s price is high relative to the conversion price. A convertible security also is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk, and there is a risk that the credit standing of the issuer may have an effect on the convertible security’s investment value. Because their value can be influenced by many different factors, convertible securities generally have less
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potential for gain or loss than the underlying common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible at the option of the holder. Many convertible securities have credit ratings that are below investment grade (commonly known as “junk bonds”) and are subject to the same risks as an investment in lower-rated debt securities. Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment.
Counterparty Risk
The  Fund is subject to the risk that a party or participant to a transaction, such as a broker, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the  Fund. As a result, the  Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed.
Credit Risk
The Fund is subject to the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail, or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations or default completely. There are varying degrees of credit risk, depending on the financial condition of an issuer, guarantor, or counterparty, as well as the terms of an obligation, which may be reflected in the credit rating of the issuer, guarantor, or counterparty. The strategies utilized by the  sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The  Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality, are not a guarantee of future credit performance of such securities, are not a guarantee of quality and do not protect against a decline in the value of a security. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and may make it difficult for the Fund to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers, and third-party fund distribution platforms, including the ability of shareholders to transact in  the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or financial data, the inability to process Fund transactions, interference with the Fund’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs. The occurrence of any of these problems could result in a loss of information, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance requirements, and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, its service providers or other market participants, such as third-party distribution platforms, which could impact the ability of the Fund to conduct operations or of shareholders to transact the Fund’s shares.
The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid or mitigate risks that could lead to problems discussed above. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, other Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Recent geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. The  Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties, third-party fund distribution platforms,  or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.
Debentures Risk
In the event of a default or bankruptcy by the issuer, as unsecured creditors, debenture holders will not have a claim against any specific assets of the issuer and will therefore only be paid from the issuer’s assets after the secured creditors have been paid. The Fund is subject to the risk that the value of a debenture will fluctuate with changes in interest rates and the perceived ability of the issuer to make interest or principal payments on time.
The Fund may invest in both corporate and government debentures.
Foreign Exposure Risk
Exposure to  non-U.S. issuers carries potential risks not associated with exposure to U.S. issuers. Such risks may include, but are not limited to: (1) political and financial instability, (2) less liquidity, (3) greater volatility, and (4) different government regulation of issuers. To the extent the Fund exposes a significant portion of its assets to securities of non-U.S. issuers domiciled in a single country or region, it is more likely to be affected by events or conditions of that country or region. The Fund’s exposure to a non-U.S. issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes or the imposition of economic and other sanctions by the U.S. or another country against a particular country, as well as competition from subsidized foreign competitors with lower production costs. There may be restrictions on the flow of international capital, including the possible seizure or nationalization of the assets of non-U.S. issuers to which the Fund is exposed. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
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High Portfolio Turnover Risk
Portfolio turnover is a measure of the  Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the  Fund sold and replaced the entire value of its securities holdings during the period. The  Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which could increase the  Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the  Fund’s annual operating expenses or in the expense example, but they can have a negative impact on performance and generate higher capital gain distributions to shareholders than if the  Fund had a low portfolio turnover rate. Frequent trading by the  Fund could also result in increased realized net capital gains, distributions of which are taxable to the  Fund’s shareholders when Fund shares are held in a taxable account (including net short-term capital gain distributions, which are taxable to them as ordinary income).
High-Yield Securities Risk
Exposure to high-yield securities (commonly referred to as ‘’junk bonds’’) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high-yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the  Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the  Fund may lose its entire investment. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.
Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. The lower rating of certain high-yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed-income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the  Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the  Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the  Fund may write off prior income accruals for that issuer, resulting in a reduction in the  Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default.
The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted high-yield securities or unrated securities of comparable quality, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.
Interest Rate Risk
Investments in fixed-income securities that are influenced by interest rates are subject to interest rate risk. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction as movements in interest rates. For example, the value of the Fund’s fixed-income investments typically will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline.  Interest rate increases, including significant or rapid increases, may result in a decline in the value of bonds  held by the Fund, make issuers less willing or able to make principal and interest payments on fixed-income investments when due, lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments, any of which may result in substantial losses to the Fund. When interest rates decline, issuers may prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.    The prices of fixed-income securities  are also affected by their durations. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than fixed-income securities with shorter durations. Rising interest rates may cause the value of the Fund’s investments in investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Fund. For example, if a bond has a duration of six years, a 1% increase in interest rates could be expected to result in a 6% decrease in the value of the bond. Yields of fixed-income securities will fluctuate over time. In addition, decreases in fixed-income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads, and less transparent pricing in certain fixed-income markets.
The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.
Investment Risk
An investment in the  Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The  Fund should not be relied upon as a complete investment program. The share price of the  Fund fluctuates, which means that when you sell your shares of the  Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the  Fund.
Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. An individual security may be more volatile, and may perform differently, than the market as a whole.
Liquidity Risk
The  Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. When there is little or no active trading market for specific types of securities, it can become more difficult to purchase or sell the securities at or near their perceived value. As a result,
14Prospectus – Additional Information About the Fund

the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. An inability to sell a portfolio position can adversely affect the Fund’s NAV or prevent the Fund from being able to take advantage of other investment opportunities. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Unexpected redemptions or redemptions by a few large investors in the Fund may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs and may have a significant adverse effect on the  Fund’s NAV per share and remaining Fund shareholders. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. For example, liquidity risk may be magnified in rising interest rate environments in the event of higher than normal redemption rates. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.
Loan Interests Risk
In making investments in loans that are made by banks or other financial intermediaries to borrowers, the  Fund will depend primarily on the creditworthiness of the borrower for payment of principal and interest, and will also rely on the financial institution to make principal and interest payments to the  Fund once it receives payment on the underlying loan or to pursue appropriate remedies against a borrower in the event that the borrower defaults, which may expose the  Fund to the credit risk of both the financial institution that made the loan and the underlying borrower. The market for bank loans may not be highly liquid, and the  Fund may have difficulty selling them. Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the  Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of the  Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the  Fund to sell them at prices that are less than what the  Fund regards as their fair market value, which would cause a material decline in the  Fund’s NAV and may make it difficult to value such loans. Accordingly, loan interests may at times be illiquid. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may make bank loans more difficult to sell at an advantageous time or price than other types of securities or instruments. There may be less readily available information about loans. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.   It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a loan instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of that borrower when it would otherwise be advantageous to do so. Any steps taken to ensure that the Fund does not receive material non-public information about a security may have the effect of causing the Fund to have less information than other investors about certain interests in which it seeks to invest. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets, although many covenants may be waived or modified with the consent of a certain percentage of the holders of the loans even if the Fund does not consent. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws, or may be depleted by the interests of more senior lenders. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral.
Market Risk
The  Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect  the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by  the Fund will increase in value along with the broader market. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last 10-15 years, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.
Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters, and  cybersecurity incidents, have led, and in the future may continue to lead, to general instability in world economies and markets and reduced liquidity in securities, which may negatively affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which could increase the costs that  the Fund incurs and lower  the Fund’s performance.
Prospectus – Additional Information About the Fund15

Policies established by the  U.S. government and/or Federal Reserve and economic and political circumstances within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in government leadership, a government’s inability to agree on a budget, high public debt, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.
Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

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Recent Market Events Risk. Both  U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, during periods of significant volatility, the risks discussed herein associated with an investment in  the Fund may be increased. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the  U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. The economies of all nations, including the U.S., are subject to the risks of slowing global economic growth, protectionist trade policies, inflationary pressures, limits imposed by international trade and security agreements, political or economic dysfunction, poor consumer sentiment, and reduced demand for goods due to fluctuating commodity prices and currency values, and these risks may create significant market volatility in ways that cannot be foreseen at the present time. These economic risks could have a negative impact on  the Fund’s investments. The U.S. has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from Canada, Mexico, and European countries. The U.S. also has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from China, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. These countries have imposed or threatened to impose retaliatory tariffs on U.S. goods. If relations between the U.S. and these and other foreign countries do not improve or continue to deteriorate, markets and individual securities may be severely affected both regionally and globally, and the value of  the Fund’s investments may go down.
The U.S. Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors could stop or reverse such changes. It is difficult to accurately predict the various economic and political factors that influence the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Changes in interest rates could lead to an economic slowdown in the U.S. and abroad, significant market volatility and reduced liquidity in certain sectors of the market. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
Tensions, war (including cyber warfare) or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or in eastern Asia could affect the economies of many nations, including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and related sanctions and the repercussions of such events, including the potential for cyber warfare, remain uncertain and cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors, and the performance of  the Fund and its investments or operations could be negatively impacted whether or not  the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to  the Fund. The full effect of such regulations is not currently known, and certain regulatory changes could limit  the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for the Fund to operate, and adversely impact performance. Additionally, it is possible such regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the Fund.
Further, advancements in technology may also adversely impact market movements and liquidity. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of  the Fund. As artificial intelligence is used more widely, which can occur relatively rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact issuer and market performance. As a consequence,  the Fund’s holdings and its overall performance could be negatively impacted.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. China’s economy, which has been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. While the Chinese government appears to be taking measures to address these issues, due to the size of China’s economy, the resolution of these issues could impact a number of other countries.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.
Global climate change potentially may affect property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful storms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

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Mortgage-Backed and Mortgage-Related Securities Risk
Investments in mortgage-backed and mortgage-related securities are influenced by the factors affecting the assets underlying the securities or the housing market in general. Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, interest rate risk, prepayment and extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and mortgage-related securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of mortgage-backed and mortgage-related securities do not increase as much as other fixed-income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage. A decreased rate of prepayments lengthens the expected maturity of mortgage-backed and mortgage-related securities. Therefore, the prices of mortgage-backed and mortgage-related securities may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, the Fund may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of mortgage-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund.   In addition, certain mortgage-backed and mortgage-related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

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Collateralized Mortgage Obligation (“CMOs”) Risk. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, CMOs may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk, and may be highly sensitive to changes in interest rates. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. While CMO collateral is generally issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by any government guarantees. Privately issued CMOs are not U.S. government securities nor are they supported in any way by any U.S. government agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest, and the Fund could experience delays in liquidating its position. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

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Commercial Mortgage-Backed Securities (“CMBS”) Risk. CMBS are subject to the risks generally associated with mortgage-backed securities and reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of borrowers to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes in government rules, regulations and fiscal policies, and the ability of a property to attract and retain tenants. CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages, particularly during periods of economic downturn. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. Furthermore, CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be less liquid and subject to greater volatility than government issues. CMBS are subject to a greater degree of prepayment and extension risk than many other forms of fixed-income securities and, therefore, CMBS may react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

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Mortgage Pass-Through Securities Risk. Mortgage pass-through securities are sensitive to interest rate changes, and small movements in interest rates, both increases and decreases, may quickly and significantly affect the value of certain mortgage pass-through securities. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates. Certain of the mortgage pass-through securities in which the Fund may invest in are issued or guaranteed by agencies or instrumentalities of the U.S. government but are not backed by the full faith and credit of the U.S. government. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so, which can cause the Fund to lose money or underperform. The risks of investing in mortgage pass-through securities include, among others, interest rate risk, credit risk, prepayment risk and extension risk, as well as risks associated with the nature of the underlying mortgage assets and the servicing of those assets. These securities are subject to the risk of default on the underlying mortgages, and such risk is heightened during periods of economic downturn. Transactions in mortgage pass-through securities often occur through to-be-announced (“TBA”) transactions. If a TBA counterparty defaults or goes bankrupt the Fund may experience adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in a TBA transaction which can cause the Fund to lose money or underperform.

Municipal Securities Risk
The value of municipal securities, and the ability of a municipal issuer to make payments, can be affected by uncertainties in the municipal securities market, including: litigation; the strength of the local or national economy; the issuer’s ability to raise revenues through tax or other means; budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding; a legislature’s willingness or ability to appropriate funds needed to pay municipal securities obligations; the bankruptcy of the issuer; adverse political and legislative changes, including to eliminate or limit the tax-exempt status of municipal bond interest or dividends; and other changes in the financial condition of a municipality.
Municipal securities and their issuers may be more susceptible to downgrade, default and bankruptcy as a result of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending, and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to  the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. At times, municipal issuers have defaulted on obligations or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse in the future. Reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. Some obligations may be difficult to trade or interest payments may be tied only to a specific stream of revenue. In addition, the Fund’s investments in municipal securities are subject to the following risks:
Prospectus – Additional Information About the Fund17

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Private Activity Bonds Risk. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or a project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund’s value. The Fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax. See the section of the Prospectus entitled “About Your Investment-Distributions and Taxes” for more details.

Other Investment Companies Risk
To the extent that the  Fund invests in shares of other registered investment companies, the  Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to the  Fund’s direct fees and expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them. The  Fund must rely on the investment company in which it invests to achieve its investment objectives. If the investment company fails to achieve its investment  objectives, the value of  the  Fund’s investment may decline, adversely affecting the  Fund’s performance. To the extent the  Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the  Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.   The  Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.

Preferred Stock Risk
Preferred stocks, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity, which can have a negative effect on their prices when interest rates decline. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Issuers may threaten preferred stockholders with the cancellation of all dividends and liquidation preference rights in an attempt to force their conversion to less secure common stock. Certain preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities. Therefore, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. Preferred stocks may also be subject to credit risk.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a bond or other fixed-income security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be prepaid as expected. When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset-backed securities, more quickly than expected, causing the issuer of the security to repay the principal or otherwise call, convert or redeem the security prior to the security ‘s expected maturity date. If this occurs, no additional interest will be paid on the investment, and the Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. Any of these may result in a reduced yield to the Fund. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Prepayments could also create capital gains tax liability in some instances.
Conversely, extension risk is the risk that, as a result of higher interest rates or other factors, borrowers decrease prepayments. This may result in the extension of a security’s effective maturity, increase the risk of default or delayed payment, heighten interest rate risk and increase the potential for a decline in an investment’s price. A rise in interest rates or lack of refinancing opportunities can cause the fund’s average maturity to lengthen unexpectedly. This would increase the fund’s sensitivity to rising rates and its potential for price declines. In addition, as a consequence of a decrease in prepayments, the amount of principal available to the Fund for investment would be reduced. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the Fund may be unable to capitalize on securities with higher interest rates or wider spreads. Extensions of obligations could cause the Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the Fund’s performance.
Redemption Risk
The  Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or a depressed value. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. The risk of loss is also greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to sell are illiquid. The ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities or otherwise to “make a market” in debt securities may also be reduced. These factors, along with an inability to find a ready buyer, or legal restrictions on a security’s resale, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility, or from a bank line of credit, which may increase costs. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.
Secured, Partially Secured and Unsecured Obligation Risk
Debt obligations may be secured, partially secured or unsecured. Debt obligations that are secured with specific collateral of the borrower provide the holder with a claim on that collateral in the event that the borrower does not pay scheduled interest or principal that is senior to that held by any unsecured creditors, subordinated debt holders and stockholders of the borrower. Obligations that are fully secured offer the  Fund more protection than a partially secured or unsecured obligation in the event of such non-payment of scheduled interest or principal.
Interests in secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which the  Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the  Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. In addition, the collateral securing the obligation may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other
18Prospectus – Additional Information About the Fund

responsible parties and, as a result, the  Fund may not have priority over other creditors as anticipated. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the  Fund has an interest.
If an obligation in which the  Fund invests, such as a secured loan, is foreclosed, the  Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and as a creditor would likely bear its pro rata costs and liabilities associated with owning and holding or disposing of the collateral. The collateral may be difficult to sell, and the  Fund would bear the risk that the collateral may decline in value while the  Fund is holding it.
Some obligations in which the  Fund may invest are only partially-secured or are unsecured. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral, and will be effectively subordinated to a borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the  Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid.
Securities Selection Risk
Securities selected for the Fund may decline substantially in value or may not perform to expectations. Judgments about the attractiveness, value and anticipated price movements of a security or asset class may be incorrect, and there is no guarantee that securities will perform as anticipated. The value of a security can be more or less volatile than the market as a whole, and the  Fund’s strategy may fail to produce the intended results.   It may not be possible to predict, or to hedge against, a widening in the yield spread of the securities selected for the  Fund. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.
Small Fund Risk
Like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the affected period. Investment positions may also have a disproportionate impact, negative or positive, on performance, and Fund performance may be more volatile than that of a larger fund. The Fund’s shareholder fees and annual fund operating expenses also may be higher than those of a fund that has attracted sufficient assets to achieve investment and trading efficiencies. Shareholders of the Fund may incur higher expenses if the Fund fails to attract sufficient assets to realize economies of scale. Investors in the Fund bear the risk that, without sufficient assets, the Fund may not be successful in implementing its investment strategies or may not employ a successful investment strategies. If the Fund does not attract sufficient assets, the Fund may not be viable, and any resulting liquidation could create elevated and negative transaction costs for the Fund and adverse federal income tax consequences for investors, as well as causing shareholders to incur expenses of liquidation.
Unrated Securities Risk
Because the  Fund may purchase securities that are not rated by any rating organization, the  sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the  sub-advisor may not accurately evaluate the security’s comparative credit rating. To the extent that the  Fund invests in unrated securities, the  Fund’s success in achieving its investment objectives  may depend more heavily on the  sub-advisor’s credit analysis than if the  Fund invested exclusively in rated securities. Less public information is typically available about unrated securities or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the  Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.
U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the stated interest rate and face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate with changes in interest rates and the credit rating of the U.S. government. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in securities issued by government-sponsored enterprises, such as Fannie Mae, Freddie Mac, FHLB, FFCB and GNMA, are debt obligations issued by agencies and instrumentalities of the U.S. government. These obligations vary in the level of support they receive from the U.S. government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of GNMA; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the FHLB or the FFCB; (iii) supported by the discretionary authority of the U.S. government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund holds securities of such issuer, it might not be able to recover its investment from the U.S. government. U.S. government securities and securities of government-sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing. The maximum potential liabilities of the issuers of some securities issued by the U.S. government or government-sponsored enterprises that are held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury, and it is possible that these issuers may not have the funds to meet their payment obligations in the future.
U.S. Treasury Obligations Risk
Securities issued or guaranteed by the U.S. Treasury are backed by the “full faith and credit” of the United States; however, the U.S. government guarantees the securities only as to the stated interest rate and face value at maturity, not its current market price and the market prices of such securities may fluctuate. The market value of U.S. Treasury obligations may vary due to fluctuations in interest rates. In addition, changes to the financial condition or credit rating of the  U.S. government may cause the market value of the Fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, and threats not to increase the federal government’s debt limit, which may result in a potential default on the national debt, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline. Because U.S. Treasury securities trade actively outside the United States, their prices may also rise and fall as changes in global economic conditions affect the demand for these securities. The total public debt of the U.S. as a percent of GDP has grown rapidly in recent years. Although high debt levels do not necessarily indicate or cause economic problems, they have the potential to create systemic risks if sound debt management practices are not implemented.
Valuation Risk
This is the risk that a security may be valued at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the  valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment.
Prospectus – Additional Information About the Fund19

Investors who purchase or redeem Fund shares on days when the  Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the  Fund determines its NAV.
Additional Information About Performance Index
The Fund’s performance is compared to the Bloomberg US Aggregate Bond Index. Set forth below is additional information regarding the index to which the Fund’s performance is compared.

■
The  Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index  includes components for Treasuries, government-related and corporate securities, fixed-rate agency mortgage-backed securities,  asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Notices Regarding Index Data
“Bloomberg®“ and the Bloomberg indices listed herein (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by the distributor hereof (the “Licensee”).
The financial products named herein (the “Products”) are not sponsored, endorsed, sold or promoted by  Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Products or any member of the public regarding the advisability of investing in securities or commodities generally or in the Product particularly. The only relationship of Bloomberg to Licensee is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Licensee or the Products. Bloomberg has no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Products to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Products, in connection with the administration, marketing or trading of the Products.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE PRODUCT OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Fund Management
The Manager
AMERICAN BEACON ADVISORS, INC. (the “Manager”) serves as the Manager and administrator of the Fund. The Manager, located at 220 East Las  Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.
The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Advisers Act. The Manager is not registered as a CPO with respect to the Fund in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swaps Dealer and Intermediary Oversight (“Division”) of the CFTC. Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exclusion in CFTC Regulation 4.5. In addition, on behalf of the Fund, the Manager has filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration under the Commodity Exchange Act. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.
For the fiscal year ended January 31, 2026, the Fund paid aggregate management fees to the Manager and investment advisory fees to its sub-advisor of 0.20% of the Fund’s average daily net assets, net of any waivers and recoupments of management fees and sub-advisory fees.
As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.
As of the date of this Prospectus, the Fund does not intend to engage in securities lending activities.
A discussion of the Board’s consideration and approval of the Management Agreement between the Trust, on behalf of  the  Fund, and the Manager and the Investment Advisory Agreement  among the Trust, on behalf of  the  Fund, the sub-advisor and the Manager is available in Item 11 of the  Fund’s Form N-CSR as filed with the SEC for the fiscal  period ended July 31, 2025.
The Manager has contractually agreed to waive fees and/or reimburse expenses of the following share classes of the  Fund to the extent that Total Annual Fund Operating Expenses exceed a percentage of that class’s average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) through  May 31, 2027  as follows:
20Prospectus – Fund Management

Contractual Expense Limitations

American Beacon Fund	A Class	C Class	Y Class	R6 Class
American Beacon NIS Core Plus Bond Fund	0.78%	1.53%	0.53%	0.43%
The contractual expense reimbursement and fee waiver by the Manager can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board.  The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.
The Sub-Advisor
Set forth below is a brief description of the sub-advisor and the portfolio managers who have joint and primary responsibility for the day-to-day management of the Fund. The Fund’s SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Fund and their compensation.
National Investment Services of America, LLC (“National Investment Services”), located at 777 E. Wisconsin Avenue, Suite 2350, Milwaukee, WI 53202, is a registered investment adviser, and was founded in 1993. National Investment Services is an indirect majority-owned subsidiary of Topco, which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms.   As of March 31, 2026, National Investment Services had assets under management of approximately $16.3 billion.
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.
Mark R. Anderson, CFA, Chief Strategy Officer Mark R. Anderson is the chief strategy officer at National Investment Services. He also serves as a member of the fixed income investment, management, and equity investment committees. An owner of the firm, Mark has been with the company since 2000 and has over 25 years of investment experience. Mark is charged with leading dynamic fixed income allocation discussions, monitoring implementation and ensuring that client expectations are being met. He is also the co-portfolio manager of the preferred stock strategy, portfolio manager for taxable municipal bonds, and is responsible for the firm’s economic and market outlooks. He is a frequent speaker at both client and industry conferences. Prior to joining National Investment Services, Mark was security analyst and portfolio manager at Associated Trust Company. He holds a B.S. in business administration from the University of Wisconsin – Stevens Point. Mark is a CFA charterholder.
Lesly M. Barnes, Portfolio Manager, Structured Products and Treasury Lesly M. Barnes is a portfolio manager at National Investment Services. She also is a member of the fixed income investment committee. Lesly joined the firm in 2007 and has over 15 years of investment experience. As a member of the structured product team, she is responsible for idea generation, credit research, structure and collateral analysis, and trading in both the ABS and treasury sectors. Lesly joined National Investment Services from Strong Capital Management. She holds a degree from Miami University-Oxford.
Jason  C. Berrie, CFA, Chief Investment Officer Jason C. Berrie is the chief investment officer at National Investment Services. He also serves on the board of directors, and is a member of the fixed income investment and management committees. An owner of the firm, Jason has been with the company since 2003 and has over 25 years of investment experience. As CIO, Jason is responsible for working to develop investment strategies and oversee final portfolio decisions. He is the lead portfolio manager for the corporate bond team and is also charged with determining high yield allocations within the core plus, intermediate plus, and dynamic fixed income investment strategies. Jason is also lead portfolio manager for the short duration high yield strategy. Prior to joining National Investment Services, Jason served as a portfolio manager at both the Guggenheim Group and Midland Advisors Company. Jason holds a B.B.A. in business administration from the University of Iowa. He is a CFA charterholder.
Jay T. Dirienzo, Lead Portfolio Manager, Preferred Stock Jay  T.  Dirienzo is the lead portfolio manager, Preferred Stock at National Investment Services.  Prior to his promotion on January 1, 2024, Jay was an assistant portfolio manager for Preferred Stock from January 1, 2022 to  December 31, 2023. From 2020 to 2021, Jay was a credit analyst, primarily responsible for research coverage in bank and finance,  REITS, and gaming. He joined the firm as a portfolio analyst in 2015. Jay was an administrative associate at  SJA Financial Advisory from July 2015 to September 2015 where he supported financial planners, portfolio managers, and operations teams to help with client needs. Jay holds a B.A. in Financial Management from the University of St. Thomas.
Michael D. Fohr, CFA, CPA, JD, MBA, Co-Portfolio Manager, High Yield Michael D. Fohr is a Co-Portfolio Manager, High Yield at National Investment Services. He joined the firm in 2016 and is responsible for research coverage in the services, capital goods, consumer goods and retail sectors for both high-yield and investment grade corporate bonds. Prior to joining National Investment Services, Mike was an equity analyst for Reinhart Partners, from October 2013 to June 2016, focused on the energy and business services sectors. Previously, he was an equity research intern at Wells Capital Management. He was also one of four students selected to manage $50 million in fixed income assets for the University of Wisconsin System while attending UW-Madison’s Applied Security Analysis Program. Mike holds a B.B.A in accounting and an M.S. in taxation from the University of Wisconsin – Milwaukee. He also holds an M.B.A. in applied security analysis and J.D. from the University of Wisconsin-Madison. Mike is a CFA charterholder and certified public accountant.
James S. Kaplan,  CFA, Lead Portfolio Manager, Structured Products James S. Kaplan is a lead portfolio manager at National Investment Services. He also serves as a member of the fixed income investment and asset pricing committees. An owner of the firm, Jim has been with the company since 2009 and has over 35 years of investment experience. He is responsible for the management of all mortgage products including residential and commercial, consumer ABS sectors, and esoteric ABS sectors. Prior to joining National Investment Services, Jim was a lead portfolio manager of structured products at William Blair & Company. Jim was also the co-manager on two taxable bond funds and one money-market fund. He began his career at First Union National Bank. Jim holds a B.A. in economics and political science from Washington and Lee University. Jim serves on the board of the Daniel Murphy Scholarship Fund. He is a CFA charterholder.
Stefan T. Martin, Portfolio Manager, Structured Products Stefan T. Martin is a portfolio manager for National Investment Services. He joined the firm in 2017 and has over 15 years of investment experience. As a member of the structured product team, he is responsible for idea generation, credit research, structure and collateral analysis in the CMBS sector. Prior to joining National Investment Services, Stefan had multiple roles at Aberdeen Asset Management between November 2007 and December 2016, where he served as a credit analyst for the structured products team, CMBS portfolio manager and REIT credit analyst. Prior to joining Aberdeen, Stefan was as a CMBS surveillance analyst at Capmark Financial Group. Stefan holds a B.A. in biology from Goshen College and an M.B.A. in finance from Villanova University.
Prospectus – Fund Management21

Kyle R. Olson, Portfolio Manager, Fixed Income Analyst Kyle R. Olson is a portfolio manager and  a fixed income analyst at National Investment Services. He is responsible for cash management and provides research coverage for the structured product team. Kyle joined National Investment Services in 2016 as an operations analyst. Prior to joining National Investment Services, Kyle was employed by Guardian Property Management. Kyle holds a B.A. in Finance and a B.S. in Real Estate from the University of St. Thomas.
Thomas M. Price, Co-Portfolio Manager, High Yield Thomas M. Price is a co-portfolio manager, High Yield for National Investment Services. He joined the firm in August 2020 and has over 25 years of investment experience. As a member of the high yield team, he is responsible for idea generation, credit research, structure and collateral analysis. Prior to joining National Investment Services, Tom had multiple roles at Wells Fargo Asset Management where he served as a credit analyst, portfolio manager and team (2005-2020). Prior to joining Wells Fargo, Tom was a high yield bond and private placement analyst at Northwestern Mutual Life Insurance. Tom holds a B.A. in business administration from the University of Michigan and an M.B.A. in finance from the Kellogg Graduate School of Management at Northwestern University.
Vincent S. Russo, CFA, Portfolio Manager, Corporate Bonds Vincent S. Russo is a portfolio manager at National Investment Services. He has over 20 years of investment experience and joined the firm in 2014. Vince is responsible for sector allocations, credit research and trading primarily corporate bonds in the industrial sector. Prior to joining National Investment Services, Vince had multiple roles at BMO Asset Management including director of credit research and co-portfolio manager for multiple open end fixed income mutual funds and portfolio manager for institutional, separately-managed accounts. Prior to BMO, Vince worked as a fixed income analyst at Clarica where he was responsible for bottom-up credit research of corporate credit. Vince holds a B.B.A. in finance and an M.B.A. from the University of Wisconsin – Whitewater. He is a CFA charterholder.
Barbara A.  Schalla, CFA, Portfolio Manager, Corporate Bonds Barbara A. Schalla is a portfolio manager at National Investment Services. She also serves as a member of the fixed income investment and asset pricing committees. An owner of the firm, Barb has been with the company since 1993 and has over 30 years of investment experience. Barb co-manages the corporate bond portfolio and oversees adherence to investment policy guidelines and consistency among portfolios. Additionally, Barb helps coordinate dynamic fixed income strategy implementation as part of the decision-making team. Prior to joining National Investment Services, Barb worked at NISA, the former parent company of National Investment Services, prior to National Investment Services becoming independent. Barb started her career at Blunt Ellis & Loewi. Barbara holds a B.B.A. in finance from the University of Wisconsin – Milwaukee. She is a CFA charterholder.
Stephen J. Smitley, Portfolio Manager, Municipal and Structured Products Stephen J. Smitley is a portfolio manager, Municipal and Structured Products at National Investment Services. As a member of the corporate bond team, he is a portfolio manager of the municipal and structured product sectors in the National Investment Services managed portfolios. Prior to joining National Investment Services in 2021, Stephen was a lead portfolio manager of structured products at Aware Asset Management from 2017 to 2021, and held various roles in the structured products sector at Carval Investors from 2009 to 2017, Black River Asset Management from 2007 to 2009, and GMAC-RFC from 1999 to 2007. Stephen holds a B.S. in finance from California State University - Northridge and an M.S.B.A. from the University of Notre Dame Mendoza College of Business.
Valuation of Shares
The price of the  Fund’s shares is based on its NAV. The  Fund’s NAV per share is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding.
The NAV per share of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the NYSE, which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.
Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.
The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the exchange rates as of 4:00 p.m. Eastern Time will normally be used.
Rule 2a-5 under the Investment Company Act establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether the Fund must fair value a security.
Among other things, Rule 2a-5 permits the Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Manager as valuation designee under Rule 2a-5 to perform fair value functions in accordance with the requirements of Rule 2a-5.
Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as for fixed-income securities and when: (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV per share, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. Securities may be fair valued as a result of significant events occurring after the close of the foreign markets in which the Fund invests. In addition,  the Fund may invest in illiquid securities requiring these procedures.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the
22Prospectus – Fund Management

Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. You may view the Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links’’ and then ‘‘Daily NAVs.’’
About Your Investment
Choosing Your Share Class
The  Fund offers various classes of shares. Each share class of the  Fund represents an investment in the same portfolio of securities for the Fund, but each class has its own expense structure and combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best fits your situation.
Factors you should consider when choosing a class of shares include:

■	How long you expect to own the shares;

■	How much you intend to invest;

■	Total expenses associated with owning shares of each class;

■	Whether you qualify for any reduction or waiver of sales charges;

■	Whether you plan to take any distributions in the near future; and

■	Availability of share classes.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.
A Class Charges and Waivers
The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Fund both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.
Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or other distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ‘‘A Class Sales Charge Reductions and Waivers.’’

Amount of Sale/Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	3.25%	3.36%	2.55%
$250,000 but less than $500,000	2.25%	2.30%	1.65%
$500,000 and above	0.00%	0.00%†	‡
†	No initial sales charge applies on purchases of $500,000 or more. A CDSC of 1.00% of the offering price will be charged on purchases of $500,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.
‡	See “Dealer Concessions on A Class Purchases Without a Front-End Sales Charge.”
The Distributor retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses. This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.
A Class Sales Charge Reductions and Waivers
A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Fund’s transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you, or your financial intermediary, do not let the Fund’s transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.
Waiver of Sales Charges
There is no front-end sales charge if you invest $500,000 or more in A Class shares of the Fund.
Sales charges also may be waived for certain shareholders or transactions, such as:

■	The Manager or its affiliates;

■
Present and former directors, trustees, officers, employees of the Manager, the Manager’s parent company, and the American Beacon Funds  (and their ‘‘immediate family’’ as defined in the SAI), and retirement plans established by them for their employees;

■	Registered representatives or employees of intermediaries that have selling agreements with the Fund;

■	Shares acquired through merger or acquisition;

■	Insurance company separate accounts;

■	Employer-sponsored retirement plans;

■	Dividend reinvestment programs;

■
Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

■
Shareholders that purchase the Fund through a financial intermediary that offers our A Class shares uniformly on a ‘‘no load’’ (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares;

■	Mutual fund shares exchanged from an existing position in the same fund as part of a share class conversion instituted by an intermediary; and

■	Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class shares sales charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.
Prospectus – About Your Investment23

Reduced Sales Charges
Under a “Rights of Accumulation Program,” a “Letter of Intent” or through “Concurrent Purchases” you may be eligible to buy A Class shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.
This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.
Dealer Concessions on A Class Purchases Without a Front-End Sales Charge
Brokers who initiate and are responsible for purchases of $500,000 or more of A Class shares of the Fund may receive a dealer concession from the Fund’s Distributor of 1.00% of the offering price. If a client or broker is unable to provide account verification on purchases of $500,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ‘‘A Class Sales Charge Reductions and Waivers’’ are not eligible for dealer concessions on purchases of $500,000 or more.
Rights of Accumulation Program
Under the Rights of Accumulation Program, you may qualify for a reduced sales charge for A Class shares by aggregating all of your investments held in certain accounts (‘’Qualified Accounts’’). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

■	Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

■	UTMAs/UGMAs;

■	IRAs, including traditional, Roth, SEP and SIMPLE IRAs; and

■	Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.
You must notify your financial intermediary, or the  Fund’s transfer agent, in the case of shares held directly with the Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current market value, as of the day prior to your additional American Beacon Funds’ purchase (whichever is higher) of your existing American Beacon Funds mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and other distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.
If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current market value of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Fund’s transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.
Upon receipt of the above referenced supporting documentation, the financial intermediary or the Fund’s transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
Letter of Intent
If you plan to invest at least $50,000 (excluding any reinvestment of dividends and other distributions) during the next 13 months in any class of the Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.
A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.
Concurrent Purchases
You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.
CDSC — A Class Shares
Unless a waiver applies, investors who purchase $500,000 or more of A Class shares of the Fund (and, thus, pay no initial sales charge) will be subject to a 1.00% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.
CDSC — C Class Shares
If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.
24Prospectus – About Your Investment

How CDSCs will be Calculated
The amount of the CDSC will be based on the market value of the redeemed shares at the time of the redemption or the original purchase price, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV per share over the initial purchase price or shares you received through the reinvestment of dividends or  other distributions.
To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will redeem your shares in the following order:

■	shares acquired by the reinvestment of dividends or other distributions;

■	other shares that are not subject to the CDSC;

■	shares held the longest during the holding period.

Waiver of CDSCs — A and C Class Shares
A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Fund’s transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Fund’s transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.
The CDSC may be waived if:

■	The redemption is due to a shareholder’s death or post-purchase disability;

■	The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

■	The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

■	The redemption is for a “required minimum distribution” from a traditional IRA as determined by the Internal Revenue Service;

■	The redemption is due to involuntary redemptions by the Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions;

■	The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

■	The redemption is to return excess contributions made to a retirement plan; or

■	The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.
Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the  Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.
Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges). Such intermediary-specific sales charge variations are described in Appendix A to this Prospectus, entitled “Intermediary Sales Charge Discounts, Waivers and Other Information.” Appendix A is incorporated herein by reference (is legally a part of this Prospectus).
In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders may have to purchase Fund shares through another intermediary to receive these waivers or discounts. This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.
Conversion of C Class Shares to A Class Shares
C Class shares convert automatically into A Class shares eight (8) years after the initial date of purchase or, if you acquired your C Class shares through an exchange or conversion from another share class, eight (8) years after the date you acquired your C Class shares, provided the conversion is available through your financial intermediary. When C Class shares that you acquired through a purchase or exchange convert to A Class shares, any other C Class shares that you purchased with reinvested dividends and distributions also will convert into A Class shares on a pro rata basis. A different holding period may also apply depending on your intermediary. Certain financial intermediaries may not make this conversion available to their clients. Please see “Appendix A—Intermediary Sales Charge Discounts, Waivers and Other Information“ in this Prospectus, or contact your financial intermediary for additional information.
Purchase and Redemption of Shares
Eligibility
The A Class, C Class, and Y Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. R6 Class shares are available only to participating 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health savings plans, health savings accounts and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans). R6 Class shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Generally, R6 Class shares are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.
Subject to your eligibility, as described below, you may invest in the Fund through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans. As described below, the Manager may allow certain individuals to invest directly in the Fund in its sole discretion.
If you are eligible and invest directly with the Fund, the fees and policies with respect to the Fund’s shares that are outlined in this Prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or a share class for any investor.
Prospectus – About Your Investment25

Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $500,000 or more, the Fund will decline a request to purchase C Class shares for $500,000 or more.
If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper ‘‘breakpoint’’ discount and all information regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.
Minimum Investment Amount by Share Class

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A	$2,500	$50	$250
Y	$100,000	$50	None
R6	None	$50	None
The Manager may allow a reasonable period of time after opening an account for a Y Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial professionals who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.
R6 Class shares can only be purchased through a participating retirement plan. R6 Class shares are available only to participating 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health savings plans, health savings accounts and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans). R6 Class shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Generally, R6 Class shares are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.
Opening an Account
You may open an account through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.
Direct mutual fund accounts are not available to new shareholders. The Manager may allow the following individuals or entities to open new direct mutual fund accounts in its sole discretion: (i) corporate accounts, (ii) employees of the Manager, or its direct parent company, Resolute Investment Managers, Inc., and its affiliates and subsidiaries, (iii) employees of a sub-advisor to a fund in the American Beacon Funds Complex, (iv) members of the Board, and (v) members of the Manager’s Board of Directors.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.
The  Fund reserves the right to liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution  is unable to verify the shareholder’s identity within three days of account opening.
Purchase Policies
Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. A purchase order is considered to be received in good order when it complies with all of the Fund’s applicable policies. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business, plus any applicable sales charges. Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.
The  Fund has authorized certain third-party financial intermediaries, such as broker-dealers, insurance companies, third-party administrators, and trust companies, to receive purchase and redemption orders on behalf of the  Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner. The Fund is not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.
Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of the  Fund are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. The  Fund reserves the right to require payment by wire. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ‘‘starter’’ checks, credit card checks, money orders, cashier’s checks, or third-party checks.
If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
26Prospectus – About Your Investment

Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.
Redemption Policies
If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of the Fund. A sale or redemption of your shares is generally taxable to you. See “Distributions and Taxes – Taxes.”
The redemption price will be the NAV per share next determined after a redemption request is received in good order, minus any applicable CDSC. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).
Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check, ACH, or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.
You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of the Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Fund. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and other distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV per share next calculated after the Fund receives your request. You must notify the Fund and your financial intermediary at the time of investment if you decide to exercise this privilege.
The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV per share is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.
Although the Fund intends to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the interfund credit facility, or from a bank line of credit, in stressed market conditions and other appropriate circumstances, the Fund reserves the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.
Exchange Policies
If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for the intermediary’s policies to effect an exchange.
Shares of any class of the Fund may be  exchanged for  shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled ‘‘Redemption Policies’’ and ‘‘Purchase Policies’’ for additional limitations that apply to redemptions and purchases. There is no front-end sales charge on exchanges between A Class shares of the Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund that has a CDSC. However, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.
Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.
If Fund shares were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of the Fund and into another fund.
The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange requests if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.
Shares of any class of the Fund may be converted to shares of another class of the Fund under certain limited circumstances.  For federal income tax purposes, the conversion of shares of one share class of the Fund to shares of a different share class of the Fund will not result in the realization of a capital gain or loss. However, an exchange of shares of the Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of a capital gain or loss for those purposes.
How to Purchase, Redeem or Exchange Shares
If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. The Fund will not accept a purchase order of $500,000 or more for  C Class shares if the purchase is known to be on behalf of a single investor (not including dealer “street name” or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

• Your name/account registration

• Your account number

• Type of transaction requested

• Fund name(s) and fund number(s)

• Dollar amount or number of shares

Prospectus – About Your Investment27

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 801 Pennsylvania Ave., Suite 219643 Kansas City, MO 64105-1307
Purchases by Wire:
Send a bank wire to State Street Bank and Trust Co. with these instructions:

■	ABA# 0110-0002-8; AC-9905-342-3,

■	Attn: American Beacon Funds,

■	the fund name and fund number, and

■	shareholder account number and registration.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A	$2,500	$50	$250
Y	$100,000	$50	None
R6	None	$50	None
Redemption proceeds will be mailed to the account of record or transmitted to commercial bank designated on the account application form.
Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.
To protect the  Fund and your account from fraud, a Medallion signature guarantee is required for redemption orders:

■	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

■	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The  Fund only accepts Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.
Payments to Financial Intermediaries
For certain share classes, the Fund and/or the Manager (and/or the Manager’s affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.
The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invests in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party’s own resources and constitute what is sometimes referred to as ‘‘revenue sharing.’’
Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.
Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.
The Fund will not make any of the payments described in this section with respect to its R6 Class shares.
Additional Payments with Respect to Y Class Shares
Y Class shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
General Policies
If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.
28Prospectus – About Your Investment

Share Class	Account Balance
A	$2,500
C	$1,000
Y	$25,000
R6	$0
If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right, upon 30 days’ advance written notice, to close the account and send the proceeds to the shareholder. The Fund reserves the authority to modify minimum account balances in its discretion.
A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.
An ACH privilege allows electronic transfer from a checking or savings account into a direct account with the Fund. The ACH privilege may not be used for initial purchases but may be used for subsequent purchases and redemptions. Purchases of Fund shares by ACH are subject to a limit of $2,000 per day.  The  Fund reserves the right to waive such limit in its sole discretion.
ACH privileges must be requested on the account application, or may be established on an existing account by submitting a request in writing to the Fund. Validated signatures from all shareholders of record for the account are required on the written request. See details below regarding signature validations. Such privileges apply unless and until the Fund receives written instructions from all shareholders of record canceling such privileges. Changes of bank account information must also be made in writing with validated signatures. The Fund reserves the right to amend, suspend or discontinue the ACH privilege at any time without prior notice. The ACH privilege does not apply to shares held in broker “street name” accounts or in other omnibus accounts.
When a signature validation is called for, a Medallion signature guarantee or Signature Validation Program (“SVP”) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The Fund may reject a Medallion signature guarantee or SVP stamp. Shareholders should call 1-800-658-5811 for additional details regarding the Fund’s signature guarantee requirements.
The following policies apply to instructions you may provide to the Fund by telephone:

■
The  Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■	The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The  Fund reserves the right to:

■
liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder’s identity within three business days of account opening,

■	seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and

■	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.
Escheatment
Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ‘‘inactivity’’ or the absence of customer-initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder-initiated activity on an account for at least three (3) to five (5) years.
Depending on the laws in your jurisdiction, customer-initiated contact might be achieved by one of the following methods:

■	Send a letter to American Beacon Funds via the United States Post Office.

■
Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund’s secure web application.

■	Access your account through the Fund’s secure web application.

■	Cashing checks that are received and are made payable to the owner of the account.

The Fund, the Manager, and the transfer agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. Unless you hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third-party intermediary regarding applicable state escheatment laws.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.
Contact information:

American Beacon Funds P.O. Box 219643

Prospectus – About Your Investment29

Kansas City, MO 64121-9643 1-800-658-5811 www.americanbeaconfunds.com

Frequent Trading and Market Timing
Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including: (i) the dilution of the Fund’s NAV per share, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio managers’ ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV per share is known as market timing.
The Fund’s Board has adopted policies and procedures intended to discourage frequent trading and market timing.
Shareholders may transact one ‘‘round trip’’ in the Fund in any rolling 90-day period. A ‘‘round trip’’ is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder,  may prohibit the shareholder from making further purchases of the Fund. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund’s shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.
The round-trip limit does not apply to the following transaction types:

■	shares acquired through the reinvestment of dividends and other distributions;

■	systematic purchases and redemptions;

■	shares redeemed to return excess IRA contributions; or

■
certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third-party administrators of retirement plans, and trust companies, will be asked to enforce the Fund’s policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Fund that they are currently unable to enforce the Fund’s policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund’s policies. The Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Fund.
The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Fund has entered into agreements with the intermediaries that service the Fund’s investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund’s instructions to restrict transactions by investors who the Manager has identified as having violated the Fund’s policies and procedures to deter frequent trading and market timing.
Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs’’ by the Fund based on specific criteria established by the Fund and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification; (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of the Fund followed within 90 days by the intermediary’s redemption of the Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund’s frequent trading and market timing policies.
The Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund’s policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.
Distributions and Taxes
The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”) on a monthly basis and distributions of realized net capital gains (“capital gains distributions”) and net gains from foreign currency transactions (sometimes referred to  below collectively as “other distributions”) on an annual basis (and dividends, capital gains distributions, and other distributions are sometimes referred to below collectively as “distributions”). Different tax treatment applies to different types of distributions (as described in the table under “Taxes”).
The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Any dividends are paid monthly, and capital gains distributions and other distributions are paid annually.
30Prospectus – About Your Investment

Options for Receiving Dividends and Other Distributions
When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your account application, distributions payable to you by  the Fund will be reinvested in additional shares of the distributing class of the Fund. There are four payment options available:

■	Reinvest All Distributions. You can elect to reinvest all distributions by the Fund in additional shares of the distributing class of the Fund.

■
Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by the Fund in additional shares of the distributing class of the Fund while receiving the other types of distributions by the Fund by check or having them sent directly to your bank account by ACH (“in cash”).

■	Receive All Distributions in Cash. You can elect to receive all distributions in cash.

■
Reinvest Your Distributions in shares of another American Beacon Fund. You can reinvest all of your distributions by  the Fund on a particular class of shares  in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

Distributions of Fund income are generally taxable to you regardless of the manner in which they are received or reinvested.
If you invest directly with the Fund, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by the Fund totaling less than $10.00 will be reinvested in shares of the distributing class of the Fund and will not be paid to you by check.
If you elect to receive a  distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, the Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions, in shares of the distributing class of the Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.
Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.
Taxes
Fund distributions are taxable to shareholders other than tax-qualified retirement plans and accounts and other tax-exempt investors. However, the portion of the Fund’s dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are “qualified dividend income” (as described below), are subject to federal income tax at the rates for ordinary income contained in the Internal Revenue Code. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss (“net capital gain”)*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to ‘‘qualified dividend income,’’ if any.
To the extent distributions are attributable to net capital gain that the Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual’’) (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares. A portion of the dividends the  Fund pays to individuals may be ‘‘qualified dividend income’’ (‘‘QDI’’) and thus eligible for the preferential rates, mentioned above,  that apply to net capital gain. QDI is the aggregate of dividends the  Fund receives on shares of most domestic corporations (excluding most distributions from  REITs) and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.
A portion of the dividends the Fund pays may also be eligible for the dividends-received deduction allowed to corporations (“DRD”), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only.
The Fund does not expect a substantial part of its dividends to qualify as QDI or be eligible for the DRD.
A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.
A shareholder who wants to use an acceptable basis determination method with respect to Fund shares other than the average basis method (the Fund’s default method) must elect to do so in writing, which may be electronic. The  Fund, or its administrative agent, must report to the IRS and furnish to its shareholders the basis information for dispositions of Fund shares. See “Tax Information” in the  SAI for a description of the rules regarding that election and the Fund’s reporting obligation.
An individual must pay a 3.8% tax on the lesser of (1) the individual’s ‘‘net investment income,’’ which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual’s ‘‘modified adjusted gross income’’ over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.
Each year, the  Fund’s shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.
The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund.
Prospectus – About Your Investment31

Additional Information
The Fund’s Board oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Fund’s manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or the Fund’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice.
Distribution and Service Plans
The Fund has adopted separate Distribution Plans for its A Class and C Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class and C Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisor pursuant to its Investment Advisory Agreement, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class shares of the Fund will pay up to 0.25% per annum of the average daily net assets attributable to the A Class and the C Class shares of the Fund will pay up to 1.00% per annum of the average daily net assets attributable to the C Class, to the Manager (or another entity approved by the Board). Because these fees are paid out of the Fund’s A Class and C Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Fund has also adopted a shareholder services plan for its A Class and C Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class and C Class shares. In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class shares of the Fund.
R6 Class shares will not reimburse the Manager for any non-distribution shareholder services provided by financial intermediaries.
Portfolio Holdings
A complete list of the Fund’s holdings is made available on the Fund’s  website on a monthly basis approximately twenty days after the end of each month and remains available for six months thereafter. A list of the Fund’s ten largest holdings is made available on the Fund’s website on a quarterly basis. The ten largest holdings of the Fund are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. The Fund’s ten largest holdings may also be accessed by selecting the Fund’s fact sheet.
A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI, which you may access on the Fund’s website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.
Delivery of Documents
The summary prospectus, Annual Shareholder Report and Semi-Annual Shareholder Report (“Shareholder Reports”) are available online at www.americanbeaconfunds.com/reports. If you are interested in electronic delivery of the Fund’s summary prospectus or Shareholder Reports, please go to  www.americanbeaconfunds.com and click on ‘‘Quick Links’’ and then ‘‘Register for E-Delivery.’’
To reduce expenses, your financial institution may mail only one copy of the summary prospectus and Shareholder Reports to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information in the financial highlights has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual Form N-CSR, which you may obtain upon request.
32Prospectus – Additional Information

American Beacon NIS Core Plus Bond Fund
	A Class
For a share outstanding throughout the period:	Year Ended January 31, 2026	Year Ended January 31, 2025	Year Ended January 31, 2024	Year Ended January 31, 2023	Year Ended January 31, 2022
Net asset value, beginning of period	$8.47	$8.56	$8.62	$9.69	$10.04
Income (loss) from investment operations:
Net investment income	0.35A	0.34A	0.30	0.24	0.15
Net gains (losses) on investments (both realized and unrealized)	0.21	(0.08)	(0.05)	(1.07)	(0.32)
Total income (loss) from investment operations	0.56	0.26	0.25	(0.83)	(0.17)
Less distributions:
Dividends from net investment income	(0.36)	(0.35)	(0.31)	(0.24)	(0.18)
Net asset value, end of period	$8.67	$8.47	$8.56	$8.62	$9.69
Total returnB	6.69%	3.05%	3.04%	(8.54)%	(1.68)%
Ratios and supplemental data:
Net assets, end of period	$115,640	$111,813	$111,937	$111,692	$96,859
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	3.90%	4.66%	3.45%	3.69%	6.29%C
Expenses, net of reimbursements and/or recoupments	0.79%D	0.78%	0.78%	0.78%	0.78%
Net investment income (loss), before expense reimbursements and/or recoupments	1.00%	0.09%	0.91%	(0.32)%	(3.95)%C
Net investment income, net of reimbursements and/or recoupments	4.11%	3.97%	3.58%	2.59%	1.56%
Portfolio turnover rate	80%	72%	132%	114%	127%

A	Per share amounts have been calculated using the average shares method.
B
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Includes non-recurring organization and offering costs.
D	Includes non-operating expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 0.78% for the period ended January 31, 2026.

Prospectus – Additional Information33

American Beacon NIS Core Plus Bond Fund
	C Class
For a share outstanding throughout the period:	Year Ended January 31, 2026	Year Ended January 31, 2025	Year Ended January 31, 2024	Year Ended January 31, 2023	Year Ended January 31, 2022
Net asset value, beginning of period	$8.47	$8.56	$8.62	$9.69	$10.04
Income (loss) from investment operations:
Net investment income	0.29A	0.28A	0.24	0.18	0.08
Net gains (losses) on investments (both realized and unrealized)	0.20	(0.09)	(0.05)	(1.07)	(0.32)
Total income (loss) from investment operations	0.49	0.19	0.19	(0.89)	(0.24)
Less distributions:
Dividends from net investment income	(0.29)	(0.28)	(0.25)	(0.18)	(0.11)
Net asset value, end of period	$8.67	$8.47	$8.56	$8.62	$9.69
Total returnB	5.90%	2.28%	2.27%	(9.22)%	(2.41)%
Ratios and supplemental data:
Net assets, end of period	$1,049,463	$1,222,995	$125,830	$125,459	$96,860
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	4.65%	5.57%	4.20%	4.46%	7.05%C
Expenses, net of reimbursements and/or recoupments	1.54%D	1.53%	1.53%	1.53%	1.53%
Net investment income (loss), before expense reimbursements and/or recoupments	0.25%	(0.79)%	0.16%	(1.10)%	(4.71)%C
Net investment income, net of reimbursements and/or recoupments	3.36%	3.25%	2.83%	1.83%	0.81%
Portfolio turnover rate	80%	72%	132%	114%	127%

A	Per share amounts have been calculated using the average shares method.
B
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Includes non-recurring organization and offering costs.
D	Includes non-operating expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.53% for the period ended January 31, 2026.

34Prospectus – Additional Information

American Beacon NIS Core Plus Bond Fund
	Y Class
For a share outstanding throughout the period:	Year Ended January 31, 2026	Year Ended January 31, 2025	Year Ended January 31, 2024	Year Ended January 31, 2023	Year Ended January 31, 2022
Net asset value, beginning of period	$8.48	$8.56	$8.62	$9.69	$10.04
Income (loss) from investment operations:
Net investment income	0.37A	0.36A	0.32	0.25	0.18
Net gains (losses) on investments (both realized and unrealized)	0.21	(0.06)	(0.05)	(1.06)	(0.32)
Total income (loss) from investment operations	0.58	0.30	0.27	(0.81)	(0.14)
Less distributions:
Dividends from net investment income	(0.38)	(0.38)	(0.33)	(0.26)	(0.21)
Net asset value, end of period	$8.68	$8.48	$8.56	$8.62	$9.69
Total returnB	6.95%	3.52%	3.29%	(8.31)%	(1.43)%
Ratios and supplemental data:
Net assets, end of period	$183,257	$194,660	$85,621	$86,168	$96,859
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	3.67%	4.45%	3.19%	3.42%	6.02%C
Expenses, net of reimbursements and/or recoupments	0.54%D	0.53%	0.53%	0.53%	0.53%
Net investment income (loss), before expense reimbursements and/or recoupments	1.23%	0.30%	1.17%	(0.08)%	(3.68)%C
Net investment income, net of reimbursements and/or recoupments	4.36%	4.22%	3.83%	2.81%	1.81%
Portfolio turnover rate	80%	72%	132%	114%	127%

A	Per share amounts have been calculated using the average shares method.
B
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Includes non-recurring organization and offering costs.
D	Includes non-operating expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 0.53% for the period ended January 31, 2026.

Prospectus – Additional Information35

American Beacon NIS Core Plus Bond Fund
	R6 Class
For a share outstanding throughout the period:	Year Ended January 31, 2026	Year Ended January 31, 2025	Year Ended January 31, 2024	Year Ended January 31, 2023	Year Ended January 31, 2022
Net asset value, beginning of period	$8.47	$8.56	$8.62	$9.69	$10.04
Income (loss) from investment operations:
Net investment income	0.38A	0.37A	0.33	0.26	0.19
Net gains (losses) on investments (both realized and unrealized)	0.21	(0.08)	(0.05)	(1.06)	(0.32)
Total income (loss) from investment operations	0.59	0.29	0.28	(0.80)	(0.13)
Less distributions:
Dividends from net investment income	(0.39)	(0.38)	(0.34)	(0.27)	(0.22)
Net asset value, end of period	$8.67	$8.47	$8.56	$8.62	$9.69
Total returnB	7.06%	3.41%	3.40%	(8.22)%	(1.33)%
Ratios and supplemental data:
Net assets, end of period	$6,823,987	$6,166,593	$5,813,606	$6,154,067	$5,646,506
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	3.61%	4.40%	3.18%	3.43%	5.10%C
Expenses, net of reimbursements and/or recoupments	0.44%D	0.43%	0.43%	0.43%	0.43%
Net investment income (loss), before expense reimbursements and/or recoupments	1.29%	0.35%	1.18%	(0.07)%	(2.76)%C
Net investment income, net of reimbursements and/or recoupments	4.46%	4.32%	3.93%	2.93%	1.91%
Portfolio turnover rate	80%	72%	132%	114%	127%

A	Per share amounts have been calculated using the average shares method.
B
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Includes non-recurring organization and offering costs.
D	Includes non-operating expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 0.43% for the period ended January 31, 2026.
36Prospectus – Additional Information

Additional Information
Additional information about the Fund is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Fund’s website at www.americanbeaconfunds.com.
Annual Shareholder Report/Semi-Annual Shareholder Report and Form N-CSR
The Fund’s Annual and Semi-Annual Shareholder Reports and Form N-CSR include additional information about the Fund’s investments. The Annual Shareholder Report also includes a discussion by the Manager of market conditions and investment strategies that materially affected  the Fund’s performance during the reporting period. The Form N-CSR includes  the Fund’s annual and semi-annual financial statements, as well as the report of the  Fund’s independent registered public accounting firm in the annual financial statements.
SAI
The SAI contains more details about the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the SEC.
Appendix A to the Prospectus – Intermediary Sales Charge Discounts, Waivers and Other Information
Appendix A contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is incorporated herein by reference (is legally a part of this Prospectus).
To obtain more information about the Fund, such as the Fund’s financial statements, or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov
The SAI and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Fund may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds and the American Beacon NIS Core Plus Bond Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-04984

Appendix A
INTERMEDIARY SALES CHARGE DISCOUNTS, WAIVERS AND OTHER INFORMATION
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive any applicable waivers or discounts. Please see the section entitled “Choosing Your Share Class” for more information on sales charges and waivers available for different classes.
The information in this Appendix is part of, and incorporated into, the Fund’s prospectus.
Appendix A: Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an  Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

■	Transaction size breakpoints, as described in this prospectus or the SAI.

■	Rights of accumulation (ROA), as described in this prospectus or the SAI.

■	Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through  Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an  Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

■
shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

■	shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

■
shares exchanged from Class  C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

■	shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

■
shares purchased by or through qualified accounts (including IRAs,  Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

■
shares purchased from the proceeds of  redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an  Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

■	redemptions due to death or disability of the shareholder

■	shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

■	redemptions made in connection with a return of excess contributions from an IRA account

■	shares purchased through a Right of Reinstatement (as defined above)

■	redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Appendix A:  Robert  W. Baird & Co. (“Baird”)
Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and  CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI
Front-End Sales Charge Waivers on Investors A-shares Available at Baird

■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund • Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■
Shares purchased within 90 days following a redemption from an American Beacon Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■
A shareholder in the Fund’s Investor  C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird
Prospectus – AppendixA-1

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

■
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of American Beacon assets held by accounts within the purchaser’s household at Baird. Eligible American Beacon assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of American Beacon through Baird, over a 13-month period of time.

Appendix A: Edward Jones
Appendix A: Edward Jones Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

■
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the American Beacon Fund complex held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the  ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

■
The employer maintaining a  SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

■	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

■
Through a  LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

■
If the employer maintaining a  SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

■
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

■	Shares purchased in an Edward Jones fee-based program.

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

■
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

•	The redemption and repurchase occur in the same account.

•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion,  recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

■
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining  CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

A-2Prospectus – Appendix

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a  CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	The death or disability of the shareholder.

■	Systematic withdrawals with up to 10% per year of the account value.

■	Return of excess contributions from an Individual Retirement Account (IRA).

■
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

■	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

■	Shares exchanged in an Edward Jones fee-based program.

■	Shares acquired through NAV reinstatement.

■	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less.

The following are examples of accounts that are not included in this policy:

•	A fee-based account held on an Edward Jones platform

•	A 529 account held on an Edward Jones platform

•	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

Appendix A: Janney Montgomery Scott
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

■	Shares acquired through a right of reinstatement.

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

■	Shares sold upon the death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

■	Shares purchased in connection with a return of excess contributions from an IRA account.

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

■	Shares acquired through a right of reinstatement.

■	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s Prospectus.

■
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

  *Also referred to as an “initial sales charge.”
Prospectus – AppendixA-3

Appendix A: J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at  J.P. Morgan Securities LLC

■
Shares exchanged from Class  C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

■
Qualified employer-sponsored defined contribution and defined benefit retirement plans,  nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include  SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

■	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

■	Shares purchased through rights of reinstatement.

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

■
A shareholder in the fund’s Class  C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

■	Shares sold upon the death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

■	Shares purchased in connection with a return of excess contributions from an IRA account.

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

■	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

■	Breakpoints as described in the prospectus.

■
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

■	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Appendix A: Merrill Lynch
Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill

■
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares purchased through a Merrill investment advisory program

■	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

■	Shares purchased through the Merrill Edge Self-Directed platform

■	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

■	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

■
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill  SLWD Supplement)

■	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

■
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same

A-4Prospectus – Appendix

account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

■	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

■	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

■	Shares sold due to return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

■
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

■
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

■
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

■	On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

■
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

■	On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

Appendix A: Morgan Stanley
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

■
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Appendix A: Oppenheimer & Co. Inc. (“OPCO”)
Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

■
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by or through a 529 Plan

■	Shares purchased through an OPCO affiliated investment advisory program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■
Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

■	Employees and registered representatives of OPCO or its affiliates and their family members

■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus

■	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

Prospectus – AppendixA-5

■	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in this prospectus.

■
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Appendix A: Raymond James
Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Raymond James

■	Shares purchased in an investment advisory program.

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

■	Death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

■	Return of excess contributions from an IRA Account.

■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

■	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in this Prospectus.

■
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

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Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Appendix A: Stifel
Effective August 27, 2025, shareholders purchasing or holding American Beacon Fund Complex shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
CLASS A SHARES
As described elsewhere in this prospectus,  Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the American Beacon Funds Complex held by accounts within the purchaser’s household at Stifel. Ineligible assets include class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at  Stifel
• Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
• Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
• Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the American Beacon Funds Complex.
• Shares purchased from the proceeds of redeemed shares of American Beacon Funds Complex so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
• Shares from rollovers into Stifel from retirement plans to IRAs.
• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel.
A-6Prospectus – Appendix

Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
• Purchases of Class 529-A shares through a rollover from another 529 plan.
• Purchases of Class 529-A shares made for reinvestment of refunded amounts.
• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
Contingent Deferred Sales Charges Waivers on Class A and  C Shares
• Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
• Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
• Return of excess contributions from an IRA Account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
• Shares acquired through a right of reinstatement.
• Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
• Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
• Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
Appendix A: Wells Fargo
Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network,  LLC (collectively, “Wells Fargo Advisors”)
Wells Fargo Clearing Services,  LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

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Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered  NAV.

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Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.  WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

■	Shares purchased through a rollover from another 529 plan.

■	Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the  NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information.

■	Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

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Effective April 1, 2026,  SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

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Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

■	Gift of shares will not be considered when determining breakpoint discounts.

Prospectus – AppendixA-7

Appendix B
GLOSSARY

ABS	Asset-Backed Securities
ACH	Automated Clearing House
Advisers Act	Investment Advisers Act of 1940, as amended
American Beacon or Manager	American Beacon Advisors, Inc.
Beacon Funds	American Beacon Funds
Board	Board of Trustees
Capital Gains Distributions	Distributions of realized net capital gains
CDSC	Contingent Deferred Sales Charge
CFIO	Chief Financial Information Officer
CFTC	U.S. Commodity Futures Trading Commission
CIO	Chief Investment Officer
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
Denial of Services	A cybersecurity incident that results in shareholders or service providers being unable to access electronic systems.
Dividends	Distributions of most or all of the Fund’s net investment income
ETF	Exchange-Traded Fund
EU	European Union
Fannie Mae	Federal National Mortgage Association
FFCB	Federal Farm Credit Banks
FHLB	Federal Home Loan Bank
Freddie Mac	Federal Home Loan Mortgage Corporation
Ginnie Mae	Government National Mortgage Association
GNMA	Government National Mortgage Association
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Junk Bonds	High-yield, non-investment grade bonds
LOI	Letter of Intent
Management Agreement	The Fund’s Management Agreement with the Manager
Manager	American Beacon Advisors, Inc.
Moody’s	Moody’s Investors Service, Inc.
NAV	Fund’s net asset value
NIS	National Investment Services of America, LLC
NYSE	New York Stock Exchange
Other Distributions	Distributions of net gains from foreign currency transactions
OTC	Over-the-Counter
QDI	Qualified Dividend Income
REIT	Real Estate Investment Trust
REMICs	Real Estate Mortgage Investment Conduits
SAI	Statement of Additional Information
SEC	U.S. Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
State Street	State Street Bank and Trust Company
SVP	Signature Validation Program
TBA	To-be-Announced
Prospectus – AppendixB-1

Trust	American Beacon Funds
UGMA	Uniform Gifts to Minor Act
UK	United Kingdom
UTMA	Uniform Transfers to Minor Act
B-2Prospectus – Appendix

Statement of Additional Information
  June 1, 2026

Ticker
Share Class	A	C	Y	R6
American Beacon NIS Core Plus Bond Fund	NISAX	NISCX	NISYX	NISRX
This Statement of Additional Information (“SAI”) should be read in conjunction with the prospectus dated June 1, 2026 (the “Prospectus”) for the American Beacon NIS Core Plus Bond Fund  (the “Fund”), a separate series of American Beacon Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling 1-800-658-5811. You also may obtain copies of the Prospectus without charge by visiting the Fund’s website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Fund’s Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus. Capitalized terms in this SAI have the same definition as in the Prospectus, unless otherwise defined. Capitalized terms that are not otherwise defined in this SAI or the Prospectus are defined in Appendix B.
The financial statements and accompanying notes appearing in Item 7 of the Fund’s Form  N-CSR for the fiscal year ended  January 31, 2026 are incorporated by reference into this SAI. Copies of the Fund’s Annual and Semi-Annual Shareholder Reports, and financial statements and accompanying notes, may be obtained, without charge, upon request by calling 1-800-658-5811 or visiting  www.americanbeaconfunds.com.

ORGANIZATION AND HISTORY OF THE FUND
The Fund is a separate series of American Beacon Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. The Fund constitutes a separate investment portfolio with distinct investment objectives and a distinct purpose and strategy. The Fund is “diversified” as that term is defined by the Investment Company Act. The Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the A Class, C Class, Y Class, and R6 Class  shares of the Fund.
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
The investment objectives and principal investment strategies and risks of the Fund are described in the Prospectus. This section contains additional information about the Fund’s investment policies and risks and types of investments the Fund may purchase. The composition of the Fund’s portfolio and the strategies that the Fund may use in selecting investments may vary over time. The Fund is not required to use all of the investment strategies described below in pursuing its investment objectives. It may use some of the investment strategies only at some times or it may not use them at all. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund.
Asset-Backed Securities — Asset-backed securities are securities issued by trusts and special purpose entities that represent direct or indirect participations in, or are secured by and payable from, pools of assets. These assets include automobile, credit-card and other categories of receivables, equipment leases, home equity loans and student loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts-receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. The Fund’s investments in asset-backed securities will be subject to its rating and quality requirements. Asset-backed securities may be backed by a single asset; however, asset-backed securities that represent an interest in a pool of assets provide greater credit diversification. The value of an asset-backed security can be affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. In addition, payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, or limited guarantee by another entity, or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted. Asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Certain collateral may be difficult to locate in the event of a default, and recoveries of depreciated or damaged collateral may not fully recover payments due on such collateral. In addition, certain types of collateral, such as credit receivables, are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, if  the Fund purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.
The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because of their potential for prepayment. The price paid by  the Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when  the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.
Borrowing Risk —  The Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. The Fund may borrow for temporary purposes. Borrowing may exaggerate changes in the Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may impact the Fund’s expenses and reduce its returns. (See “Cover and Asset Segregation” disclosure below.)
Callable Securities — The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the Fund’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund’s total return.
Cash Equivalents and Other Short-Term Investments  — Cash equivalents and other short-term investments in which the Fund may invest include the investments set forth below. Certain of these investments are issued by and provide exposure to banks. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and
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enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

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Bank Deposit Notes. Bank deposit notes are obligations of a bank that provide an alternative to certificates of deposit. Similar to certificates of deposit, deposit notes represent bank level investment and, therefore, are senior to all holding company corporate debt. Bank deposit notes rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Typically, bank deposit notes are not insured by the Federal Deposit Insurance Corporation or any other insurer.

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Bankers’ Acceptances. Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Most acceptances have maturities of six months or less. Bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank.

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Bearer Deposit Notes. Bearer deposit notes, or bearer bonds, are bonds or debt securities that entitle the holder of the document to ownership or title in the deposit. Such notes are typically unregistered, and whoever physically holds the bond is presumed to be the owner of the instrument. Recovery of the value of a bearer bond in the event of its loss or destruction usually is impossible. Interest is typically paid upon presentment of an interest coupon for payment.

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CDs. CDs are negotiable certificates issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies) for a definite period of time and earning a specified rate of return. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

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Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the Securities Act. While some restricted commercial paper normally is deemed illiquid, in certain cases it may be deemed liquid.

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Government Obligations. Government obligations may include U.S. Treasury securities, Treasury inflation-protected securities, and other debt instruments backed by the full faith and credit of the United States, or debt obligations of U.S. Government-sponsored entities.

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Government Money Market Funds.  The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. Money market funds invest in highly-liquid, short-term instruments, which include cash and cash equivalents, and debt securities with high credit ratings and short-term maturities, such as U.S. Treasuries. A “government money market fund” is required to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash. Government securities include any security issued or guaranteed as to principal or interest by the U.S. government and its agencies or instrumentalities. By investing in a money market fund, the Fund becomes a shareholder of that money market fund. As a result, Fund shareholders indirectly bear their proportionate share of the expenses of the money market funds in which the Fund invests in addition to any fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These expenses may include, for example, advisory and administrative fees, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager. These other fees and expenses are reflected in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that would provide liquidity. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased can cause the price of a money market security to decrease and may reduce the money market fund’s yield. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a money market fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times.

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Short-term Corporate Debt Securities. Short-term corporate debt securities are securities and bonds issued by corporations with shorter terms to maturity. Corporate securities generally bear a higher risk than U.S. government bonds.

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Time Deposits. Time deposits, also referred to as “fixed time deposits,” are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, although there is no market for such deposits.

Convertible Securities — Convertible securities include corporate bonds, notes, debentures, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed-income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock. Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating.
A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields
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than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted to the underlying common stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Holders of convertible securities have a claim on the assets of the issuer senior to the common stockholders but may be subordinated to holders of similar non-convertible securities of the same issuer.
If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. A convertible security may have a mandatory conversion feature or a call feature that subjects it to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives. Because of the conversion feature, certain convertible securities may be considered equity equivalents.
Corporate Actions — From time to time, the Fund may voluntarily participate in corporate actions (for example, acquisitions, mergers, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Corporate Actions”). In connection with its holdings of foreign market securities, the Fund may not have the same rights afforded to stockholders of a typical domestic company in the event of a Corporate Action. Notwithstanding any percentage investment limitation listed under the “Investment Restrictions” section or any percentage investment limitation of the Investment Company Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Corporate Action, and by doing so, the Fund would exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the Corporate Action, the  Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
“Covenant-Lite” Obligations Risk  — Certain investments, such as loans in which the Fund may invest directly or have exposure to through its investments in structured securities, may be “covenant-lite.” Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants at all, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached, which would allow the lender to restructure the obligation or take other action intended to help mitigate losses. This may expose the Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic obligation and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle, and the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant-lite obligations than its holdings of obligations or securities with financial maintenance covenants.
Cover and Asset Segregation —   The Fund may borrow money, make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The Fund will comply with rules and guidance from the SEC with respect to coverage of certain investments and trading practices. The Fund’s approach to asset coverage may vary depending on terms within its agreement with a counterparty. With respect to certain investments under the agreement, the Fund calculates the obligations of the parties to the agreement on a “net basis” (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Under such circumstances, the Fund’s current obligations will generally be equal only to the net amount to be paid by the Fund based on the relative values of the positions held by each party to the agreement. Earmarking or otherwise segregating a large percentage of the Fund’s assets could impede the management of the Fund’s portfolio or the Fund’s ability to meet redemption requests or other current obligations, because the Fund may be unable to promptly dispose of those assets.
Cybersecurity and Operational Risk  —   With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund, its service providers, third-party fund distribution platforms, and the issuers of the Fund’s investments may be prone to operational and information security risks resulting from cybersecurity incidents, including cyber-attacks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, stealing or corrupting data maintained online or digitally (e.g., through “hacking,” computer viruses or other malicious software coding), the theft and holding for ransom of proprietary or confidential information or data (referred to as “ransomware” attacks), denial of service attacks on websites, “phishing” attempts and other social engineering techniques aimed at personnel or systems, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund, the Manager, the sub-advisor, the Custodian (as defined below), the transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of shareholder data or funds, impact  the Fund’s ability to calculate NAV per share, cause the release of private shareholder information or confidential business information, result in violations of applicable privacy and other laws, impede trading, subject the Fund to regulatory fines or financial losses and/or cause  reputational damage. A cyber-attack may also result in shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Fund may also incur additional costs for  cybersecurity risk management purposes or corrective measures, and such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and
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their techniques become more complex. Similar types of cybersecurity risks are also present for issuers of the Fund’s investments, which could result in material adverse consequences for such issuers and may cause the Fund to lose value. Adverse consequences also could result from  cybersecurity incidents affecting counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments.  The Fund’s service providers also may be negatively impacted due to operational risks arising from  non-cybersecurity related factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by Fund service providers or counterparties. In addition, other events or circumstances — whether foreseeable, unforeseeable, or beyond the  Fund’s control, such as acts of war, other conflicts, terrorism, natural disaster, widespread disease, pandemic or other public health crises may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the Fund and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The  Fund’s securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks. Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. There are inherent limitations in risk management systems that seek to reduce the risks associated with cybersecurity incidents, including the possibility that risks may not have been adequately identified or prepared for, or that different or unknown threats may emerge in the future. Furthermore, the Fund does not control the  cybersecurity systems and plans of the issuers of the Fund’s investments, third party service providers, trading counterparties or any other service providers whose operations may affect the Fund or its shareholders. The use of cloud-based service providers could heighten or change these risks. In addition, remote and hybrid work arrangements by the Fund, the Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.
Debentures — Debentures are unsecured, medium- to long-term debt securities protected only by the general creditworthiness of the corporate or government issuer, not by collateral, and documented by indentures. Governments often issue debentures because they generally cannot guarantee debt with assets due to the fact that government assets are public property. Debenture holders are unsecured creditors. In the event of default or bankruptcy by the issuer, debenture holders will not have a claim against any specific assets of the issuer and will therefore only be paid from the issuer’s assets after the secured creditors have been paid. The value of a debenture can fluctuate with changes in interest rates and the perceived ability of the issuer to make interest or principal payments on time.
Derivatives — Generally a derivative is a financial instrument the value of which is based on, or “derived” from, a traditional security, asset, currency, or market index (collectively referred to as “reference assets”). The Fund may use derivatives for hedging and efficient portfolio management purposes. Derivative instruments may allow for better management of exposure to certain asset classes, as well as more efficient access to asset classes. There are many different types of derivatives and many different ways to use them. Some forms of derivatives, such as exchange-traded futures, options on securities, commodities, or indices, and certain forward contracts are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities, currencies, interest rates, indices or other financial indicators.
Derivatives may involve significant risk. Many derivative instruments often require little or no payment and therefore often create inherent economic leverage. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose  the Fund to greater losses in the event of a default by a counterparty.
Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risks.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. The SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing the Fund’s use of derivatives and began requiring the Fund to satisfy the requirements of the Derivatives Rule. As a result, the Fund is no longer required to engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.
The Derivatives Rule mandates that the Fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that the Fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (“Limited Derivatives User”) under the Derivatives Rule, in which case the Fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks. The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, the Fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. In addition, the Fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (i) the Fund intends to physically settle the transaction; and (ii) the transaction will settle within 35 days of its trade date.
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The enactment of the Dodd-Frank Act and similar global regulations resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to these regulations, the SEC, CFTC and foreign regulators have promulgated a broad range of regulations and guidance on the use of derivatives, including use by registered investment companies. These include regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index) that are regulated by the SEC in the U.S., and other swaps that are regulated by the CFTC and the markets in which these instruments trade. In addition, regulations adopted by the banking regulators require certain banks to include in a range of financial contracts, including many derivatives contracts, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit the Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceeding. Such regulations could further negatively impact the Fund’s use of derivatives. Under CFTC Regulation 4.5, the Fund is excluded from registration as a CPO if its investments in commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), other than those used for bona fide hedging purposes (as defined by the CFTC), are limited, such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) do not exceed 5% of the Fund’s NAV. Alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV, after taking into account unrealized profits and unrealized losses on any such positions. Further, to qualify for the exclusion in Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund’s ability to use these instruments also may be limited by federal income tax considerations. See the section entitled “Tax Information.”
Further information about the specific types of derivative instruments in which the Fund may invest, including the risks involved in their use, are contained under the description of each of these instruments in this SAI. The Fund may invest in various types of derivatives, including among others:

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Structured Products.   The  Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each, a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes the  Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the NAV of the Fund.

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Credit-Linked Notes. CLNs are derivative debt obligations that are issued by limited purpose entities or by financial firms, such as banks, securities firms or their affiliates, and that are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. The issuer of a CLN in turns enters into a credit protection agreement or invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available.
The reference assets for the CLNs in which the Fund may invest will be limited to sovereign or quasi-sovereign debt instruments or other investments in which the Fund’s investment policies permit it to invest directly. The Fund may invest in CLNs when the Fund’s sub-advisor believes that doing so is more efficient than investing in the reference assets directly or when such direct investment by the Fund is not feasible due to legal or other restrictions.
The issuer or one of the affiliates of the issuer of the CLNs in which the Fund will invest, normally will purchase the reference asset underlying the CLN directly, but in some cases it may gain exposure to the reference asset through a credit default swap or other derivative. Under the terms of a CLN, the Fund will receive a fixed or variable rate of interest on the outstanding principal amount of the CLN, which in turn will be subject to reduction (potentially down to zero) if a “credit event” occurs with respect to the underlying reference asset or its issuer. Such credit events will include payment defaults on the reference asset, and normally will also include events that do not involve an actual default, such as actual or potential insolvencies, repudiations of indebtedness, moratoria on payments, reference asset restructurings, limits on the convertibility or repatriation of currencies, and the imposition of ownership restrictions. If a credit event occurs, payments on the CLN would terminate, and the Fund normally would receive delivery of the underlying reference asset (or, in some cases, a comparable “deliverable” asset) in lieu of the repayment of principal. In some cases, however, including but not limited to instances where there has been a market disruption or in which it is or has become illegal, impossible or impracticable for the Fund to purchase, hold or receive the reference assets, the Fund may receive a cash settlement based on the value of the reference asset or a comparable instrument, less fees charged and certain expenses incurred by the CLN issuer.
CLNs are debt obligations of the CLN issuers, and the Fund would have no ownership or other property interest in the reference assets (other than following a credit event that results in the reference assets being delivered to the Fund) or any direct recourse to the issuers of those reference assets. Thus, the Fund will be exposed to the credit risk of the issuers of the reference assets that underlie its CLNs, as well as to the credit risk of the issuers of the CLNs themselves. CLNs will also be subject to currency risk, liquidity risk, valuation risks, and the other risks of a credit default swap. Various determinations that may need to be made with respect to the CLNs, including the occurrence of a credit event, the selection of deliverable assets (where applicable) and the valuation of the reference asset for purposes of determining any cash settlement amount, normally

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will be made by the issuer or sponsor of the CLN. The interests of such issuer or sponsor may not be aligned with those of the Fund or other investors in the CLN. Accordingly, CLNs may also be subject to potential conflicts of interest. There may be no established trading market for the Fund’s CLNs, in which event they may constitute illiquid investments.

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Structured Notes. The Fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a reference instrument (for example, a commodity, a foreign currency, an index of securities, an interest rate or other financial indicators). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments, which can make the value of such securities volatile. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality. Structured notes can be used to increase the Fund’s exposure to changes in the value of assets or to hedge the risks of other investments that the Fund holds.
Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in these structured products may be subject to limits applicable to investments in other investment companies.

Equity Investments — The Fund may invest in the following equity securities:

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Income Deposit Securities. The Fund may purchase IDSs. Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer’s earnings and profits).

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
Fixed-Income Investments — The Fund may hold debt instruments, including government and corporate debt instruments, and other fixed-income securities. To the extent that the Fund invests in derivatives tied to fixed-income securities, the  Fund may be more substantially exposed to these risks than a portfolio that does not invest in such derivatives.   Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause  the Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish the Fund’s yield and performance. Conversely, if rising interest rates cause the Fund to lose value, the Fund could face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. For fixed-income securities with variable or floating rates, the interest rates reset when the specified index or reference rate changes. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable or unwilling to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments.  This is similar to call risk, which is the risk that the issuer of a debt security may repay the security early. This may result in the Fund not enjoying the increase in the security’s market price that usually accompanies a decline in rates, and also having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that
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fixed-income securities may be difficult or impossible to sell at the time that the Fund would like or at the price the sub-advisor believes the security is currently worth. To the extent the Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector.  Securities underlying mortgage and asset-backed securities, which may include subprime  mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.
Fixed-income securities are also subject to market risk. The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Recent and potential future changes in government monetary policy may also affect the level of interest rates. The Fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain investments. These developments could cause the Fund’s NAV to fluctuate or make it more difficult for the Fund to accurately value its securities. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.
In addition, specific types of fixed-income securities in which the Fund may invest are subject to the risks described elsewhere in this SAI. See “High-Yield Bonds” disclosure below for the risks associated with low-quality, high-risk corporate bonds, a type of fixed-income security.

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High-Yield Bonds. High-yield, non-investment grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative with respect to the issuer’s ability to pay interest and repay principal by rating organizations. For example, Moody’s, S&P Global, and Fitch, Inc. currently rate them below Baa3, BBB- and BBB-, respectively. Please see “Appendix A: Ratings Definitions” below for an explanation of the ratings applied to high-yield bonds. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their lower credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high-yield corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed-income security also may affect the value of these investments; however, allocating investments in the Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns, periods of rising interest rates, or when inflation or deflation occurs, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. They may also not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. In addition, lower-rated securities may experience substantial price declines when there is an expectation that issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated securities can rise dramatically. However, the higher yields of high-yield securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current dividend payment. In the event of an in court or out of court restructuring of high-yield bond in which the Fund invests, the Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives. In addition, the market for high-yield securities generally is less robust and active than that for higher-rated securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets and could make the valuation of these portfolio securities more difficult.

Floaters and Inverse Floaters  — Floaters and inverse floaters are fixed-income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Floaters and inverse floaters may be extremely sensitive to the rise and fall in interest rates. The interest rate on a floater resets periodically. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, but the Fund will participate in any declines in interest rates as well. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”
In addition, the Fund may invest in inverse floating rate obligations, which are fixed-income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR or an alternative reference rate. To the extent an applicable interest rate is based on LIBOR, the Fund may be exposed to certain additional risks.  Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) may exhibit greater price volatility than the majority of mortgage-related securities. The yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. Some floaters and inverse floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset.
Foreign Debt Securities  — The Fund may invest in foreign fixed and floating rate income securities, all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers (both dollar and
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non-dollar denominated); and (e) debt obligations of U.S. corporate issuers (both Eurodollar and non-dollar denominated). Foreign debt securities may be structured as fixed-, variable- or floating-rate obligations, or as zero-coupon, pay-in-kind and step-coupon securities. There is no minimum rating criteria for the Fund’s investments in such securities. The cost of servicing foreign debt will generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The Fund’s foreign debt securities may be held outside of the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the Investment Company Act. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers and the risks similar to those of foreign securities, such as the fact that foreign markets can be extremely volatile, foreign debt securities may be less liquid than securities of U.S. issuers, and transaction fees, custodial costs, currency conversion costs and other fees are generally higher for foreign debt securities.   See “Foreign Investing” and “Fixed-Income Investments” for a further discussion of these and other risks.
Foreign Investing —  The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated equity, debt and derivative instruments of foreign issuers and foreign branches of  U.S. banks. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks,  non-U.S. governments, and quasi-governmental organizations. While investments in foreign investments are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks may include: the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism, and disease/virus outbreaks and epidemics); the potentially adverse effects of unavailability of public information regarding issuers, less or less reliable information about the securities and business operations of foreign issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities purchases, tracking and custody; the difficulty of predicting international trade patterns and the possibility of exchange controls or limitations on the removal of funds or assets; and possibly more limited legal remedies and access to the courts available to enforce  the Fund’s rights as an investor. The prices of such securities may be more volatile than those of domestic securities. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. The economies of many of the countries in which the Fund may invest are not as developed as the U.S. economy, and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Individual foreign companies also may differ favorably or unfavorably from U.S. companies in the same industry.
Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less trading volume than U.S. markets. As a result, foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater or lower price volatility. The Fund may be exposed to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, certain foreign markets may institute share blocking, which is a practice under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the  sub-advisor, on behalf of the Fund, may elect not to vote proxies in markets that require share blocking. Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries.
Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell foreign securities, and thus may prevent the Fund from making investments or make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.
Investing in foreign currency denominated investments involves not only the special risks associated with investing in  non-U.S. issuers, as described above, but also the additional risks of adverse changes in foreign exchange rates and investment or exchange control regulations, which could prevent cash from being brought back to the United States. Additionally, dividends and interest payable on foreign securities (and gains realized on disposition
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thereof) may be subject to foreign taxes, including taxes withheld from those payments. Some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than those negotiated commissions on U.S. exchanges, as are transaction costs,  although the sub-advisor endeavors to achieve the most favorable net results on portfolio transactions.
The Fund may also invest in foreign “market access” investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for the Fund to invest directly in an issuer’s common stock. Use of market access investments may involve risks associated with derivative investments, which are discussed in “Derivatives.”  Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting, dividend, or other rights associated with shareholders of the referenced securities. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the referenced security.
The Fund may be subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Fund’s net asset value is determined. If such arbitrage attempts are successful, the Fund’s net asset value might be diluted.
The use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be fair valued. As such, fair value pricing is based on subjective judgment, and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement the Fund’s investment strategy (e.g., reducing the volatility of the Fund’s share price) or achieve its investment objectives.  The  Fund’s market timing and frequent trading policies and procedures also are intended to help deter arbitrage activities.
Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days.
Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Such securities include those sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act (“Section 4(a)(2) securities”). Such securities are restricted as to disposition under the federal securities laws, and generally, are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.
A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Rule 144A under the Securities Act is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers are uninterested in purchasing restricted securities, the Fund’s investment in such securities could have the effect of reducing the Fund’s liquidity. A determination could be made that certain securities qualified for trading under Rule 144A are liquid.
Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity. In addition, the Fund may get only limited information about an issuer of such a security, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Fund’s NAV.
Inflation Index-Linked Securities — Inflation index-linked securities, also known as “inflation-protected securities,” are fixed-income instruments structured such that their interest payments and principal amounts are adjusted to keep up with inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Other issuers pay out the index-based accruals as part of its coupon.
The  U.S. Treasury is obligated to repay at least the greater of the original principal value or accrued principal value at maturity for inflation index-linked securities issued directly by the U.S. Government, which are referred to as “U.S. Treasury Inflation Protected Securities,” or “TIPS,” and are backed by the full faith and credit of the U.S. Government. However, inflation-indexed securities of other issuers may or may not have the same principal
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guarantee and may repay an amount less than the original principal value at maturity.   If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.
Inflation index-linked securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal, or stated, rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation index-linked securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation index-linked securities in the same manner as conventional bonds. Any increase in the principal amount of an inflation index-linked debt security will be considered ordinary income, even though the Fund will not receive the principal until maturity. Thus, the Fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.
There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation index-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. The daily adjustment of the principal value of U.S. TIPS is currently tied to the non-seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. Therefore, the inflation adjustment made to TIPS may not be accurate. In addition, inflation index-linked securities are subject to risks related to the discontinuation, substitution or fundamental alteration of CPI-U or other relevant pricing indices. Such alteration, which could be effected by legislation or Executive Order, could be materially adverse to the interests of an investor in the securities or substituted with an alternative index. In periods of deflation when the inflation rate is declining, the principal value of an inflation index-linked security will be adjusted downward. This will result in a decrease in the interest payments thereon, but holders at maturity receive no less than par value. However, if the Fund purchases inflation index-linked securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.
Any increase in principal value of inflation index-linked securities caused by an increase in the index may be treated as original issue discount and taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its collateral requirements, to meet distribution requirements as a  RIC and to eliminate any fund-level income tax liability under the Internal Revenue Code.
Interfund Lending — Pursuant to an order issued by the SEC, the Fund may participate in a credit facility whereby the Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other funds under the Manager’s management for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting departments, who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and the Fund has insufficient cash on hand to satisfy such redemptions, or when sales of securities do not settle as expected, resulting in a cash shortfall for the Fund.  The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the Fund’s need to borrow from banks, the Fund remains free to establish and utilize lines of credit or other borrowing arrangements with banks.
Investment Grade Securities — Investment grade securities that the Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security (such as S&P Global, Fitch, or Moody’s) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager or the sub-advisor, may retain a security that has been downgraded below the initial investment criteria. Please see “Appendix A: Ratings Definitions” for an explanation of rating categories.
Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Liquidity Risk  — Liquidity risk is the risk that the Fund may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which the Fund currently values them. Liquidity risk may arise because of, for example, a lack of marketability of the investment. A decrease in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. For example, certain investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Changing regulatory, market or other conditions or environments (for example, interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments. Additionally, the market-making capacity of dealers has been reduced, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. As a result, the Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid securities accurately. Governments and their regulatory agencies and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable and could affect the Fund’s ability to sell these instruments. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Disposal of illiquid securities may entail
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registration expenses and other transaction costs that are higher than those for liquid securities. The Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund. In some cases, due to unanticipated levels of illiquidity the Fund may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind. During periods of market illiquidity or volatility, the Fund may have to accept a lower selling price for a holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity.
Mortgage-Backed Securities — Mortgage-backed securities may be more volatile or less liquid than more traditional debt securities. Mortgage-backed securities include both collateralized mortgage obligations and mortgage pass-through certificates.

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Collateralized Mortgage Obligations (“CMOs”).  A CMO is a debt obligation of a legal entity that is collateralized by mortgages or mortgage-related assets. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are typically retired sequentially over time in order of priority. Interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but they are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA; FHLMC and FNMA (each a government-sponsored enterprise and may be owned entirely by private shareholders); and their income streams.
The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or government-sponsored enterprises, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, any government-sponsored enterprise, or any other person or entity. Prepayments could cause early retirement of CMOs. Payment of interest or principal on certain tranches of CMOs may be subject to contingencies, and certain tranches may bear some or all of the risk of default on the underlying mortgages. CMO tranches are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the CMO tranches with the earliest maturities generally will be retired prior to their stated maturity date. Thus, the early retirement of particular tranches of a CMO would have a similar effect as the prepayment of mortgages underlying other MBS. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and therefore, potentially increasing the volatility of the Fund’s investments in CMOs. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. Under certain CMO structures, certain tranches have priority over others with respect to the receipt of repayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

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Commercial Mortgage-Backed Securities (“CMBSs”). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real estate property. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. Many of the risks of investing in CMBS reflect the risk of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of borrowers to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

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Mortgage Pass-Through Securities.  Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). There are generally three types of mortgage pass-through securities: (1) those issued by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA, and FHLMC; (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but that usually have some form of private credit enhancement.
The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.
Government and Government-Related Mortgage Pass-Through Securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government, as in the case of securities guaranteed by GNMA, or guaranteed by government-sponsored enterprises, as in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
There are a number of important differences among the agencies of the U.S. government and government-sponsored enterprises that issue mortgage-related securities and among the securities that they issue. Such agencies and securities include:

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GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) — GNMA is a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the

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holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer that assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the “modified pass-through” mortgage certificate type. GNMA guarantees the timely payment of principal and interest on Ginnie Maes. GNMA’s guarantee is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the government guarantee, the size of the market, and the active participation in the secondary market of security dealers and a variety of investors.

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FHLMC Mortgage Participation Certificates (“Freddie Macs”) — FHLMC is a government-sponsored enterprise owned by stockholders; it is similar to Fannie Mae. FHLMC issues participation certificates that represent interests in mortgages from its national portfolio. Freddie Macs are not guaranteed by the United States and do not constitute a debt or obligation of the United States. Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where  FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

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FNMA Guaranteed Mortgage Pass-Through Certificates (“Fannie Maes”) — FNMA is a government-sponsored enterprise owned by stockholders; it is similar to Freddie Mac. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Maes entitle the holder to timely payment of interest, which is guaranteed by FNMA. FNMA guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FNMA has not guaranteed timely payment of principal, FNMA may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages.

The  U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase their stock. In September 2008, the Treasury and the FHFA announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage - backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). In August 2012, the Treasury amended its preferred stock purchase agreements to provide that FNMA’s and FHLMC’s portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring them to reach the $250 billion target by December 31, 2018. FNMA and FHLMC were below the $250 billion cap for year-end 2018.
On December 21, 2017, a letter agreement between the Treasury and Fannie Mae and Freddie Mac changed the terms of the senior preferred stock certificates issued to the Treasury to permit the GSEs each to retain a $3 billion capital reserve, quarterly. Under the 2017 letter, each GSE paid a dividend to Treasury equal to the amount that its net worth exceeded $3 billion at the end of each quarter. On September 30, 2019, the Treasury and the FHFA, acting as conservator to Fannie Mae and Freddie Mac, announced amendments to the respective senior preferred stock certificates that will permit the GSEs to retain earnings beyond the $3 billion capital reserves previously allowed through the 2017 letter agreements. Fannie Mae and Freddie Mac are now permitted to maintain capital reserves of $25 billion and $20 billion, respectively. In late 2020, the FHFA issued a new capital rule requiring Fannie Mae and Freddie Mac to hold $283 billion in unadjusted total capital as of June 30, 2020, based on their assets at the time. In January 2021, the FHFA and the U.S. Treasury agreed to amend the preferred stock purchase agreements for the shares in Fannie Mae and Freddie Mac that the federal government continues to hold. The amendments permit Fannie Mae and Freddie Mac to retain all earnings until they have reached the requirements set by the 2020 capital rule.
The problems faced by FNMA and FHLMC, resulting from their being placed into federal conservatorship and receiving significant U.S. Government support, sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. There have been discussions among policymakers, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.
Under the direction of the FHFA, FNMA and FHLMC jointly developed a common securitization platform for the issuance of a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their prior offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market by aligning the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

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Mortgage Pass-Through Securities Issued by Private Organizations — The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family

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and mixed residential/commercial properties. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. The timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage  poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Timely payment of interest and principal of these pools also may be partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. These mortgage pass-through securities do not have the same credit standing as U.S. government guaranteed securities and generally offer a higher yield than similar securities issued by a government entity. Some mortgage pass-through securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.
Many transactions in the fixed-rate mortgage pass-through securities occur through the use of TBA transactions. TBA transactions are generally conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decided on general trade parameters, such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to settlement date. Default by or bankruptcy of a counterparty to a TBA transaction would expose the  Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.

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Residential Mortgage-Backed Securities (“RMBSs”). RMBSs include securities that reflect an interest in, and are secured by, interest paid on loans for residential real property, such as mortgages, home-equity loans and subprime mortgages. Some RMBSs, called agency RMBSs, are guaranteed or supported by U.S. government agencies or by government sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Non-agency RMBS, generally created by banks and other financial institutions, are not guaranteed or supported by these government agencies or government sponsored enterprises. Residential loans may be prepaid at any time. Prepayments could reduce the yield received on the related issue of RMBS. RMBS are particularly susceptible to prepayment risk, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the  RMBS, resulting in a reduction in yield to maturity for holders of such securities.
Residential mortgage loans in an issue of RMBS may be subject to various U.S. federal and state laws, public policies and principles of equity that protect consumers which, among other things, may regulate interest rates and other fees, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information, and regulate debt collection practices. In addition, a number of legislative proposals have been introduced in the United States at both the federal, state, and municipal level that are designed to discourage predatory lending practices. Violation of such laws, public policies, and principles may limit the servicer’s ability to collect all or part of the principal or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it, or subject the servicer to damages and administrative enforcement. Any such violation could also result in cash flow delays and losses on the related issue of RMBS. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process, and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Municipal Securities — The  Fund may invest in municipal securities the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt”), as well as municipal securities the interest on which is taxable. Municipal bonds are issued for a wide variety of reasons, including to construct public facilities, to obtain funds for operating expenses, to refund outstanding municipal obligations, and to loan funds to various public institutions and facilities. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. An issuer’s actual or perceived credit quality can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of a project or general borrowing purpose, and political or economic developments in the region where the instrument is issued. Local and national market forces, such as declines in real estate prices or general business activity, shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain issuers of municipal securities to repay their obligations.
Municipal securities also are subject to interest rate risk. As with other fixed income securities, an increase in interest rates generally will reduce the value of the Fund’s investments in municipal obligations, whereas a decline in interest rates generally will increase that value.
Some municipal securities, including those in the high yield market, may include transfer restrictions (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.
To the extent that municipalities face severe financial hardship, certain state and local governments may have difficulty paying principal or interest when due on their outstanding debt and may experience credit ratings downgrades on their debt. In addition, municipal securities backed by revenues from a project or specified assets may be adversely impacted by a municipality’s failure to collect the revenue. The possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, creates risks to the value of municipal securities held by  the Fund. Difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities.
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The Fund may purchase municipal securities that are fully or partially backed by entities providing credit support such as letters of credit, guarantees, or insurance. The credit quality of the entities that provide such credit support will affect the market values of those securities. The insurance feature of a municipal security guarantees the full and timely payment of interest and principal through the life of an insured obligation. The insurance feature does not, however, guarantee the market value of the insured obligation or the net asset value of the Fund’s shares represented by such an insured obligation. The sub-advisor generally looks to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security. Certain significant providers of insurance for municipal securities can incur and, in the past have incurred, significant losses as a result of exposure to certain categories of investments, such as sub-prime mortgages and other lower credit quality investments that have experienced defaults or otherwise suffered extreme credit deterioration. Such losses can adversely impact the capital adequacy of these insurers and may call into question the insurers’ ability to fulfill their obligations under such insurance if they are called to do so, which could negatively affect the Fund. There are a limited number of providers of insurance for municipal securities and  the Fund may have multiple investments covered by one insurer. Accordingly, this may make the value of those investments dependent on the claims-paying ability of that one insurer and could result in share price volatility for the Fund’s shares.
In addition, the amount of publicly available information for municipal issuers is generally less than for corporate issuers. Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the “Rule”). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities.
Additionally, the Internal Revenue Service (“IRS”) occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the IRS determined that interest earned on a municipal security  the  Fund held was taxable and the issuer thereof failed to overcome that determination, that interest would be taxable to the  Fund, possibly retroactive to the time the  Fund purchased the security.
  The municipal securities in which the Fund may invest may include:

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General Obligation Bonds. General obligation bonds are secured by the pledge of the issuer’s full faith, credit, and usually, taxing power and are payable from and backed only by the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

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Municipal Lease Obligations. Municipal lease obligations are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit and thus interest thereon may become taxable if the lease is assigned. If funds are not appropriated for the following year’s lease payments, a lease may terminate with the possibility of default on the lease obligation.

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Private Activity Bonds. Private activity bonds are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. They are not backed by the credit of any governmental or public authority.

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Resource Recovery Obligations. Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

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Revenue Obligations. Revenue obligations, such as industrial development bonds, are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

Other Investment Company Securities and Exchange-Traded Products — Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. Any such fees and expenses are reflected in the Fees and Expenses Table for the Fund in its Prospectus. To the extent the Fund invests in investment company securities advised by the Manager and/or a sub-advisor, shareholders could pay fees charged by the Manager and/or sub-advisor to such investment company. The Fund’s investment in securities of other investment companies, except for money market funds, is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  In addition, the Fund is generally limited to selling 3% of its total voting stock to an investment company. However, the Fund may exceed these limits in reliance on a statutory exemption, the terms and conditions of an exemptive order from the SEC, or Rule 12d1-4 under the Investment Company Act. Such investments may be subject to various conditions, including limits on control and voting of acquired fund shares, required evaluations and findings by investment advisers, fund investment agreements, and/or limits on most three-tier fund structures. When the  Fund is an acquired fund relying on one of the aforementioned exemptions, it may be limited in its ability to invest in other investment companies (i.e., a three-tier fund structure).
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The Fund at times may invest in shares of other investment companies and exchange-traded products, which, in addition to the general risks of investments in other investment companies described above, include the following risks:

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Government Money Market Funds.  The Fund can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Investment Company Act, to provide liquidity or for defensive purposes.   (See “Cash Equivalents and Other Short-Term Investments – Government Money Market Funds” above.)

Pay-in-Kind Securities  — Pay-in-kind securities are debt securities that may pay interest through the issuance of additional securities or in cash. Because these securities may not pay current cash income, their price can be volatile when interest rates fluctuate. Federal income tax law requires a holder of pay-in-kind securities to include in gross income each taxable year the portion of the non-cash income on those securities (i.e., the additional securities issued as interest thereon) accrued during that year.
In order to continue to qualify for treatment as a “regulated investment company” under the Internal Revenue Code and avoid federal excise tax,  the Fund may be required to distribute a portion of such non-cash income and may be required to dispose of other portfolio securities in order to generate cash to meet these distribution requirements, including during periods of adverse market prices for those portfolio securities. See the section entitled “Tax Information.”
Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Because preferred stock is subordinate to bonds in the issuer’s capital structure, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stockholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer, and may suffer a loss of value as a result. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to the deferral of dividend payments, the non-cumulative payment of dividends (in which omitted or deferred dividends are not subsequently paid), subordination, liquidity, limited voting rights, and special redemption rights. The market prices of preferred stock are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stock also may be subject to optional or mandatory redemption provisions.
Real Estate Related Investments — The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, REITs, and securities of corporate issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have an effect on the value of the Fund’s investments. Investing in securities issued by real estate and real estate-related companies may subject the Fund to risks associated with the direct ownership of real estate, including the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and extended vacancies of properties, increases in interest rates, the financial condition of tenants, buyers and sellers, the quality of maintenance, insurance, and management services, and other real estate capital market influences. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of the Fund’s investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level. Such securities also have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are subject to heavy cash flow dependency and defaults by borrowers. An economic downturn could have an adverse effect on the real estate markets and real estate companies. In addition, if a real estate company’s properties do not generate sufficient income to meet operating expenses, including debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.
Redemption Risk — The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times at a loss or depressed value. The risk of loss is greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to sell are illiquid. The sale of assets to meet redemption requests may create capital gains, which the Fund would then be required to distribute to shareholders. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. Additionally, during periods of heavy redemptions, the Fund may borrow funds from the interfund credit facility, or from a bank line of credit, which may increase costs. The ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities or otherwise to “make a market” in debt securities has also been reduced. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance.
Reliance on Corporate Management and Financial Reporting Risk — The sub-advisor may select investments for the Fund on the basis of information and data made directly available to the sub-advisor by the issuers of securities or through sources other than the issuers such as collateral pool servicers. The sub-advisor is dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general. Investors, including the Fund, can incur material losses as a result of corporate mismanagement and fraud resulting in accounting irregularities.
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Repurchase Agreements — A repurchase agreement is an agreement between the Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer, sometimes to be held by an eligible third-party custodian. Under the agreement, the Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week or on demand. The price for the seller to repurchase the securities is greater than the Fund’s purchase price, reflecting an agreed upon rate that is the equivalent of interest. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn income while retaining flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by the Fund.
The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which the sub-advisor monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.
The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the sub-advisor, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include fixed-income and equity securities such as U.S. Government and agency securities, municipal obligations, corporate obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, depositary receipts, ETFs, municipal obligations, corporate obligations and convertible securities.
Reverse Repurchase Agreements — The Fund may borrow funds by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker/dealers and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place, in a segregated custodial account, assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. The assets maintained in the segregated accounts or earmarked will be marked-to-market daily and additional assets will be placed in such account or earmarked, as applicable, on any day in which the assets fall below the repurchase price (plus accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements also involve the risk that the buyer of the securities sold by the Fund might be unable or unwilling to deliver them when  the Fund seeks to repurchase, which may result in losses to the Fund. Reverse repurchase agreements are considered to be borrowings by an investment company under the Investment Company Act.
Senior Loans  — The Fund may invest in senior loans, which generally include variable or floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. In addition to the risks typically associated with debt securities, such as credit and interest rate risk, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. In the event of an in court or out of court restructuring of a senior loan in which the Fund invests, the Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives. Senior loans usually have mandatory and optional prepayment provisions. If a borrower prepays a senior loan, the Fund will have to reinvest the proceeds in other senior loans or securities that may pay lower interest rates.
Separately Traded Registered Interest and Principal Securities and Other Zero-Coupon Securities  — Separately traded registered interest and principal securities or “STRIPS” and other zero-coupon securities are securities that do not make regular interest payments prior to their maturity date or another specified date in the future. Instead, they are sold at a discount from their face value and accrue interest over the life of the bond. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the securities. Because they do not pay coupon income, the prices of STRIPS and zero-coupon securities can be very volatile when interest rates change, their values may fluctuate more than the value of similar securities that pay interest periodically, and they may be less liquid than similar securities that pay interest periodically. STRIPS are zero-coupon bonds issued by the U.S. Treasury.
The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Fund’s exposure to zero coupon securities.
Supranational Risk  — Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for initial and ongoing payments of interest and principal to the extent their assets are insufficient. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support.
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Trust Preferred Securities  — The Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be thinly traded and the Fund may not be able to dispose of them at a favorable price. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings. Please refer to “Illiquid and Restricted Securities” above for further discussion of regulatory considerations and constraints related to such securities. As the trust typically has no business operations other than to issue the trust preferred securities, the condition of the financial institution could have an impact on the Fund. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as the Fund.
Unrated Securities Risk — Because the  Fund may purchase securities that are not rated by any rating organization, the  sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the  sub-advisor may not accurately evaluate the security’s comparative credit rating. To the extent that the  Fund invests in unrated securities, the  Fund’s success in achieving its investment objectives may depend more heavily on the  sub-advisor’s credit analysis than if the  Fund invested exclusively in rated securities. Less public information is typically available about unrated securities or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the  Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.
U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities or sponsored enterprises. Some obligations issued by U.S. Government agencies and instrumentalities, such as those of the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Bank (“FHLB”) or the Federal Farm Credit Bank (“FFCB”), by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (‘‘Fannie Mae’’), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those of the Federal Farm Credit Bureau, only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. The market prices of U.S. government agency securities are not guaranteed by the U.S. Government. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, obligations of GNMA, FHLB, FFCB, Fannie Mae, Freddie Mac, the Federal Farm Credit Bureau, other U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk, interest rate risk and market risk.
U.S. Treasury Obligations — U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics, and include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, separately traded registered interest and principal component parts of such obligations (known as “STRIPS”), which are traded independently, and Treasury inflation-protected securities, whose principal value is periodically adjusted according to the rate of inflation. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates and credit ratings. U.S. Treasury obligations are subject to credit risk and interest rate risk. The total amount of debt the Treasury is authorized to incur is subject to a statutory limit. Once the Treasury reaches the debt limit, Congress must raise, extend or otherwise modify the limit to enable the Treasury to incur additional debt to pay the obligations of the U.S. government, including principal and interest payments on certain U.S. Treasury obligations (such as Treasury bills, notes and bonds). Failure to, or potential failure to, increase the statutory debt limit could: increase the risk that the U.S. government defaults on payments on certain U.S. Treasury obligations; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher debt servicing payments by the U.S. government; reduce prices of Treasury securities; and/or increase the costs of certain kinds of debt. Treasury inflation-indexed securities are U.S. Government securities whose principal value is periodically adjusted according to the rate of inflation (by reference to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the Bureau of Labor Statistics a part of the Department of Labor). The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances. The interest rate on TIPS is fixed at issuance, but over the life of the security this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation (but not below par value). Although repayment of the original principal upon maturity is guaranteed, the market value of TIPS is not guaranteed and will fluctuate. The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. Because the coupon rate on TIPS is lower than fixed-rate Treasury Department securities, the CPI-U would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate Treasury Department issues and the coupon rate of the TIPS, assuming all other factors are equal, in order for such securities to
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match the performance of the fixed-rate Treasury Department securities. If interest rates rise due to reasons other than inflation, (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments thereon, but holders at maturity receive no less than par value. However, if the Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. Any increase in principal value of TIPS caused by an increase in the CPI is taxable in the year the increase occurs, even though the holder will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a “regulated investment company.” See “Tax Information.” If the Fund invests in TIPS, it will be required to treat as original issue discount (“OID”) any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having OID. Because the Fund is required to distribute substantially all of its net investment income (including accrued OID), its investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.
Variable or Floating Rate Obligations — Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. A variable rate obligation has a coupon rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the coupon is based. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.
The Fund may invest in floaters and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index rate, the Secured Overnight Financing Rate (“SOFR”), or a U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every one or three months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.   Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Investing.”
Variable Rate Auction and Residual Interest Obligations — Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.
When-Issued and Forward Commitment Transactions —   These transactions involve a commitment by the Fund to purchase or sell securities with payment and delivery to take place at a future date, typically one to two months after the date of the transaction. The payment obligations and interest rate are fixed at the time the buyer enters into the transaction. These transactions enable the Fund to “lock-in” what the Manager   or the sub-advisor, as applicable, believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in its assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.
When entering into a when-issued or forward commitment transaction,  the Fund will rely on the other party to consummate the transaction; if the other party fails to do so,  the Fund may be disadvantaged. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to the Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. When-issued, delayed-delivery and forward commitment transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.
Pursuant to Rule 18f-4 under the Investment Company Act, when-issued, delayed-delivery and forward commitment transactions will be deemed not to involve a senior security, provided that: the Fund intends to physically settle the transaction; and the transaction will settle within 35 days of its trade date. If such transactions are deemed senior securities, the Fund will maintain with its Custodian segregated (or earmarked) liquid securities in an amount at least equal to the when-issued or forward commitment transaction. Earmarking or otherwise segregating a large percentage of the Fund’s assets could impede the sub-advisor’s ability to manage the Fund’s portfolio.
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OTHER INVESTMENT STRATEGIES AND RISKS
In addition to the investment strategies and risks described in the Prospectus, the Fund may (except where otherwise indicated):

1	Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

2	Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3	Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.

4	Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisor, as applicable, attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5	Purchase securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act. The Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines that any Section 4(a)(2) securities held by the Fund in excess of this level are liquid.

INVESTMENT RESTRICTIONS
Fundamental Policies.  The Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:
Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.
The Fund has no current intention to convert to a master-feeder structure, as permitted by the foregoing policy.
Fundamental Investment Restrictions. The following discusses the investment policies of the Fund.
The following restrictions have been adopted by the Fund and may be changed with respect to the Fund only by the majority vote of the Fund’s outstanding voting securities. “Majority of the outstanding voting securities” under the  Investment Company  Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders’ meeting or (b) more than 50% of the shares of the Fund.
The Fund may not:

1	Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may dispose of real estate acquired as a result of the ownership of securities or other instruments and invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2	Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3	Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4	Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.

5	Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6	Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as

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collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7	Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.

8	Invest more than 25% of its total assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt securities issued by municipalities or their agencies and authorities.

The above percentage limits (except the limitation on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. With respect to the fundamental investment restriction relating to making loans set forth in (4) above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received).
For purposes of the Fund’s policy relating to issuing senior securities set forth in (5) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
For purposes of the Fund’s industry concentration policy set forth in (8) above, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the Fund’s assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.
Non-Fundamental Investment Restrictions.  The following non-fundamental investment restrictions apply to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Board. The Fund may not:

1	Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days or

2	Purchase securities on margin, except that (1) the Fund may obtain such short-term credits as necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.
TEMPORARY OR DEFENSIVE INVESTMENTS
In times of unstable or adverse market, economic, political or other conditions, where the Manager or  the sub-advisor believes it is appropriate, and in the Fund’s best interest, the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.
These temporary investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest short-term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short-term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of money market funds, including funds advised by the Manager or the sub-advisor.
PORTFOLIO TURNOVER
Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund’s transaction costs and generate additional capital gains or losses.
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Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the sub-advisor’s investment outlook.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund publicly discloses portfolio holdings information as follows:

1	a complete list of holdings for the Fund on an annual and semi-annual basis within seventy days of the end of each fiscal semi-annual period in publicly available filings of Form N-CSR with the SEC (available on the SEC’s website at www.sec.gov) and on the Fund’s website (www.americanbeaconfunds.com);

2	a complete list of holdings for the Fund as of the end of each fiscal quarter in publicly available filings of Form N-PORT with the SEC within sixty days of the end of the fiscal quarter (available on the SEC’s website at www.sec.gov);

3	a complete list of holdings for the Fund as of the end of each month on the Fund’s website (www.americanbeaconfunds.com) approximately twenty days after the end of the month; and

4	the ten largest holdings for the Fund as of the end of each calendar quarter on the Fund’s website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of the Fund’s holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in the Fund’s best interest. Disclosure of the Fund’s ten largest holdings may exclude U.S. Treasury securities and cash equivalent assets, although such holdings will be included in the Fund’s complete list of holdings.
Disclosure of Nonpublic Holdings
Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Fund, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Fund. The Fund’s policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Holdings Policy. The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that: (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict the Fund from disclosing that a particular security is not a holding of the Fund. The Holdings Policy is summarized below.
A variety of third-party service providers require access to Fund holdings to provide services to the Fund or to assist the Manager and the sub-advisor in managing the Fund (“service providers”). The service providers have a duty to keep the Fund’s nonpublic information confidential either through written contractual arrangements with the Fund (or another Fund service provider) or by the nature of their role with respect to the Fund (or the service provider). The Fund has determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Fund has determined that disclosure of nonpublic holdings information to members of the  Board  fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.
The Fund has ongoing arrangements to provide nonpublic holdings information to the following service providers, whose affiliates may also have access to such information:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
State Street and its designated foreign sub-custodians	Securities lending agent for Funds that participate in securities lending, Fund’s Custodian and foreign custody manager, sub-administrator, Fund administration service provider	Complete list on intraday basis with no lag
PricewaterhouseCoopers LLP	Fund’s independent registered public accounting firm	Complete list on intraday basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on intraday basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager	Complete list on intraday basis with no lag
KPMG International	Service provider to State Street	Complete list on annual basis with lag
Willow Tree Consultancy, LLC	Service provider to sub-advisor	Complete list on quarterly basis with lag
SS&C Technologies, Inc.	Portfolio Accounting System for sub-advisor	Complete list on intraday basis with no lag
Covalience, LLC	Compliance and trading system programmers for sub-advisor	Complete list on intraday basis with no lag
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Service Provider	Service	Holdings Access
Sapere Consulting, Inc.	Compliance and trading system programmers for sub-advisor	Complete list on intraday basis with no lag
Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis in the ordinary course of business. These third parties include: broker-dealers, prospective sub-advisors, borrowers of the Fund’s portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Fund. If the Fund participates in securities lending activities, potential borrowers of the Fund’s securities receive information pertaining to the Fund’s securities available for loan. Such information is provided on a current basis with no lag. The Fund utilizes various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. The Manager or sub-advisor may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Fund requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Fund does not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Fund would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.
The Fund has ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Fund or that redistribute the Fund’s holdings to financial intermediaries to facilitate their analysis of the Fund. The Fund has determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Fund’s website.
No compensation or other consideration may be paid to the Fund, the Fund’s service providers, or any other party in connection with the disclosure of portfolio holdings information.
Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1	Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Fund’s website and not to trade based on the information;

2	Holdings may only be disclosed as of a month-end date;

3	No compensation may be paid to the Fund, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4	A member of the Manager’s Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Fund, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy. The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and should be disclosed in the Fund’s SAI.
The Manager and the sub-advisor to the Fund may manage substantially similar portfolios for clients other than the Fund. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Fund. The Holdings Policy is not intended to limit the Manager or the sub-advisor from making such disclosures to their clients.
LENDING OF PORTFOLIO SECURITIES
The  Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The  Fund does not have the right to vote on securities while they are on loan. However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund determines are material to its interests. Loans of portfolio securities may not exceed 33¹/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and may pay the borrower a pre-negotiated fee or “rebate” for the use of that cash collateral. Under the terms of the securities loan agreement between the Fund and State Street, its securities lending agent, State Street indemnifies the Fund  for certain losses resulting from a borrower default. However, should the borrower of the securities fail financially,  the Fund may experience delays in recovering the loaned securities or exercising its rights in the
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collateral. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund seeks to minimize this risk by normally limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.
For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent. The amount of such compensation depends on the income generated by the loan of the securities.
As of the date of this SAI, the Fund does not intend to engage in securities lending activities.
TRUSTEES AND OFFICERS OF THE TRUST
The Board of Trustees
The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including American Beacon, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s CCO. The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act (“Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.
In general, the Fund’s risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, the Fund’s investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund’s investment advisers.
The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of American Beacon, and the Fund’s CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund, as applicable. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plans under Rule 12b-1 under the Investment Company Act.
Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.
Board Structure and Related Matters
All but one member of the Board are Independent Trustees. Douglas A. Lindgren, an Independent Trustee, serves as Chair of the Board. The Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Fund. The Chair shall perform such other duties as the Board may from time to time determine.
The Trustees discharge their responsibilities collectively as a Board, as well as through standing Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers whether to approve the Fund’s management agreement with the Manager and, as applicable, its investment advisory agreement(s) with its investment advisor(s), while specific matters related to oversight of the Fund’s independent auditors have been delegated by the Board to its Audit and Compliance Committee. The members and responsibilities of each Board committee are summarized below.
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The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the funds in the Trust, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the  Fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.
The Trust is part of the American Beacon Funds Complex, which is comprised of 27  series within the American Beacon Funds, 1  series within the American Beacon Institutional Funds Trust, and  4  series within the American Beacon Select Funds. The same persons who constitute the Board of the Trust also constitute the Board of the American Beacon Institutional Funds Trust and the American Beacon Select Funds and each Trustee oversees the Trusts’ combined 32 series.
The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by videoconference or telephone, to address matters arising between regular meetings. The Independent Trustees also conduct executive sessions without the presence of management personnel, including at least quarterly in a session at which no Trustees who are interested persons or management are present, and may hold special meetings, as needed, either in person or by videoconference or telephone.
The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Retirement Plan described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, and shareholders may contact them directly, individually or collectively as a Board, at such address. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

Name and Year of Birth*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Eugene J. Duffy (1954)**	Trustee since 2008	Trustee since 2017
Capital Formation and Currency Solutions, Mesirow Financial Administrative Corporation: Managing Director (2016-Present);
American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);
American Beacon Apollo Total Return Fund: Trustee (2018–2021)

NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (1969)	Trustee since 2015	Trustee since 2017
The Conrad Prebys Foundation: Chief Financial Officer (2022-Present);
Sierra Health Foundation (health conversion private foundation): Executive Vice President &  CCO (2022); Senior Vice President & CFO (2012-2022); CFO (2006-2011);
Sierra Health Foundation - Center for Health Program Management (California public benefit corporation): Senior Vice President &  CFO (2012- 2022);
SJVIIF, LLC (impact investment fund): President (2018-2022);
American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);
American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Gerard J. Arpey (1958)	Trustee since 2012	Trustee since 2017
Emerald Creek Group (private equity firm): Partner (2011-Present);
S.C. Johnson & Son, Inc. (privately held company): Director (2008-present);
The Home Depot, Inc.: Director (2015-Present);
American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);
American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Claudia A. Holz (1957)	Trustee since 2018	Trustee since 2018	Blue Owl Capital, Inc.: Independent Director (2021-Present); American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021); American Beacon Apollo Total Return Fund: Trustee (2018–2021)
Douglas A. Lindgren (1961)	Chair since 2025 Trustee since 2018	Chair since 2025 Trustee since 2018	JLL Income Property Trust: Director (2022-Present); American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021); American Beacon Apollo Total Return Fund: Trustee (2018–2021).
Janet C. Smith*** (1965)	Trustee since 2025	Trustee since 2025
Putnam Investments, LLC and Putnam Management: Head of Fund Administration Services (2011–2024);
Putnam Funds Complex (Approximately 105 Funds): Vice President, Principal Financial Officer (2016-2024), Principal Accounting Officer and Assistant Treasurer (2008-2024), Putnam Ombudsman (2016-2024).

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Name and Year of Birth*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Paul Zemsky (1962)	Trustee since 2025	Trustee since 2025
Focus Consulting Group: Consulting Partner: (2024-Present);
ML Tech (Crypto Fund-of-Funds): Strategic Advisor: (2024-Present);
Voya Investment Management: Senior Managing Director, Chief Investment Officer, Multi-Asset Strategies and Solutions (2007–2023); Head of Derivative Strategy and Risk Management, General Account (2005-2006).

*	The Board has adopted a retirement policy that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Duffy is deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.
***	Prior to July 1, 2024, Ms. Smith served as an officer of certain affiliates of Putnam Investment Management, LLC (“Putnam”), and as Vice President, Principal Financial Officer, Principal Accounting Officer and Assistant Treasurer of various registered open-end investment companies for which Putnam serves as investment adviser (“Putnam Funds Complex”). On January 1, 2024, Putnam was acquired (the “Putnam Acquisition”) by Franklin Resources, Inc. (“Franklin”), following which it is under common control with Brandywine Global Investment Management, LLC (“Brandywine”), an investment adviser to certain series of the Trust. In addition, Jane E. Trust has served on the Boards of Trustees of the Putnam Funds Complex since January 2024 and Ms. Smith served as an officer of the Putnam Funds Complex prior to July 1, 2024, during which period Ms. Trust held positions at the following entities, which are under common control with Brandywine. Based on publicly available information, Ms. Trust has served as Senior Vice President, Fund Board Management at Franklin Templeton since 2020; as President and Chief Executive Officer of Franklin Templeton Fund Advisor, LLC, and officer and/or trustee/director of its associated funds since 2015; as Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason”) from 2018 to 2020; as Managing Director of Legg Mason from 2016 to 2018; and as Senior Vice President of Franklin Templeton Fund Advisor, LLC in 2015. In connection with the Putnam Acquisition, Ms. Smith sold her Class B shares of a Putnam affiliate, with a value of approximately $683,000, to a subsidiary of Franklin. In connection with this sale, Ms. Smith may be entitled to certain contingent premium payments depending on the achievement of certain financial metrics, in an amount not to exceed approximately $186,000. Ms. Smith is a participant in a Deferred Executive Compensation Plan relating to her time at Putnam, pursuant to which she will receive approximately $520,000, which will be paid over time by a Franklin affiliate as a result of the Putnam Acquisition.
In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as executive vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of nonprofit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a Trustee.
Gerard  J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.
Eugene  J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a Trustee.
Claudia A.  Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years, where she led audits of large public investment company complexes and held several management roles in the firm’s New York and national offices, and has since had multiple years of service as a Trustee.
Douglas A.  Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures, serving as an Adjunct Professor of Finance at Columbia Business School, and with multiple years of service as a Trustee.
Janet  C. Smith: Ms. Smith has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a senior officer of an investment manager, and as an officer of registered investment companies.
Paul  Zemsky: Mr. Zemsky has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director and chief investment officer of an investment manager, and as a portfolio manager to registered investment companies.
Committees of the Board
The Trust has an Audit and Compliance Committee (“Audit Committee”).  The Audit Committee consists of Mses. Holz (Chair) and Smith and  Mr. Arpey, each of whom are Independent Trustees.  Mr. Lindgren, as Chair of the Board,  serves on the Audit Committee in an ex-officio non-voting capacity. As set forth in its charter, the primary purposes of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the  Fund and their internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement (and related fee arrangements) of the Trust’s independent auditors to perform annual audit services for the Fund and certain non-audit services for the  Fund or certain affiliated parties and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); (e) to coordinate the Board’s oversight of the Trust’s CCO in connection with his or her
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implementation of the Trust’s Compliance Program; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Audit Committee, including, but not limited to, valuation, operational, and compliance risks. The Audit Committee met  four (4)  times during the fiscal year ended January 31, 2026.
The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Arpey  (Chair)  and Lindgren and Ms. Smith, each of whom are Independent Trustees. As set forth in its charter, the Nominating Committee’s primary purposes are: (a) to make recommendations regarding the nomination of Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board  for nomination for membership on all committees of the Board and of the chairs of such committees; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; (h) to consider and make recommendations relating to the compensation of Independent Trustees; (i) to assist the Board with the aspects of risk oversight of the Trusts that are relevant to the Nominating Committee, including, but not limited to, the stewardship and overall reputation of the Trusts; (j) to coordinate and supervise an annual self-evaluation by the Board of the performance of the Board and its various committees; (k) to assist the Board in monitoring and, as it deems appropriate, implementing practices that are designed to promote diversity and inclusion within the Board’s membership and within the workforces of the Trusts’ primary service providers and vendors; and (l) to assist the Board in coordinating with legal counsel to the Trusts and their independent Board members with respect to staffing matters, including, when applicable, succession planning with respect to senior attorneys engaged in these representations. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund, and must otherwise comply with the Declaration of Trust and By-Laws of the Trust and any procedures set forth therein. The Nominating and Governance Committee met  four (4)  times during the fiscal year ended January 31, 2026.
The Trust has an Investment Committee that is comprised of Messrs. Alvarado (Chair), Duffy and Zemsky.   Mr. Lindgren, as Chair of the Board, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee’s primary purposes are: (a) to review the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the  Fund; (b) to review recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objectives or principal investment strategies of the Fund; (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Investment Committee, including, but not limited to counterparty, investment, liquidity and derivatives risks. The Investment Committee met  four (4)  times during the fiscal year ended January 31, 2026.
Trustee Ownership in the Fund
The following tables show the amount of equity securities owned in the Fund and all series of the American Beacon Funds Complex by the Trustees as of the calendar year ended December 31, 2025.

INTERESTED TRUSTEE
Duffy
American Beacon NIS Core Plus Bond Fund	None
Aggregate Dollar Range of Equity Securities in all Trusts (31 Funds as of December 31, 2025)	Over $100,000
NON-INTERESTED TRUSTEES
	Alvarado	Arpey	Holz	Lindgren	Smith	Zemsky
American Beacon NIS Core Plus Bond Fund	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (31 Funds as of December 31, 2025)	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	None
Trustee Compensation
As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $165,000; (2) meeting attendance fee (for attendance in person or via electronic means) of (a) $12,000 for in-person attendance, or $5,000 for attendance by electronic means, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special Board meeting held by electronic means; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. Prior to January 1, 2026, the annual retainer for each Trustee was $150,000. For this purpose, the Board considers attendance at regular meetings held by  videoconference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.
For his service as Board Chair, Mr. Lindgren receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives a single $2,500 fee each quarter for his attendance at the Audit Committee and Investment Committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.
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The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the fiscal year ended January 31, 2026.
Name of Trustee	Aggregate Compensation from the Trust	Total Compensation from the Trusts
INTERESTED TRUSTEE
Eugene J. Duffy	$203,241	$220,000
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$226,337	$245,000
Joseph B. Armes*	$109,011	$118,000
Gerard J. Arpey	$216,174	$234,000
Claudia A. Holz	$226,337	$245,000
Douglas A. Lindgren	$253,127	$274,000
Barbara J. McKenna**	$203,241	$220,000
Janet C. Smith***	$96,078	$104,000
Paul Zemsky***	$96,078	$104,000
*	Mr. Armes received compensation from the Trusts up to his retirement from the Board on June 5, 2025. Mr. Armes was not eligible for the benefits afforded to Eligible Trustees who served on the Board prior to September 12, 2008 as described below.
**	Ms. McKenna received compensation from the Trusts up to her retirement from the Board on December 31, 2025. Ms. McKenna was not eligible for the benefits afforded to Eligible Trustees who served on the Board prior to September 12, 2008 as described below.
***	Ms. Smith and Mr. Zemsky became Trustees on August 18, 2025. Therefore, Ms. Smith and Mr. Zemsky’s compensation is for the period of August 18, 2025 through the fiscal year ended January 31, 2026.
The Boards have adopted a Trustee Retirement Plan. The Trustee Retirement Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status (“Eligible Trustees”). The Board has determined that, other than the Trustee Retirement Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees. None of the current Trustees are Eligible Trustees.
Each Eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits. No retirement benefits are accrued for Board service after September 12, 2008.
A Trustee Emeritus must be reasonably available to provide advice, counseling and assistance to the Trustees and American Beacon as needed, as agreed to from time to time by the parties involved; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the  Fund. Currently, four individuals who retired from the Board and accrued retirement benefits for periods prior to September 12, 2008, have assumed Trustee Emeritus status. Three individuals and their spouses receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines. One individual receives an annual retainer of $20,000 from the Trusts in lieu of flight benefits.
Principal Officers of the Trust
The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust.
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Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gregory Stumm (1981)	President and Principal Executive Officer since June 2024 Vice President 2022-2024	President and Principal Executive Officer since June 2024 Vice President 2022-2024
American Beacon Advisors, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
National Investment Services of America, LLC: Director (2024-Present)
Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
Resolute  Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)
Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024 -Present), Senior Vice President (2022-2024)
Resolute Investment Services, Inc.: Director (June 2024-2025), President (June 2024-2025), Chief Executive Officer (June 2024-2025), Senior Vice President, (2022-2024)
Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)
RSW Investments Holdings LLC: Director (2024-Present)
Shapiro Capital Management, LLC: Director (2024-Present)
SSI Investment Management, LLC: Director (2024-Present)

Rosemary K. Behan (1959)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017
American Beacon Advisors, Inc.:  Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present)
American Beacon Apollo Total Return Fund: Vice President, Secretary, and Chief Legal Officer (2018-2021)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.:  Secretary (2023-2026)
American Beacon Cayman TargetRisk Company, Ltd: Secretary (2018-Present)
American Beacon Cayman Trend Company, Ltd.:  Secretary (2023-Present)
American Beacon Sound Point Enhanced Income Fund:  Vice President, Secretary, and Chief Legal Officer (2018-2021)
American Private Equity Management, LLC: Secretary (2008-2024)
Continuous Capital, LLC: Vice President and Secretary (2018-2022)
Green Harvest Asset Management, LLC: Secretary (2019-2021)
Resolute Acquisition, Inc.:  Secretary (2015-Present)
Resolute Investment Distributors, Inc.: Secretary (2017-Present)
Resolute Investment Holdings, LLC: Secretary (2015-2025)
Resolute Investment Managers, Inc.: Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present)
Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2017-2025), Secretary and General Counsel (2017-2025)
Resolute Topco, Inc.: Secretary (2015-Present)

Paul B. Cavazos (1969)	Vice President since 2016	Vice President since 2017
American Beacon Advisors, Inc.: Chief Investment Officer and Senior Vice President (2016-Present)
American Beacon Apollo Total Return Fund: Vice President (2018-2021)
American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)
American Private Equity Management,  L.L.C.: Vice President (2017-2024)

Bernadette A. Bridy (1972)	Vice President since 2026	Vice President since 2026	American Beacon Advisors, Inc.: Chief Marketing Officer (2025-Present) Future Standard (formerly known as FS Investments): Managing Director (2020-2025)
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Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Rebecca L. Harris (1966)	Vice President 2022-May 2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2010-2022	Vice President 2022-2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2017-2022
American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2011-2021)
American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)
American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)
Continuous Capital, LLC: Vice President (2018-2022), Director (2022)
National Investment Services of America, LLC: Director (2022-Present)
Resolute Acquisition, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)
Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)
Resolute Investment Services, Inc.: Senior Vice President (2021-May 2024, June 2024-2025), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)
Resolute  Topco, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President (May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.:    Director and President (March 2026-Present)
American Beacon Cayman TargetRisk Company, Ltd: Director and President (March 2026-Present)
American Beacon Cayman Trend Company, Ltd.: Director and President (March 2026-Present)
RSW Investments Holdings LLC: Director (2022-Present)
Shapiro Capital Management LLC: Director (2022-Present)
SSI Investment Management LLC: Director (2022-Present)

Terri L. McKinney (1963)	Vice President since 2010	Vice President since 2017
American Beacon Advisors, Inc.: Fund Services Officer (2026-Present), Senior Vice President (2021-Present), Vice President, (2009-2021)
American Beacon Apollo Total Return Fund: Vice President (2018-2021)
American Beacon Sound Point Enhanced Income Fund: Vice President (2018-2021)
Continuous Capital, LLC:  Vice President (2018-2022)
Resolute Investment Managers, Inc.:  Senior Vice President (2021-Present), Vice President (2017-2021)
Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2018-2025)
Resolute Investment Distributors, Inc.: Director (2024-Present), Vice President (2024-Present)

Samuel J. Silver (1963)	Vice President since 2011	Vice President since 2017
American Beacon Advisors, Inc.:  Vice President (2011-Present), Chief Fixed Income Officer (2016-Present)
American Beacon Apollo Total Return Fund: Vice President (2018-2021)
American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)

29

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Christina E. Sears (1971)	Chief Compliance Officer since 2004 Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017
American Beacon Advisors, Inc.: Chief Compliance Officer (2004-Present), Senior Vice President (2026-Present), Vice President (2019-2026)
American Beacon Apollo Total Return Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)
American Beacon Sound Point Enhanced Income Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)
American Private Equity Management, LLC: Chief Compliance Officer (2012-2024)
Continuous Capital, LLC.: Chief Compliance Officer (2018-2019), Vice President (2018-2022)
Green Harvest Asset Management, LLC: Chief Compliance Officer (2019-2021)
Resolute Investment Distributors, Inc.: Vice President (2017-Present)
Resolute Investment Managers, Inc.: Vice President (2017-Present)
Resolute Investment Services, Inc.: Vice President (2019-2025)
RSW Investments Holdings, LLC: Chief Compliance Officer (2019-Present)
Shapiro Capital Management LLC: Chief Compliance Officer (2024-Present)

Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Assistant Secretary since 2017
American Beacon Advisors, Inc.:   Assistant Secretary (April 2024-Present), Director of Corporate Governance (2026-Present)
American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Secretary (2022-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.:  Assistant Secretary (2023-2026)
American Beacon Cayman TargetRisk Company, Ltd: Assistant Secretary (2022-Present)
American Beacon Cayman Trend Company, Ltd.:  Assistant Secretary (2023-Present)
American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)
Resolute Investment Managers, Inc.: Assistant Secretary (April 2024-Present)
Resolute Investment Services, Inc.: Corporate Governance Manager (2023-2024), Assistant Secretary (2024-2025), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020)

Carmen E. Fahy (1976)	Assistant Secretary since 2026	Assistant Secretary since 2026
American Beacon Advisors, Inc.: Associate General Counsel (2025-Present)
Office of the Solicitor,  U.S. Dept. of Labor: Senior Trial Attorney (2023-2025)
Systematic Holdings,  LLC: Corporate Counsel (2022-2023)

Aaron C. Cooper (1985)	Principal Accounting Officer, Principal Financial Officer and Treasurer since April 1, 2026 Assistant Treasurer March 2026	Principal Accounting Officer, Principal Financial Officer and Treasurer since April 1, 2026 Assistant Treasurer March 2026
American Beacon Advisors, Inc.: Director, Fund Reporting (2024-Present), Manager, Fund Reporting (2021-2024)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.:    Treasurer (March 2026-Present)
American Beacon Cayman  TargetRisk Company, Ltd: Assistant Treasurer (March 2026-Present)
American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (March 2026-Present)
Resolute Investment Managers, Inc.: Assistant Treasurer (March 2026-Present);

Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Assistant Treasurer since 2021
American Beacon Advisors, Inc.: Director, Fund Tax (2024-Present)
American Beacon Apollo Total Return Fund: Assistant Treasurer (2021)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Treasurer (2022-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.: Assistant Treasurer (2023-2026)
American Beacon Cayman TargetRisk Company, Ltd: Assistant Treasurer (2022-Present)
American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (2023-Present)
American Beacon Sound Point Enhanced Income Fund: Assistant Treasurer (2021)
Resolute Investment Services, Inc.: Director, Fund Tax (2024-2025), Fund Tax Manager (2020-2024), Manager, Tax (2014-2020)

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CODE OF ETHICS
The Manager, the Trust, the Distributor,  and the sub-advisor each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and the Trust’s Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.
PROXY VOTING POLICIES
The  American Beacon NIS Core Plus Bond Fund invests exclusively in non-voting securities and is therefore not expected to vote proxies relating to portfolio securities. If the Fund were to vote any proxies, the proxy voting record for the most recent year ended June 30 will be available as of August 31 of each year without charge on the Fund’s website, on the SEC’s website at http://www.sec.gov or upon request by calling 1-800-967-9009. The proxy voting record can be found in Form N-PX on the SEC’s website.
CONTROL PERSONS AND 5% SHAREHOLDERS
A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large redemptions by a control person could cause the Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses.
Set forth below are entities or persons that own 5% or more of the outstanding shares of a class of the Fund as of  April 30, 2026. The Trustees and officers of the Trusts, as a group, owned less than 1% of all classes of the  Fund’s shares outstanding as of that date.

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	C CLASS	Y CLASS	R6 CLASS
CHARLES SCHWAB & CO INC*				52.72%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1901
LPL FINANCIAL*			89.16%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091*
PERSHING LLC*		28.85%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
AMERICAN BEACON ADVISORS	54.49%	71.15%	10.84%	47.18%	59.49%
220 LAS COLINAS BLVD E STE 1200
IRVING TX 75039-5500
VOYA INSTITUTIONAL TRUST COMPANY	34.82%				40.44%
ONE ORANGE WAY B3N
WINDSOR CT 06095-4773
*	Denotes record owner of Fund shares only
INVESTMENT ADVISORY AGREEMENT
The  Fund’s sub-advisor is listed below with information regarding its controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Persons and entities affiliated with the sub-advisor may be considered affiliates of the Fund.

National Investment Services of America, LLC
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Resolute Topco, Inc.	Ultimate Parent Company	Holding Company
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National Investment Services of America, LLC
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
NIS Holding Corporation	Minority Owner	Holding Company
Bartlett J. McCartin III	Executive Officer and Director	Individual
The sub-advisor is located at 777 E. Wisconsin Avenue, Suite 2350, Milwaukee, WI 53202, United States. The sub-advisor and the Manager are both controlled by Resolute Investment Managers, Inc. (“RIM”). Accordingly, the sub-advisor is under common control with the Manager and is an “affiliated person” of the Manager within the meaning of Section 2(a)(3) of the Investment Company Act. RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., a wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of  Topco. The address of Topco is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.
The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with NIS pursuant to which the Fund has agreed to pay  NIS an annualized sub-advisory fee that is calculated and accrued daily equal to 0.20 of 1% for amounts up to $1.5 billion and 0.18 of 1% for amounts over $1.5 billion of the Fund’s average daily net assets.
MANAGEMENT, ADMINISTRATIVE, SECURITIES LENDING, AND DISTRIBUTION SERVICES
The Manager
The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”).  RIM is, in turn, a wholly-owned subsidiary of  Resolute Acquisition, Inc., a wholly-owned subsidiary of  Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns more than 25% of the outstanding equity or voting interests of Topco. The address of Topco is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.
Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Resolute Topco, Inc.	Ultimate Parent Company	Holding Company – Founded in 2015
The Manager is paid a management fee as compensation for providing the Fund  with management and administrative services. The expenses are allocated daily to each class of shares of the  Fund based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%
Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

■	complying with reporting requirements;

■	corresponding with shareholders;

■	maintaining internal bookkeeping, accounting and auditing services and records;

■	supervising the provision of services to the Trust by third parties; and

■	administering the Fund’s interfund lending facility and lines of credit, if applicable.

In addition to its oversight of the sub-advisor, the Manager may invest the portion of the Fund’s assets that the sub-advisor determines to be allocated to short-term investments.
The  Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, Custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund’s tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by the sub-advisor to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisor; and any extraordinary expenses of a nonrecurring nature.
The Manager may contractually agree from time to time to waive fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time,
32

voluntarily waive fees and/or reimburse expenses of the Fund. The Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.
The following tables show (1) the aggregate management fees paid to the Manager for management and administrative services and the investment advisory fees paid to the sub-advisor and (2) the investment advisory fees paid to the sub-advisor, each based on the Fund’s average daily net assets for the Fund’s three most recent fiscal years ended January 31. The following tables also show the aggregate fees waived or recouped by the Manager and the sub-advisor and separately, if applicable, the fees waived by the sub-advisor. The fees paid to the Manager were equal to 0.35% of the Fund’s average daily net assets. In the tables below, (1) the aggregate management fees paid to the Manager for management and administrative services and the investment advisory fees paid to the sub-advisor and (2) the investment advisory fees paid to the sub-advisor are each expressed both as a dollar amount and percentage of the Fund’s average daily net assets.

Aggregate Management Fees Paid to American Beacon Advisors, Inc. and Affiliated Sub-Advisor Fees (Gross)*
2024	2025	2026
$36,467	$35,953	$46,120
0.55%	0.55%	0.55%
* The sub-advisor and the Manager are controlled by Resolute Investment Managers, Inc. Accordingly, the sub-advisor is under common control with the Manager and is an “affiliated person” of the Manager within the meaning of Section 2(a)(3) of the Investment Company Act.

Sub-Advisor Fees (Gross)
2024	2025	2026
$13,261	$13,074	$16,771
0.20%	0.20%	0.20%

Aggregate Management Fees and Affiliated Sub-Advisor Fees (Waived)/Recouped**
2024	2025	2026
$(23,206)	$(22,878)	$(29,349)
The sub-advisor for the Fund has not waived fees during the three most recent fiscal years ended  January 31.
Distribution Fees
The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act, is paid up to 0.25% per annum of the average daily net assets of the A Class shares and up to 1.00% per annum of the average daily net assets of the C Class shares of the Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of A Class and C Class shares advertising material and sales literature. The Manager will receive Rule 12b-1 fees from the A Class and C Class shares regardless of the amount of the Manager’s actual expenses related to distribution and shareholder servicing efforts on behalf of each Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the A Class and C Class shares. The Manager anticipates that the Rule 12b-1 plan will benefit shareholders by providing broader access to the Fund through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Fund. The Board has not authorized  Y Class or R6 Class shares of the Fund to pay any fees pursuant to a distribution plan. Distribution fees pursuant to Rule 12b-1 under the Investment Company Act for the fiscal year ended January 31, 2026 were:

Distribution Fees
A Class	$285
C Class	$12,479
Certain sub-advisors of the Fund or other series of the American Beacon Funds Complex contribute to the Manager to support the American Beacon Funds’ distribution activities.
Service Plan Fees
The A Class and C Class have each adopted a Service Plan (collectively, the “Service Plans”). The Service Plans authorize the payment to the Manager (or another entity approved by the Board) of up to 0.25% per annum of the average daily net assets of the A Class shares, and up to 0.25% per annum of the average daily net assets of the C Class shares.   In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class shares, but not R6 Class shares. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class and Y Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the Fund’s “Other Expenses” in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The primary non-distribution shareholder fees paid to financial intermediaries such as plan sponsors and broker-dealers, generally include shareholder servicing, record keeping and servicing fees.
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Service Plan fees paid by the A Class and C Class, shares of the Fund pursuant to the applicable Service Plan for the three most recent fiscal years ended January 31 are set forth below.

Service Plan Fees
	2024	2025	2026
A Class	$20	$24	$16
C Class	$14	$19	$574
Securities Lending Fees
As compensation for services provided by the Manager in connection with securities lending activities conducted by  the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers.
Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs.
The Manager has not received any fees from securities lending activities of the  Fund within the last three fiscal years.
As of the date of this  SAI, the  Fund does not intend to engage in securities lending activities.
The Distributor
Resolute Investment Distributors, Inc. (“RID” or “Distributor”) is the Fund’s distributor and principal underwriter of the Fund’s shares.
RID, located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039, is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s  shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of the A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.
There were no underwriting discounts and commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation paid to, or retained by, RID from the Fund’s shares for the three most recent fiscal years ended January 31.
RID does not receive compensation on redemptions and repurchases, brokerage commissions, or other compensation. However, as shown in a separate chart, RID may receive distribution fees (i.e., Rule 12b-1 fees) from certain share classes of the Fund.
OTHER SERVICE PROVIDERS
State Street, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as custodian (“Custodian”) for the Fund. State Street also serves as the Fund’s Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Fund with certain financial reporting and tax services.
Pursuant to an administrative services agreement among the Manager, the Trust, American Beacon Institutional Funds Trust, and Parametric Portfolio Associates  LLC (“Parametric”), located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, Parametric provides certain administrative services related to the equitization of cash balances for certain series of the American Beacon Funds Complex.
SS&C  GIDS, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.
The Fund’s independent registered public accounting firm is PricewaterhouseCoopers LLP, which is located at 101 Seaport Blvd., Suite 500, Boston, Massachusetts 02210.
K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.
PORTFOLIO MANAGERS
The portfolio managers to the Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by the sub-advisor and is set forth below. The number of accounts and assets is shown as of January 31, 2026.
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	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
National Investment Services of America, LLC (“NIS”)
Mark R. Anderson	None	10 ($7.3 bil)	338 ($8.4 bil)	None	2 ($422 mil)	None
Lesly M. Barnes	None	10 ($7.3 bil)	338 ($8.4 bil)	None	None	None
Jason C. Berrie	None	10 ($7.3 bil)	338 ($8.4 bil)	None	2 ($422 mil)	None
Jay T. Dirienzo	None	None	None	None	2 ($422 mil)	None
Michael D. Fohr	None	10 ($7.3 bil)	None	None	None	None
James S. Kaplan	None	10 ($7.3 bil)	338 ($8.4 bil)	None	None	None
Stefan T. Martin	None	10 ($7.3 bil)	338 ($8.4 bil)	None	None	None
Kyle R. Olson	None	10 ($7.3 bil)	338 ($8.4 bil)	None	None	None
Thomas M. Price	None	10 ($7.3 bil)	None	None	None	None
Barbara A. Schalla	None	10 ($7.3 bil)	338 ($8.4 bil)	None	None	None
Stephen J. Smitley	None	10 ($7.3 bil)	338 ($8.4 bil)	None	None	None
Vincent S. Russo	None	10 ($7.3 bil)	338 ($8.4 bil)	None	None	None
Conflicts of Interest
As noted in the table above, the Portfolio Managers manage accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of  the Fund and other accounts. The information regarding potential conflicts of interest was provided by the sub-advisor as of January 31, 2026.
The sub-advisor provides investment advisory services to separately managed advisory accounts and private investment companies, which presents conflicts of interest. To mitigate these conflicts of interest the sub-advisor discloses the conflicts and maintain policies and procedures designed to protect the best interests of all of the sub-advisor’s clients, including cross trade policies and procedures, soft dollar policies and procedures, investment opportunity allocation policies and procedures and trade allocation policies and procedures.
The sub-advisor’s portfolio managers are generally responsible for managing other accounts. The sub-advisor typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies (as discussed below), the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the sub-advisor, or one of the sub-advisor’s affiliates that is controlled by the sub-advisor, in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades). Potential material conflicts are discussed in more detail below.
A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, separately managed advisory accounts and private investment companies. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees, as the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
As part of its compliance program, the sub-advisor has adopted policies and procedures reasonably designed to mitigate the potential conflicts of interest described above. In particular, the sub-advisor has adopted policies limiting the ability of portfolio managers to cross securities between the Fund and other accounts and policies designed to ensure the fair allocation of investment opportunities and the fair allocation of securities purchased on an aggregated basis.
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Compensation
The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of the Portfolio Managers as of  January 31, 2026.
The sub-advisor’s professional staff is paid an annual salary with a year-end bonus that may range from 50% to 75% of their annual salary. The bonus amount is determined based on a combination of industry compensation standards, company profitability and value-added performance in specific areas of responsibility. The CIO and CEO also may incorporate a discretionary piece applying variables related to specific product performance, demonstrated teamwork and leadership. Any bonus paid is not tied to overall investment performance.
Ownership of the Fund
The Portfolio Managers’ beneficial ownership of the Fund is defined as the Portfolio Managers having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Managers’ immediate family or by a trust of which the Portfolio Managers are a trustee could be considered ownership by the Portfolio Managers. The table below sets forth the Portfolio Managers’ beneficial ownership of the Fund as of January 31, 2026  as provided by the Fund’s sub-advisor.

Name of Investment Advisor and Portfolio Managers	American Beacon NIS Core Plus Bond Fund
NIS
Mark R. Anderson	$500,001-$1,000,000
Lesly M. Barnes	None
Jason C. Berrie	$100,001-$500,000
Jay T. Dirienzo	None
Michael D. Fohr	None
James S. Kaplan	$100,001-$500,000
Stefan T. Martin	None
Kyle R. Olson	None
Thomas M. Price	None
Vincent S. Russo	$100,001-$500,000
Barbara A. Schalla	$1-$10,000
Stephen J. Smitley	None
PORTFOLIO SECURITIES TRANSACTIONS
In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisor are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine the Fund’s NAV), and other information provided to the Fund, to the Manager and/or to the sub-advisor (or their affiliates), provided, however, that the Manager or the sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub-advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisor are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisor, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub-advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisor, as applicable, to benefit their other accounts under management.
The Manager and the sub-advisor will place their own orders to execute securities transactions that are designed to implement the Fund’s investment objectives and policies. In placing such orders, the sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, the sub-advisor of the Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. The Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund’s cash flows. High portfolio turnover increases the Fund’s transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.
The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal  objectives of the sub-advisor is to seek best execution. In assessing available execution venues, the sub-advisor shall consider all factors it
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deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.
The Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If the sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor the sub-advisor receives any benefits from the commission recapture program. The sub-advisor’s participation in the brokerage commission recapture program is optional. The sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor’s obligation to seek the best execution available.
Soft Dollars
During the fiscal year ended January 31, 2026, the Fund did not direct any transactions to brokers for research services.
Brokerage Commissions
For the three most recent fiscal years ended January 31, no brokerage commissions were paid by the Fund.
Affiliated Broker Commissions
For the three most recent fiscal years ended January 31, no brokerage commissions were paid to affiliated brokers by the Fund.
Commission Recapture
For the fiscal year ended January 31, 2026, the Fund received $0 as a result of participation in the commission recapture program.
Securities Issued by Top 10 Brokers
The following table lists the Fund’s holdings in securities issued by a broker-dealer (or by its parent) that were one of the top ten brokers or dealers, for the fiscal year ended January 31, 2026, through which the Fund executed transactions or sold shares.

Regular Broker-Dealers	American Beacon Fund	Aggregate Value of Securities (000s)
BofA Securities, Inc.	American Beacon NIS Core Plus Bond Fund	$30.2
Charles Schwab & Co., Inc.	American Beacon NIS Core Plus Bond Fund	$35.5
Citigroup Global Markets Inc.	American Beacon NIS Core Plus Bond Fund	$29.9
Goldman Sachs Group Inc.	American Beacon NIS Core Plus Bond Fund	$40.5
J.P. Morgan Securities LLC	American Beacon NIS Core Plus Bond Fund	$40.8
Morgan Stanley & Co. LLC	American Beacon NIS Core Plus Bond Fund	$14.7
Wells Fargo Clearing Services LLC	American Beacon NIS Core Plus Bond Fund	$15.5
ADDITIONAL PURCHASE AND SALE INFORMATION FOR A CLASS SHARES
Sales Charge Reductions and Waivers
As described in the Prospectus, there are various ways to reduce your sales charge when purchasing A Class shares. Additional information about A Class sales charge reductions is provided below.
LOI. The LOI may be revised upward at any time during the 13-month period of the LOI (“LOI Period”), and such a revision will be treated as a new LOI, except that the LOI Period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised LOI. The LOI will be considered completed if the shareholder dies within the 13-month LOI Period. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount invested before the shareholder’s death.
All dividends and  other distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified LOI Period, the purchaser may be required to remit to the transfer agent the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the LOI Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the LOI Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Fund for the balance still outstanding.
Rights of Accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in any class of the American Beacon Funds to determine your sales charge for A Class shares on investments in accounts eligible to be aggregated. If you make a gift of A Class shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your investments in any class of the American Beacon Funds.
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Aggregation. Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

■	individual-type employee benefit plans, such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

■	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

■
trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

■	endowments or foundations established and controlled by you or your immediate family; or

■	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

■	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

■
made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act, excluding the individual-type employee benefit plans described above;

■
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

■
for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the Investment Company Act. Purchases made for nominee or street name accounts (securities held in the name of a broker-dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent Purchases. As described in the Prospectus, you may reduce your A Class sales charge by combining simultaneous purchases in any of the American Beacon Funds.
Other Purchases. Pursuant to a determination of eligibility by the Manager, A Class shares of the Fund may be sold at NAV (without the imposition of a front-end sales charge) to:

1	current or retired trustees, and officers of the American Beacon Funds family, current or retired employees and directors of the Manager and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2	currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their spouses, and children, including children in step and adoptive relationships, sons-in-law and daughters-in-law, if the Eligible Persons or the spouses or children of the Eligible Persons are listed in the account registration with the spouse or parent) of broker-dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses and/or children;

3	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

4	insurance company separate accounts;

5	accounts managed by the Manager, a sub-advisor to the Fund and its affiliated companies;

6	the Manager or a sub-advisor to the Fund and its affiliated companies;

7	an individual or entity with a substantial business relationship with, which may include the officers and employees of the Fund’s Custodian or transfer agent, the Manager or a sub-advisor to the Fund and its affiliated companies, or an individual or entity related or relating to such individual or entity;

8	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

9	directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

10	banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in the fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

11	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

12	Employer-sponsored defined contribution - type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and IRA rollovers involving retirement plan assets invested in a fund in the American Beacon Funds fund family; and

13	Employee benefit and retirement plans for the Manager and its affiliates.

Shares are offered at NAV per share to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this NAV per share privilege, additional investments can be made at NAV per share for the life of the account.
It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest through another broker-dealer in order to take advantage of these waiver categories. The Fund may terminate or amend the terms of these sales charge waivers at any time.
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Moving Between Accounts. Investments in certain account types may be moved to other account types without incurring additional A Class sales charges. These transactions include, for example:

■	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

■
“required minimum distributions” (as described in Section 401(a)(9) of the Internal Revenue Code) from  an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

■	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

It is possible that a broker-dealer may not be able to offer the ability to move between accounts. If this situation occurs, it is possible that the investor would need to invest through another broker-dealer in order to take advantage of this privilege. Please contact your financial intermediary for additional information.
ADDITIONAL INFORMATION REGARDING CONTINGENT DEFERRED SALES CHARGES
As discussed in the Prospectus, the redemption of C Class shares may be subject to a CDSC if you redeem your shares within 12 months of purchase. If you purchased $500,000 or more of A Class shares of the Fund (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or other distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.
The CDSC is waived under the following circumstances:

■
Any partial or complete redemption following death or “disability” (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or the Fund’s transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

■
Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or the Fund’s transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

■
Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments include, but are not limited to, payments resulting from death, “disability,” “retirement,” “separation from service” (each as defined in the Internal Revenue Code), “required minimum distributions” (as described in Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

■	Redemptions that are required minimum distributions from a traditional IRA as required by the Internal Revenue Service.

■	Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

■	Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

■	To return excess contributions made to a retirement plan.

■	To return contributions made due to a mistake of fact.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.
REDEMPTIONS IN KIND
Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
TAX INFORMATION
The tax information in the Prospectus and in this section relates solely to the federal income tax law and assumes that the  Fund will continue to qualify each taxable year as a “regulated investment company” (“RIC”) under the Internal Revenue Code (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Fund and its shareholders and is in addition to the tax information
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provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of the Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
Taxation of the Fund
The Fund intends to continue to qualify each taxable year for treatment as a  RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

■
Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies (together with Qualifying Other Income (as defined below), “Qualifying Income”), or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies (“Qualifying Other Income”) and (2) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Gross Income Requirement”). A QPTP is a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof”) (a “PTP”)) that meets certain qualifying income requirements other than a partnership at least 90% of the gross income of which is Qualifying Income;

■
Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the  Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of  QPTPs being considered voting securities for these purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the  Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs  (“Diversification Requirements”); and

■
Distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses (if any) from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income (“Distribution Requirement”).

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year the Fund does not qualify for that treatment — either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements (“Other Requirements”), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at the regular corporate rate without any deduction for dividends paid to its shareholders, and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, (a) for individual and certain other non-corporate shareholders (each an “individual”), as “qualified dividend income” (as described in the Prospectus) (“QDI”), and/or (b) in the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, as eligible for the dividends-received deduction (“DRD”)) to the extent of  the Fund’s current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on  the Fund’s income and performance. Furthermore,  the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that  the Fund will not qualify as a RIC in any given taxable year.
The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its “capital gain net income” for the one-year period ending on  October 31 of that year, plus certain other amounts.   The  Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.
Taxation of Certain Investments and Strategies
Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Fund may realize in connection therewith. In general, the Fund’s (1) gains from the disposition of foreign currencies and (2) gains from such contracts will be treated as Qualifying Income under the Gross Income Requirement.
Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”)  that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments by foreign investors.   It is impossible to determine the effective rate of the Fund’s foreign tax in advance, since the amount of its assets to be invested in various countries is not known.
Some futures contracts, foreign currency contracts, and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) - except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which  the Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”).
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Any Section 1256 contract the Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.
Positions in options that do not qualify as “section 1256 contracts” under the Code generally are governed by Section 1234 of the Code. Pursuant to Section 1234 of the Code, if the Fund’s position in a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities.
Under Internal Revenue Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that is attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Fund’s section 988 losses exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.
Offsetting positions the Fund enters into or holds in any actively traded option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of the Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to a “mixed straddle” (i.e., a straddle at least one, but not all, positions of which are Section 1256 contracts). When a covered call option written (sold) by the  Fund expires, the  Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the  Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the  Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.
If the Fund has an “appreciated financial position” - generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of the Fund’s taxable income or net realized gains and distributions. If the IRS were to assert successfully that income the Fund derives from those investments does not constitute Qualifying Income, the Fund might cease to qualify as a RIC (with the consequences described above under “Taxation of the Fund”) or might be required to reduce its exposure to such investments.
The Fund may acquire zero coupon or other securities issued with original issue discount (“OID”) (such as STRIPS). As a holder of those securities, the Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income each taxable year securities it receives as “interest” on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash
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income (such as that “interest”), to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Taxation of the Fund’s Shareholders
General - For United States federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15% or 0%, depending on an individual’s tax bracket). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify as qualified dividend income.
Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss.) The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will: (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. Dividends and other distributions the Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on or before December 31 of that year even if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.
If the Fund makes a “return of capital” distribution to its shareholders – i.e., a distribution in excess of its current and accumulated earnings and profits – the excess will (a) reduce each shareholder’s tax basis in its shares (thus reducing any loss or increasing any gain on a shareholder’s subsequent taxable disposition of the shares) and (b) if for any shareholder the excess is greater than that basis, be treated as realized capital gain.
Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals in certain tax brackets).
If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the redemption; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital.
For U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on all or a portion of their “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from the Fund and taxable gains on the disposition of shares of the Fund. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
An investor also should be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.
If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to file an election for that year with the IRS that would enable its shareholders to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.
An individual shareholder of the Fund who, for a taxable year, has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign-source income is “qualified passive income” may elect for that year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisers), in
42

which event the shareholder would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its portion of foreign taxes the Fund paid that is allocable to Fund shares the shareholder has not held for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a U.S. trade or business.
Basis Election and Reporting - A Fund shareholder who wants to use an acceptable method for basis determination with respect to Fund shares other than the average basis method (the Fund’s default method) must elect to do so in writing, which may be electronic. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Fund shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of Fund shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold Fund shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.
Backup Withholding - The  Fund is required to withhold and remit to the U.S. Treasury 24% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual who fails to certify that the taxpayer identification number furnished to  the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the  Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to  the Fund that he or she is not subject to backup withholding or that it is a corporation or other “exempt recipient”. Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against the shareholder’s federal income tax liability or refunded if proper documentation is submitted to the IRS.
Non-U.S. Shareholders - Dividends the Fund pays to a shareholder who is a non-resident alien individual or foreign entity (each a “non-U.S. shareholder”)  — other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund’s shares is “effectively-connected” with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a non-resident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends the Fund might pay, “short-term capital gain dividends” and “interest-related dividends,” to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.
Foreign Account Tax Compliance Act (“FATCA”) - Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the  Fund pays. As discussed more fully below, the  FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners. Proposed regulations (having current effect) have been issued to eliminate certain FATCA withholding taxes, including the withholding tax on investment sale proceeds that was scheduled to begin in 2019, and to defer the effective date of other taxes.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
An NFFE that is the beneficial owner of a payment from the  Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the  Fund or other applicable withholding agent, which may, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the  Fund will need to provide it with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules
43

to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the  Fund.
Tax Shelter Reporting Regulations - Under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more in any single tax year or, for a corporate shareholder, $10 million or more in any single tax year, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulation in light of their individual circumstances.
Other Taxes - Statutory rules and regulations regarding state and local taxation of ordinary income dividends, QDI dividends  and net capital and foreign currency gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s  situation.
Investors should consult their own tax advisors with respect to the tax consequences to them of an investment in the Fund based on their particular circumstances. The Fund does not expect to receive a ruling from any tax authority or an opinion of tax counsel with respect to its treatment of any tax positions. Tax consequences of transactions are not the primary consideration of the Fund in implementing its investment strategy.
DESCRIPTION OF THE TRUST
The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.
The Trust was originally created to manage money for large institutional investors. The following individuals (and members of that individual’s “immediate family”), are eligible to purchase shares of the Y Class with an initial investment of less than $100,000: (i) employees of the Manager, or its parent company RIM, (ii) employees of the sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Board, and (iv)  members of the Manager’s Board of Directors. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included.
The Y Class was created to manage money for large institutional investors, including pension and 401(k) plans. The A Class and C Class were created for investors investing in the American Beacon Funds through their broker-dealers or other financial intermediaries. The R6 Class was created to provide third party intermediaries an investment option for the large 401(k) plans that does not charge 12b-1 or sub-transfer agency fees.
FINANCIAL STATEMENTS
The Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audits and reports on the Fund’s annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm.
The audited financial statements are incorporated by reference to  Item 7 of the Fund’s Form N-CSR for the fiscal year ended  January 31, 2026.
44

APPENDIX A
Ratings Definitions
Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.
Ratings of Long-Term Obligations and Preferred Stocks — The Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.
Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.
The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and, as such, may possess certain speculative characteristics.
Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative, of poor standing and subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
The four highest S&P Global ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
S&P Global ratings of BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring. An SD (selective default) rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit
A-1

quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met. Obligations rated B are deemed to be highly speculative. B ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, the capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC ratings indicate that substantial credit risk is present. CC ratings indicate very high levels of credit risk. C indicates exceptionally high levels of credit risk Obligations rated C indicate a default or default-like process had begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Ratings in the categories of ‘CCC’, ‘CC’, and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only. Conditions that are indicative of a C category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the formal announcement by the issuer or their agent of a distressed debt exchange; or (c) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. Obligations rated RD indicate an issuer that, in Fitch Ratings’ opinion, has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; or (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.  Obligations rated D indicate an issuer that, in Fitch Ratings’ opinion, has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.
Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2, and MIG/VMIG 3. For the MIG scale, the MIG 1 designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG 2 designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG 3 designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection. For the VMIG scale, the VMIG 1 designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections. The VMIG 2 designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections. The VMIG 3 designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections. An SG designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
S&P Global uses SP-1, SP-2, SP-3, and D to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest. A rating of D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 (Prime-1) is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term obligations. The rating P-2 (Prime-2) denotes an issuer (or supporting institution) that has a strong ability to repay short-term obligations. The rating P-3 (Prime-3) denotes an issuer (or supporting institution) that has an acceptable ability to repay short-term obligations. The rating NP (Not Prime) denotes an issuer (or supporting institution) that does not fall within any of the Prime rating categories.
S&P Global short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that typically means obligations with an original maturity of no more than 365 days. A short-term obligation rated A-1 is rated in the highest category by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments;
A-2

however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring. An SD rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.
Fitch Rating’s Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. A rating of F1 denotes an obligation of the highest short-term credit quality. It indicates the strongest intrinsic capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good short-term credit quality. It indicates a good intrinsic capacity for timely payment of financial commitments. A rating of F3 denotes fair short-term credit quality. It indicates that the intrinsic capacity for timely payment of financial commitments is adequate. A rating of B denotes an obligation that is of speculative short-term credit quality, indicating minimal capacity for timely payment of financial commitments as well as heightened vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high short-term default risk, and indicates that default is a real possibility. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD is typically applicable to entity ratings only. A rating of D indicates a broad-based default event for an entity, or the default of a short-term obligation.
A-3

APPENDIX B
GLOSSARY

Advisers Act	Investment Advisers Act of 1940, as amended.
American Beacon or the Manager	American Beacon Advisors, Inc.
Beacon Funds	American Beacon Funds
Board	Board of Trustees
Brexit	The United Kingdom’s departure from the European Union
CCO	Chief Compliance Officer
CD	Certificate of Deposit
CDSC	Contingent Deferred Sales Charge
CMO	Collateralized Mortgage Obligation
CLN	Credit-Linked Note
Denial of Services	A cybersecurity incident that results in shareholders or service providers being unable to access electronic systems.
Dividends	The Fund’s distribution of most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income.
DRD	Dividends-Received Deduction
EMU	Economic and Monetary Union
ETF	Exchange-Traded Fund
EU	European Union
Fannie Mae	Federal National Mortgage Association
FHFA	Federal Housing Finance Agency
FHLMC	Federal Home Loan Mortgage Corporation
FINRA	Financial Industry Regulatory Authority, Inc.
FNMA	Federal National Mortgage Association
Forwards	Forward Currency Contracts
Freddie Mac	Federal Home Loan Mortgage Corporation
Ginnie Mae	Government National Mortgage Association
GNMA	Government National Mortgage Association
Holdings Policy	Policies and Procedures for Disclosure of Portfolio Holdings
IDS	Income Deposit Securities
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Junk Bonds	High-yield, non-investment grade bonds
LIBOR	ICE LIBOR
Manager	American Beacon Advisors, Inc.
MLP	Master Limited Partnership
Moody’s	Moody’s Investors Service, Inc.
NAV	Net Asset Value
NIS	National Investment Services of America, LLC
NYSE	New York Stock Exchange
OID	Original Issue Discount
OTC	Over-the-Counter
Proxy Voting Policy	Proxy Voting Policy and Procedures
B-1

QDI	Qualified Dividend Income
REIT	Real Estate Investment Trust
REMICs	Real Estate Mortgage Investment Conduits
RIC	Regulated Investment Company, as defined in the Internal Revenue Code
S&P Global	S&P Global Ratings
SAI	Statement of Additional Information
SEC	U.S. Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
SOFR	Secured Overnight Financing Rate
State Street	State Street Bank and Trust Co.
STRIPS	Separately traded registered interest and principal securities
Trust	An open-end management investment company
Trustee Retirement Plan	Trustee Retirement and Trustee Emeritus and Retirement Plan
UK	United Kingdom
B-2

American Beacon

PROSPECTUS
June 1, 2026

Share Class
	A	C	Y	R5	Investor
American Beacon Developing World Income Fund	AGUAX	AGECX	AGEYX	AGEIX	AGEPX
This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon Developing World Income FundSM
Investment Objectives
The Fund’s investment objectives are to seek income with capital appreciation as a secondary objective.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page  30 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page  46  of the Statement of Additional Information (“SAI”). With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund’s Prospectus entitled “Intermediary Sales Charge Discounts, Waivers and Other Information.”
Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R5	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	1.00%[1]	1.00%	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R5	Investor
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	0.24%	0.22%	0.23%	0.20%	0.46%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[2]	1.36%	2.09%	1.10%	1.07%	1.33%
1	Currently, the Fund does not assess a front-end sales load on purchases of A Class shares of $500,000 or more. However, the Fund assesses a contingent deferred sales charge (“CDSC”) of 1.00% on certain purchases of $500,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
2	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. C Class shares automatically convert to A Class shares 8 years after purchase, if the conversion is available through your financial intermediary. This Example reflects your costs as though C Class shares were held for the full 10-year period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$607	$885	$1,184	$2,032
C	$312	$655	$1,124	$2,421
Y	$112	$350	$606	$1,340
R5	$109	$340	$590	$1,306
Investor	$135	$421	$729	$1,601
Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$212	$655	$1,124	$2,421
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments that are economically tied to developing countries.
Developing countries include all countries in the world except the countries that are classified by  MSCI Inc. as “developed markets.”   Developing countries typically have lower incomes, less integrated financial markets, smaller economies, and less mature political systems compared to developed countries. Developing countries are commonly located in Africa, the Asia-Pacific region, Central or Eastern Europe, the Middle East, Central America or the Caribbean, and South America.
Prospectus – Fund Summary1

The Fund’s investments in developing countries will generally include countries that are commonly referred to as “frontier market” countries, which are among the least developed countries. To a lesser extent, the Fund’s investments in developing countries may include countries that are commonly referred to as “emerging market” countries, which are relatively more developed than frontier market countries. Countries considered to be developing change from time to time, and the Fund’s sub-advisors may reasonably determine any country to be a developing country, other than countries that are classified by MSCI Inc. as “developed markets.”
An investment is generally regarded as being economically tied to a developing country if:

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the issuer is a government agency or is guaranteed by a sovereign government agency, including a regional or municipal government within the country, or quasi-governmental agency of a developing country;

■	the issuer is organized under the laws of, or maintains its principal place of business in, a developing country;

■	the issuer derives at least 50% of its revenues from, or has at least 50% of its assets in, a developing country;

■	it is a currency of a developing country;

■	it is principally traded in a developing country;

■	the value of the investment is linked to one of the above categories; or

■	it is a derivative instrument whose value is linked to one of the above categories.

Investments economically tied to developing countries may include debentures, currencies, and derivative investments. The Fund’s investments are expected to include primarily sovereign and quasi-sovereign debt instruments, such as obligations issued or guaranteed by foreign (non-U.S.) governments, their agencies or instrumentalities and political subdivisions, which may include zero coupon securities, and investments that provide exposure to sovereign and quasi-sovereign debt instruments. The Fund also may invest in callable securities, municipal securities, including but not limited to general obligation bonds, inflation index-linked securities, illiquid securities, restricted securities, and variable and floating-rate securities. The Fund may also invest in debt instruments issued by corporations that are economically tied to developing countries and in obligations of supranational entities. Investments may be denominated in foreign (non-U.S.) currencies.
In making investment decisions for the Fund, one of the Fund’s sub-advisors, Global Evolution USA, LLC (“Global Evolution”), employs a top-down investment process that focuses on macroeconomic and political risk, as well as country risk. Another sub-advisor to the Fund, abrdn Investments Limited (“aIL”), employs a bottom-up investment process that applies fundamental research to countries and companies in selecting investments. The third sub-advisor to the Fund, Ninety One North America, Inc. (“Ninety One NA”), employs a combination of top-down and bottom-up investment processes that incorporate macroeconomic and fundamental considerations. The Fund may, at times, invest significantly in issuers located in or economically tied to African countries. However, as the country and geographic allocation of the Fund’s portfolio changes over time, the Fund’s exposure to African countries may be lower at a future date, and the Fund’s exposure to other countries and geographic regions may be higher.
Each sub-advisor’s investment processes generally incorporate the sub-advisor’s environmental, social and/or governance (“ESG” and separately, “E,” “S,” and “G”) analysis as a consideration in the assessment of potential portfolio investments. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by a sub-advisor. However, as described below, in certain cases, ESG information may result in an investment being excluded from consideration for the Fund’s portfolio.

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Global Evolution takes  ESG factors into consideration, along with macro-economic, financial, political, and other credit-related factors in its assessment of the creditworthiness of sovereign debt investments. In its evaluation, Global Evolution seeks to identify countries with improving or deteriorating ESG factors which include, among others, human capital accumulation, corruption, risk of natural disasters, human rights, and management of natural resources. ESG considerations may contribute to Global Evolution’s decision to exclude certain countries from its portion of the Fund’s investment universe.

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aIL considers and assesses how ESG issues are managed and mitigated, and may avoid investing in countries where ESG factors may erode the willingness and ability of the issuer to service its debt. ESG factors considered by aIL may include, among others, environmental factors, such as greenhouse gas emissions and air quality and an issuer’s energy management; social factors, such as human rights, community relations and customer welfare, privacy and data management; and governance factors, such as financial transparency and complexity of group structure/ownership. aIL also considers political factors (referred to as “P”), such as political corruption perception, political stability, state fragility and press freedom, as such factors relate to sovereign debt issuers.

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Ninety One NA integrates ESG considerations into its investment process through a proprietary, forward-looking ESG trend score, which forms part of the sovereign scorecard framework. This approach uses a nine-factor qualitative assessment, informed by regional specialists and supported by third-party data, policy analysis and engagement with policymakers. The framework is designed to assess the direction of ESG trends and their implications for long-term economic resilience and creditworthiness. The ESG trend score is incorporated into sovereign, foreign currency exchange and rates scorecards and is complemented by a political risk score, which captures shorter-term governance dynamics. Together, these inputs ensure that ESG considerations are systematically reflected in country rankings, portfolio construction and investment decisions.

The ESG and P factors listed above are not comprehensive; not all of the factors will be material for all investments. A sub-advisor may invest in countries that are deemed to have poor ESG and/or P factors but have favorable non-ESG and/or P factors. A sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing an ESG and P analysis and considering the related risks.
The Fund’s investments in derivatives may include structured products (including credit-linked and structured notes which may be issued by special purpose vehicles), options (including non-deliverable options (“NDOs”), and options on non-U.S. currency futures), warrants (including sovereign warrants), futures contracts (including interest rate, currency and Treasury futures contracts), forward contracts (including non-deliverable forwards (“NDFs”)), swaps, contracts for difference (“CFDs”) and similar instruments. The types of swaps that the Fund may enter into include credit default swaps, currency swaps, interest rate swaps, total return swaps, and similar instruments. The Fund uses derivative instruments to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. Derivative instruments allow the Fund to obtain economic exposure to developing countries without directly holding their securities. For example, derivatives may be used where regulatory or other restrictions make it difficult or undesirable for the Fund to invest directly in developing countries. Subject to applicable regulatory restrictions, there is no limit on the amount of the Fund’s exposure to a single counterparty.
The Fund also may have significant exposure to foreign currencies for investment or hedging purposes by purchasing or selling foreign currency forward contracts (including NDFs), non-U.S. currency futures contracts, options on non-U.S. currencies, and currency swaps. The Fund may also make direct investments in non-U.S. currencies, including on a spot (cash) basis at the rate prevailing in the currency exchange market, and in securities denominated in non-U.S. currencies. Investments in currencies and currency derivatives are established to add value or reduce risk.
2Prospectus – Fund Summary

The Fund does not have specific requirements for investment yield, duration, maturity, market capitalization, or credit quality rating, and may invest without limitation in securities, and trade with counterparties, which are rated below investment grade (commonly known as “high-yield” securities or “junk bonds”). Such instruments or counterparties are rated BB or lower by S&P Global Ratings or Fitch, Inc. and/or Ba or lower by Moody’s Investors Service, Inc., or the unrated equivalent. The Fund may achieve capital appreciation when a stronger macro-economic and political situation for developing countries leads to lower yields, lower credit spreads and potentially stronger currencies.
To reduce market exposure or in anticipation of liquidity needs, the Fund may invest cash balances in other investment companies, including a government money market fund advised by the Manager, with respect to which the Manager receives a management fee.
Principal Risks
There is no assurance that the Fund will achieve its investment objectives and you could lose part or all of your investment in the Fund. The Fund is designed primarily for investors seeking income and, to a lesser degree, capital appreciation from a fund that typically invests in fixed-income, currency, and derivative instruments economically tied to developing markets, including frontier markets and emerging markets. Those investors should be willing to assume the counterparty, credit, currency, derivative, investment, market, sovereign debt, and other risks associated with investing in developing markets. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Allocation Risk
The allocations among strategies, asset classes and market exposures may be less than optimal and may adversely affect the Fund’s performance. There can be no assurance, particularly during periods of market disruption and stress, that judgments about allocations will be correct. The Fund’s allocations may be invested in strategies, asset classes and market exposures during a period when such strategies, asset classes and market exposures underperform.
Callable Securities Risk
The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates.
Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or a derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.
Credit Risk
The Fund is subject to the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail, or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations or default completely. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Currency Risk
The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the  U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments.
Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers and third-party fund distribution platforms, including the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.
Debentures Risk
Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer. The Fund may invest in both corporate and government debentures.
Derivatives Risk
Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. The use of derivatives may also increase any adverse effects resulting from the underperformance of strategies, asset classes and market exposures to which the Fund has allocated its assets. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Certain derivatives may be difficult to value, and valuation may be more difficult in times of market turmoil. Derivatives may also be more volatile than other types of investments. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk  and credit risk. As a result, the Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed.  Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Derivatives transactions requiring the Fund to post collateral may expose the Fund to greater losses in the event of a default by a counterparty.  There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. The Fund may buy or sell derivatives not traded on an exchange, which may be subject to heightened  counterparty, liquidity and valuation risks.
Prospectus – Fund Summary3

Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Ongoing changes to the regulation of derivatives and changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.  In addition, the Fund’s investments in derivatives are subject to the following risks:

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Contracts for Difference Risk. A contract for difference (“CFD”) is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. If the difference is negative, then the buyer instead pays the seller. By entering into a CFD transaction, the Fund could incur losses because it would face many of the same types of risks as owning the underlying security directly. As over-the-counter derivative instruments, CFDs are subject to counterparty risk. Because CFDs are not traded on an exchange and may not have an expiration date, CFDs may be illiquid.

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Credit-Linked Notes Risk. Credit-Linked Notes (“CLNs”) are debt obligations that are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. They may be highly volatile and are subject to the credit risk of both the issuer of the CLN and the issuer of the reference assets. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money. They also are subject to currency risk, liquidity risk, valuation risk, counterparty risk, the other risks of a credit default swap, and potential conflicts of interest with the CLN issuer or sponsor.

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Foreign Currency Forward Contracts Risk. Foreign currency forward contracts, including non-deliverable forwards (“NDFs”), are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of foreign currency at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract and include the risks associated with fluctuations in currency. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. The use of foreign currency forward contracts may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed.

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Forward Contracts Risk. Forward contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. Not all forward contracts, including  NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Forward contracts involving currency include the risks associated with fluctuations in currency. The use of forward contracts may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities or currencies underlying the forward contract.  There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed.

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Futures Contracts Risk. Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks, such as liquidity risk and counterparty risk, that it would not be subject to if it invested directly in the securities underlying those derivatives. There can be no assurance that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold, and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). The Fund may invest in the following types of futures contracts:

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Foreign Currency Futures Contracts  Risk. Foreign currency futures contracts expose the Fund to risks associated with fluctuations in the value of foreign currencies. Foreign currency futures contracts are similar to foreign currency forward contracts, except that they are traded on exchanges (and may have margin requirements) and are standardized as to contract size and delivery date. The Fund may use foreign currency futures contracts for the same purposes as foreign currency forward contracts, subject to Commodity Futures Trading Commission (“CFTC”) regulations.

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Interest Rate Futures Contracts Risk. Interest rate futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract.

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Treasury Futures Contracts Risk. Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates and to potential losses if interest rates do not move as expected.

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Options Risk. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the asset underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months).  The Fund may use non-deliverable options (“NDOs”) in particular situations when physical delivery of the underlying asset is not required or not possible. There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the assets underlying them, and there may at times not be a liquid secondary market for options. If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid. In order for a call option to be profitable, the market price of the underlying asset must rise sufficiently above the call option exercise price to cover the premium and any transaction costs. These costs will reduce any profit that might otherwise have been realized had the Fund bought the underlying asset instead of the call option. In order for a put option to be profitable, the market price of the underlying asset must decline sufficiently below the put option’s exercise price to cover the premium and any transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from having shorted the declining underlying asset by the premium paid for the put option and by transaction costs.   Options on currencies expose the Fund to the risks associated with investments in currencies.

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Structured Notes Risk. Structured notes are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators (“reference instruments”). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The movement of such factors may cause significant price fluctuations. A structured note may be positively or negatively indexed. Structured notes are subject to interest rate risk, market risk, liquidity risk and counterparty risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. Structured notes may have a limited trading market, making it difficult to value them or sell them at an acceptable price.

4Prospectus – Fund Summary

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Swap Agreements Risk. Swap agreements or “swaps” are transactions in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates or the performance of specified securities, indices or other assets based on a specified amount (the “notional” amount). Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leverage risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Swaps may be subject to liquidity risk and counterparty risk, and swaps that are traded over-the-counter are not subject to standardized clearing requirements and may involve greater liquidity and counterparty risks.   The Fund may invest in the following types of swaps:

•	Credit Default Swaps Risk. Credit default swaps may also be subject to credit risk and the risks associated with the purchase and sale of credit protection.

•	Currency Swaps Risk. Currency swaps may also be subject to currency risk.

•	Interest Rate Swaps Risk. Interest rate swaps may also be subject to interest rate and market risks.

•	Total Return Swaps Risk. Total return swaps may also be subject to market risk and, if the underlying securities are bonds or other debt obligations, interest rate risk.

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Warrants Risk, including Sovereign Warrants. Warrants are derivative securities that give the holder the right to purchase a specified amount of securities at a specified price. Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund may invest in warrants that represent the right to receive payments if an identified revenue, commodity price or economic measure within a developing market country, such as the price or volume of domestically produced oil or the growth of the country’s gross domestic product, equals or exceeds a specified level. Such warrants may result from the restructuring of a sovereign debt obligation and may be more speculative than certain other types of sovereign investments. The market for warrants may be very limited and there may at times not be a liquid secondary market for warrants.

Developing Markets Risk
When investing in developing markets, the risks of investing in foreign securities are heightened. Developing markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political or economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; the imposition of economic sanctions or other government restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for developing market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities settlement procedures; greater sensitivity to interest rate changes; currency exchange rate volatility and currency inflation or deflation; and significant limitations on investor rights and recourse. The governments of developing market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in developing markets than would be available about issuers in developed markets, and such issuers may not be subject to accounting, auditing, financial reporting and recordkeeping standards and requirements comparable to those to which U.S. companies are subject. Developing markets may possess less developed regulatory or legal structures governing private and foreign investment, and also may be more vulnerable to market manipulation, corruption and fraud. These matters have the potential to impact the Fund’s investment objectives and performance.
The risks of investing in developing market countries are magnified in frontier market countries, which generally have smaller economies and less developed capital markets and legal, regulatory and political systems than other developing market countries. The magnification of risks is generally the result of: (1) the potential for extreme price volatility and illiquidity in frontier markets; (2) government ownership or control of parts of the private sector or other protectionist measures; (3) large currency fluctuations; (4) fewer companies and investment opportunities; or (5) inadequate investor protections and regulatory enforcement. Investments that the Fund holds may be exposed to these risks, which could have a negative impact on their value.
Environmental, Social, and/or Governance Investing Risk
The use of environmental, social, and/or governance (“ESG”) considerations by  a sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may choose not to, or may not be able to, take advantage of certain investment opportunities due to these considerations, which may adversely affect investment performance. The Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although a  sub-advisor has established its own process to oversee ESG integration in accordance with the Fund’s strategies, successful integration of ESG factors will depend on a  sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. A sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to the integration of ESG factors.
Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks may include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards, (5) greater volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays or failures in transaction payment and settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes and sanctions. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Geographic Concentration Risk
From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, market, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance. Investing in such a manner could cause the Fund’s performance to be more volatile than the performance of more geographically diverse funds. A decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

■
African Investment Risk. African countries involve heightened risks of political instability, civil war, armed conflict and warfare, social instability as a result of religious, ethnic and/or socio-economic unrest, authoritarian and/or military involvement in governmental decision-making, corruption, expropriation and/or

Prospectus – Fund Summary5

nationalization of assets, confiscatory taxation, inflation in local economies and other risks. The capital markets in many African countries do not include the same safeguards as developed countries, and there may be less financial and other information publicly available to investors. The governments of certain countries may restrict or control foreign investment, limit repatriation of investment proceeds, or levy taxes on foreign investments, which may impact the Fund’s returns. Many African countries are heavily dependent on international trade and may be subject to trade barriers, embargoes, exchange controls, currency valuation adjustments and other protectionist measures. Since a primary source of revenue for these countries is the export of commodities, they are more vulnerable to changes in commodity prices, interest rates, or factors affecting a particular commodity. Africa has historically been prone to natural disasters, such as droughts, and is economically sensitive to environmental events. In addition, disease epidemics are more likely to affect certain African countries. Political and social unrest, including warfare and terrorist activities in African countries, may negatively affect the value of an investment in the Fund. The markets of African countries should be considered extremely volatile even when compared with those of other developing market countries.

Hedging Risk
If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments.
High-Yield Securities Risk
Exposure to high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. High-yield securities may experience greater price volatility and less liquidity than investment grade securities. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.
Inflation Index-Linked Securities Risk
Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation index-linked security provides principal payments and interest payments that vary as the principal and/or interest are adjusted over time to reflect a rise or a drop in the reference inflation-related index. For inflation index-linked debt securities for which repayment of the original principal upon maturity (as adjusted for inflation) is not guaranteed, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation index-linked securities is expected to change in response to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. There can be no assurance that an inflation index that is used will accurately measure the real rate of inflation. The price of an inflation index-linked security generally falls when real interest rates rise and rises when real interest rates fall. Interest payments on such securities are unpredictable and will fluctuate as the principal and interest are adjusted to reflect movements in the inflation-related index. In periods of deflation, the Fund may have no income at all from such investments. The principal value of an investment in the Fund is not protected or otherwise guaranteed by the value of the Fund’s investments in inflation index-linked securities.
Interest Rate Risk
Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction as movements in interest rates. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline. Interest rate increases, including significant or rapid increases, may result in a decline in the value of bonds or derivatives held by the Fund, make issuers less willing or able to make principal and interest payments on fixed-income investments when due, lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments, any of which may result in substantial losses to the Fund. When interest rates decline, issuers may prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income. Interest rate changes may have a more pronounced effect on the market value of fixed-rate instruments than on floating-rate instruments. The value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The prices of fixed-income securities or derivatives are also affected by their  durations. Fixed-income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates than those with shorter durations. Rising interest rates may cause the value of the Fund’s investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Fund. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Fluctuations in interest rates may also affect the liquidity of fixed-income securities and instruments held by the Fund.
Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.
Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Leverage Risk
The Fund’s use of derivative instruments may have the economic effect of financial leverage. Financial leverage magnifies the Fund’s exposure to the movements in prices of an asset or class of assets underlying a derivative instrument and may result in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s net asset value (“NAV”) per share to be volatile. There can be no assurance that the Fund’s use of leverage will be successful.
Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments
6Prospectus – Fund Summary

at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund.   For example, liquidity risk may be magnified in rising interest rate environments in the event of higher than normal redemption rates.   Unexpected redemptions may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.  Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.
Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when certain securities prices have generally increased over time, there have been periods of price decreases during those times, resulting in losses for investors, which are likely to occur again in the future.
Geopolitical and other events, including war, terrorism, trade disputes, pandemics, public health crises, natural disasters, and  cybersecurity incidents, have led, and in the future may continue to lead, to general instability in world economies and markets and reduced liquidity in securities, which may negatively affect the value of your investment.
Policies established by the  U.S. government and/or Federal Reserve and economic and political circumstances within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in government leadership, a government’s inability to agree on a budget, high public debt, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may negatively affect investor and consumer confidence and may negatively impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Markets and market participants are increasingly reliant upon public and proprietary data and systems. Data or technology malfunctions and inaccuracies may disrupt markets and lead to negative consequences for market participants like the Fund.

■
Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, during periods of significant volatility, the risks discussed herein associated with an investment in the Fund may be increased. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the  U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. The economies of all nations, including the U.S., are subject to the risks of slowing global economic growth, protectionist trade policies, inflationary pressures, limits imposed by international trade and security agreements, political or economic dysfunction, poor consumer sentiment, and reduced demand for goods due to fluctuating commodity prices and currency values, and these risks may create significant market volatility in ways that cannot be foreseen at the present time. These economic risks could have a negative impact on the Fund’s investments.
The U.S. Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors could stop or reverse such changes. It is difficult to accurately predict the various economic and political factors that influence the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Changes in interest rates could lead to an economic slowdown in the U.S. and abroad, significant market volatility and reduced liquidity in certain sectors of the market.
Tensions, war, or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or in eastern Asia could affect the economies of many nations, including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and related sanctions and the repercussions of such events cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors, and the performance of the Fund and its investments or operations could be negatively impacted.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur relatively rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact issuer and market performance. As a consequence, the Fund’s holdings and its overall performance could be negatively impacted.
Global climate change may affect property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences that may not be foreseen, may negatively impact certain issuers, industries and regions.

Market Timing Risk
The Fund is subject to the risk of market timing activities by investors due to the nature of the Fund’s investments, which requires the Fund, in certain instances, to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value (“NAV”) of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies.
Multiple Sub-Advisor Risk
The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in selecting and overseeing the sub-advisors and allocating the Fund’s assets to sub-advisors. The sub-advisors’ investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each sub-advisor makes its trading decisions independently, the sub-advisors may purchase or sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses.
Municipal Securities Risk
Municipal securities could be affected by adverse political and legislative changes. The ability of a municipal issuer to make payments can be affected by uncertainties in the municipal securities market, including: litigation; the strength of the local or national economy; the issuer’s ability to raise revenues through tax or other means; budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding; a legislature’s willingness or ability to appropriate funds needed to pay municipal securities obligations; the bankruptcy of the issuer; adverse political and legislative changes, including to eliminate or limit the tax-exempt status of municipal bond interest or dividends; and other changes in the financial condition of a municipality. At times, municipal issuers have defaulted on obligations or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse in the future. Reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. In addition, the Fund’s investments in municipal securities are subject to the following risks:
Prospectus – Fund Summary7

■
General Obligation Bonds Risk. A general obligation bond is secured by the full faith, credit and taxing power of the issuing municipality, not revenues from a specific project or source. Consequently, timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. A municipality in which the Fund invests may experience significant financial difficulties, including bankruptcy or default, which may negatively impact the Fund.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.

Redemption Risk
The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Heavy redemptions could hurt the Fund’s performance. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund. In addition, redemption risk is heightened during periods of declining or illiquid markets. A rise in interest rates or other market developments may cause investors to move out of fixed-income securities on a large scale. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs.
Restricted Securities Risk
Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when a sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Secured, Partially Secured and Unsecured Obligation Risk
Debt obligations may be secured, partially secured or unsecured. Interests in secured and partially-secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured or partially-secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to a borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid.
Securities Selection Risk
Securities selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to its performance index(es), or other funds with similar investment objectives or strategies.
Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation. Segregated assets generally cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value. The need to segregate cash or other liquid securities could limit the Fund’s ability to pursue other opportunities as they arise.
Sovereign and Quasi-Sovereign Debt Risk
The Fund normally will have significant investments in sovereign and quasi-sovereign debt securities. Sovereign or quasi-sovereign debt securities are subject to risk of payment delays or defaults due to, among other things: (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in developing markets. A governmental entity that defaults on an obligation may request additional time in which to repay loans, may request further loans, or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for developing markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain developing market countries have declared moratoria on the payment of principal and interest on external debt. Certain developing market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.
Supranational Risk
Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Political changes in principal donor nations may also unexpectedly disrupt the finances of supranational entities. Obligations of a supranational entity that are denominated in non-U.S. currencies will also be subject to the risks associated with investments in non-U.S. currencies.
Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization,  a sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Unrated securities are subject to the risk that a sub-advisor may not
8Prospectus – Fund Summary

accurately evaluate the security’s comparative credit rating. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.
Valuation Risk
Certain of the Fund’s assets may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, or securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Variable and Floating Rate Securities Risk
The coupons on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. A variable rate security has a coupon that is adjusted at pre-designated periods in response to changes in the market rate of interest on which the coupon is based. The coupon on a floating rate security is generally based on an interest rate, such as a money-market index, Secured Overnight Financing Rate (“SOFR”), or a Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, the coupons on variable and floating-rate securities typically decrease. Alternatively, during periods of rising short-term interest rates, the coupons on variable and floating-rate securities typically increase. Changes in the coupons of variable and floating-rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating-rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Certain types of variable and floating rate instruments may be subject to greater liquidity risk than other debt securities.
Zero Coupon Securities Risk
Zero coupon securities are debt securities that do not make periodic interest payments prior to maturity or a specified redemption date (or cash payment date). Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable  maturities that make current distribution of interest in cash. While interest payments are not made on such securities, the Fund accrues income with respect to these securities for federal income tax and accounting purposes. Longer term zero-coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.
Fund Performance
The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based securities market index, as well as an additional market index with characteristics that are similar to those of the Fund, for the periods indicated.
Prior to January 4, 2023, the Fund’s name was the American Beacon Frontier Markets Income Fund. Prior to June 15, 2018, the Fund was known as American Beacon Global Evolution Frontier Markets Income Fund and Global Evolution USA, LLC served as the Fund’s sole sub-advisor. On October 1, 2018, abrdn Investments Limited began managing a portion of the assets of the Fund. Ninety One North America, Inc. (“Ninety One NA”) was appointed as a sub-advisor in November 2025 and began managing a portion of the Fund on February 2, 2026. Accordingly, the bar chart and table below do not reflect the management by Ninety One NA of a portion of the Fund.
C Class shares automatically convert to A Class shares 8 years after purchase, if the conversion is available through your financial intermediary. In the table below, the performance for C Class shares reflects the performance as though C Class shares were held for the full 10-year period.
You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 11.19% 2nd Quarter 2020 01/01/2016 through 12/31/2025 Lowest Quarterly Return: -14.43% 1st Quarter 2020 01/01/2016 through 12/31/2025
The calendar year-to-date total return as of March 31, 2026 was 1.69%.
Average annual total returns for periods ended December 31, 2025

	Inception Date	1 Year	5 Years	10 Years
Investor Class	02/25/2014
Returns Before Taxes		18.76%	7.88%	7.53%
Returns After Taxes on Distributions		13.93%	3.91%	4.16%
Returns After Taxes on Distributions and Sales of Fund Shares		10.86%	4.17%	4.26%

	Inception Date	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	02/25/2014	13.09%	6.85%	6.97%
C	02/25/2014	16.82%	7.09%	6.75%
Y	02/25/2014	19.16%	8.17%	7.80%
R5	02/25/2014	19.19%	8.22%	7.89%
Prospectus – Fund Summary9

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses or taxes)
Bloomberg Global-Aggregate Total Return Index Value Hedged USD	4.86%	0.34%	2.39%
JPMorgan® EMBI (“JPM EMBI”) Global Diversified Index	14.30%	1.78%	4.40%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares of the Fund; after-tax returns for other share classes will vary.
Management
The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.
Sub-Advisors
The Fund’s investment sub-advisors are abrdn Investments Limited, Global Evolution USA, LLC, and Ninety One North America, Inc.
Portfolio Managers

American Beacon Advisors, Inc.	Paul B. Cavazos Senior Vice President & Chief Investment Officer Since 2019 Colin J. Hamer Senior Portfolio Manager Since 2019	Patrick Sporl Senior Portfolio Manager Since 2019
abrdn Investments Limited	Kevin Daly Investment Director, Emerging Markets Debt Since 2018 Anthony Simond Investment Director Since 2025	Edwin Gutierrez Head of Emerging Market Sovereign Debt Since 2018 Siddharth Dahiya Head of Emerging Market Corporate Debt Since 2018
Global Evolution USA, LLC
Morten Bugge[1]
Chief Investment Officer
Since Fund Inception (2014)
Lars Peter Nielsen[1]
Senior Portfolio Manager
Since Fund Inception (2014)
Kristian Wigh[1]
Senior Portfolio Manager
Since 2015
Anne Margrethe Tingleff[1]
Senior Portfolio Manager
Since 2024
Christian Mejrup[1] Deputy Chief Investment Officer Since Fund Inception (2014) Sofus Asboe[1] Senior Portfolio Manager Since 2017 Stephen Bailey-Smith[1] Senior Economist and Portfolio Manager Since 2024
Ninety One North America, Inc.	Antoon de Klerk Co-Head of Emerging Market Sovereign & FX Portfolio Manager[2] Since November 2025	Thys Louw Portfolio Manager[3] Since November 2025
1	The positions shown for each of the portfolio managers are held with Global Evolution Asset Management A/S, an affiliated company of Global Evolution USA, LLC.
2	The position shown for the indicated portfolio manager is held with Ninety One SA (Pty) Ltd., a participating affiliate of Ninety One North America, Inc.
3	The position shown for the indicated portfolio manager is held with Ninety One UK Ltd., a participating affiliate of Ninety One North America, Inc.
Purchase and Sale of Fund Shares
You may buy or sell shares of the Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares.” Direct mutual fund account shareholders may buy subsequent shares or sell shares in various ways:
10Prospectus – Fund Summary

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 801 Pennsylvania Ave, Suite 219643 Kansas City, MO 64105-1307

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
R5	$250,000	$50	None
Tax Information
Dividends, capital gains distributions, and other distributions, if any,  that you receive as a result of your investment in the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is  tax-deferred,  such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.
Additional Information About the Fund
To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment policies, its principal strategies, principal risks, and performance indices. However, this Prospectus does not describe all of  the Fund’s investment practices. Capitalized terms that are not otherwise defined are defined in Appendix B. For additional information, please see the Fund’s SAI, which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.
Additional Information About Investment Policies and Strategies
Investment Objectives
The Fund’s investment objectives are to seek income with capital appreciation as a secondary objective.
The Fund’s investment objectives are “non-fundamental,” which means that they may be changed by the Fund’s Board without the approval of Fund shareholders.
80% Investment Policy
The Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments that are economically tied to developing countries.
If the Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.
Temporary Defensive Policy
The Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political, or other conditions. During these times, the Fund may not achieve its investment  objectives.
Additional Information About the Management of the Fund
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager. The Manager may allocate the assets of the Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Fund. The Manager:

■	develops overall investment strategies for the Fund,

■	selects and changes sub-advisors,

■	allocates assets among sub-advisors,

■	monitors and evaluates the sub-advisors’ investment performance,

■	monitors the sub-advisors’ compliance with the Fund’s investment objectives, policies and restrictions,

■	oversees the Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable, and

■	directs the investment of the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments.

The assets of the Fund (other than short-term investments) are currently allocated by the Manager among three sub-advisors: abrdn Investments Limited, Global Evolution USA, LLC, and Ninety One North America, Inc.  Each sub-advisor has full discretion to purchase and sell securities for its segment of the Fund’s assets in accordance with the Fund’s objectives, policies, restrictions, and more specific strategies provided by the Manager. The Manager oversees the sub-advisors and the respective allocations but does not reassess individual security selections made by the sub-advisors for their portfolios.
Prospectus – Additional Information About the Fund11

In the future, the Manager may allocate the Fund’s assets to a different sub-advisor, and/or to one or more additional sub-advisors. The Fund operates in a manager-of-managers structure. The Fund and the Manager have received an  exemptive order from the Securities and Exchange Commission (“SEC”) that permits the Fund, subject to certain conditions and approval by the Board, to hire and replace sub-advisors, and materially amend agreements with sub-advisors, that are unaffiliated with the Manager without approval of the shareholders. In the future, the Fund and the Manager may rely on an SEC staff no-action letter, dated July 9, 2019, that would permit the Fund to expand its exemptive relief to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to approval by the Board and other conditions. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The SEC order also exempts the Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors in a multi-manager fund in various documents filed with the SEC and provided to shareholders. In the future, the Fund may rely on the SEC staff no-action letter to expand its exemptive relief to individual sub-advisors that are affiliated with the Manager. Under that no-action letter, the fees payable to sub-advisors unaffiliated with or partially-owned by the Manager and its parent company would be aggregated, and fees payable to sub-advisors that are wholly-owned by the Manager or its parent company, if any, would be aggregated with fees payable to the Manager. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.
Additional Information About Investments
This section provides more detailed information regarding certain of the Fund’s principal investment strategies as well as information regarding the Fund’s strategy with respect to investment of cash balances.
Cash Management
To gain market exposure on cash balances held in anticipation of liquidity needs or to reduce market exposure in anticipation of liquidity needs, the Fund may utilize the following investments:

■
Government Money Market Funds. The Fund may invest cash balances in government money market funds that are registered as investment companies under the Investment Company Act, including a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee. If the Fund invests in government money market funds, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the government money market funds in which  the Fund invests, such as advisory fees charged by the Manager to any applicable government money market funds advised by the Manager, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. Shareholders also would be exposed to the risks associated with government money market funds and the portfolio investments of such government money market funds, including the risk that a government money market fund’s yield will be lower than the return that the Fund would have received from other investments that provide liquidity. Investments in government money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Credit-Linked Notes (“CLNs”)
The  Fund may invest a significant portion of its assets in credit-linked notes. CLNs are derivative debt obligations that are issued by limited purpose entities, such as special purpose vehicles, or by financial firms, such as banks, securities firms or their affiliates. They are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. The reference assets for the CLNs in which the Fund may invest will be limited to sovereign or quasi-sovereign debt instruments or other investments in which the Fund may invest directly. The Fund may invest in CLNs when a sub-advisor believes that doing so is more efficient than investing in the reference assets directly or when such direct investment by the Fund is not feasible due to legal or other restrictions. Under the terms of a CLN, the Fund will be entitled to receive a fixed or variable rate of interest on the outstanding principal amount of the CLN, which in turn will be subject to reduction (potentially down to zero) if a “credit event” occurs with respect to the underlying reference asset or its issuer. Such credit events will include, but will not be limited to, payment defaults on the reference asset. If a credit event occurs, payments on the CLN would terminate, and the Fund normally would receive delivery of the underlying reference asset (or, in some cases, a comparable “deliverable” asset) in lieu of the repayment of principal. However, in some cases, including, but not limited to, instances where there has been a market disruption or in which it is or has become illegal, impossible or impracticable for the Fund to purchase, hold or receive the reference assets, the Fund may receive a cash settlement based on the value of the reference asset or a comparable instrument, less fees charged and certain expenses incurred by the CLN issuer. CLNs are debt obligations of the CLN issuers, and the Fund would have no ownership or other property interest in the reference assets (other than following a credit event that results in the reference assets being delivered to the Fund) or any direct recourse to the issuers of those reference assets.
Currencies
The  Fund may have exposure to foreign currencies by using various instruments. The Fund may engage in these transactions in order to hedge or protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or other derivative positions, or to shift exposure to foreign currency fluctuations from one country to another. In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. Spot trades allow for prompt delivery and settlement at the rate prevailing in the currency exchange market. Spot trades may increase or decrease  the Fund’s exposure to currency risks.   The exchange rate for currency derivative contracts in which a foreign currency is an underlying asset may be higher or lower than the spot exchange rate. The instruments in which the Fund may invest that provide exposure to foreign currencies include the following:

■	Foreign Currencies

■	Foreign Currency-Denominated Securities

■	Foreign Currency Forward Contracts, including Non-Deliverable Forwards

■	Foreign Currency Futures Contracts

■	Foreign Currency Options

■	Currency Swaps

Derivative Investments
Derivatives are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, commodities, options, futures, interest rates, credit rating, volatility measures, indices or currencies.  The Fund may invest in the following derivative instruments:

■
Contracts for Difference. The Fund may purchase contracts for differences (“CFDs”). A CFD is a form of swap in which its value is based on the fluctuating value of some underlying asset (e.g., a single security, stock basket or index). A CFD is a privately negotiated contract between two parties, buyer and seller,

12Prospectus – Additional Information About the Fund

stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying asset at the opening of the contract and that asset’s value at the end of the contract. The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying asset may require the buyer to make additional margin payments. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. CFDs are similar to total return swaps, except that payment only occurs once, on the contract expiration date, whereas payment on total return swaps typically occurs at agreed upon intervals.

■
Foreign Currency Forward Contracts.  Foreign currency forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed-upon amount of foreign currency at an agreed-upon future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. A foreign currency forward contract may be a non-deliverable forward contract (“NDF”), which is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

■
Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

■
Futures Contracts. A futures contract is a contract to purchase or sell a particular asset, or the cash value of an asset, such as a security, commodity, currency or an index of such assets, at a specified future date, at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of initial and variation margin that was previously paid.  The  Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts, and that there may not be a liquid secondary market for a futures contract.  The Fund may invest in the following types of futures contracts:

•
Foreign Currency Futures Contracts. A foreign currency futures contract is a contract to purchase or sell an agreed-upon amount of a foreign currency at a specified future date, at a price agreed upon when the contract is made. The Fund may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling futures contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in securities or derivatives that provide exposure to foreign (non-U.S.) currencies. Positions in foreign currency futures contracts must be closed out through a registered U.S. exchange or foreign board of trade that provides a secondary market for such contracts. Such secondary markets may not exist or may not be accessible at a particular time, which may prevent the Fund from closing its foreign currency futures position and expose the Fund to greater losses.

•	Interest Rate Futures Contracts. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security.

•	Treasury Futures Contracts. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security.

■
Non-Deliverable Options. An option may be a non-deliverable option, which is an option involving no physical settlement of the security, commodity, currency or derivative underlying the option at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the specified exercise price and the prevailing spot rate, on an agreed notional amount. Certain non-deliverable options involve foreign currencies or foreign currency futures. These options are designed to assist in reducing foreign exchange risk, in particular situations when physical delivery of the underlying currencies is not required or not possible.

■
Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security, commodity, currency or derivative underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months), or on the option’s expiration date. The writer of an option has the obligation upon exercise of the option to deliver the underlying security, commodity, currency or derivative upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security or currency, in the case of a put option.

■
Options on Futures Contracts. An option on a futures contract provides the holder with the right to enter into a ‘‘long’’ position in the underlying futures contract, in the case of a call option, or a ‘‘short’’ position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

■
Structured Notes. Structured notes are specially-designed derivative debt instruments that may be issued directly by an issuer or special purpose vehicle. The terms of the instrument may be determined or structured by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more third-party borrowers. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, currency or commodity, or the financial condition of such borrowers.

■
Swap Agreements. A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities, indices or other assets based on the nominal or face amount of a reference asset. Payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the swap is less than (or exceeds) the amount of the other party’s payment. The terms of the swap transaction are either negotiated by a sub-advisor and the swap counterparty or established based on terms generally available on an exchange or contract market. Nearly any type of derivative, including forward contracts, can be structured as a swap. The Fund may invest in the following types of swaps:

•
Credit Default Swaps. A credit default swap may be entered by  the Fund to attempt to hedge against a decline in the value of debt securities due to a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. As the buyer of protection against a credit event, the Fund pays the counterparty a stream of payments over the term of the swap, regardless of whether a credit event occurs. The Fund may also sell protection on a referenced debt security, which requires the Fund to pay the par (or other agreed-upon) value to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets,  the Fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay.

•
Currency Swaps. The Fund may enter into currency swaps to hedge foreign currency exchange risk. A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed, in exchange rate terms, at the swap’s inception.

Prospectus – Additional Information About the Fund13

•
Interest Rate Swaps. The Fund may enter into an interest rate swap in order to protect against declines in the value of fixed-income securities held by the Fund. In an interest rate swap, the  Fund and another party exchange the right to receive interest payments on a security or other reference rate.

•
Total Return Swaps. The Fund may enter into total return swaps to obtain exposure to a security or market without owning or taking physical custody of such security or market. In a total return swap, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security; basket of securities; or a non-asset reference, such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or the total return from a different underlying asset or non-asset reference.

■
Warrants. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants normally expire after a stated number of years. Detachable warrants are often independently traded on a stock exchange. Non-detachable warrants cannot be traded independently from their reference bond. Corporations often issue warrants to give purchasers of common stock units the right to purchase additional common stock at a specific price in the future, which is usually higher than the market price at the time the warrant is issued.

•
Sovereign Warrants. Sovereign warrants are state-contingent instruments that are linked to the performance of a certain commodity, such as oil, cotton or gold, or the GDP level of a specific country, usually a developing market country.

Fixed-Income Instruments
The Fund’s investments in, or exposure to, fixed-income instruments may include:

■
Corporate Debt and Other Fixed-Income Securities.  Corporate debt securities are fixed-income securities issued by businesses to finance their operations. Corporate debt securities include bonds, notes, debentures and commercial paper issued by companies to investors with a promise to repay the principal amount invested at maturity, with the primary difference being their maturities and secured or unsecured status. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including companies of all market capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed or floating rates of interest. Corporate bonds typically carry a set interest or coupon rate, while commercial paper is commonly issued at a discount to par with no coupon. The perceived ability of the company to meet its principal and interest payment obligations is referred to as its creditworthiness, and it may be supplemented by collateral securing the company’s obligations. Debentures are unsecured, medium- to long-term debt securities protected only by the general creditworthiness of the issuer, not by collateral. Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of their issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from a developing market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk. Typically, the values of fixed-income securities change inversely with prevailing interest rates. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.

■
Debt Securities of Supranational Organizations. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Obligations of a supranational entity may be denominated in foreign currencies.

■
Developing Markets Debt. The Fund may invest a significant portion of its assets in debt securities associated with a particular geographic region or country, including developing markets. Developing countries include all countries in the world except the countries that are classified by MSCI Inc. as “developed markets.” Developing countries typically have lower incomes, less integrated financial markets, smaller economies, and less mature political systems compared to developed countries. Developing countries are commonly located in Africa, the Asia-Pacific region, Central or Eastern Europe, the Middle East, Central America or the Caribbean, and South America.
Frontier market countries have smaller, newer and/or less developed economies; less developed, less liquid and/ or lower-capitalization capital markets; and less developed political and legal systems than those of other developing markets. These countries typically are located in the Asia-Pacific region, Central and Eastern Europe and the former Soviet Union, the Middle East, Central and South America, and Africa.

■
High-Yield Bonds. High yield, non-investment grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. High yield bonds are considered speculative by rating organizations. For example, Moody’s, S&P Global Ratings and Fitch, Inc. rate them below Baa3, BBB- and BBB-, respectively. Please see “Appendix C Ratings Definitions“ in the SAI for an explanation of the ratings applied to high yield bonds. High yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. Lower-rated securities are subject to additional risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund.

■
Inflation Index-Linked Securities. Inflation index-linked securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted to increase and decrease with changes in official inflation rates. In periods of deflation when the inflation rate is declining, the principal value of an inflation index-linked security will be adjusted downward. This will result in a decrease in the interest payments.

■
Municipal Securities. Municipal securities are debt obligations that are exempt from federal, state and/or local income taxes that generally are issued to raise funding for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. Revenue bonds are secured only by a specific revenue source. Although the security behind revenue bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer’s obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

•
General Obligation Bonds. General obligation bonds are municipal securities that are secured by the pledge of the issuer’s full faith, credit, and if available, its taxing power, for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts.

14Prospectus – Additional Information About the Fund

■
Restricted Securities. Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a portfolio prefers. Restricted securities include securities eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States pursuant to Regulation S. Restricted securities may not be listed on an exchange and may have no active trading market. The Fund may incur additional expense and delay when disposing of restricted securities, including all or a portion of the cost to register the securities. The Fund also may acquire securities through private placement transactions under which it may agree to contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions. In addition, if the Manager and/or a sub-advisor, if applicable, receives non-public information about the issuer, the Fund may as a result be unable to sell the securities.

■
Sovereign and Quasi-Sovereign Debt. Sovereign debt securities are typically issued or guaranteed by national governments or their agencies, authorities, instrumentalities, political subdivisions, or by a supranational organization, in order to finance the issuing country’s growth and/or budget. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Investing in foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities. Quasi-sovereign debt securities are debt securities issued by entities that are fully or partially government owned or controlled. Quasi-sovereign debt typically is not guaranteed by a sovereign entity.

■
Zero Coupon Securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations; the holder generally is entitled to receive the par value of the security at maturity. These securities are issued and traded at a discount from their face amounts. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Unlike bonds which pay cash interest throughout the period to maturity,  the Fund’s investment in zero coupon securities will require  the Fund to accrue income without a corresponding receipt of cash.

Illiquid and Restricted Securities
Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Rule 144A, under the Securities Act, permits the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or sub-advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met. Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. The Manager and the applicable  sub-advisor will carefully monitor the Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information.
Other Investment Companies
The  Fund, at times, may invest in shares of other investment companies. The Fund may invest in securities of an investment company advised by the Manager and/or a sub-advisor, with respect to which the Manager and/or sub-advisor also receives a management or advisory fee. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in this Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

■
Government Money Market Funds. The Fund can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Investment Company Act to provide liquidity or for defensive purposes. The Fund could invest in government money market funds rather than purchasing individual short-term investments. If the Fund invests in government money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the government money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable government money market funds advised by the Manager. Although a government money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a government money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the government money market fund has purchased may reduce the government money market fund’s yield and can cause the price of a government money market security to decrease. In addition, a government money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Variable and Floating Rate Securities
Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide the Fund with a certain degree of protection against increases in interest rates, although the  Fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller
Prospectus – Additional Information About the Fund15

effect on the market value of variable and floating rate securities than on the market value of comparable fixed-rate obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-rate securities.
Additional Information About Risks
The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following section provides additional information regarding the Fund’s principal risk factors in light of its principal investment strategies. The Fund is designed primarily for investors seeking income and, to a lesser degree, capital appreciation from a fund that typically invests in fixed-income, currency, and derivative instruments economically tied to developing markets. Those investors should be willing to assume the counterparty, credit, currency, derivative, investment, market, sovereign debt, and other risks associated with investing in developing markets. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Allocation Risk
This is the risk that allocations among strategies, asset classes and market exposures may be less than optimal and may adversely affect the Fund’s performance. There can be no assurance, particularly during periods of market disruption and stress, that judgments about asset allocation will be correct. Some broad asset categories and sub-classes may perform below expectations, or below the securities markets generally, over short and extended periods. The Fund may be negatively impacted if market correlations change abruptly or unexpectedly. The Fund’s allocations may be invested in strategies, asset classes and market exposures during a period when such strategies, asset classes and market exposures underperform.
Callable Securities Risk
The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, the proceeds received by the Fund may be invested in securities paying lower coupon rates or other less favorable characteristics, and the Fund may not benefit from any increase in value that might otherwise result from declining interest rates. Thus, the Fund’s income could be reduced as a result of a call and this may reduce the amount of the Fund’s distributions. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund’s total return.
Counterparty Risk
The  Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the  Fund. As a result, the  Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the  Fund to greater losses in the event of a default by a counterparty.
Some of the markets in which the  Fund may effect derivative transactions are OTC or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight to the same extent as are members of a clearing organization. This exposes the  Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty. Recent turbulence in the financial markets could exacerbate counterparty risk resulting from OTC derivative transactions.
The  Fund is also subject to the risk that an FCM would default on an obligation set forth in an agreement between the  Fund and the FCM. This risk exists at and from the time that the  Fund enters into derivatives transactions that are centrally cleared. In such cases, a clearing organization becomes the  Fund’s counterparty and the principal counterparty risk is that the clearing organization itself will default. In addition, the FCM may hold margin posted in connection with those contracts and that margin may be re-hypothecated (or re-pledged) by the FCM, and lost, or its return delayed, due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether, the assets posted by the FCM as margin in response to margin calls relating to cleared positions. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the  Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the  Fund.
Credit Risk
The Fund is subject to the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail, or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations or default completely. There are varying degrees of credit risk, depending on the financial condition of an issuer, guarantor, or counterparty, as well as the terms of an obligation, which may be reflected in the credit rating of the issuer, guarantor, or counterparty. The strategies utilized by a  sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The  Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality, are not a guarantee of future credit performance of such securities, are not a guarantee of quality and do not protect against a decline in the value of a security. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and may make it difficult for the Fund to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Currency Risk
The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the  Fund’s exposure to foreign currencies may reduce the returns of the  Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the  Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses.  Currency derivatives may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency that is being hedged and thereby affect the Fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.
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Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers, and third-party fund distribution platforms, including the ability of shareholders to transact in  the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or financial data, the inability to process Fund transactions, interference with the Fund’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs. The occurrence of any of these problems could result in a loss of information, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance requirements, and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, its service providers or other market participants, such as third-party distribution platforms, which could impact the ability of the Fund to conduct operations or of shareholders to transact the Fund’s shares.
The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid or mitigate risks that could lead to problems discussed above. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, other Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Recent geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. The  Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties, third-party fund distribution platforms,  or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.
Debentures Risk
In the event of a default or bankruptcy by the issuer, as unsecured creditors, debenture holders will not have a claim against any specific assets of the issuer and will therefore only be paid from the issuer’s assets after the secured creditors have been paid. The Fund is subject to the risk that the value of a debenture will fluctuate with changes in interest rates and the perceived ability of the issuer to make interest or principal payments on time.
The Fund may invest in both corporate and government debentures.
Derivatives Risk
Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The Fund may use derivatives to enhance total return of its portfolio, to hedge against fluctuations in interest rates or currency exchange rates, to change the effective duration of its portfolio, or to manage certain investment risks or for exposure to a market as a substitute for the purchase or sale of the underlying currencies or securities. The Fund may also hold derivative instruments to obtain economic exposure to an issuer without directly holding its securities. Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those securities. Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If a sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage embedded in a derivative instrument can expose the Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative’s original cost (generally the initial margin deposit). There may also be material and prolonged deviations between the theoretical value and realizable value of a derivative. As a result,  the Fund could lose more than the amount it invests. The use of derivatives may also increase any adverse effects resulting from the underperformance of strategies, asset classes and market exposures to which the Fund has allocated its assets. Derivatives may at times be illiquid and may be more volatile than other types of investments. The  Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Certain derivatives may also be difficult to value, and valuation may be more difficult in times of market turmoil.
Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to  counterparty risk  and credit risk. As a result, the Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Derivatives transactions requiring the  Fund to post collateral may expose  the Fund  to greater losses in the event of a default by a counterparty. Certain derivatives require  the Fund to post margin to secure its future obligation; if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The Fund’s use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. The  Fund may buy or sell derivatives not traded on organized exchanges or enter into transactions that are not cleared through clearing organizations. These types of transactions may be subject to heightened  counterparty, liquidity and valuation risks.  Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a sub-advisor may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may not hedge certain risks in particular situations, even if suitable instruments are available.
The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations. For example, the CFTC and the designated contract markets have established position limits for certain futures and options contracts, which may restrict the ability of the Fund, or the Manager or sub-advisor entering trades on the Fund’s behalf, to make certain trading decisions. Rule 18f-4 places limits on the use of derivatives by registered investment companies, such as the Fund. A fund that relies on Rule 18f-4 is required to comply with limits on the amount of leverage-related risk that the fund may obtain, and may also be required to adopt and implement a derivatives risk management program and designate a derivatives risk manager or adopt policies and procedures designed to manage a fund’s derivatives risks.
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Ongoing changes to the regulation of derivatives markets and changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation may make derivatives more costly, may limit their availability, may disrupt markets, or may otherwise adversely affect their value or performance. Recent rule changes provide for central clearing of derivatives that in the past were traded exclusively over-the-counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks. The Fund may be subject to the risks associated with investments in derivatives, including but not limited to the following:

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Contracts for Difference Risk. A contract for difference (“CFD”) is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. If the difference is negative, then the buyer instead pays the seller. CFDs allow a fund to take advantage of values on underlying assets moving up (long positions) or values moving down (short positions). For example, when applied to equities, a CFD is an equity derivative that allows a fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares. By entering into a CFD transaction, the Fund could incur losses because it would face many of the same types of risks as owning the underlying security directly. As over-the-counter derivative instruments, CFDs are subject to counterparty risk. Because CFDs are not traded on an exchange and may not have an expiration date, CFDs may be illiquid.

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Credit-Linked Notes Risk. Credit-linked notes (“CLNs”) are debt obligations that are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. They may be highly volatile and are subject to the credit risk of both the issuer of the CLN and the issuer of the reference assets. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money. They also are subject to currency risk, liquidity risk, valuation risk, counterparty risk, the other risks of a credit default swap, and potential conflicts of interest with the CLN issuer or sponsor.

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Foreign Currency Forward Contracts Risk. Foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract where the parties agree to pay a fixed price for an agreed amount of foreign currency at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract. Foreign currency forward transactions, including NDFs, and forward currency contracts include risks associated with fluctuations in currency, and other risks inherent in trading derivatives. There are no limitations on daily price movements of forward contracts. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. There may at times be an imperfect correlation between the price of a forward contract and the underlying currency, which may increase the volatility of the Fund. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor. There can be no assurance that any strategy used will succeed.

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Forward Contracts Risk. Forward contracts, including foreign currency forward contracts and NDFs, are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. There may at times be an imperfect correlation between the price of a forward contract and the underlying security, index or currency, which may increase the volatility of the Fund. The  Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the  Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the  Fund to greater losses in the event of a default by a counterparty. The use of forward contracts may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities underlying the forward contract.  In addition, foreign currency forward contracts include risks associated with fluctuations in currency. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed.

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Futures Contracts Risk. Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks, such as liquidity risk and counterparty risk, that it would not be subject to if it invested directly in the instruments underlying those derivatives. There can be no assurance that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or index. Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency, which may increase the volatility of  the  Fund. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the  Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. When the  Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. The Fund may invest in the following types of futures contracts:

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Foreign Currency Futures Contracts Risk. Foreign currency futures contracts are derivative instruments pursuant to a contract where the parties agree to pay a fixed price for an agreed amount of foreign currency at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. Foreign currency futures contracts are similar to foreign currency forward contracts, except that they are traded on exchanges (and may have margin requirements) and are standardized as to contract size and delivery date. Foreign currency futures contracts are regulated by the Commodity Futures Trading Commission (“CFTC”). The Fund may use foreign currency futures contracts for the same purposes as foreign currency forward contracts, subject to CFTC regulations.
The Fund may also enter into put and call options and write covered call and cash-secured put options on foreign currency futures. Foreign currency futures positions entered into on exchanges may require the Fund to make variation margin payments. The use of foreign currency futures contracts may expose the Fund to additional risks, such as liquidity risk and counterparty risk, that it would not be subject to if it invested directly in the currencies underlying the foreign currency futures contract. Foreign currency futures transactions and currency futures contracts include risks associated with fluctuations in currency, and other risks inherent in trading derivatives. CFTC regulations require foreign currency futures contracts to be closed out on a U.S. exchange or a foreign board of trade. Although the Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a liquid secondary market will be available to the Fund for the appropriate type of contract at any particular time.  Options on foreign currency futures primarily trade in the over-the-counter market, though some options are also listed on exchanges. While the Fund similarly intends to buy or sell options when it believes there is a liquid secondary market available for such options, there can be no guarantee that such a liquid secondary market will develop or continue. Consequently, the Fund may experience losses if it is unable to timely exit its position due to an illiquid secondary market. Regulatory changes could materially and adversely affect the ability of the

18Prospectus – Additional Information About the Fund

Fund to enter into foreign currency futures contracts or could increase the transaction costs of such positions. Such changes can come from a variety of sources, including CFTC regulations, rules from the exchange or board of trade, membership requirements from the derivatives clearing organization, or from foreign regulatory authorities.

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Interest Rate Futures Contracts Risk. Interest rate futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract.

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Treasury Futures Contracts Risk. Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. Treasury futures contracts expose the Fund to potential losses if interest rates do not move as expected.

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Options Risk. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months).   The Fund may use non-deliverable options (“NDOs”) to assist in reducing the foreign exchange risk in particular situations where physical delivery of the underlying currencies is not required or not possible. There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options. The movements experienced by the Fund between the prices of options and prices of the assets (or indices) underlying such options, may differ from expectations, and may cause the Fund to not achieve its objectives. Options on currencies and foreign currency  futures expose the Fund to the risks associated with investments in currencies.
In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and any transaction costs. These costs will reduce any profit that might otherwise have been realized had the Fund bought the underlying security instead of the call option. The buyer of a call option assumes the risk of losing its entire investment in the call option.
In order for a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option’s exercise price to cover the premium and any transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from having shorted the declining underlying security by the premium paid for the put option and by transaction costs. The buyer of a put option assumes the risk of losing its entire investment in the put option.

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Structured Notes Risk. Structured notes are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators (“reference instruments”). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The movement of such factors may cause significant price fluctuations. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. Structured notes can have risks of both fixed-income securities and derivatives transactions. Structured notes are subject to interest rate risk, market risk, liquidity risk and counterparty risk, and to all of the risks of their underlying securities and derivatives. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time.

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Swap Agreements Risk. Swap agreements or “swaps” are transactions in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities, indices or other assets based on a specified amount (the “notional” amount). Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, a lack of correlation between the swaps and the portfolio of assets that the swaps are designed to hedge or replace. Swaps also may be difficult to value. Swaps may be subject to liquidity risk and counterparty risk. The value of swaps may be affected by changes in overall market movements and changes in interest rates and currency exchange rates. Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. A highly liquid secondary market may not exist for certain swaps, and there can be no assurance that one will develop. The use of an organized exchange or market for swap transactions may result in certain trading and valuation efficiencies for swaps, however, this may not always be the case. The absence of an organized exchange or market for swaps transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. Swaps that are traded over-the-counter also are not subject to standardized clearing requirements and the direct oversight of self-regulatory organizations. Swaps may involve greater liquidity and counterparty risks, including settlement risk, as well as collateral risk (i.e., the risk that the swap will not be properly secured with sufficient collateral), legal risk (i.e., the risk that a swap will not be legally enforceable on all of its terms) and operational risk (i.e., the risk of processing and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions). The Fund may invest in the following types of swaps, which may be subject to the risks discussed above, as well as the additional risks as described below:

•	Credit Default Swaps Risk. Credit default swaps may also be subject to credit risk and the risks associated with the purchase and sale of credit protection.

•	Currency Swaps Risk. Currency swaps may also be subject to currency, counterparty and liquidity (i.e., the inability to enter into a closing transaction) risks.

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Interest Rate Swaps Risk. Interest rate swaps may also be subject to interest rate and market risks. An interest rate swap transaction could result in losses if the underlying asset or reference rate does not perform as anticipated. An interest rate swap may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. An interest rate swap may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund.  Counterparties to interest rate swaps are subject to manipulation in the marketplace of the reference benchmark rate, which may affect the utility of the swap as a hedge.

•	Total Return Swaps Risk. Total return swaps may be subject to market risk and, if the underlying securities are bonds or other debt obligations, interest rate risk.

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Warrants Risk, including Sovereign Warrants. Warrants are derivative securities that give the holder the right to purchase a specified amount of securities at a specified price. Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Detached warrants may be traded on a stock exchange; however, non-detached warrants can only be exercised by the bondholder. The  Fund may invest in warrants

Prospectus – Additional Information About the Fund19

that represent the right to receive payments if an identified revenue, commodity price or economic measure within a country, including a developing market country, such as the price or volume of domestically produced oil or the growth of the country’s gross domestic product, equals or exceeds a specified level. Such warrants may result from the restructuring of a sovereign debt obligation and may be more speculative than certain other types of sovereign investments because they are priced based on market expectations as to the likelihood and amount of such payments and because investors will receive no payments for any period in which the specified level is not reached. The market for warrants may be very limited and there may at times not be a liquid secondary market for warrants.

Developing Markets Risk
When investing in developing markets, the risks of investing in foreign securities are heightened. Developing markets have unique risks that are greater than, or in addition to, the risks associated with investing in developed markets because developing markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political and economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; the imposition of economic sanctions or other government restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for developing market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities settlement procedures; greater sensitivity to interest rate changes; currency exchange rate volatility and currency inflation or deflation; and significant limitations on investor rights and recourse. The economies and political environments of developing market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. The governments of developing market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices.
Developing market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and less reliable clearance and settlement, registration, and custodial procedures. In addition, there may be less publicly available or less reliable information about issuers in developing markets than would be available about issuers in developed markets, which can impede a sub-advisor’s ability to accurately evaluate foreign securities. Such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Certain developing market countries have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities, which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain developing markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of such developing market issuers meet PCAOB standards. Developing markets may possess less developed regulatory or legal structures governing private and foreign investment. In certain developing market countries, market manipulation, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, either through the foreign judicial system or through a private arbitration process. Certain developing markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. Additional risks may include: inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers. These matters have the potential to impact the Fund’s investment objectives and performance.
The risks of investing in developing market countries are magnified in frontier market countries, which generally have smaller economies and less developed capital markets and legal, regulatory and political systems than other developing market countries. The magnification of risks is generally the result of: (1) the potential for extreme price volatility and illiquidity in frontier markets; (2) government ownership or control of parts of the private sector or other protectionist measures, including managed adjustments in relative currency values, trade barriers, and exchange controls; (3) large currency fluctuations; (4) fewer companies and investment opportunities; or (5) inadequate investor protections and regulatory enforcement, and the relatively new and unsettled securities laws in many frontier countries. Investments that the Fund holds may be exposed to these risks, which could have a negative impact on their value.
Environmental, Social, and/or Governance Investing Risk
The use of environmental, social and/or governance (“ESG”) considerations by a sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The use of ESG investment considerations may also affect the Fund’s exposure to certain investments, sectors or industries, which may impact the Fund’s relative investment performance depending on the performance of those issuers, sectors or industries. Depending on how ESG considerations are incorporated, the  Fund may choose not to or may not be able to take advantage of certain investment opportunities due to these considerations, which may adversely affect investment performance. The Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although a sub-advisor has established its own ESG integration process in accordance with the Fund’s investment strategies, successful integration of ESG factors will depend on a sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. A  sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing an ESG analysis and considering ESG risks. Because there are few generally accepted standards to use in such considerations, the information may not be readily available, complete or accurate, and may differ from the information and considerations used for other funds, which could negatively impact the Fund’s performance or create additional risk in the portfolio. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to the integration of ESG factors.
Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with  U.S. investments. Such risks may include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards, (5) greater volatility; (6) different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency, and the laws of certain countries may limit the ability to recover such assets if a foreign bank, depository, or their agents goes bankrupt. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. and investors may encounter difficulties in enforcing contractual obligations. Additionally, in certain markets, the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes or the imposition of economic and other sanctions by the U.S. or another country against a particular country, as well as competition from subsidized foreign competitors with lower production costs.
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There may be restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by  non-U.S. issuers held by the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries may require advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including ADRs, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
Geographic Concentration Risk
From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance. Investing in such a manner could cause the  Fund’s performance to be more volatile than the performance of more geographically diverse funds. The economies and financial markets of certain countries or regions can be highly interdependent. Therefore, a decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

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African Investment Risk.  African countries involve heightened risks of political instability, civil war, armed conflict and warfare, social and economic instability as a result of religious, ethnic and/or socio-economic unrest and, in some countries, genocidal warfare, authoritarian and/or military involvement in governmental decision-making, corruption, expropriation and/or nationalization of assets, confiscatory taxation, arbitrary or inconsistent government action, inflation in local economies, cancellation, nullification or unenforceability of contractual rights, underdeveloped industrial and economic infrastructure and other risks. The capital markets in many African countries do not include the same safeguards as developed countries, and may be subject to higher volatility and counterparty risk, lower market capitalization and trading volume, illiquidity, uncertainty regarding the existence of trading markets, fewer brokerage firms, inconsistent regulation and trading suspensions, and governmental control and heavy regulation of labor and industry. Because certain countries in Africa generally have less developed capital markets than other developing market countries, the risks of investing in developing market securities are magnified in such countries. There may also be a high concentration of trading volume in a small number of issuers, investors and financial intermediaries, representing a limited number of sectors or industries. There may be less financial and other information publicly available to investors, and the information that is provided may lack integrity. The governments of certain countries may exercise substantial influence over many aspects of the private sector, including ownership or control of companies. They also may restrict or control foreign investment, limit repatriation of investment proceeds, limit foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domestic investors of those countries, or levy taxes on foreign investments, which may impact the returns or income received from investments in such countries. Many African countries are heavily dependent on international trade and may be subject to trade barriers, embargoes, exchange controls, currency valuation adjustments and other protectionist measures. They may also be subject to, or deal with countries subject to, sanctions and/or embargoes imposed by the U.S. government and the United Nations, and/or countries identified as state sponsors of terrorism, which could further limit liquidity or cause reputational damage.
The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than markets located in more developed economies, countries or geographic regions. Since a primary source of revenue for these countries is the export of commodities such as agricultural products, gold, silver, copper, diamonds and oil, they are more vulnerable to changes in commodity prices, interest rates, or factors affecting a particular commodity, including natural disasters and weather, embargoes, tariffs, and international economic, political and regulatory developments. Africa has historically been prone to natural disasters, such as droughts, and is economically sensitive to environmental events. In addition, disease epidemics are more likely to affect certain African countries. Political instability and protests in North Africa have caused significant disruptions to many industries. Political and social unrest, including warfare and terrorist activities in African countries, may negatively affect the value of an investment in the Fund. The markets of African countries should be considered extremely volatile even when compared with those of other developing market countries.

Hedging Risk
The  Fund may enter into hedging transactions with the intention of reducing or controlling risk. It is possible that hedging strategies will not be effective in controlling risk, due to unexpected non-correlation (or even positive correlation) between the hedging instrument and the position being hedged, increasing, rather than reducing, both risk and losses. To the extent that the  Fund enters into hedging transactions, the hedges will not be static but rather will need to be continually adjusted based on a  sub-advisor’s assessment of market conditions, as well as the expected degree of non-correlation between the hedges and the portfolio being hedged. The success of the  Fund’s hedging strategies will depend on a  sub-advisor’s ability to implement such strategies efficiently and cost-effectively, as well as on the accuracy of a  sub-advisor’s judgments concerning the hedging positions to be acquired by the  Fund. A counterparty to a hedging transaction may be unable to honor its financial obligation to the  Fund. In addition, a  sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth. The Fund may not, in general, attempt to hedge all market or other risks inherent in the  Fund’s investments, and may hedge certain risks only partially, if at all. Certain risks, either in respect of particular investments or in respect of the  Fund’s overall portfolio, may not be hedged, particularly if doing so is economically unattractive. As a result, various directional market risks may remain unhedged. Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost. If the  Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful. The use of hedges may fail to mitigate risks, reduce the  Fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the  Fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the  Fund not used the hedging instruments. When hedging is combined with leverage,  the Fund risks losses that are increased by the degree of leverage used.
High-Yield Securities Risk
Exposure to high-yield securities (commonly referred to as ‘’junk bonds’’) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high-yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the  Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that issuers of lower-rated securities will
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default on the timely payment of principal or interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the  Fund may lose its entire investment. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.
Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. The lower rating of certain high-yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed-income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the  Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the  Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the  Fund may write off prior income accruals for that issuer, resulting in a reduction in the  Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default.
The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted high-yield securities or unrated securities of comparable quality, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.
Inflation Index-Linked Securities Risk
Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation index-linked security provides principal payments and interest payments that vary as the principal and/or interest are adjusted over time to reflect a rise or a drop in the reference inflation-related index. The value of inflation index-linked securities is expected to change in response to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. There can be no assurance that an inflation index that is used will accurately measure the real rate of inflation. The price of an inflation index-linked security generally falls when real interest rates rise and rises when real interest rates fall. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.   Deflation risk is the opposite of inflation risk, and is the risk that the prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Interest payments on such securities are unpredictable and will fluctuate as the principal and interest are adjusted to reflect movements in the inflation-related index. The principal value of an investment in the Fund is not protected or otherwise guaranteed by the value of the Fund’s investments in inflation index-linked securities. Any increase in the principal amount of an inflation index-linked security will be taxable as ordinary income, even though  the Fund will not receive the increased principal until maturity.
Interest Rate Risk
Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction as movements in interest rates. For example, the value of the Fund’s fixed-income investments or derivatives typically will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline.  Interest rate increases, including significant or rapid increases, may result in a decline in the value of bonds  held by the Fund, make issuers less willing or able to make principal and interest payments on fixed-income investments when due, lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments, any of which may result in substantial losses to the Fund. When interest rates decline, issuers may prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income. Interest rate changes may have a more pronounced effect on the market value of fixed-rate instruments than on floating-rate instruments. The value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The prices of fixed-income securities or derivatives  are also affected by their durations. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than fixed-income securities with shorter durations. Rising interest rates may cause the value of the Fund’s investments in investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Fund. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of fixed-income securities will fluctuate over time. In addition, decreases in fixed-income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads, and less transparent pricing in certain fixed-income markets. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates. In a low interest rate environment, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise and may limit a Fund’s ability to locate fixed income instruments containing the desired risk/return profile.
The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.
Investment Risk
An investment in the  Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The  Fund should not be relied upon as a complete investment program. The share price of the  Fund fluctuates, which means that when you sell your shares of the  Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the  Fund.
Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. An individual security may be more volatile, and may perform differently, than the market as a whole.
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Leverage Risk
The Fund’s use of derivative instruments may have the economic effect of financial leverage. Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and may result in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. There can be no assurance that the Fund’s use of leverage will be successful. The Fund may experience leverage risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging the Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Fund’s investments in derivatives is increasing, this could be offset by declining values of the Fund’s other investments. Conversely, it is possible that the rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses.
Liquidity Risk
The  Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. When there is little or no active trading market for specific types of securities, it can become more difficult to purchase or sell the securities at or near their perceived value. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. An inability to sell a portfolio position can adversely affect the Fund’s NAV or prevent the Fund from being able to take advantage of other investment opportunities. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Unexpected redemptions or redemptions by a few large investors in the Fund may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs and may have a significant adverse effect on the  Fund’s NAV per share and remaining Fund shareholders. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.    For example, liquidity risk may be magnified in rising interest rate environments in the event of higher than normal redemption rates. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.
Market Risk
The  Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect  the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by  the Fund will increase in value along with the broader market. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last 10-15 years, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.
Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters, and  cybersecurity incidents, have led, and in the future may continue to lead, to general instability in world economies and markets and reduced liquidity in securities, which may negatively affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which could increase the costs that  the Fund incurs and lower  the Fund’s performance.
Policies established by the  U.S. government and/or Federal Reserve and economic and political circumstances within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in government leadership, a government’s inability to agree on a budget, high public debt, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.
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Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

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Recent Market Events Risk. Both  U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, during periods of significant volatility, the risks discussed herein associated with an investment in  the Fund may be increased. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the  U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. The economies of all nations, including the U.S., are subject to the risks of slowing global economic growth, protectionist trade policies, inflationary pressures, limits imposed by international trade and security agreements, political or economic dysfunction, poor consumer sentiment, and reduced demand for goods due to fluctuating commodity prices and currency values, and these risks may create significant market volatility in ways that cannot be foreseen at the present time. These economic risks could have a negative impact on  the Fund’s investments. The U.S. has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from Canada, Mexico, and European countries. The U.S. also has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from China, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. These countries have imposed or threatened to impose retaliatory tariffs on U.S. goods. If relations between the U.S. and these and other foreign countries do not improve or continue to deteriorate, markets and individual securities may be severely affected both regionally and globally, and the value of  the Fund’s investments may go down.
The U.S. Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors could stop or reverse such changes. It is difficult to accurately predict the various economic and political factors that influence the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Changes in interest rates could lead to an economic slowdown in the U.S. and abroad, significant market volatility and reduced liquidity in certain sectors of the market. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
Tensions, war (including cyber warfare) or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or in eastern Asia could affect the economies of many nations, including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and related sanctions and the repercussions of such events, including the potential for cyber warfare, remain uncertain and cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors, and the performance of  the Fund and its investments or operations could be negatively impacted whether or not  the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to  the Fund. The full effect of such regulations is not currently known, and certain regulatory changes could limit  the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for the Fund to operate, and adversely impact performance. Additionally, it is possible such regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the Fund.
Further, advancements in technology may also adversely impact market movements and liquidity. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of  the Fund. As artificial intelligence is used more widely, which can occur relatively rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact issuer and market performance. As a consequence,  the Fund’s holdings and its overall performance could be negatively impacted.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. China’s economy, which has been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. While the Chinese government appears to be taking measures to address these issues, due to the size of China’s economy, the resolution of these issues could impact a number of other countries.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.
Global climate change potentially may affect property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful storms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Market Timing Risk
The Fund is subject to the risk of market timing activities by investors due to the nature of its investments, which requires the Fund in certain instances to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.
24Prospectus – Additional Information About the Fund

Multiple Sub-Advisor Risk
The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in selecting and overseeing the sub-advisors and allocating the Fund’s assets to sub-advisors. The sub-advisors’ investment styles may not work together as planned, which could adversely affect the performance of the Fund. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under certain market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. In addition, it is possible that sub-advisors may hold long and short positions in the same security at the same time. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-advisor were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.
Municipal Securities Risk
The value of municipal securities, and the ability of a municipal issuer to make payments, can be affected by uncertainties in the municipal securities market, including: litigation; the strength of the local or national economy; the issuer’s ability to raise revenues through tax or other means; budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding; a legislature’s willingness or ability to appropriate funds needed to pay municipal securities obligations; the bankruptcy of the issuer; adverse political and legislative changes, including to eliminate or limit the tax-exempt status of municipal bond interest or dividends; and other changes in the financial condition of a municipality.
Municipal securities and their issuers may be more susceptible to downgrade, default and bankruptcy as a result of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending, and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to  the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. At times, municipal issuers have defaulted on obligations or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse in the future. Reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. Some obligations may be difficult to trade or interest payments may be tied only to a specific stream of revenue. In addition, the Fund’s investments in municipal securities are subject to the following risks:

■
General Obligation Bonds Risk. A general obligation bond is secured by the full faith, credit and taxing power of the issuing municipality, not revenues from a specific project or source. Consequently, timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. The taxing power of a municipality may be limited by provisions of constitutions or laws and a municipality’s credit will depend on many factors. A municipality in which the Fund invests may experience significant financial difficulties, including bankruptcy or default, which may negatively impact the Fund.

Other Investment Companies Risk
To the extent that the  Fund invests in shares of other registered investment companies, the  Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to the  Fund’s direct fees and expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them. The  Fund must rely on the investment company in which it invests to achieve its investment objectives. If the investment company fails to achieve its investment  objectives, the value of  the  Fund’s investment may decline, adversely affecting the  Fund’s performance. To the extent the  Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the  Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The  Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.

Redemption Risk
The  Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or a depressed value. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. The risk of loss is also greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to sell are illiquid. The ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities or otherwise to “make a market” in debt securities may also be reduced. These factors, along with an inability to find a ready buyer, or legal restrictions on a security’s resale, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Redemption risk is heightened if the Fund invests in developing market securities, which are generally less liquid than the securities of U.S. and other developed markets. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility, or from a bank line of credit, which may increase costs. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.
Restricted Securities Risk
Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when a sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. A restricted security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of
Prospectus – Additional Information About the Fund25

a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.
Secured, Partially Secured and Unsecured Obligation Risk
Debt obligations may be secured, partially secured or unsecured. Debt obligations that are secured with specific collateral of the borrower provide the holder with a claim on that collateral in the event that the borrower does not pay scheduled interest or principal that is senior to that held by any unsecured creditors, subordinated debt holders and stockholders of the borrower. Obligations that are fully secured offer the  Fund more protection than a partially secured or unsecured obligation in the event of such non-payment of scheduled interest or principal.
Interests in secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which the  Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the  Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. In addition, the collateral securing the obligation may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the  Fund may not have priority over other creditors as anticipated. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the  Fund has an interest.
If an obligation in which the  Fund invests, such as a secured loan, is foreclosed, the  Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and as a creditor would likely bear its pro rata costs and liabilities associated with owning and holding or disposing of the collateral. The collateral may be difficult to sell, and the  Fund would bear the risk that the collateral may decline in value while the  Fund is holding it.
Some obligations in which the  Fund may invest are only partially-secured or are unsecured. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral, and will be effectively subordinated to a borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the  Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid.
Securities Selection Risk
Securities selected for the Fund may decline substantially in value or may not perform to expectations. Judgments about the attractiveness, value and anticipated price movements of a security or asset class may be incorrect, and there is no guarantee that securities will perform as anticipated.   It may not be possible to predict, or to hedge against, a widening in the yield spread of the securities selected for the  Fund. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.
The prices of the instruments to be traded by the  Fund have been subject to periods of excessive volatility in the past and such periods can be expected to recur. Price movements are influenced by many unpredictable factors, such as market sentiment, significant changes in inflation rates, interest rates, commodities, credit spreads, currencies and general economic and political conditions.
Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, the  Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities generally cannot be sold while the position or transaction they are covering is outstanding, unless they are replaced with other securities of equal value. There is the possibility that the segregation or earmarking of a large percentage of the  Fund’s assets may, in some circumstances, limit the  Fund’s ability to take advantage of investment opportunities or meet redemption requests. In addition, the need to segregate cash or other liquid securities could limit the  Fund’s ability to pursue other opportunities as they arise.
Sovereign and Quasi Sovereign Debt Risk
An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the  Fund may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to, among other things: (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in developing markets. A governmental entity that defaults on an obligation may request additional time in which to repay loans, may request to receive further loans, or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for developing markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain developing market countries have declared moratoria on the payment of principal and interest on external debt. Certain developing market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.
Supranational Risk
Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. There is no guarantee that the members will continue to make capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may also unexpectedly disrupt the finances of supranational entities. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above in the section entitled “Currency Risk.”
Unrated Securities Risk
Because the  Fund may purchase securities that are not rated by any rating organization, a  sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that
26Prospectus – Additional Information About the Fund

a  sub-advisor may not accurately evaluate the security’s comparative credit rating. To the extent that the  Fund invests in unrated securities, the  Fund’s success in achieving its investment objectives  may depend more heavily on a  sub-advisor’s credit analysis than if the  Fund invested exclusively in rated securities. Less public information is typically available about unrated securities or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the  Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.
Valuation Risk
This is the risk that a security may be valued at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the  valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. Investors who purchase or redeem Fund shares on days when the  Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the  Fund determines its NAV.
Variable and Floating Rate Securities Risk
The coupons on variable and floating rate securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate securities are subject to interest rate risk. Although the impact of interest rate changes on variable and floating rate investments is intended to be mitigated by the periodic interest rate reset of those securities, variable and floating rate securities may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising short-term interest rates, the coupons on variable and floating rate securities typically increase. Changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. In addition, because of the interest rate adjustment feature, variable and floating rate securities provide the Fund with a certain degree of protection against increases in interest rates, but the Fund will participate in any declines in interest rates as well. Thus, investing in variable and floating rate instruments generally allows less opportunity for capital appreciation and depreciation than investing in instruments with a fixed interest rate. Variable and floating rate securities are less effective than fixed rate securities at locking in a particular yield and may be subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.
Zero Coupon Securities Risk
Zero coupon securities are debt securities that do not make periodic interest payments prior to maturity or a specified redemption date (or cash payment date). Unlike bonds which pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit qualities that make current distribution of interest in cash. While interest payments are not made on such securities, the Fund accrues income with respect to these securities for federal income tax and accounting purposes. To maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances in order to generate the cash to satisfy distributions of income accrued on zero coupon securities. The required distributions may result in an increase in the Fund’s exposure to zero coupon securities.
Additional Information About Performance Indices
The Fund’s performance is compared to the  Bloomberg Global-Aggregate Total Return Index Value Hedged USD and the JPMorgan® EMBI (“JPM EMBI”) Global Diversified Index. Set forth below is additional information regarding the indices to which the Fund’s performance is compared.

■
The Bloomberg Global-Aggregate Total Return Index Value Hedged USD is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

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The  JPMorgan® EMBI (“JPM EMBI”) Global Diversified Index is a benchmark that tracks dollar denominated bonds issued by developing market governments, which includes those issued by emerging and frontier market countries. The JPM EMBI universe consists of emerging and frontier market countries in Asia-Pacific region, Central or Eastern Europe, the Middle East, Central or South America, Caribbean and Africa. Investors should be aware that the Fund may invest in numerous countries that are not presently included in the JPM EMBI Global Diversified Index and that the Fund is not required to invest in all countries included in the JPM EMBI.

Notice Regarding Index Data
“Bloomberg®“ and the Bloomberg indices listed herein (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by the distributor hereof (the “Licensee”).
The financial products named herein (the “Products”) are not sponsored, endorsed, sold or promoted by  Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Products or any member of the public regarding the advisability of investing in securities or commodities generally or in the Product particularly. The only relationship of Bloomberg to Licensee is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Licensee or the Products. Bloomberg has no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Products to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Products, in connection with the administration, marketing or trading of the Products.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING
Prospectus – Additional Information About the Fund27

ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE PRODUCT OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Fund Management
The Manager
AMERICAN BEACON ADVISORS, INC. (the “Manager”) serves as the Manager and administrator of the Fund. The Manager, located at 220 East Las  Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.
The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Advisers Act. The Manager, on behalf of  the Fund, has filed a notice claiming the CFTC Regulation 4.5 exclusion from registration as a CPO under the Commodity Exchange Act, and the Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.
For the fiscal year ended January 31, 2026, the Fund paid aggregate management fees to the Manager and investment advisory fees to its sub-advisors of 0.85% of the Fund’s average daily net assets, net of any waivers and recoupments of the management and sub-advisory fees.
As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.
As of the date of this Prospectus, the Fund does not intend to engage in securities lending activities.
A discussion of the Board’s consideration and approval of the Management Agreement between the Trust, on behalf of the Fund, and the Manager, the Investment Advisory Agreement among the Trust, on behalf of the Fund,  abrdn Investments Limited and the Manager, and the Investment Advisory Agreement among the Trust, on behalf of the Fund, Global Evolution USA,  LLC and the Manager is available in Item 11 of the Fund’s Form N-CSR as filed with the SEC for the fiscal  period ended July 31, 2025. A discussion of the Board’s consideration and approval of the Investment Advisory Agreement among the Trust, on behalf of the Fund, Ninety One North America, Inc., and the Manager is available in Item 11 of the Fund’s Form N-CSR as filed with the SEC for the fiscal year ended January 31, 2026.
From time to time, the Manager may contractually agree to waive fees and/or reimburse expenses of the  Fund to the extent that Total Annual Fund Operating Expenses exceed a percentage of a class’s average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). Once implemented, a contractual expense reimbursement and fee waiver by the Manager can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board. When the Manager enters into a fee waiver/expense reimbursement   agreement with the Fund, the Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.
The American Beacon team members discussed below are jointly and primarily responsible for the day-to-day management oversight of the sub-advisors, including reviewing the sub-advisors’ performance, allocating the Fund’s assets among the sub-advisors, and investing the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments.
Paul B. Cavazos, Senior Vice President and Chief Investment Officer and became a member of the portfolio management team upon joining the Manager in 2016. Prior to joining the Manager, Mr. Cavazos was Chief Investment Officer and Assistant Treasurer of DTE Energy from 2007 to 2016.
Colin J. Hamer, Senior Portfolio Manager, has served on the portfolio management team since 2018. Mr.  Hamer has served on the asset management team since January 2015, is a CFA® charterholder, and has earned the CAIA designation. Prior to joining the Manager, Mr. Hamer worked at Fidelity Investments in various investment-related roles from 2008 to 2014.
Patrick Sporl, Senior Portfolio Manager, has served on the Manager’s portfolio management team since 2016. He was previously a Senior Portfolio Manager in the Fixed Income group at the Manager from 1996 to 2016. Mr. Sporl is an inactive Certified Public Accountant, a CFA charterholder and a member of the CFA Institute and the CFA Society of Dallas/Fort Worth.
Mr. Cavazos is responsible for recommending sub-advisors to the Fund’s Board.  Messrs. Sporl, and Hamer oversee the sub-advisors, review the sub-advisors’ performance and allocate the Fund’s assets among the sub-advisors, as applicable.
The Fund’s SAI provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.
The Sub-Advisors
Set forth below is a brief description of each sub-advisor and the portfolio managers with joint and primary responsibility for the day-to-day management of the Fund. The Fund’s SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Fund and their compensation.
abrdn Investments Limited (“aIL”), 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG, is a U.S. registered investment adviser. aIL is a direct wholly-owned subsidiary of abrdn (Holdings) Limited, which has its registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. abrdn (Holdings) Limited is a direct wholly-owned subsidiary of  Aberdeen Group plc (“Aberdeen”), a London stock exchange listed company. Aberdeen  and its affiliates managed approximately
28Prospectus – Fund Management

$525.1  billion in assets as of December 31, 2025. Aberdeen and its affiliates provide asset management and investment solutions for clients and customers worldwide. Prior to November 25, 2022, abdrn  Investments Limited was known as Aberdeen Asset Managers Limited.
Siddharth Dahiya – Head of Emerging Market Corporate Debt: Bachelor’s degree (Hons) in Electronics and Electrical Communication Engineering from Punjab Engineering College, India. Post-graduate degree in Business Management from the Indian Institute of Management, Lucknow and CFA charterholder. Mr. Dahiya joined abrdn in 2010 and initially worked as a Credit Risk Analyst for the Counterparty Risk team. Previously, Mr. Dahiya worked for four years at ICICI Bank UK PLC in London. He was part of the Treasury Investment team focusing on Indian bond investments. He started his career at ICICI with the Corporate Finance team focusing on cross-border M&A.
Kevin  Daly – Investment Director, Emerging Market Debt: BA English Lit. UCLA. Mr. Daly joined the emerging market debt team at abrdn in April 2007 as a portfolio manager, having spent the previous 10 years at Standard & Poor’s in London and Singapore as a credit market analyst covering global emerging market debt, and was head of marketing for Global Sovereign Ratings. Mr. Daly was a regular participant on the Global Sovereign Committee, served as a member of the Sovereign Ratings Review Board, and was one of the initial members of the Emerging Market Council, formed in 2006 to advise senior management on business and market developments in emerging markets.
Edwin  Gutierrez – Head of Emerging Market Sovereign Debt: Georgetown University, MS in International Affairs and BA in International Political Economy from the University of California, Berkeley. Mr. Gutierrez joined abrdn via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005, where he held the same role since joining Deutsche in 2000. Mr. Gutierrez joined Deutsche Asset Management from Invesco Asset Management where he was an emerging debt portfolio manager. Prior to that, Mr. Gutierrez was a Latin American economist at LGT Asset Management.
Anthony Simond – Investment Director. Mr. Simond is an Investment Director on the Emerging Market Debt team at abrdn, where he covers a range of frontier markets. Mr.  Simond joined the company graduate scheme in 2008, completing placements in different areas of the business including the Pan European equities and Global equities team, before joining the Emerging Market Debt team in 2010. Mr.  Simond graduated with a BA (Honors) in Classics from the University of Bristol.
Global Evolution USA, LLC (“Global Evolution”),  is located at 250 Park Avenue, 15th Floor, New York, NY 10177, United States. Global Evolution is an investment management firm. The firm was formed in 2012 and managed approximately $1.16 billion as of March 31, 2026. Global Evolution is 100% owned by a parent company, Global Evolution Financial  ApS (Denmark) (“Global Ev Financial”), located at Buen 11, 2nd floor, Kolding Denmark 6000. Global  Evolution Holding ApS (Denmark) (“Global Ev Holding”) owns approximately 98.07% of Global Ev Financial. Conning Holdings Limited (UK) (“Conning”) owns approximately 90.84% of Global Ev Holding). The ultimate owner of Conning is Assicurazioni Generali S.p.A.
Morten Bugge co-founded Global Evolution Asset Management A/S (“GEAM”), an affiliate of Global Evolution, in 2007 and serves as Global Evolution’s Chief Investment Officer. Prior to co-founding GEAM, Mr. Bugge worked for seven years as a Managing Director at Sydbank responsible for all emerging markets funds. Prior to this, Morten held a role as proprietary emerging market fixed income and FX Trader for five years at Jyske Bank.
Christian Mejrup is Deputy Chief Investment Officer of EM Sovereign Debt and Senior Portfolio Manager responsible for formulating Global Evolution’s hard currency and local currency strategies with special focus on frontier countries. Prior to joining Global Evolution in 2007, Mr. Mejrup held a position as Portfolio Manager since 2005 in Sydbank Emerging Markets & Structured Credit where he was part of the investment management team responsible for emerging markets fixed income and FX mutual funds.
Lars Peter Nielsen is a Senior Portfolio Manager responsible for formulating Global Evolution’s local currency strategies. Prior to joining Global Evolution in 2007, Mr. Nielsen held a similar position in Sydbank Emerging Markets & Structured Credit where he was part of the investment management team responsible for emerging markets fixed income and FX mutual funds. Mr. Nielsen joined Sydbank in 2004, prior to which he spent four years trading and advising institutional investors on emerging markets fixed income at Jyske Bank.
Kristian Wigh is a Senior Portfolio Manager responsible for formulating hard currency strategies with main focus on traditional emerging market countries and ESG analysis across all strategies. Prior to joining Global Evolution in 2012, Mr. Wigh worked as a Research Analyst for Mergermarket (FT Group) from March 2012 to August 2012 and has previously worked for Danske Capital from July 2008 to December 2010.
Sofus Asboe is a Senior Portfolio Manager responsible for formulating hard currency strategies with main focus on traditional emerging market countries. Furthermore, he provides general support within the investment management team. Prior to joining Global Evolution in 2016, Mr. Asboe was employed as an Assistant Portfolio Manager at Markedskraft ASA in 2015. Mr. Asboe studied at Aarhaus University prior to joining Markedskraft ASA where he received his graduate degree in 2016. Mr. Asboe holds an MSc in Finance from Aarhaus, supplemented with courses from Harvard.
Stephen Bailey-Smith holds a position as Senior Economist and Portfolio Manager proving a valuable combination of top-down ideas and bottom-up country analysis to the investment process and portfolio management. Prior to joining Global Evolution in 2016, Stephen had many years of experience analyzing emerging and frontier economies and markets and is recognized as a leading authority on African financial markets, where he has been at the forefront of their rapid development in recent years. Previously Stephen was Head of Research and Strategy for Africa at Standard Bank for almost 10 years. He held previous positions in economics and strategy at ING Bank, independent research house IDEAGlobal and Dun and Bradstreet Ltd.
Anne Margrethe Tingleff is a Senior Portfolio Manager and is responsible for formulating hard currency and local currency strategies with special focus on frontier countries. She has been with Global Evolution since 2024. Ms. Tingleff attended the University of Copenhagen, Denmark (2003 – 2009) where she earned an MSc in Economics. From 2010 to 2014, she held a position at Sparinvest where she was part of the investment management team responsible for fixed income and FX mutual funds. From 2014 – 2020 she was at Nordea Asset Management being part of the team responsible for Global Fixed Income and Emerging Markets Debt and FX, and lately she was part of Danske Bank Asset Management from 2020-2024, with the team responsible for Emerging Markets Debt and FX.
GEAM is considered a participating affiliate of Global Evolution pursuant to applicable regulatory guidance and Messrs. Bugge, Mejrup, Nielsen, Wigh, Asboe, and Bailey-Smith and Ms.  Tingleff are considered to be “supervised persons” of Global Evolution, as the term is defined in the Advisers Act.
Ninety One North America, Inc. (“Ninety One NA”) is located at 65 East 55th Street,30th Floor, New York, NY 10022. Ninety One NA is registered with the SEC as an investment adviser under the Advisers Act. Ninety One NA is a wholly-owned subsidiary of Ninety One International Limited (“Ninety One International”), which is an indirect wholly-owned subsidiary of Ninety One Plc, a company listed on the London Stock Exchange, with a secondary listing on the Johannesburg Stock Exchange. Ninety One Plc is affiliated with Ninety One Limited (“Ninety One Ltd”), a company listed on the Johannesburg Stock Exchange. Ninety One Ltd is the majority owner of Ninety One Africa (Pty) Ltd, which is the parent of Ninety One  SA (Pty) Ltd (“Ninety One Pty”). Ninety One UK Ltd. (“Ninety One UK”) is also an indirect wholly-owned subsidiary of Ninety One Plc. The firm managed approximately $226.6 billion in assets as of March 31, 2026.
Prospectus – Fund Management29

Antoon de Klerk is Co-Head of Emerging Market Sovereign & FX within the Emerging Markets Fixed Income team. He is co-portfolio manager for the Emerging Markets Local Currency, the African Fixed Income and Global Frontier Markets strategies and contributes to regional analytical responsibility for Africa and Asia. Mr. de Klerk joined the Investec Group in 2005 as part of the Investec chartered accountant (TOPP) Program. After spending time in accounts and investment banking where he was involved with merger and acquisition advisory work, he joined the firm in 2006. Mr. de Klerk holds a Master’s degree (cum laude) in Economics and an honors degree in Accounting from the University of Stellenbosch and is qualified as a Chartered Accountant (SA, designation currently not held). Mr. de Klerk studied in Germany as part of his post-graduate economic studies.
Thys Louw is on the Emerging Markets Fixed Income team and is co-portfolio manager for the Emerging Markets Hard Currency, Africa Fixed Income and Global Frontier Markets strategies. He contributes to regional analytical research for Africa, as well as Top-Down asset allocation. Prior to joining the Fixed Income team in 2014, Mr. Louw spent two years in roles within the firm’s client service and investment support teams. Before joining the firm, he spent two years at Anglovaal Industries as an analyst within their corporate finance department. Mr. Louw holds a Bachelor of Commerce (Hons) degree in Investment Management from the University of Pretoria and is a CFA  Charterholder.
Ninety One Pty and Ninety One UK are considered participating affiliates of Ninety One NA pursuant to applicable regulatory guidance and the portfolio managers employed by those entities are considered to be “supervised persons” of Ninety One NA, as the term is defined in the Advisers Act.
Valuation of Shares
The price of the  Fund’s shares is based on its NAV. The  Fund’s NAV per share is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding.
The NAV per share of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the NYSE, which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.
Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.
The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the exchange rates as of 4:00 p.m. Eastern Time will normally be used.
Rule 2a-5 under the Investment Company Act establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether the Fund must fair value a security.
Among other things, Rule 2a-5 permits the Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Manager as valuation designee under Rule 2a-5 to perform fair value functions in accordance with the requirements of Rule 2a-5.
Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as for fixed-income securities and when: (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV per share, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. Securities may be fair valued as a result of significant events occurring after the close of the foreign markets in which the Fund invests. In addition,  the Fund may invest in illiquid securities requiring these procedures.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. You may view the Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links’’ and then ‘‘Daily NAVs.’’
About Your Investment
Choosing Your Share Class
The  Fund offers various classes of shares. Each share class of the  Fund represents an investment in the same portfolio of securities for the Fund, but each class has its own expense structure and combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best fits your situation.
Factors you should consider when choosing a class of shares include:

■	How long you expect to own the shares;

■	How much you intend to invest;

■	Total expenses associated with owning shares of each class;

■	Whether you qualify for any reduction or waiver of sales charges;

■	Whether you plan to take any distributions in the near future; and

30Prospectus – About Your Investment

■	Availability of share classes.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.
A Class Charges and Waivers
The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Fund both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.
Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or other distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ‘‘A Class Sales Charge Reductions and Waivers.’’

Amount of Sale/Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 and above	0.00%	0.00%†	‡
†	No initial sales charge applies on purchases of $500,000 or more. A CDSC of 1.00% of the offering price will be charged on purchases of $500,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.
‡	See “Dealer Concessions on A Class Purchases Without a Front-End Sales Charge.”
The Distributor retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses. This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.
A Class Sales Charge Reductions and Waivers
A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Fund’s transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you, or your financial intermediary, do not let the Fund’s transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.
Waiver of Sales Charges
There is no front-end sales charge if you invest $500,000 or more in A Class shares of the Fund.
Sales charges also may be waived for certain shareholders or transactions, such as:

■	The Manager or its affiliates;

■
Present and former directors, trustees, officers, employees of the Manager, the Manager’s parent company, and the American Beacon Funds  (and their ‘‘immediate family’’ as defined in the SAI), and retirement plans established by them for their employees;

■	Registered representatives or employees of intermediaries that have selling agreements with the Fund;

■	Shares acquired through merger or acquisition;

■	Insurance company separate accounts;

■	Employer-sponsored retirement plans;

■	Dividend reinvestment programs;

■
Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

■
Shareholders that purchase the Fund through a financial intermediary that offers our A Class shares uniformly on a ‘‘no load’’ (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares;

■	Mutual fund shares exchanged from an existing position in the same fund as part of a share class conversion instituted by an intermediary; and

■	Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class shares sales charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.
Reduced Sales Charges
Under a “Rights of Accumulation Program,” a “Letter of Intent” or through “Concurrent Purchases” you may be eligible to buy A Class shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.
This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.
Dealer Concessions on A Class Purchases Without a Front-End Sales Charge
Brokers who initiate and are responsible for purchases of $500,000 or more of A Class shares of the Fund may receive a dealer concession from the Fund’s Distributor of 1.00% of the offering price. If a client or broker is unable to provide account verification on purchases of $500,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ‘‘A Class Sales Charge Reductions and Waivers’’ are not eligible for dealer concessions on purchases of $500,000 or more.
Prospectus – About Your Investment31

Rights of Accumulation Program
Under the Rights of Accumulation Program, you may qualify for a reduced sales charge for A Class shares by aggregating all of your investments held in certain accounts (‘’Qualified Accounts’’). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

■	Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

■	UTMAs/UGMAs;

■	IRAs, including traditional, Roth, SEP and SIMPLE IRAs; and

■	Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.
You must notify your financial intermediary, or the  Fund’s transfer agent, in the case of shares held directly with the Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current market value, as of the day prior to your additional American Beacon Funds’ purchase (whichever is higher) of your existing American Beacon Funds mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and other distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.
If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current market value of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Fund’s transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.
Upon receipt of the above referenced supporting documentation, the financial intermediary or the Fund’s transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
Letter of Intent
If you plan to invest at least $50,000 (excluding any reinvestment of dividends and other distributions) during the next 13 months in any class of the Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.
A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.
Concurrent Purchases
You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.
CDSC — A Class Shares
Unless a waiver applies, investors who purchase $500,000 or more of A Class shares of the Fund (and, thus, pay no initial sales charge) will be subject to a 1.00% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.
CDSC — C Class Shares
If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.
How CDSCs will be Calculated
The amount of the CDSC will be based on the market value of the redeemed shares at the time of the redemption or the original purchase price, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV per share over the initial purchase price or shares you received through the reinvestment of dividends or  other distributions.
To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will redeem your shares in the following order:

■	shares acquired by the reinvestment of dividends or other distributions;

■	other shares that are not subject to the CDSC;

■	shares held the longest during the holding period.

Waiver of CDSCs — A and C Class Shares
A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Fund’s transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Fund’s transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.
The CDSC may be waived if:
32Prospectus – About Your Investment

■	The redemption is due to a shareholder’s death or post-purchase disability;

■	The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

■	The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

■	The redemption is for a “required minimum distribution” from a traditional IRA as determined by the Internal Revenue Service;

■	The redemption is due to involuntary redemptions by the Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions;

■	The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

■	The redemption is to return excess contributions made to a retirement plan; or

■	The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.
Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the  Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.
Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges). Such intermediary-specific sales charge variations are described in Appendix A to this Prospectus, entitled “Intermediary Sales Charge Discounts, Waivers and Other Information.” Appendix A is incorporated herein by reference (is legally a part of this Prospectus).
In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders may have to purchase Fund shares through another intermediary to receive these waivers or discounts. This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1-800-658-5811 or consult with your financial professional.
Conversion of C Class Shares to A Class Shares
C Class shares convert automatically into A Class shares eight (8) years after the initial date of purchase or, if you acquired your C Class shares through an exchange or conversion from another share class, eight (8) years after the date you acquired your C Class shares, provided the conversion is available through your financial intermediary. When C Class shares that you acquired through a purchase or exchange convert to A Class shares, any other C Class shares that you purchased with reinvested dividends and distributions also will convert into A Class shares on a pro rata basis. A different holding period may also apply depending on your intermediary. Certain financial intermediaries may not make this conversion available to their clients. Please see “Appendix A—Intermediary Sales Charge Discounts, Waivers and Other Information“ in this Prospectus, or contact your financial intermediary for additional information.
Purchase and Redemption of Shares
Eligibility
The A Class, C Class,  Y Class, R5 Class and Investor Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States. Subject to your eligibility, as described below, you may invest in the Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans. As described below, the Manager may allow certain individuals to invest directly in the Fund in its sole discretion.
If you are eligible and invest directly with the Fund, the fees and policies with respect to the Fund’s shares that are outlined in this Prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or a share class for any investor.
Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than  C Class shares for amounts of $500,000 or more, the Fund will decline a request to purchase  C Class shares for $500,000 or more.
If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper ‘‘breakpoint’’ discount and all information regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.
Minimum Investment Amount by Share Class

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
R5	$250,000	$50	None
The Manager may allow a reasonable period of time after opening an account for a Y Class or R5 Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial professionals who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.
Prospectus – About Your Investment33

Opening an Account
You may open an account through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.
Direct mutual fund accounts are not available to new shareholders. Existing direct mutual fund account shareholders may continue to buy or sell shares through their existing direct mutual fund accounts, but will not be able to open new direct mutual fund accounts. The Manager may allow the following individuals or entities to open new direct mutual fund accounts in its sole discretion: (i) corporate accounts, (ii) employees of the Manager, or its direct parent company, Resolute Investment Managers, Inc., and its affiliates and subsidiaries, (iii) employees of a sub-advisor to a fund in the American Beacon Funds Complex, (iv) members of the Board,  and (v) members of the Manager’s Board of Directors.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.
The  Fund reserves the right to liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution  is unable to verify the shareholder’s identity within three days of account opening.
Purchase Policies
Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. A purchase order is considered to be received in good order when it complies with all of the Fund’s applicable policies. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business, plus any applicable sales charges. Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.
The Fund has authorized certain third-party financial intermediaries, such as broker-dealers, insurance companies, third-party administrators and trust companies, to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner. The Fund is not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.
Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether Fund shares are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. The Fund reserves the right to require payment by wire. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ‘‘starter’’ checks, credit card checks, money orders, cashier’s checks, or third-party checks.
If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.
Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.
Redemption Policies
If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of the Fund. A sale or redemption of your shares is generally taxable to you. See “Distributions and Taxes - Taxes.”
The redemption price will be the NAV per share next determined after a redemption request is received in good order, minus any applicable CDSC. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).
Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check, ACH, or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.
You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of the Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Fund. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and other distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV per share next calculated after the Fund receives your request. You must notify the Fund and your financial intermediary at the time of investment if you decide to exercise this privilege.
The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.
Although the Fund intends to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the interfund credit facility, or from a bank line of credit, in stressed market conditions and other appropriate circumstances, the Fund reserves the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities
34Prospectus – About Your Investment

or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.
Exchange Policies
If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for the intermediary’s policies to effect an exchange.
Shares of any class of the Fund may be  exchanged for  shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled ‘‘Redemption Policies’’ and ‘‘Purchase Policies’’ for additional limitations that apply to redemptions and purchases. There is no front-end sales charge on exchanges between A Class shares of the Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund that has a CDSC. However, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.
Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.
If Fund shares were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of the Fund and into another fund.
The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange requests if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.
Shares of any class of the Fund may be converted to shares of another class of the Fund under certain limited circumstances.  For federal income tax purposes, the conversion of shares of one share class of the Fund to shares of a different share class of the Fund will not result in the realization of a capital gain or loss. However, an exchange of shares of the Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of a capital gain or loss for those purposes.
How to Purchase, Redeem or Exchange Shares
If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. The Fund will not accept a purchase order of $500,000 or more for  C Class shares if the purchase is known to be on behalf of a single investor (not including dealer “street name” or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

• Your name/account registration

• Your account number

• Type of transaction requested

• Fund name(s) and fund number(s)

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 801 Pennsylvania Ave Suite 219643 Kansas City, MO 64105-1307
Purchases by Wire:
Send a bank wire to State Street Bank and Trust Co. with these instructions:

■	ABA# 0110-0002-8; AC-9905-342-3,

■	Attn: American Beacon Funds,

■	the fund name and fund number, and

■	shareholder account number and registration.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Prospectus – About Your Investment35

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
R5	$250,000	$50	None
Redemption proceeds will be mailed to the account of record or transmitted to commercial bank designated on the account application form.
Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.
To protect the  Fund and your account from fraud, a Medallion signature guarantee is required for redemption orders:

■	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

■	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The  Fund only accepts Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.
Payments to Financial Intermediaries
For certain share classes, the Fund and/or the Manager (and/or the Manager’s affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.
The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invests in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that  party’s own resources and constitute what is sometimes referred to as ‘‘revenue sharing.’’
Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager  may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.
Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or  its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.
Additional Payments with Respect to Y Class Shares
Y Class shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
General Policies
If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
A, Investor	$2,500
C	$1,000
Y	$25,000

Share Class	Account Balance
R5	$75,000
If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right, upon 30 days’ advance written notice, to close the account and send the proceeds to the shareholder. The Fund reserves the authority to modify minimum account balances in its discretion.
A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.
An ACH privilege allows electronic transfer from a checking or savings account into a direct account with the Fund. The ACH privilege may not be used for initial purchases but may be used for subsequent purchases and redemptions. Purchases of Fund shares by ACH are subject to a limit of $2,000 per day.  The  Fund reserves the right to waive such limit in its sole discretion.
ACH privileges must be requested on the account application, or may be established on an existing account by submitting a request in writing to the Fund. Validated signatures from all shareholders of record for the account are required on the written request. See details below regarding signature validations. Such privileges apply unless and until the Fund receives written instructions from all shareholders of record canceling such privileges. Changes of bank account information must also be made in writing with validated signatures. The Fund reserves the right to amend, suspend or discontinue the ACH privilege at any time without prior notice. The ACH privilege does not apply to shares held in broker “street name” accounts or in other omnibus accounts.
When a signature validation is called for, a Medallion signature guarantee or Signature Validation Program (“SVP”) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust
36Prospectus – About Your Investment

company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The Fund may reject a Medallion signature guarantee or SVP stamp. Shareholders should call 1-800-658-5811 for additional details regarding the Fund’s signature guarantee requirements.
The following policies apply to instructions you may provide to the Fund by telephone:

■
The  Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■	The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The  Fund reserves the right to:

■
liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder’s identity within three business days of account opening,

■	seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and

■	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.
Escheatment
Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ‘‘inactivity’’ or the absence of customer-initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder-initiated activity on an account for at least three (3) to five (5) years.
Depending on the laws in your jurisdiction, customer-initiated contact might be achieved by one of the following methods:

■	Send a letter to American Beacon Funds via the United States Post Office.

■
Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund’s secure web application.

■	Access your account through the Fund’s secure web application.

■	Cashing checks that are received and are made payable to the owner of the account.

The Fund, the Manager, and the transfer agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. Unless you hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third-party intermediary regarding applicable state escheatment laws.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.
Contact information:

American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 1-800-658-5811 www.americanbeaconfunds.com

Frequent Trading and Market Timing
Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including: (i) the dilution of the Fund’s NAV per share, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV per share is known as market timing.
The Fund is  particularly at risk for market timing activity. Please see “Market Timing Risk” under the description of the  Fund.
The Fund’s Board has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact one ‘‘round trip’’ in  the Fund in any rolling 90-day period. A ‘‘round trip’’ is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of the Fund. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund’s shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.
The round-trip limit does not apply to the following transaction types:

■	shares acquired through the reinvestment of dividends and other distributions;

Prospectus – About Your Investment37

■	systematic purchases and redemptions;

■	shares redeemed to return excess IRA contributions; or

■
certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third-party administrators of retirement plans, and trust companies, will be asked to enforce the Fund’s policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Fund that they are currently unable to enforce the Fund’s policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund’s policies. The Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Fund.
The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Funds have entered into agreements with the intermediaries that service the Fund’s investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund’s instructions to restrict transactions by investors who the Manager has identified as having violated the Fund’s policies and procedures to deter frequent trading and market timing.
Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs’’ by the Fund based on specific criteria established by the Fund  and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio, (iii) provides the Manager a description of the wrap program(s), and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of  the Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to  the Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund’s frequent trading and market timing policies.
Each Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund’s policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.
Distributions and Taxes
The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”) on a monthly basis and distributions of realized net capital gains (“capital gain distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “other distributions”) on an annual basis (and dividends and other distributions are sometimes referred to below collectively as “distributions”). Different tax treatment applies to different types of distributions (as described in the table under “Taxes”).
The Fund does not have a fixed dividend rate nor does it guarantee that it will pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Any dividends are paid monthly, and capital gains distributions and other distributions are paid annually.
Options for Receiving Dividends and Other Distributions
When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your account application, distributions payable to you by  the Fund will be reinvested in additional shares of the distributing class of the Fund. There are four payment options available:

■	Reinvest All Distributions. You can elect to reinvest all distributions by the Fund in additional shares of the distributing class of the Fund.

■
Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by the Fund in additional shares of the distributing class of the Fund while receiving the other types of distributions by the Fund by check or having them sent directly to your bank account by ACH (“in cash”).

■	Receive All Distributions in Cash. You can elect to receive all distributions in cash.

■
Reinvest Your Distributions in shares of another American Beacon Fund. You can reinvest all of your distributions by  the Fund on a particular class of shares  in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

Distributions of Fund income are generally taxable to you regardless of the manner in which they are received or reinvested.
If you invest directly with the Fund, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by the Fund totaling less than $10.00 will be reinvested in shares of the distributing class of the Fund and will not be paid to you by check.
If you elect to receive a  distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, the Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions, in shares of the distributing class of the Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.
Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.
38Prospectus – About Your Investment

Taxes
Fund distributions are taxable to shareholders other than tax-qualified retirement plans and accounts and other tax-exempt investors. However, the portion of the Fund’s dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are “qualified dividend income” (as described below), are subject to federal income tax at the rates for ordinary income contained in the Internal Revenue Code. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss (“net capital gain”)*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to ‘‘qualified dividend income,’’ if any.
To the extent distributions are attributable to net capital gain that the Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual’’) (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares.   A portion of the dividends the Fund pays to individuals may be ‘‘qualified dividend income’’ (‘‘QDI’’) and thus eligible for the preferential rates, mentioned above,  that apply to net capital gain. QDI is the aggregate of dividends the Fund receives on shares of most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.
A portion of the dividends the Fund pays may also be eligible for the dividends-received deduction allowed to corporations (“DRD”), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only.
The Fund does not expect a substantial part of its dividends to qualify as QDI or be eligible for the DRD.
A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.
A shareholder who wants to use an acceptable basis determination method with respect to Fund shares  other than the average basis method (the Fund’s default method) must elect to do so in writing, which may be electronic. The Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for dispositions of Fund shares. See “Tax Information” in the SAI for a description of the rules regarding that election and the Fund’s reporting obligation.
An individual must pay a 3.8% tax on the lesser of (1) the individual’s ‘‘net investment income,’’ which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual’s ‘‘modified adjusted gross income’’ over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.   Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.
Each year, the Fund’s shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.
The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund.
Additional Information
The Fund’s Board oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Fund’s manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or the Fund’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice.
Distribution and Service Plans
The Fund has adopted separate Distribution Plans for its A Class and C Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class and C Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class shares of the Fund will pay up to 0.25% per annum of the average daily net assets attributable to the A Class and the C Class shares of the Fund will pay up to 1.00% per annum of the average daily net assets attributable to the C Class, to the Manager (or another entity approved by the Board). Because these fees are paid out of the Fund’s A Class and C Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Prospectus – Additional Information39

The Fund has also adopted a shareholder services plan for its A Class, C Class and Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, and up to 0.375% of the average daily net assets attributable to the Investor Class shares.   In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class shares of the Fund.
Portfolio Holdings
A complete list of the Fund’s holdings is made available on the Fund’s website on a monthly basis approximately twenty days after the end of each month and remains available for six months thereafter. A list of the Fund’s ten largest holdings is made available on the Fund’s website on a quarterly basis. The ten largest holdings of the Fund  are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. The Fund’s ten largest holdings may also be accessed by selecting the Fund’s fact sheet.
A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the SAI, which you may access on the Fund’s website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.
Delivery of Documents
The summary prospectus, Annual Shareholder Report and Semi-Annual Shareholder Report (“Shareholder Reports”) are available online at www.americanbeaconfunds.com/reports. If you are interested in electronic delivery of the Fund’s summary prospectus or Shareholder Reports, please go to  www.americanbeaconfunds.com and click on ‘‘Quick Links’’ and then ‘‘Register for E-Delivery.’’
To reduce expenses, your financial institution may mail only one copy of the summary prospectus and Shareholder Reports to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information in the financial highlights has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, an Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual Form N-CSR, which you may obtain upon request.
40Prospectus – Additional Information

American Beacon Developing World Income Fund
	A Class
For a share outstanding throughout the period:	Year Ended January 31, 2026	Year Ended January 31, 2025	Year Ended January 31, 2024	Year Ended January 31, 2023	Year Ended January 31, 2022
Net asset value, beginning of period	$7.20	$6.92	$6.92	$8.15	$8.34
Income (loss) from investment operations:
Net investment income	0.77A	0.87A	0.63	0.66	0.61
Net gains (losses) on investments (both realized and unrealized)	0.54	0.25	0.01	(1.30)	(0.17)
Total income (loss) from investment operations	1.31	1.12	0.64	(0.64)	0.44
Less distributions:
Dividends from net investment income	(0.74)	(0.84)	(0.64)	(0.43)	(0.63)
Tax return of capitalB	—	—	—	(0.16)	—
Total distributions	(0.74)	(0.84)	(0.64)	(0.59)	(0.63)
Redemption fees added to beneficial interestsC
Net asset value, end of period	$7.77	$7.20	$6.92	$6.92	$8.15
Total returnD	19.46%	17.15%	9.98%	(7.67)%	5.32%
Ratios and supplemental data:
Net assets, end of period	$21,374,763	$6,312,947	$3,179,862	$2,574,241	$5,855,674
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.34%	1.39%	1.44%	1.41%	1.36%
Expenses, net of reimbursements and/or recoupments	1.34%	1.39%	1.44%	1.41%	1.36%
Net investment income, before expense reimbursements and/or recoupments	10.52%	12.17%	9.79%	8.28%	7.62%
Net investment income, net of reimbursements and/or recoupments	10.52%	12.17%	9.79%	8.28%	7.62%
Portfolio turnover rate	34%	42%	26%	42%	39%
A	Per share amounts have been calculated using the average shares method.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
Prospectus – Additional Information41

American Beacon Developing World Income Fund
	C Class
For a share outstanding throughout the period:	Year Ended January 31, 2026	Year Ended January 31, 2025	Year Ended January 31, 2024	Year Ended January 31, 2023	Year Ended January 31, 2022
Net asset value, beginning of period	$7.15	$6.88	$6.88	$8.11	$8.30
Income (loss) from investment operations:
Net investment income	0.70A	0.80A	0.60	0.54	0.56
Net gains (losses) on investments (both realized and unrealized)	0.55	0.26	(0.01)	(1.24)	(0.18)
Total income (loss) from investment operations	1.25	1.06	0.59	(0.70)	0.38
Less distributions:
Dividends from net investment income	(0.69)	(0.79)	(0.59)	(0.38)	(0.57)
Tax return of capitalB	—	—	—	(0.15)	—
Total distributions	(0.69)	(0.79)	(0.59)	(0.53)	(0.57)
Redemption fees added to beneficial interestsC	—	—	—	—	—
Net asset value, end of period	$7.71	$7.15	$6.88	$6.88	$8.11
Total returnD	18.58%	16.25%	9.26%	(8.41)%	4.58%
Ratios and supplemental data:
Net assets, end of period	$13,402,027	$10,283,909	$8,609,551	$7,880,681	$9,775,702
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.07%	2.12%	2.17%	2.18%	2.12%
Expenses, net of reimbursements and/or recoupments	2.07%	2.12%	2.17%	2.18%	2.12%
Net investment income, before expense reimbursements and/or recoupments	9.69%	11.37%	9.07%	7.69%	6.75%
Net investment income, net of reimbursements and/or recoupments	9.69%	11.37%	9.07%	7.69%	6.75%
Portfolio turnover rate	34%	42%	26%	42%	39%
A	Per share amounts have been calculated using the average shares method.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
42Prospectus – Additional Information

American Beacon Developing World Income Fund
	Y Class
For a share outstanding throughout the period:	Year Ended January 31, 2026	Year Ended January 31, 2025	Year Ended January 31, 2024	Year Ended January 31, 2023	Year Ended January 31, 2022
Net asset value, beginning of period	$7.21	$6.93	$6.92	$8.16	$8.35
Income (loss) from investment operations:
Net investment income	0.79A	0.89A	0.67	0.61	0.65
Net gains (losses) on investments (both realized and unrealized)	0.54	0.25	(0.00)B	(1.25)	(0.19)
Total income (loss) from investment operations	1.33	1.14	0.67	(0.64)	0.46
Less distributions:
Dividends from net investment income	(0.76)	(0.86)	(0.66)	(0.43)	(0.65)
Tax return of capitalC	—	—	—	(0.17)	—
Total distributions	(0.76)	(0.86)	(0.66)	(0.60)	(0.65)
Redemption fees added to beneficial interestsB	—	—	—	—	—
Net asset value, end of period	$7.78	$7.21	$6.93	$6.92	$8.16
Total returnD	19.75%	17.44%	10.46%	(7.55)%	5.61%
Ratios and supplemental data:
Net assets, end of period	$1,275,058,988	$567,422,035	$389,293,148	$305,728,868	$397,300,935
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.08%	1.12%	1.15%	1.17%	1.13%
Expenses, net of reimbursements and/or recoupments	1.08%	1.12%	1.15%	1.17%	1.13%
Net investment income, before expense reimbursements and/or recoupments	10.74%	12.44%	10.13%	8.74%	7.86%
Net investment income, net of reimbursements and/or recoupments	10.74%	12.44%	10.13%	8.74%	7.86%
Portfolio turnover rate	34%	42%	26%	42%	39%
A	Per share amounts have been calculated using the average shares method.
B	Amount represents less than $0.01 per share.
C	Tax return of capital is calculated based on shares outstanding at the time of distribution.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
Prospectus – Additional Information43

American Beacon Developing World Income Fund
	R5 Class
For a share outstanding throughout the period:	Year Ended January 31, 2026	Year Ended January 31, 2025	Year Ended January 31, 2024	Year Ended January 31, 2023	Year Ended January 31, 2022
Net asset value, beginning of period	$7.20	$6.93	$6.92	$8.16	$8.34
Income (loss) from investment operations:
Net investment income	0.79A	0.89A	0.68	0.61	0.68
Net gains (losses) on investments (both realized and unrealized)	0.55	0.24	0.00B	(1.24)	(0.20)
Total income (loss) from investment operations	1.34	1.13	0.68	(0.63)	0.48
Less distributions:
Dividends from net investment income	(0.76)	(0.86)	(0.67)	(0.44)	(0.66)
Tax return of capitalC	—	—	—	(0.17)	—
Total distributions	(0.76)	(0.86)	(0.67)	(0.61)	(0.66)
Redemption fees added to beneficial interestsB	—	—	—	—	—
Net asset value, end of period	$7.78	$7.20	$6.93	$6.92	$8.16
Total returnD	19.94%	17.33%	10.52%	(7.50)%	5.80%
Ratios and supplemental data:
Net assets, end of period	$214,356,258	$78,290,359	$52,304,497	$46,282,796	$47,897,191
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.05%	1.09%	1.09%	1.12%	1.06%
Expenses, net of reimbursements and/or recoupments	1.05%	1.09%	1.09%	1.12%	1.06%
Net investment income, before expense reimbursements and/or recoupments	10.75%	12.49%	10.14%	8.81%	7.79%
Net investment income, net of reimbursements and/or recoupments	10.75%	12.49%	10.14%	8.81%	7.79%
Portfolio turnover rate	34%	42%	26%	42%	39%
A	Per share amounts have been calculated using the average shares method.
B	Amount represents less than $0.01 per share.
C	Tax return of capital is calculated based on shares outstanding at the time of distribution.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
44Prospectus – Additional Information

American Beacon Developing World Income Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended January 31, 2026	Year Ended January 31, 2025	Year Ended January 31, 2024	Year Ended January 31, 2023	Year Ended January 31, 2022
Net asset value, beginning of period	$7.19	$6.92	$6.91	$8.15	$8.33
Income (loss) from investment operations:
Net investment income	0.77A	0.88A	0.65	0.60	0.62
Net gains (losses) on investments (both realized and unrealized)	0.54	0.23	(0.00)B	(1.25)	(0.17)
Total income (loss) from investment operations	1.31	1.11	0.65	(0.65)	0.45
Less distributions:
Dividends from net investment income	(0.74)	(0.84)	(0.64)	(0.43)	(0.63)
Tax return of capitalC	—	—	—	(0.16)	—
Total distributions	(0.74)	(0.84)	(0.64)	(0.59)	(0.63)
Redemption fees added to beneficial interestsB	—	—	—	—	—
Net asset value, end of period	$7.76	$7.19	$6.92	$6.91	$8.15
Total returnD	19.52%	17.02%	10.19%	(7.81)%	5.47%
Ratios and supplemental data:
Net assets, end of period	$165,005,817	$75,898,242	$35,099,499	$35,767,335	$51,845,178
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.31%	1.38%	1.41%	1.44%	1.38%
Expenses, net of reimbursements and/or recoupments	1.31%	1.38%	1.41%	1.44%	1.38%
Net investment income, before expense reimbursements and/or recoupments	10.53%	12.34%	9.77%	8.38%	7.50%
Net investment income, net of reimbursements and/or recoupments	10.53%	12.34%	9.77%	8.38%	7.50%
Portfolio turnover rate	34%	42%	26%	42%	39%
A	Per share amounts have been calculated using the average shares method.
B	Amount represents less than $0.01 per share.
C	Tax return of capital is calculated based on shares outstanding at the time of distribution.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
Prospectus – Additional Information45

Additional Information
Additional information about the Fund is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Fund’s website at www.americanbeaconfunds.com.
Annual Shareholder Report/Semi-Annual Shareholder Report and Form N-CSR
The Fund’s Annual and Semi-Annual Shareholder Reports and Form N-CSR include additional information about the Fund’s investments. The Annual Shareholder Report also includes a discussion by the Manager of market conditions and investment strategies that materially affected  the Fund’s performance during the reporting period. The Form N-CSR includes  the Fund’s annual and semi-annual financial statements, as well as the report of the  Fund’s independent registered public accounting firm in the annual financial statements.
SAI
The SAI contains more details about the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the SEC.
Appendix A to the Prospectus – Intermediary Sales Charge Discounts, Waivers and Other Information
Appendix A contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is incorporated herein by reference (is legally a part of this Prospectus).
To obtain more information about the Fund, such as the Fund’s financial statements, or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov
The SAI and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Fund may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds and American Beacon Developing World Income Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-04984

Appendix A
INTERMEDIARY SALES CHARGE DISCOUNTS, WAIVERS AND OTHER INFORMATION
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive any applicable waivers or discounts. Please see the section entitled “Choosing Your Share Class” for more information on sales charges and waivers available for different classes.
The information in this Appendix is part of, and incorporated into, the Fund’s prospectus.
Appendix A: Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an  Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

■	Transaction size breakpoints, as described in this prospectus or the SAI.

■	Rights of accumulation (ROA), as described in this prospectus or the SAI.

■	Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through  Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an  Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

■
shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

■	shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

■
shares exchanged from Class  C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

■	shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

■
shares purchased by or through qualified accounts (including IRAs,  Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

■
shares purchased from the proceeds of  redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an  Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

■	redemptions due to death or disability of the shareholder

■	shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

■	redemptions made in connection with a return of excess contributions from an IRA account

■	shares purchased through a Right of Reinstatement (as defined above)

■	redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Appendix A:  Robert  W. Baird & Co. (“Baird”)
Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and  CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI
Front-End Sales Charge Waivers on Investors A-shares Available at Baird

■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund • Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

■
Shares purchased within 90 days following a redemption from an American Beacon Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■
A shareholder in the Fund’s Investor  C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird
Prospectus – AppendixA-1

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

■
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of American Beacon assets held by accounts within the purchaser’s household at Baird. Eligible American Beacon assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of American Beacon through Baird, over a 13-month period of time.

Appendix A: Edward Jones
Appendix A: Edward Jones Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

■
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the American Beacon Fund complex held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the  ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

■
The employer maintaining a  SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

■	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

■
Through a  LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

■
If the employer maintaining a  SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

■
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

■	Shares purchased in an Edward Jones fee-based program.

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

■
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

•	The redemption and repurchase occur in the same account.

•
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion,  recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

■
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining  CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

A-2Prospectus – Appendix

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a  CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	The death or disability of the shareholder.

■	Systematic withdrawals with up to 10% per year of the account value.

■	Return of excess contributions from an Individual Retirement Account (IRA).

■
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

■	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

■	Shares exchanged in an Edward Jones fee-based program.

■	Shares acquired through NAV reinstatement.

■	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less.

The following are examples of accounts that are not included in this policy:

•	A fee-based account held on an Edward Jones platform

•	A 529 account held on an Edward Jones platform

•	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

Appendix A: Janney Montgomery Scott
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

■	Shares acquired through a right of reinstatement.

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

■	Shares sold upon the death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

■	Shares purchased in connection with a return of excess contributions from an IRA account.

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

■	Shares acquired through a right of reinstatement.

■	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s Prospectus.

■
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

  *Also referred to as an “initial sales charge.”
Prospectus – AppendixA-3

Appendix A: J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at  J.P. Morgan Securities LLC

■
Shares exchanged from Class  C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

■
Qualified employer-sponsored defined contribution and defined benefit retirement plans,  nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include  SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

■	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

■	Shares purchased through rights of reinstatement.

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

■
A shareholder in the fund’s Class  C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

■	Shares sold upon the death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

■	Shares purchased in connection with a return of excess contributions from an IRA account.

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

■	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

■	Breakpoints as described in the prospectus.

■
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

■	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Appendix A: Merrill Lynch
Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill

■
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Shares purchased through a Merrill investment advisory program

■	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

■	Shares purchased through the Merrill Edge Self-Directed platform

■	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

■	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

■
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill  SLWD Supplement)

■	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

■
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same

A-4Prospectus – Appendix

account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

■	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

■	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

■	Shares sold due to return of excess contributions from an IRA account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

■
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

■
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

■
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

■	On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

■
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

■	On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

Appendix A: Morgan Stanley
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

■
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Appendix A: Oppenheimer & Co. Inc. (“OPCO”)
Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

■
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by or through a 529 Plan

■	Shares purchased through an OPCO affiliated investment advisory program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■
Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

■	Employees and registered representatives of OPCO or its affiliates and their family members

■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus

■	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

Prospectus – AppendixA-5

■	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in this prospectus.

■
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Appendix A: Raymond James
Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Raymond James

■	Shares purchased in an investment advisory program.

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

■	Death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

■	Return of excess contributions from an IRA Account.

■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

■	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in this Prospectus.

■
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Appendix A: Stifel
Effective August 27, 2025, shareholders purchasing or holding American Beacon Fund Complex shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
CLASS A SHARES
As described elsewhere in this prospectus,  Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the American Beacon Funds Complex held by accounts within the purchaser’s household at Stifel. Ineligible assets include class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at  Stifel
• Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
• Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
• Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the American Beacon Funds Complex.
• Shares purchased from the proceeds of redeemed shares of American Beacon Funds Complex so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
• Shares from rollovers into Stifel from retirement plans to IRAs.
• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel.
A-6Prospectus – Appendix

Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
• Purchases of Class 529-A shares through a rollover from another 529 plan.
• Purchases of Class 529-A shares made for reinvestment of refunded amounts.
• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
Contingent Deferred Sales Charges Waivers on Class A and  C Shares
• Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
• Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
• Return of excess contributions from an IRA Account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
• Shares acquired through a right of reinstatement.
• Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
• Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
• Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
Appendix A: Wells Fargo
Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network,  LLC (collectively, “Wells Fargo Advisors”)
Wells Fargo Clearing Services,  LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

■
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered  NAV.

■
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.  WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

■	Shares purchased through a rollover from another 529 plan.

■	Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the  NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information.

■	Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

■
Effective April 1, 2026,  SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

■
Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

■	Gift of shares will not be considered when determining breakpoint discounts.

Prospectus – AppendixA-7

Appendix B
GLOSSARY

ACH	Automated Clearing House
American Beacon or Manager	American Beacon Advisors, Inc.
Beacon Funds	American Beacon Funds
Board	Board of Trustees
Capital Gains Distributions	Distributions of realized net capital gains
CDSC	Contingent Deferred Sales Charge
CFD	Contract For Difference
CFTC	Commodity Futures Trading Commission
CLN	Credit-Linked Notes
CPO	Commodity Pool Operator
Dividends	Distributions from the Fund’s net investment income
ESG	Environmental, Social, and Governance
Forwards	Forward Currency Contracts
FX	Foreign Currency
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Junk Bonds	High-yield, non-investment grade bonds
LOI	Letter of Intent
Management Agreement	The Fund’s Management Agreement with the Manager
Moody’s	Moody’s Investors Service, Inc.
NAV	Fund’s net asset value
NDF	Non-deliverable foreign currency forward contract
NYSE	New York Stock Exchange
Other Distributions	Distributions of net gains from foreign currency transactions
OTC	Over-the-Counter
QDI	Qualified Dividend Income
S&P Global	S&P Global Ratings
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
SVP	Signature Validation Program
Trust	American Beacon Funds
UK	United Kingdom
Prospectus – AppendixB-1

Statement of Additional Information
  June 1, 2026

Ticker
Share Class	A	C	Y	R5	Investor
American Beacon Developing World Income Fund	AGUAX	AGECX	AGEYX	AGEIX	AGEPX
This Statement of Additional Information (“SAI”) should be read in conjunction with the prospectus dated June 1, 2026 (the “Prospectus”) for the American Beacon Developing World Income Fund  (the “Fund”), a separate series of American Beacon Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling 1-800-658-5811. You also may obtain copies of the Prospectus without charge by visiting the Fund’s website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Fund’s Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus. Capitalized terms in this SAI have the same definition as in the Prospectus, unless otherwise defined. Capitalized terms that are not otherwise defined in this SAI or the Prospectus are defined in Appendix B.
The financial statements and accompanying notes appearing in Item 7 of the Fund’s Form  N-CSR for the fiscal year ended  January 31, 2026 are incorporated by reference into this SAI. Copies of the Fund’s Annual and Semi-Annual Shareholder Reports, and financial statements and accompanying notes, may be obtained, without charge, upon request by calling 1-800-658-5811 or visiting  www.americanbeaconfunds.com.

ORGANIZATION AND HISTORY OF THE FUND
The Fund is a separate series of American Beacon Funds, an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. The Fund constitutes a separate investment portfolio with distinct investment objectives and distinct purpose and strategy. The Fund is diversified as defined by the Investment Company Act. The Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the A Class, C Class, Y Class, R5 Class, and Investor Class shares of the Fund.
Prior to January 4, 2023, the Fund was known as American Beacon Frontier Markets Income Fund. Prior to June 15, 2018, the Fund was known as American Beacon Global Evolution Frontier Markets Income Fund and Global Evolution USA, LLC served as the Fund’s sole sub-advisor. On October 1, 2018, abrdn Investments Limited (“aIL”) began managing a portion of the assets of the Fund. Ninety One North America, Inc. (“Ninety One NA”) was appointed as a sub-advisor in November 2025 and began managing a portion of the assets of the Fund on February 2, 2026.
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
The Fund’s investment objectives, principal investment strategies, and principal risks are described in the Prospectus. This section contains additional information about the Fund’s investment policies and risks and types of investments the Fund may purchase. The composition of the Fund’s portfolio and the strategies that the Fund may use in selecting investments may vary over time. The Fund is not required to use all of the investment strategies described below in pursuing its investment objectives. It may use some of the investment strategies only at some times or it may not use them at all. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund.
Borrowing Risk —  The Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. The Fund may borrow for temporary purposes. Borrowing may exaggerate changes in the Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may impact the Fund’s expenses and reduce its returns. (See “Cover and Asset Segregation” disclosure below.)
Callable Securities — The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the Fund’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund’s total return.
Cash Equivalents and Other Short-Term Investments  — Cash equivalents and other short-term investments in which the Fund may invest include the investments set forth below. Certain of these investments are issued by and provide exposure to banks. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

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Bank Deposit Notes. Bank deposit notes are obligations of a bank that provide an alternative to certificates of deposit. Similar to certificates of deposit, deposit notes represent bank level investment and, therefore, are senior to all holding company corporate debt. Bank deposit notes rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Typically, bank deposit notes are not insured by the Federal Deposit Insurance Corporation or any other insurer.

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Bankers’ Acceptances. Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Most acceptances have maturities of six months or less. Bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank.

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Bearer Deposit Notes. Bearer deposit notes, or bearer bonds, are bonds or debt securities that entitle the holder of the document to ownership or title in the deposit. Such notes are typically unregistered, and whoever physically holds the bond is presumed to be the owner of the instrument. Recovery of the value of a bearer bond in the event of its loss or destruction usually is impossible. Interest is typically paid upon presentment of an interest coupon for payment.

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CDs. CDs are negotiable certificates issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies) for a definite period of time and earning a specified rate of return. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

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Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the Securities Act. While some restricted commercial paper normally is deemed illiquid, in certain cases it may be deemed liquid.

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Government Money Market Funds.  The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. Money market funds invest in highly-liquid, short-term instruments, which include cash and cash equivalents, and debt securities with high credit ratings and short-term maturities, such as U.S. Treasuries. A “government money market fund” is required to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash. Government securities include any security issued or guaranteed as to principal or interest by the U.S. government and its agencies or instrumentalities. By investing in a money market fund, the Fund becomes a shareholder of that money market fund. As a result, Fund shareholders indirectly bear their proportionate share of the expenses of the money market funds in which the Fund invests in addition to any fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These expenses may include, for example, advisory and administrative fees, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager. These other fees and expenses are reflected in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that would provide liquidity. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased can cause the price of a money market security to decrease and may reduce the money market fund’s yield. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a money market fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times.

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Government Obligations. Government obligations may include U.S. Treasury securities, Treasury inflation-protected securities, and other debt instruments backed by the full faith and credit of the United States, or debt obligations of U.S. Government-sponsored entities.

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Short-term Corporate Debt Securities. Short-term corporate debt securities are securities and bonds issued by corporations with shorter terms to maturity. Corporate securities generally bear a higher risk than U.S. government bonds.

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Time Deposits. Time deposits, also referred to as “fixed time deposits,” are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, although there is no market for such deposits.

Corporate Actions — From time to time, the Fund may voluntarily participate in corporate actions (for example, acquisitions, mergers, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Corporate Actions”). In connection with its holdings of foreign and developing markets securities and depositary receipts, the Fund may not have the same rights afforded to stockholders of a typical domestic company in the event of a Corporate Action. Notwithstanding any percentage investment limitation listed under the “Investment Restrictions” section or any percentage investment limitation of the Investment Company Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Corporate Action, and by doing so, the Fund would exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the Corporate Action, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Cover and Asset Segregation —   The Fund may borrow money, make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The Fund will comply with rules and guidance from the SEC with respect to coverage of certain investments and trading practices. The Fund’s approach to asset coverage may vary depending on terms within its agreement with a counterparty. With respect to certain investments under the agreement, the Fund calculates the obligations of the parties to the agreement on a “net basis” (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Under such circumstances, the Fund’s current obligations will generally be equal only to the net amount to be paid by the Fund based on the relative values of the positions held by each party to the agreement. Earmarking or otherwise segregating a large percentage of the Fund’s assets could impede the management of the Fund’s portfolio or the Fund’s ability to meet redemption requests or other current obligations, because the Fund may be unable to promptly dispose of those assets.
Creditor Liability and Participation on Creditors’ Committees — Generally, when the Fund holds bonds, loans or other similar debt securities of an issuer, the Fund becomes a creditor of the issuer. If the Fund is a creditor of an issuer, it may be subject to challenges related to these investments, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although it is under no obligation to do so, a sub-advisor to the Fund may from time to time have an opportunity to consider, negotiate or otherwise participate in the restructuring of the Fund’s portfolio investment or the issuer of such investment. Accordingly, the Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of investments held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the sub-advisor an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such sub-advisor’s ability to trade in or acquire additional positions in a particular issuer when it might otherwise desire to do so. Participation on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Similarly, a sub-advisor may actively participate in bankruptcy court and related proceedings on behalf of  the Fund in order to protect  the Fund’s interests in connection with a restructuring transaction, and a sub-advisor may cause  the Fund to enter into an agreement reasonably indemnifying third parties or advancing from  the Fund’s assets any legal fees or other costs to third parties, including parties involved in or assisting  the Fund with a restructuring transaction, such as trustees, servicers and other third parties. Further, a sub-advisor may have the authority to represent the Trust, or any Fund(s) thereof, on creditors’ committees (or similar committees) or otherwise in connection with the restructuring of an issuer’s debt and generally with respect to challenges related to the investments held by the Fund relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. If the sub-advisor also manages other funds or accounts that are deemed affiliated persons of the sub-advisor and that hold the same debt investment as the Fund, the Investment Company Act’s prohibition against certain joint transactions may prevent the sub-advisor from negotiating with the issuer on behalf of the Fund when it might otherwise desire to do so, unless the sub-advisor obtained certain exemptive relief applicable to the Fund or complied with existing regulatory guidance. In such instances, this may limit the sub-advisor’s ability to protect the Fund’s interests in a restructuring transaction.
Currencies Risk — The Fund may have significant exposure to foreign currencies for investment or hedging purposes by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies (including developing market currencies), or by purchasing or selling foreign currency forward contracts, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies, securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. For example, if the U.S. dollar appreciates against foreign currencies, the value of Fund holdings generally would depreciate and vice versa.
Cybersecurity and Operational Risk  —   With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund, its service providers, third-party fund distribution platforms, and the issuers of the Fund’s investments may be prone to operational and information security risks resulting from cybersecurity incidents, including cyber-attacks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, stealing or corrupting data maintained online or digitally (e.g., through “hacking,” computer viruses or other malicious software coding), the theft and holding for ransom of proprietary or confidential information or data (referred to as “ransomware” attacks), denial of service attacks on websites, “phishing” attempts and other social engineering techniques aimed at personnel or systems, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund, the Manager, a sub-advisor, the Custodian (as defined below), the transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of shareholder data or funds, impact  the Fund’s ability to calculate NAV per share, cause the release of private shareholder information or confidential business information, result in violations of applicable privacy and other laws, impede trading, subject the Fund to regulatory fines or financial losses and/or cause  reputational damage. A cyber-attack may also result in shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Fund may also incur additional costs for  cybersecurity risk management purposes or corrective measures, and such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cybersecurity risks are also present for issuers of the Fund’s investments, which could result in material adverse consequences for such issuers and may cause the Fund to lose value. Adverse consequences also could result from  cybersecurity incidents affecting counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments.  The Fund’s service providers also may be negatively impacted due to operational risks arising from  non-cybersecurity related factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by Fund service providers or counterparties. In addition, other events or circumstances — whether foreseeable, unforeseeable, or beyond the  Fund’s control, such as acts of war, other conflicts, terrorism, natural disaster, widespread disease, pandemic or other public health crises may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the Fund and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The  Fund’s securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks. Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. There are inherent limitations in risk management systems that seek to reduce the risks associated with cybersecurity incidents, including the possibility that risks may not have been adequately identified or prepared for, or that different or unknown threats may emerge in the future. Furthermore, the Fund does not control the  cybersecurity systems and plans of the issuers of the Fund’s investments, third party service providers, trading counterparties or any other service providers whose operations may affect the Fund or its shareholders. The use of cloud-based service providers could heighten or change these risks. In addition, remote and hybrid work arrangements by the Fund, the Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.
Debentures — Debentures are unsecured, medium- to long-term debt securities protected only by the general creditworthiness of the corporate or government issuer, not by collateral, and documented by indentures. Governments often issue debentures because they generally cannot guarantee debt with assets due to the fact that government assets are public property. Debenture holders are unsecured creditors. In the event of default or bankruptcy by the issuer, debenture holders will not have a claim against any specific assets of the issuer and will therefore only be paid from the issuer’s assets after the secured creditors have been paid. The value of a debenture can fluctuate with changes in interest rates and the perceived ability of the issuer to make interest or principal payments on time.
Derivatives — Generally a derivative is a financial instrument the value of which is based on, or “derived” from, a traditional security, asset, currency, or market index (collectively referred to as “reference assets”). The Fund may use derivatives for hedging and efficient portfolio management purposes. Derivative instruments may allow for better management of exposure to certain asset classes, as well as more efficient access to asset classes. There are many different types of derivatives and many different ways to use them. Some forms of derivatives, such as exchange-traded futures, options on securities, commodities, or indices, and certain forward contracts are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities, currencies, interest rates, indices or other financial indicators.

Derivatives may involve significant risk. Many derivative instruments often require little or no payment and therefore often create inherent economic leverage. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose  the Fund to greater losses in the event of a default by a counterparty.
Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risks.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. The SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing the Fund’s use of derivatives and began requiring the Fund to satisfy the requirements of the Derivatives Rule. As a result, the Fund is no longer required to engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.
The Derivatives Rule mandates that the Fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that the Fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (“Limited Derivatives User”) under the Derivatives Rule, in which case the Fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks. The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, the Fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. In addition, the Fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (i) the Fund intends to physically settle the transaction; and (ii) the transaction will settle within 35 days of its trade date.
The enactment of the Dodd-Frank Act and similar global regulations resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to these regulations, the SEC, CFTC and foreign regulators have promulgated a broad range of regulations and guidance on the use of derivatives, including use by registered investment companies. These include regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index) that are regulated by the SEC in the U.S., and other swaps that are regulated by the CFTC and the markets in which these instruments trade. In addition, regulations adopted by the banking regulators require certain banks to include in a range of financial contracts, including many derivatives contracts, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit the Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceeding. Such regulations could further negatively impact the Fund’s use of derivatives. Under CFTC Regulation 4.5, the Fund is excluded from registration as a CPO if its investments in commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), other than those used for bona fide hedging purposes (as defined by the CFTC), are limited, such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) do not exceed 5% of the Fund’s NAV. Alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV, after taking into account unrealized profits and unrealized losses on any such positions. Further, to qualify for the exclusion in Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund’s ability to use these instruments also may be limited by federal income tax considerations. See the section entitled “Tax Information.”
The Manager, on behalf of the Fund, has filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to the Fund. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.
Further information about the specific types of derivative instruments in which the Fund may invest, including the risks involved in their use, are contained under the description of each of these instruments in this SAI. The Fund may invest in various types of derivatives, including among others:

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Contracts for Differences — A contract for difference (“CFD”) is a contract in which one party agrees to pay the other party an amount of money based on the difference between the current value of an asset (such as a single security, a basket of securities or an index) and its value on a specified date in the future. CFDs allow the Fund to take a long or short position without having to own the reference security or index. A CFD is a privately negotiated over-the-counter contract. Both buyer and seller generally are required to post margin, which is adjusted daily, and adverse market movements against the underlying asset may require the buyer to make additional margin payments. The buyer may also pay to the seller a financing rate on the notional amount of the capital employed by the seller, less the margin deposit. A CFD is usually terminated at the buyer’s initiative. By entering into a CFD transaction, the Fund could incur losses because it would face many of the same types of risks as owning the underlying asset directly. As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments to or otherwise honor its financial obligations under the terms of the contract, that the parties may disagree as to the meaning or application of contractual terms, or that the asset may not perform as expected. CFDs are similar to total return swaps, except that payment only occurs once, on the contract expiration date, whereas payment on total return swaps typically occurs at agreed upon intervals.

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Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts (“forward currency contracts”), which are a type of derivative instrument, for a variety of reasons.   A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these forward currency contracts normally are settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

Forward currency contracts may serve as long hedges. For example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges. For example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

The  Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its respective portfolio securities denominated in such foreign currency. In addition, the Fund may use forward currency contracts when a sub-advisor wishes to “lock in” the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

The  Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the  Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The  Fund may use forward currency contracts to seek to hedge against, or profit from, changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which  a sub-advisor believes will have a positive correlation to the values of the currency being hedged. When hedging, use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency that a sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that involve two foreign currencies are sometimes referred to as “cross hedging.” Use of a different foreign currency magnifies the Fund’s exposure to foreign currency exchange rate fluctuations.

The Fund also may enter into forward currency contracts for non-hedging purposes if a foreign currency is anticipated to appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in  the Fund’s investment portfolio.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of securities whose U.S. dollar value is being hedged by those contracts involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The  Fund bears the risk of loss of the amount expected to be received under a forward currency contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund may have contractual remedies pursuant to the forward currency contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Forward currency contracts in which the Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When  the Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. When  the Fund engages in foreign currency transactions for hedging purposes, it will not enter into foreign exchange forwards to sell currency or maintain a net exposure to such contracts if their consummation would obligate  the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.

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Non-Deliverable Currency Forwards. The Fund also may enter into NDFs. NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”), generally on currencies that are non-convertible, and may be thinly traded or illiquid. NDFs involve an obligation to pay a U. S. dollar amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to other forward currency contracts, NDFs do not require physical delivery of a Reference Currency on the settlement date. Rather, on the settlement date, one counterparty pays the Settlement Amount. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars. The Fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be swaps, and consequently commodity interests for purposes of amended Regulation 4.5. Although NDFs have historically been traded OTC, some are now exchange-traded pursuant to the Dodd-Frank Act. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, the Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. NDFs that remain traded OTC will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

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Forward Contracts.  The Fund may enter into forward contracts. Forward contracts are a type of derivative instrument that obligate the purchaser to take delivery of, or cash settle a specific amount of, a commodity, security or obligation underlying the contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying asset against receipt of the specified price. Generally, forward contracts are traded through financial institutions acting as market-makers, on certain securities exchanges, or over-the-counter, and the protections afforded to investors may vary depending on the trading environment. This is distinguishable from futures contracts, which are traded on U.S. and foreign commodities exchanges.
Forward contracts are often negotiated on an individual basis and are not standardized. The market for forward contracts is substantially unregulated, as there is no limit on daily price movements and speculative position limits are not applicable. The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying reference assets in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices.   A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying reference assets and their attendant risks.
The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

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Futures Contracts. The Fund may enter into futures contracts. Futures contracts are a type of derivative instrument that obligate the purchaser to take delivery of, or cash settle a specific amount of, a commodity, security or other obligation underlying the contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. The purchase and sale of futures can serve as a hedge against fluctuations in the value of other investments or to take long or short exposure to the underlying assets.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit “initial margin” consisting of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade debt securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the

Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. Subsequent “variation margin” payments (sometimes referred to as “maintenance margin” payments) are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases or sells a futures contract, it is subject to daily, or even intraday, variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily or intraday variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that trades that contract. The Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.
Although many futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sell price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The  Fund have no current intent to accept physical delivery in connection with the settlement of futures contracts.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by a sub-advisor may still not result in a successful transaction.
Futures contracts also entail other risks. Although the use of such contracts may benefit the Fund, if investment judgment about the general direction of, for example, an index is incorrect, the Fund’s overall performance would be worse than if it had not entered into any such contract. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. The Fund may invest in the following types of futures contracts:

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Foreign Currency Futures Contracts. Foreign currency futures contracts are based on the value of foreign currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investment in securities or derivatives that provide exposure to foreign (non-U.S.) currencies.

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Interest Rate Futures Contracts. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security. Interest rate futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract.

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Treasury Futures Contracts. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates and to potential losses if interest rates do not move as expected.

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Options.   The Fund may purchase and sell put options and call options, each a type of derivative instrument, on securities and foreign currencies. A call option is “covered” if the Fund simultaneously holds an equivalent position in the security underlying the option. Where the underlying security is a convertible bond, the call option is considered to be uncovered until the option is exercised.

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver or pay the value of the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When the Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a put option. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. The Fund may terminate its obligation as the writer of a call or put option by purchasing a corresponding option with the same exercise price and expiration date as the option previously written. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires unexercised on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue. There is no assurance that a liquid secondary market on an exchange will exist for a particular option, or at any particular time, and for some options, such as OTC options, no secondary market on an exchange may exist. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. The Fund may use NDOs, which are foreign exchange products designed to assist in reducing the foreign exchange risk, in particular situations when physical delivery of the underlying currencies is not required or not possible.

The Fund may write (sell) and purchase covered or uncovered call and covered put options on foreign currencies for hedging or non-hedging purposes. The Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may write and purchase covered or uncovered call and covered put options on foreign currencies for non-hedging purposes (e.g., when the Manager or sub-advisor anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio). The Fund may write covered or uncovered call and covered put options on any currency in order to realize greater income than would be realized on portfolio securities alone. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

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Structured Products.   The  Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each, a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes the  Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the NAV of the Fund.

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Credit-Linked Notes. CLNs are derivative debt obligations that are issued by limited purpose entities or by financial firms, such as banks, securities firms or their affiliates, and that are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. The issuer of a CLN in turns enters into a credit protection agreement or invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available.
The reference assets for the CLNs in which the Fund may invest will be limited to sovereign or quasi-sovereign debt instruments or other investments in which the Fund’s investment policies permit it to invest directly. The Fund may invest in CLNs when the Fund’s sub-advisor believes that doing so is more efficient than investing in the reference assets directly or when such direct investment by the Fund is not feasible due to legal or other restrictions.
The issuer or one of the affiliates of the issuer of the CLNs in which the Fund will invest, normally will purchase the reference asset underlying the CLN directly, but in some cases it may gain exposure to the reference asset through a credit default swap or other derivative. Under the terms of a CLN, the Fund will receive a fixed or variable rate of interest on the outstanding principal amount of the CLN, which in turn will be subject to reduction (potentially down to zero) if a “credit event” occurs with respect to the underlying reference asset or its issuer. Such credit events will include payment defaults on the reference asset, and normally will also include events that do not involve an actual default, such as actual or potential insolvencies, repudiations of indebtedness, moratoria on payments, reference asset restructurings, limits on the convertibility or repatriation of currencies, and the imposition of ownership restrictions. If a credit event occurs, payments on the CLN would terminate, and the Fund normally would receive delivery of the underlying reference asset (or, in some cases, a comparable “deliverable” asset) in lieu of the repayment of principal. In some cases, however, including but not limited to instances where there has been a market disruption or in which it is or has become illegal, impossible or impracticable for the Fund to purchase, hold or receive the reference assets, the Fund may receive a cash settlement based on the value of the reference asset or a comparable instrument, less fees charged and certain expenses incurred by the CLN issuer.
CLNs are debt obligations of the CLN issuers, and the Fund would have no ownership or other property interest in the reference assets (other than following a credit event that results in the reference assets being delivered to the Fund) or any direct recourse to the issuers of those reference assets. Thus, the Fund will be exposed to the credit risk of the issuers of the reference assets that underlie its CLNs, as well as to the credit risk of the issuers of the CLNs themselves. CLNs will also be subject to currency risk, liquidity risk, valuation risks, and the other risks of a credit default swap. Various determinations that may need to be made with respect to the CLNs, including the occurrence of a credit event, the selection of deliverable assets (where applicable) and the valuation of the reference asset for purposes of determining any cash settlement amount, normally will be made by the issuer or sponsor of the CLN. The interests of such issuer or sponsor may not be aligned with those of the Fund or other investors in the CLN. Accordingly, CLNs may also be subject to potential conflicts of interest. There may be no established trading market for the Fund’s CLNs, in which event they may constitute illiquid investments.

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Structured Notes. The Fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a reference instrument (for example, a commodity, a foreign currency, an index of securities, an interest rate or other financial indicators). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments, which can make the value of such securities volatile. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality. Structured notes can be used to increase the Fund’s exposure to changes in the value of assets or to hedge the risks of other investments that the Fund holds.
Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in these structured products may be subject to limits applicable to investments in other investment companies.

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Swap Agreements. A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap. See “Derivatives” for a further discussion of derivatives risks. Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members - generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor. Swaps that are not centrally cleared involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to the Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default, and the Fund normally obtains collateral to secure its exposure. Swaps involve the risk that, if the swap declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss, which may cause the Fund to owe money to the seller. The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Swaps may be considered illiquid investments, and  the Fund may be unable to sell a swap agreement to a third party at a favorable price; see “Illiquid and Restricted Securities” for a description of liquidity risk. The Fund may invest in the following types of swaps:

■	Credit Default Swaps. In a credit default swap, one party (the seller) agrees to make a payment to the other party (the buyer) in the event that a

“credit event,” such as a default or issuer insolvency, occurs with respect to one or more underlying or “reference” bonds or other debt securities. Credit default swaps may be on a single security, a basket of securities or on a securities index.  The Fund may be either a seller or a buyer of credit protection under a credit default swap. The purchaser pays a fee during the life of the swap. If there is a credit event with respect to a referenced debt security, the seller under a credit default swap may be required to pay the buyer the par amount (or a specified percentage of the par amount) of that security in exchange for receiving the referenced security (or a specified alternative security) from the buyer. Alternatively, the credit default swap may be cash settled, meaning that the seller will pay the buyer the difference between the par value and the market value of the defaulted bonds. If the swap is on a basket of securities (such as the  CDX indices), the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.
Taking a long position in (i.e., acting as the seller under) a credit default swap increases the exposure to the specific issuers, and the seller could experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. As a seller, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Taking a short position in (i.e., acting as the buyer under) a credit default swap results in opposite exposures for the Fund. The risks of being the buyer of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund any delivery obligation, particularly in the event of adverse pricing when purchasing bonds to satisfy a delivery obligation. Credit default swap buyers are also subject to counterparty risk since the ability of the seller to make required payments is dependent on its creditworthiness.

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Currency Swaps. A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap’s inception. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations. Currency swaps are also subject to currency risk.

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Interest Rate and Inflation Swaps. In an interest rate swap, the parties exchange payments based on fixed or floating interest rates multiplied by a hypothetical or “notional” amount. For example, one party might agree to pay the other a specified fixed rate on the notional amount in exchange for recovering a floating rate on that notional amount. Interest rate swap agreements entail both interest rate risk and counterparty risk. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received. The Fund may also invest in inflation swaps, where an inflation rate index is used in place of an interest rate index.

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Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset such as a security or basket of securities or on a referenced index during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or index. Total return swap agreements may be used to gain exposure to price changes in an overall market or an asset. Total return swaps may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap, which may exceed the Fund’s net assets. If the Fund is the total return receiver in a total return swap, then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset or index. If the Fund is the total return payer, it is hedging the downside risk of an underlying asset or index but it is obligated to pay the amount of any appreciation on that asset or index. Total return swaps could result in losses if the underlying asset or index does not perform as anticipated. Written total return swaps can have the potential for unlimited losses.

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Warrants. Warrants are options to purchase an issuer’s securities at a stated price during a stated term, usually at a price below the initial offering price of the securities and before the securities are offered to the general public. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. As a result, warrants may be considered more speculative than certain other types of investments. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. Warrants may also be linked to the performance of oil and/or the GDP of specific developing markets. Warrants are usually freely transferable, but may not be as liquid as exchange-traded options, and the market for warrants may be very limited and it may be difficult to sell them promptly at an acceptable price.

ESG Considerations — Environmental, social, and/or governance (“ESG”) considerations, either quantitative or qualitative, may be utilized as a component of the Fund’s investment process to implement its investment strategies. Since ESG considerations are not the only component that may be evaluated by a sub-advisor, the issuers in which the Fund invests may not be considered ESG issuers or have good ESG ratings. To the extent that the Fund utilizes such considerations as a component of the Fund’s investment process, the Fund’s performance may be affected depending on whether such considerations are in or out of favor and relative to similar funds that do not include such considerations in the investment process. There is no guarantee that the utilization of ESG considerations will be additive to the Fund’s performance. ESG considerations may vary across types of investments and issuers, and not every such consideration may be identified, evaluated, or evaluated in the same manner. ESG norms also differ by country and region, and an issuer’s ESG practices or a sub-advisor’s assessment process of such considerations may change over time. There are significant differences in interpretations of what it means for a company to have good ESG characteristics, and the Fund may underperform other funds that use different considerations and/or a different methodology in evaluating such considerations. Information used by the Fund to evaluate such considerations,   including the use of third-party research, if any, may not be readily available, complete or accurate, and may vary across third-party research providers and issuers, which could negatively impact the Fund’s ability to accurately assess an issuer. As investors can differ in their views regarding the meaning of ESG considerations, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The regulatory landscape with respect to ESG investing in the United States is still developing, and future rules and regulations may require the Fund to modify or alter its investment process with respect to the use of such considerations.
Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
Fixed-Income Investments — The Fund may hold debt instruments, including government and corporate debt instruments, and other fixed-income securities. To the extent that the Fund invests in derivatives tied to fixed-income securities, the  Fund may be more substantially exposed to these risks than a portfolio that does not invest in such derivatives.   Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause  the Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish the Fund’s yield and performance. Conversely, if rising interest rates cause the Fund to lose value, the Fund could face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. For fixed-income securities with variable or floating rates, the interest rates reset when the specified index or reference rate changes. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable or unwilling to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments.  This is similar to call risk, which is the risk that the issuer of a debt security may repay the security early. This may result in the Fund not enjoying the increase in the security’s market price that usually accompanies a decline in rates, and also having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the Fund would like or at the price a sub-advisor believes the security is currently worth. To the extent the Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector.
Fixed-income securities are also subject to market risk. The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Recent and potential future changes in government monetary policy may also affect the level of interest rates. The Fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain investments. These developments could cause the Fund’s NAV to fluctuate or make it more difficult for the Fund to accurately value its securities. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.
In addition, specific types of fixed-income securities in which the Fund may invest are subject to the risks described elsewhere in this SAI. See “High-Yield Bonds” disclosure below for the risks associated with low-quality, high-risk corporate bonds, a type of fixed-income security.

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Corporate Debt and Other Fixed-Income Securities. Typically, the values of fixed income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed income securities is interest rate risk, which is the risk that their value generally will decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa. How specific fixed income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates. They are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed income security will weaken and/or that the issuer will be unable to make timely principal and interest payments, and that the security may go into default.

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High-Yield Bonds. High-yield, non-investment grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative with respect to the issuer’s ability to pay interest and repay principal by rating organizations. For example, Moody’s, S&P Global, and Fitch, Inc. currently rate them below Baa3, BBB- and BBB-, respectively. Please see “Appendix A: Ratings Definitions” below for an explanation of the ratings applied to high-yield bonds. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their lower credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high-yield corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed-income security also may affect the value of these investments; however, allocating investments in the Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns, periods of rising interest rates, or when inflation or deflation occurs, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. They may also not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. In addition, lower-rated securities may experience substantial price declines when there is an expectation that issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated securities can rise dramatically. However, the higher yields of high-yield securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current dividend payment. In the event of an in court or out of court restructuring of high-yield bond in which the Fund invests, the Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives. In addition, the market for high-yield securities generally is less robust and active than that for higher-rated securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets and could make the valuation of these portfolio securities more difficult.

Foreign Debt Securities  — The Fund may invest in foreign fixed and floating rate income securities (including developing market securities), all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) debt obligations of U.S. corporate issuers (both Eurodollar and non-dollar denominated). Foreign debt securities may be structured as fixed-, variable- or floating-rate obligations, or as zero-coupon, pay-in-kind and step-coupon securities. There is no minimum rating criteria for  the Fund’s investments in such securities. The cost of servicing foreign debt will generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The Fund’s foreign debt securities may be held outside of the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the Investment Company Act. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers and the risks similar to those of foreign securities, such as the fact that foreign markets can be extremely volatile, foreign debt securities may be less liquid than securities of U.S. issuers, and transaction fees, custodial costs, currency conversion costs and other fees are generally higher for foreign debt securities. See “Foreign Securities” and “Fixed-Income Investments” for a further discussion of these and other risks. In addition, developing markets are markets that have risks that are different and higher than those in more developed markets. See “Foreign Securities - Developing Market Investments” for a further discussion of those risks.
Foreign Investing  —  The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks may include: the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation), the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism, and disease/virus outbreaks and epidemics); the potentially adverse effects of unavailability of public information regarding issuers, less or less reliable information about the securities and business operations of foreign issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities purchases, tracking and custody; the difficulty of predicting international trade patterns and the possibility of exchange controls or limitations on the removal of funds or assets; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism, and disease/virus outbreaks and epidemics); and possibly more limited legal remedies and access to the courts available to enforce the Fund’s rights as an investor. The prices of such securities may be more volatile than those of domestic securities. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. The economies of many of the countries in which the Fund may invest are not as developed as the U.S. economy, and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less trading volume than U.S. markets. As a result, foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater or lower price volatility. The Fund may be exposed to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions. Investments in developing markets may be subject to greater custody risks than investments in more developed markets. Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, certain foreign markets may institute share blocking, which is a practice under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the sub-advisor, on behalf of the Fund, may elect not to vote proxies in markets that require share blocking. Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries.
Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell foreign securities, and thus may prevent the Fund from making investments or make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.
Investing in foreign currency denominated securities involves not only the special risks associated with investing in non-U.S. issuers, as described above, but also the additional risks of adverse changes in foreign exchange rates and investment or exchange control regulations, which could prevent cash from being brought back to the United States. Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than those negotiated commissions on U.S. exchanges, although a sub-advisor endeavors to achieve the most favorable net results on portfolio transactions.
The Fund may also invest in foreign “market access” investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for the Fund to invest directly in an issuer’s common stock. Use of market access investments may involve risks associated with derivative investments, which are discussed in “Derivatives.” Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting, dividend, or other rights associated with shareholders of the referenced securities. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the referenced security.
The Fund may be subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Fund’s net asset value is determined. If such arbitrage attempts are successful, the Fund’s net asset value might be diluted.
The use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be fair valued. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement the Fund’s investment strategy (e.g., reducing the volatility of the Fund’s share price) or achieve its investment objectives. The Fund’s market timing and frequent trading policies and procedures also are intended to help deter arbitrage activities.

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African Securities. The Fund may invest in securities of issuers in African countries that involve heightened risks of political instability, civil war, armed conflict, social instability as a result of religious, ethnic and/or socio-economic unrest, authoritarian and/or military involvement in governmental decision-making, corruption, expropriation and/or nationalization of assets, confiscatory taxation, genocidal warfare in certain countries, and other risks.
Many under-developed African countries have developing capital markets that do not contain the safeguards inherent in those of developed countries. Risks of investing in such markets include heightened volatility, smaller investor base, fewer brokerage firms, heightened counterparty risk, inconsistent and rapidly changing regulation, and the risk that trading on African securities markets may be suspended altogether. Some markets of the countries in Africa in which the Fund may invest are in only the earliest stages of development with less liquidity, fewer securities brokers, fewer issuers and more capital market restrictions than developed markets. There may be less financial and other information publicly available to investors, and the information that is provided may lack integrity. Uniform accounting, auditing and financial reporting standards may not exist, and the governments of certain countries may exercise substantial influence over many aspects of the private sector. Investments in certain countries may require the adoption of special procedures that may involve additional costs to the Fund.

Certain African countries may unpredictably restrict or control the extent to which foreign investors may invest in securities of issuers located in those countries, and governments may limit the repatriation of investment proceeds to foreign countries. Regulation may require governmental approval or special licenses for foreign investors and limitations could be places on investment practices regarding share-class ownership, shareholder rights and title to securities. A delay in obtaining a government approval or a license would delay investments in a particular country, and, as a result, the Fund may not be able to invest in certain securities while approval is pending. Additionally, taxes may be placed on foreign investors, and while portions of these taxes may be recoverable, any non-recovered portions will reduce the income received from investments in such countries. Even in circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain timely and equitable enforcement of the law.
Many countries in Africa are heavily dependent on international trade and are subject to trade barriers, embargoes, exchange controls, currency valuation adjustments and other protectionist measures. A primary source of revenue for these countries is the export of commodities including precious minerals and metals, agricultural products and energy products. The countries are, therefore, more vulnerable to changes in commodity prices, interest rates, or sectors affecting a particular commodity, such as drought, floods, weather, embargoes, tariffs, and international economic, political and regulatory developments.
Certain issuers located in countries in Africa in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations, and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. In addition, disease epidemics are more likely to affect trade practices and international dealings with certain African countries.
Political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Political and social unrest can spread quickly through the region, and developments in one country can influence the political events in neighboring countries. Protests may turn violent, and civil war and political reconstruction in certain countries pose a risk to investments in the region. Continued political and social unrest, including ongoing warfare and terrorist activities in the Middle East and Africa, may negatively affect the value of an investment in the Fund. All of these risks, among others, could adversely affect the Fund’s investments in African countries. Any particular country in Africa may be subject to the foregoing risks in greater or lesser degrees relative to other countries in Africa, and as a result, circumstances that may positively affect a country in Africa in which the Fund is not invested may not have a corresponding positive effect on other countries in Africa in which the Fund is invested.

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Developing Market Investments. The Fund may invest in developing market securities. Developing countries include all countries in the world except the countries that are classified by MSCI Inc. as “developed markets.” Developing countries typically have lower incomes, less integrated financial markets, smaller economies, and less mature political systems compared to developed countries. Developing countries are commonly located in Africa, the Asia-Pacific region, Central or Eastern Europe, the Middle East, Central America or the Caribbean, and South America. Investments in developing market country securities involve special risks. The economies, markets and political structures of a number of the developing market countries in which the Fund can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. These risks are discussed below.
Economies. The economies of developing market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, reliable access to capital, capital reinvestment, resource self-sufficiency and balance of payments and trade difficulties. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and may be heavily dependent upon international trade, as well as the economic conditions in the countries with which they trade. Such economies accordingly have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist or retaliatory measures imposed or negotiated by the countries with which they trade. Similarly, many of these countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of national and external debt, severe recession, and extreme poverty and unemployment. Developing market countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This may be attributed to both the geographic location of developing market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies.
The economies of developing market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance. Developing market economies may develop unevenly or may never fully develop. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative. Governments. Developing markets may have uncertain national policies and social, political and economic instability. While government involvement in the private sector varies in degree among developing market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In addition, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, confiscatory taxation or creation of government monopolies to the possible detriment of the Fund’s investments. In such event, it is possible that the Fund could lose the entire value of its investments in the affected markets.
Developing market countries may have national policies that limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing market countries. In addition, if the Fund invests in a market where restrictions are considered acceptable, a country could impose new or additional repatriation restrictions after investment that are unacceptable. This might require, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Further, some attractive securities may not be available, or may require a premium for purchase, due to foreign shareholders already holding the maximum amount legally permissible. In addition to withholding taxes on investment income, some countries with developing capital markets may impose differential capital gain taxes on foreign investors.
An issuer or governmental authority that controls the repayment of a developing market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. There may be limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed-income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.
Capital Markets. The capital markets in developing market countries may be underdeveloped. They may have low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets. Developing market securities may be substantially less liquid and more volatile than those of mature markets, and securities may be held by a limited number of investors. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
There may be less publicly available information about issuers in developing market countries than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with developing capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., may not be applicable. Investing in certain countries with developing capital markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. There may also be custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to investments in developing market countries.
Practices in relation to the clearing or settlement of securities transactions in developing markets involve higher risks than those in developed markets, in part because the Fund may use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Supervisory authorities also may be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. There can be no certainty that the Fund will be successful in eliminating counterparty risk, particularly as counterparties operating in developing market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the Fund.

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European Securities. The Fund’s performance may be affected by political, social and economic conditions in Europe, such as the growth of the economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, interest rates in European countries, monetary exchange rates between European countries, and conflict between European countries.
The Economic and Monetary Union (“EMU”) of the European Union (“EU”) is comprised of EU members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies and is subject to fiscal and monetary controls. The EMU requires Eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors. Although the EMU has adopted a common currency and central bank, there is no fiscal union; therefore, money does not automatically flow from countries with surpluses to those with deficits. These restrictions and characteristics may limit the ability of EMU member countries to implement monetary policy to address regional economic conditions and significantly impact every European country and their economic partners, including those countries that are not members of the EMU. In addition, those EU member states that are not currently in the Eurozone (Bulgaria, the Czech Republic, Denmark, Hungary, Poland, Romania, and Sweden), excluding Denmark, are required to seek to comply with convergence criteria to permit entry to the Eurozone. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro or other European currency, the threat of default or actual default by one or more EU member countries, or other European countries, on its sovereign debt, and/or an economic recession in one or more European countries may have a significant adverse effect on the economies of other European countries and major trading partners outside Europe.
The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and national unemployment; the possible default of government debt in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; the future of the euro as a common currency; and war and military conflict, such as the Russian invasion of Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. Many European nations are susceptible to economic risks associated with high levels of debt. Non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts, and other issuers have faced difficulties obtaining credit or refinancing existing obligations. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other European countries and their financial companies as well. Further defaults on, or restructurings of, the debt of governments or other entities could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, issuers may face difficulties obtaining credit or refinancing existing obligations; financial institutions may require government or central bank support, or need to raise capital, and/or be impaired in their ability to extend credit. Furthermore, certain European countries have had to accept assistance from supranational agencies such as the International Monetary Fund, the European Stability Mechanism or others. The European Central Bank has also intervened to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that any creditors or supranational agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these creditors. Certain European countries have also developed increasingly strained relationships with the U.S., and if these relationships were to worsen, they could adversely affect European issuers that rely on the U.S. for trade.
In addition, the national politics of European countries have been unpredictable and subject to influence by disruptive political groups, ideologies, and polarizing political events such as the conflict between Israel and Hamas. Secessionist movements, as well as government or other responses to such movements, may create instability and uncertainty in a country or region. European governments may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe and in the Middle East also could impact financial markets, as could military conflicts. For example, Houthi attacks on commercial shipping in the Red Sea and Gulf of Aden, and retaliatory action, may disrupt supply chains and cause difficulties for impacted businesses, including those that wish to ship goods through that route. The impact of these kinds of events could be significant and far-reaching and materially impact the value and liquidity of the Fund’s investments. Russia’s war with Ukraine has negatively impacted European economic activity. The Russia/Ukraine war and Russia’s response to sanctions imposed by the U.S. and other countries are impossible to predict, but have severely impacted the performance of the economies of European and other countries, including through adverse effects to global financial and energy markets, global supply chains and global growth, and consequential inflation. Investments in companies with contractual relationships with Russian counterparties, or with significant operations and/or assets in Russia could be adversely impacted by the new legal, political, and regulatory environment, whether by increased costs or the termination of business plans or operations due to sanctions. Various companies operating in Russia, or with Russian counterparties, have faced difficulties enforcing Russian debts or contractual reliefs due to the Russian court’s hostility towards European companies in response to sanctions.
Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU due to concerns about the possible economic, immigration and cultural implications. Certain other countries have applied to join or, in the case of Finland and Sweden, have recently joined, the North Atlantic Treaty Organization (“NATO”). Russia is understood to oppose certain expansions, or potential expansions, of NATO and the EU, and its reaction to such developments could negatively impact European economic activity. The United Kingdom withdrew from the European Union on January 31, 2020 and entered into a transition period, which ended on December 31, 2020. The longer-term economic, legal, and political framework between the United Kingdom and the EU is still developing and may lead to ongoing political and economic uncertainty in the United Kingdom, Europe, and the global market. Investments in companies with significant operations and/or assets in the United Kingdom could be adversely impacted by the new legal, political, and regulatory environment, whether by increased costs or impediments to the implementation of business plans. The uncertainty resulting from any further exits from the EU, or the possibility of such exits, would also be likely to cause market disruption in the EU and more broadly across the global economy, as well as introduce further legal, political, and regulatory uncertainty in Europe.

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Eastern European Securities. Investing in Eastern European issuers presents additional risks. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe, the U.S. or other developed countries. Political and economic reforms have not yet established a definite trend away from centrally planned economies and state-owned industries. Many Eastern European countries continue to move towards market economies at different paces with different characteristics. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation. Certain national policies may restrict the Fund’s investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests. The ongoing conflict in Ukraine poses great risk to Eastern European countries’ economic stability.
Most Eastern European markets suffer from thin trading activity and less reliable investor protections. Additionally, because of less stringent auditing and financial reporting standards as compared to  U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Eastern European companies. Further, information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to domestic investors over foreign investors like the Fund. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and may suffer heavy losses as a result of their trading and investment links to these economies and currencies.
In some of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, weak or nonexistent accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition that does not recognize rights in private property.
Eastern European economies may also be particularly susceptible to the volatility of the international credit market due to their reliance on bank related inflows of foreign capital, and their continued dependence on the Western European zone for credit and trade. Although many Eastern European economies have experienced modest growth in the past due, in part, to external demand, tighter labor markets, and the attraction of foreign investment, major challenges persist as a result of their continued dependence on Western European countries for credit and trade. Accordingly, economic and market crises in Europe generally or in Western Europe specifically may present more serious risks for Eastern European economies, which may have a negative effect on the Fund’s investments in the region.
Several Eastern European countries on the periphery of the  EU have recently been the destination for a surge of refugees and migrants fleeing global conflict zones, particularly the civil wars in Syria and Afghanistan, the economic hardship across Africa and the developing world, and the

Russia-Ukraine conflict. While these countries have borne many of the direct costs of managing the flow of refugees and migrants seeking resettlement in Europe, they have also faced significant international criticism over their treatment of migrants and refugees which may affect foreign investor confidence in the attractiveness of such markets.
In February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of the military action, the resulting sanctions or other punitive actions, and the resulting future market disruptions, including stock market declines and the value of the ruble against the  U.S. dollar, are impossible to predict but have been and could continue to be significant.

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Latin American Securities. Investments in securities of Latin American issuers involve risks that are specific to Latin America, including certain legal, regulatory, political and economic risks. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation, as well as high interest rates. This has at times led to extreme government measures to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.
Political Instability. Certain Latin American countries have historically suffered from social, political, and economic instability and volatility, currency devaluations, government defaults and high unemployment rates. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed, and foreign trade restrictions have been relaxed. Nonetheless, there can be no guarantee that such trends will continue or that the desired outcomes of these developments will be successful. In addition, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Fund invests and, therefore, the value of Fund shares. Additionally, an investment in Latin America is subject to certain risks stemming from political and economic corruption, which may negatively affect the country, or the reputation of companies domiciled in a certain country.   For certain countries in Latin America, political risks have created significant uncertainty in the financial markets and may further limit the economic recovery in the region.
Dependence on Exports and Economic Risk. Certain Latin American countries depend heavily on exports to the U.S., investments from a small number of countries, and trading relationships with key trading partners, including the U.S., Europe, Asia and other Latin American countries. Accordingly, these countries may be sensitive to fluctuations in demand, protectionist trade policies, exchange rates and changes in market conditions associated with those countries. Additionally, in Mexico, the long-term implications of the United States-Mexico-Canada Agreement, the 2020 successor to NAFTA, are yet to be determined. This uncertainty may have an adverse impact on Mexico’s economic outlook and the value of Fund investments in Mexico.

The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations.

The prices of oil and other commodities experienced volatility driven, in part, by a continued slowdown of growth in China and the effects of the COVID-19 pandemic. If growth in China remains slow, or if global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of recovery, such recovery, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries.

Trade Agreements. Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce trade barriers between countries, increase competition among companies, and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Sovereign Debt. Latin American economies generally are heavily dependent upon foreign credit and loans, and may be more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. In addition to risk of default, debt repayment may be restructured or rescheduled, which may impair economic activity. Moreover, the debt may be susceptible to high interest rates and may reach levels that would adversely affect Latin American economies. In addition, certain Latin American economies have been influenced by changing supply and demand for a particular currency, monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries), and currency devaluations and revaluations. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. A number of Latin American countries are among the largest debtors of developing countries and have a history of reliance on foreign debt and default. The majority of the region’s economies have become dependent upon foreign credit and loans from external sources to fund government economic plans. Historically, these plans have frequently resulted in little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. While the region has recently had mixed levels of economic growth, recovery from past economic downturns in Latin America has historically been slow, and such growth, if sustained, may be gradual. The ongoing effects of the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, the Fund’s investments in Latin American securities could be harmed if economic recovery in the region is limited.

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Middle East Securities. Many Middle Eastern countries have little or no democratic tradition and are prone to political turbulence, and the political and legal systems in such countries may have an adverse impact on the Fund. Certain economies in the Middle East are highly reliant on income from the exports of primary commodities, such as oil, or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil, as well as foreign currency values. As global demand for oil fluctuates, many Middle Eastern economies may be significantly impacted. Additionally, the economies of many Middle Eastern countries are largely dependent on, and linked together by, certain commodities (such as gold, silver, copper, diamonds, and oil). As a result, Middle Eastern economies are vulnerable to changes in commodity prices, and fluctuations in demand for these commodities could significantly impact economies in these regions. A downturn in one country’s economy could have a disproportionately large effect on others in the region.
Many Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, a Middle Eastern country’s government may own or control many companies, including some of the largest companies in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern countries, and a country’s government may act in a detrimental or hostile manner toward private enterprise or foreign investment. This could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio.
Certain Middle Eastern markets are in the earliest stages of development and may be considered “developing markets.” Financial markets in the Middle East generally are less liquid and more volatile than other markets, including markets in developed and other emerging economies. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers in Middle Eastern countries typically are fewer in number and less well-capitalized than brokers in the United States. Since the Fund may need to effect securities transactions through these brokers, the Fund is subject to the risk that these brokers will not be able to fulfill their obligations to the Fund (i.e., counterparty risk). Changes in investment policies or shifts in the prevailing political climate could result in the introduction of changes to government regulations with respect to price controls, export and import controls, income and other taxes, foreign ownership restrictions, foreign exchange and currency controls and labor and welfare benefit policies. Unexpected changes in these policies or regulations could lead to increased investment, operating or compliance expenses. In addition, governments could determine to implement interventions such as expropriation  or nationalization  of assets, increased protectionism and the introduction of tariffs or subsidies. Any of the above  risk is magnified to the extent that the Fund effects securities transactions through a single broker or a small number of brokers. In addition, securities may have limited marketability and be subject to erratic price movements.
The legal systems in certain Middle Eastern countries also may have an adverse impact on the Fund. For example, the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder’s investment. However, the concept of limited liability is less clear in certain Middle Eastern countries. The Fund therefore may be liable in certain Middle Eastern countries for the acts of a corporation in which it invests for an amount greater than its actual investment in that corporation. Similarly, the rights of investors in Middle Eastern issuers may be more limited than those of shareholders of a U.S. corporation. It may be difficult or impossible to obtain or enforce a legal judgment in a Middle Eastern country. Some Middle Eastern countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries may require governmental approval prior to investment by foreign persons or limit the amount of investment by foreign persons in a particular issuer. Certain Middle Eastern countries may also limit the investment by foreign persons to a specific class of securities of an issuer that may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals of the relevant Middle Eastern country.
The manner in which foreign investors may invest in issuers in certain Middle Eastern countries, as well as limitations on those investments, may have an adverse impact on the operations of the Fund. For example, in certain of these countries, the Fund may be required to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of the Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled and, consequently, the Fund may not be able to invest in the relevant company.
Substantial limitations may exist in certain Middle Eastern countries with respect to the Fund’s ability to repatriate investment income or capital gains. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investment. Certain Middle Eastern countries may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely impacted by economic conditions in the countries with which they trade. In addition, certain issuers located in Middle Eastern countries in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations, and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.   Such sanctions and/or embargoes may also negatively impact the value or liquidity of the Fund’s investments.
Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial and sovereignty disputes, historical animosities, international alliances, religious tensions or defense concerns, which may periodically become violent and may adversely affect the economies of these countries. In October 2023, armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. In response, Israel declared war on Hamas and Israeli Defense Forces invaded the Gaza Strip. The war has resulted in significant loss of life and increased volatility in the Middle East, and there is a risk that the war could worsen or spread within the region or beyond. Current hostilities as well as the threat of future escalation may have a significant adverse effect on the economies of Israel and other Middle Eastern countries, including increased volatility in the share price of companies based in or with operations in the region, local securities trading suspensions, local securities market closures (including for extended periods), a lack of transparency concerning Israeli issuers or other local market information, and increased restrictions on foreign investment or repatriation of capital. While it is not possible to predict the extent and duration of any such conflict, the resulting market disruptions could be significant, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Israeli issuers or issuers in other countries affected by the war. Events in Israel, Gaza and the greater Middle East region are rapidly evolving. The extent, duration and impact of this war or related conflicts, and related sanctions and retaliatory actions, are impossible to predict, but could be significant and have adverse effects on the regional economies, the global economy, and the markets for certain securities and commodities.
Certain Middle Eastern countries experience significant unemployment as well as widespread underemployment. Many Middle Eastern countries periodically have experienced political, economic and social unrest as protestors have called for widespread reform. Some of these protests have resulted in a governmental regime change, internal conflict or civil war. In some instances where pro-democracy movements successfully toppled regimes, the stability of successor regimes has at times proven weak, as evidenced, for example, in Egypt. In other instances, these changes have devolved into armed conflict involving local factions, regional allies or international forces, and even protracted civil wars. If further regime change were to occur, internal conflicts were to intensify, or a civil war were to continue in any of these countries, such instability could adversely affect the economies of these Middle Eastern countries in which  the Fund invests and could decrease the value of the Fund’s investments.
Middle Eastern economies may be subject to acts of terrorism, political strife, religious, ethnic or socioeconomic unrest, conflict and violence and sudden outbreaks of hostilities with neighboring countries. There has been an increase in recruitment efforts and an aggressive push for territorial control by terrorist groups in the region, which has led to an outbreak of warfare and hostilities. Such hostilities may continue into the future or may escalate at any time due to ethnic, racial, political, religious or ideological tensions between groups in the region or foreign intervention or lack of intervention, among other factors. These developments could adversely affect the Fund.

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Pacific Basin Securities. The Pacific Basin region includes countries in various stages of economic development. Many Pacific Basin countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the Pacific Basin geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region, including the subsequent recovery, could negatively impact the economy of any country in the region. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of the region to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on investments in the region. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain Pacific Basin countries, as do environmental problems.
The economies of most Pacific Basin countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Pacific Basin countries. The economies of certain Pacific Basin countries may depend to a significant degree upon only a few industries and/or exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. In addition, certain developing Asian countries, such as the Philippines and India, are especially large debtors to commercial banks and foreign governments. Many of the Pacific Basin economies may be intertwined, so an economic downturn in one country may result in, or be accompanied by, an economic downturn in other countries in the region. Furthermore, many of the Pacific Basin economies are characterized by high inflation, underdeveloped financial services sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations. The economies of many countries in the region may be heavily dependent on international trade and may accordingly be affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. The economies of certain countries may depend to a significant degree upon only a few industries and/or exports of primary commodities and, therefore, be vulnerable to changes in commodity prices or a weakening of global demand for these products that, in turn, may be affected by a variety of factors, including, for example, decline in growth rates in China, which could significantly lower demand for the natural resources many countries export. Since China has been such a major source of demand for raw materials and a supplier of foreign direct investment to exporting economies, the slowdown of the Chinese economy could significantly affect regional growth. In addition, the trading relationship between China and several Pacific Basin countries has been strained by the geopolitical conflict created by competing territorial claims in the South China Sea, which has created diplomatic tension in the region that may adversely impact the economies of the affected countries.
The Australia and New Zealand economies are also heavily dependent on the economies of China and other Pacific Basin countries. Many of the Pacific Basin economies may be intertwined, so an economic downturn in one country may result in, or be accompanied by, an economic downturn in other countries in the region. Furthermore, many of the Pacific Basin economies may be characterized by higher inflation than other economies, underdeveloped financial services sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets.
The securities markets in certain Pacific Basin countries may be substantially smaller, have less trading volume, and be less liquid and more volatile than the major securities markets in the U.S., and some of the stock exchanges in the region are in the early stages of their development, as compared to the stock exchanges in the U.S. Equity securities of many companies in the region may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Additionally, companies traded on stock exchanges in the region may be smaller and less seasoned than companies whose securities are traded on stock exchanges in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. In some countries, there may be no established secondary market for securities. Therefore, liquidity of securities may be generally low and transaction costs generally high. Similarly, volume and liquidity in the bond markets in the Pacific Basin are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Pacific Basin securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in the Pacific Basin may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Pacific Basin securities markets are susceptible to being influenced by large investors trading significant blocks of securities. Exchanges in the region are smaller and less seasoned than companies whose securities are traded on stock exchanges in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. In some countries, there is no established secondary market for securities. Therefore, liquidity of securities may be generally low and transaction costs generally high. Similarly, volume and liquidity in the Pacific Basin bond markets are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Pacific Basin securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in the region may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the region’s securities markets are susceptible to being influenced by large investors trading significant blocks of securities.
The legal systems in certain developing market Pacific Basin countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain Pacific Basin countries. Similarly, the rights of investors in Pacific Basin companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a Pacific Basin country.
Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Pacific Basin countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund’s assets denominated in those currencies.
Certain developing economies in the Pacific Basin region have experienced currency fluctuations, devaluations, and restrictions; unstable employment rates; rapid fluctuation in, among other things, inflation and reliance on exports; and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire Pacific Basin region. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund’s investments. Some developing Pacific Basin countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals of the relevant country. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests. Any of the above could adversely affect the value of the Fund’s investments.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days.
Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Such securities include those sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act (“Section 4(a)(2) securities”). Such securities are restricted as to disposition under the federal securities laws, and generally, are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.
A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Rule 144A under the Securities Act is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers are uninterested in purchasing restricted securities, the Fund’s investment in such securities could have the effect of reducing the Fund’s liquidity. A determination could be made that certain securities qualified for trading under Rule 144A are liquid.
Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity. In addition, the Fund may get only limited information about an issuer of such a security, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Fund’s NAV.
Inflation Index-Linked Securities — Inflation index-linked securities, also known as “inflation-protected securities,” are fixed-income instruments structured such that their interest payments and principal amounts are adjusted to keep up with inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Other issuers pay out the index-based accruals as part of its coupon.
The  U.S. Treasury is obligated to repay at least the greater of the original principal value or accrued principal value at maturity for inflation index-linked securities issued directly by the U.S. Government, which are referred to as “U.S. Treasury Inflation Protected Securities,” or “TIPS,” and are backed by the full faith and credit of the U.S. Government. However, inflation-indexed securities of other issuers may or may not have the same principal guarantee and may repay an amount less than the original principal value at maturity.   If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.
Inflation index-linked securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal, or stated, rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation index-linked securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation index-linked securities in the same manner as conventional bonds. Any increase in the principal amount of an inflation index-linked debt security will be considered ordinary income, even though the Fund will not receive the principal until maturity. Thus, the Fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.
There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation index-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. The daily adjustment of the principal value of U.S. TIPS is currently tied to the non-seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. Therefore, the inflation adjustment made to TIPS may not be accurate. In addition, inflation index-linked securities are subject to risks related to the discontinuation, substitution or fundamental alteration of CPI-U or other relevant pricing indices. Such alteration, which could be effected by legislation or Executive Order, could be materially adverse to the interests of an investor in the securities or substituted with an alternative index. In periods of deflation when the inflation rate is declining, the principal value of an inflation index-linked security will be adjusted downward. This will result in a decrease in the interest payments thereon, but holders at maturity receive no less than par value. However, if the Fund purchases inflation index-linked securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.
Any increase in principal value of inflation index-linked securities caused by an increase in the index may be treated as original issue discount and taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its collateral requirements, to meet distribution requirements as a  RIC and to eliminate any fund-level income tax liability under the Internal Revenue Code.
Interfund Lending — Pursuant to an order issued by the SEC, the Fund may participate in a credit facility whereby the Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other funds under the Manager’s management for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting departments, who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and the Fund has insufficient cash on hand to satisfy such redemptions, or when sales of securities do not settle as expected, resulting in a cash shortfall for the Fund.  The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the Fund’s need to borrow from banks, the Fund remains free to establish and utilize lines of credit or other borrowing arrangements with banks.
Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Other Investment Company Securities and Exchange-Traded Products — Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. Any such fees and expenses are reflected in the Fees and Expenses Table for the Fund in its Prospectus. To the extent the Fund invests in investment company securities advised by the Manager and/or a sub-advisor, shareholders could pay fees charged by the Manager and/or sub-advisor to such investment company. The Fund’s investment in securities of other investment companies, except for money market funds, is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  In addition, the Fund is generally limited to selling 3% of its total voting stock to an investment company. However, the Fund may exceed these limits in reliance on a statutory exemption, the terms and conditions of an exemptive order from the SEC, or Rule 12d1-4 under the Investment Company Act. Such investments may be subject to various conditions, including limits on control and voting of acquired fund shares, required evaluations and findings by investment advisers, fund investment agreements, and/or limits on most three-tier fund structures. When the  Fund is an acquired fund relying on one of the aforementioned exemptions, it may be limited in its ability to invest in other investment companies (i.e., a three-tier fund structure).

The Fund at times may invest in shares of other investment companies and exchange-traded products, which, in addition to the general risks of investments in other investment companies described above, include the following risks:

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Government Money Market Funds.  The Fund can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Investment Company Act, to provide liquidity or for defensive purposes.   (See “Cash Equivalents and Other Short-Term Investments – Government Money Market Funds” above.)

Redemption Risk — The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times at a loss or depressed value. The risk of loss is greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to sell are illiquid. The sale of assets to meet redemption requests may create capital gains, which the Fund would then be required to distribute to shareholders. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. Additionally, during periods of heavy redemptions, the Fund may borrow funds from the interfund credit facility, or from a bank line of credit, which may increase costs. The ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities or otherwise to “make a market” in debt securities has also been reduced. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance.
Separately Traded Registered Interest and Principal Securities and Other Zero-Coupon Securities  — Separately traded registered interest and principal securities or “STRIPS” and other zero-coupon securities are securities that do not make regular interest payments prior to their maturity date or another specified date in the future. Instead, they are sold at a discount from their face value and accrue interest over the life of the bond. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the securities. Because they do not pay coupon income, the prices of STRIPS and zero-coupon securities can be very volatile when interest rates change, their values may fluctuate more than the value of similar securities that pay interest periodically, and they may be less liquid than similar securities that pay interest periodically. STRIPS are zero-coupon bonds issued by the U.S. Treasury.
The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Fund’s exposure to zero coupon securities.
Sovereign and Quasi-Sovereign Government and Supranational Debt — Sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in developing market countries; debt securities issued by government owned, controlled or sponsored entities located in developing market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between developing market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.
Investments in debt securities issued or guaranteed by foreign governments and their political subdivisions or agencies involve special risks not present in corporate debt obligations. Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and  the Fund may have limited legal recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due.
Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished when the issuer is a foreign government or its political subdivisions or agencies. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.
A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, insufficient foreign currency reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders, the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country’s trading partners or political changes in those countries could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency.
Sovereign debtors’ ability to repay their obligations may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. The receipt of assistance from other governments or multinational agencies is not assured. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which may be politically difficult to implement. These measures may limit or be perceived to limit economic growth and recovery. In the past, some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect  the Fund’s investments. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Manager and sub-advisors endeavor to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause  the Fund to suffer a loss of interest or principal on any of its holdings.
Brady Bonds. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated), and they are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Brady Bonds are not, however, considered to be U.S. Government securities. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.
Supranational entities may also issue debt securities. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Included among these organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal to the extent their assets are insufficient. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above in the section “Currencies Risk.”
Supranational Risk  — Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for initial and ongoing payments of interest and principal to the extent their assets are insufficient. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above in the section “Currencies Risk.”
Time-Zone Arbitrage — Investing in foreign securities may involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time the Fund computes its current NAV per share, causes a change in the price of the foreign securities and such price is not reflected in the Fund’s current NAV per share, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.
Unrated Securities Risk — Because the  Fund may purchase securities that are not rated by any rating organization, a  sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that a  sub-advisor may not accurately evaluate the security’s comparative credit rating. To the extent that the  Fund invests in unrated securities, the  Fund’s success in achieving its investment objectives may depend more heavily on a  sub-advisor’s credit analysis than if the  Fund invested exclusively in rated securities. Less public information is typically available about unrated securities or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the  Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.
U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities or sponsored enterprises. Some obligations issued by U.S. Government agencies and instrumentalities, such as those of the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Bank (“FHLB”) or the Federal Farm Credit Bank (“FFCB”), by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (‘‘Fannie Mae’’), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those of the Federal Farm Credit Bureau, only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. The market prices of U.S. government agency securities are not guaranteed by the U.S. Government. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, obligations of GNMA, FHLB, FFCB, Fannie Mae, Freddie Mac, the Federal Farm Credit Bureau, other U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk, interest rate risk and market risk.
U.S. Treasury Obligations — U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics, and include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years)

issued by the U.S. Treasury, separately traded registered interest and principal component parts of such obligations (known as “STRIPS”), which are traded independently, and Treasury inflation-protected securities, whose principal value is periodically adjusted according to the rate of inflation. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates and credit ratings. U.S. Treasury obligations are subject to credit risk and interest rate risk. The total amount of debt the Treasury is authorized to incur is subject to a statutory limit. Once the Treasury reaches the debt limit, Congress must raise, extend or otherwise modify the limit to enable the Treasury to incur additional debt to pay the obligations of the U.S. government, including principal and interest payments on certain U.S. Treasury obligations (such as Treasury bills, notes and bonds). Failure to, or potential failure to, increase the statutory debt limit could: increase the risk that the U.S. government defaults on payments on certain U.S. Treasury obligations; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher debt servicing payments by the U.S. government; reduce prices of Treasury securities; and/or increase the costs of certain kinds of debt. Treasury inflation-indexed securities are U.S. Government securities whose principal value is periodically adjusted according to the rate of inflation (by reference to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the Bureau of Labor Statistics a part of the Department of Labor). The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances. The interest rate on TIPS is fixed at issuance, but over the life of the security this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation (but not below par value). Although repayment of the original principal upon maturity is guaranteed, the market value of TIPS is not guaranteed and will fluctuate. The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. Because the coupon rate on TIPS is lower than fixed-rate Treasury Department securities, the CPI-U would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate Treasury Department issues and the coupon rate of the TIPS, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury Department securities. If interest rates rise due to reasons other than inflation, (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments thereon, but holders at maturity receive no less than par value. However, if the Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. Any increase in principal value of TIPS caused by an increase in the CPI is taxable in the year the increase occurs, even though the holder will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a “regulated investment company.” See “Tax Information.” If the Fund invests in TIPS, it will be required to treat as original issue discount (“OID”) any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having OID. Because the Fund is required to distribute substantially all of its net investment income (including accrued OID), its investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.
Valuation Risk — This is the risk that certain securities may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain credit-linked notes and other derivatives, which may be illiquid or which may become illiquid, and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market or other conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. No assurance can be given that such prices accurately reflect the price the Fund would receive upon sale of a security. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV.
Variable or Floating Rate Obligations — Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. A variable rate obligation has a coupon rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the coupon is based. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.
The Fund may invest in floaters and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index rate, the Secured Overnight Financing Rate (“SOFR”), or a U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every one or three months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.   Certain floaters may

carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Investing.”
When-Issued and Forward Commitment Transactions —   These transactions involve a commitment by the Fund to purchase or sell securities with payment and delivery to take place at a future date, typically one to two months after the date of the transaction. The payment obligations and interest rate are fixed at the time the buyer enters into the transaction. These transactions enable the Fund to “lock-in” what the Manager   or a sub-advisor, as applicable, believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in its assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.
When entering into a when-issued or forward commitment transaction,  the Fund will rely on the other party to consummate the transaction; if the other party fails to do so,  the Fund may be disadvantaged. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to the Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. When-issued, delayed-delivery and forward commitment transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.
Pursuant to Rule 18f-4 under the Investment Company Act, when-issued, delayed-delivery and forward commitment transactions will be deemed not to involve a senior security, provided that: the Fund intends to physically settle the transaction; and the transaction will settle within 35 days of its trade date. If such transactions are deemed senior securities, the Fund will maintain with its Custodian segregated (or earmarked) liquid securities in an amount at least equal to the when-issued or forward commitment transaction. Earmarking or otherwise segregating a large percentage of the Fund’s assets could impede a sub-advisor’s ability to manage the Fund’s portfolio.
OTHER INVESTMENT STRATEGIES AND RISKS
In addition to the investment strategies and risks described in the Prospectus, the Fund may (except where otherwise indicated):

1	Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

2	Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3	Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.

4	Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisors, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5	Purchase securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act. The Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisors, as applicable, determines that any Section 4(a)(2) securities held by the Fund in excess of this level are liquid.

INVESTMENT RESTRICTIONS
Fundamental Policies.
The Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:
Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.
The Fund has no current intention to convert to a master-feeder structure, as permitted by the foregoing policy.
Fundamental Investment Restrictions.  The following discusses the investment policies of the Fund.
The following restrictions have been adopted by the Fund and may be changed with respect to the Fund only by the majority vote of the Fund’s outstanding voting securities. “Majority of the outstanding voting securities” under the Investment Company  Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders’ meeting or (b) more than 50% of the shares of the Fund.
The Fund may not:

1	Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2	Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3	Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4	Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objectives, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5	Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6	Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7	Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.

8	Invest more than 25% of its total assets in the securities of companies primarily engaged in any industry or group of industries provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities.

The above percentage limits (except the limitation  on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. With respect to the fundamental investment restriction relating to making loans set forth in number 4 above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total net assets (including the market value of collateral received).
With respect to the fundamental investment restriction relating to industry concentration set forth in number 8 above, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the Fund’s total assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any single industry or group of industries.
Non-Fundamental Investment Restrictions.  The following non-fundamental investment restrictions apply to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Board. The Fund may not:

1	Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days or

2	Purchase securities on margin, except that (1) the Fund may obtain such short-term credits as necessary for the clearance of transactions, and (2)

the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.
TEMPORARY OR DEFENSIVE INVESTMENTS
In times of unstable or adverse market, economic, political or other conditions, where the Manager or  the sub-advisors believe it is appropriate and in the Fund’s best interest, the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.
These temporary investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest short-term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short-term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of money market funds, including funds advised by the Manager or the sub-advisors.
PORTFOLIO TURNOVER
Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund’s transaction costs and generate additional capital gains or losses.
Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in a sub-advisor’s investment outlook.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund publicly discloses portfolio holdings information as follows:

1	a complete list of holdings for the Fund on an annual and semi-annual basis within seventy days of the end of each fiscal semi-annual period in publicly available filings of Form N-CSR with the SEC (available on the SEC’s website at www.sec.gov) and on the Fund’s website (www.americanbeaconfunds.com);

2	a complete list of holdings for the Fund as of the end of each fiscal quarter in publicly available filings of Form N-PORT with the SEC within sixty days of the end of the fiscal quarter (available on the SEC’s website at www.sec.gov);

3	a complete list of holdings for the Fund as of the end of each month on the Fund’s website (www.americanbeaconfunds.com) approximately twenty days after the end of the month; and

4	the ten largest holdings for the Fund as of the end of each calendar quarter on the Fund’s website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of the Fund’s holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in the Fund’s best interest. Disclosure of the Fund’s ten largest holdings may exclude U.S. Treasury securities and cash equivalent assets, although such holdings will be included in the Fund’s complete list of holdings.
Disclosure of Nonpublic Holdings
Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Fund, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Fund. The Fund’s policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Holdings Policy. The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that: (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict the Fund from disclosing that a particular security is not a holding of the Fund. The Holdings Policy is summarized below.
A variety of third-party service providers require access to Fund holdings to provide services to the Fund or to assist the Manager and the sub-advisors in managing the Fund (“service providers”). The service providers have a duty to keep the Fund’s nonpublic information confidential either through written contractual arrangements with the Fund (or another Fund service provider) or by the nature of their role with respect to the Fund (or the service provider). The Fund has determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Fund has determined that disclosure of nonpublic holdings information to members of the  Board  fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

The Fund has ongoing  arrangements to provide nonpublic holdings information to the following service providers whose affiliates may also have access to such information:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
State Street Bank and Trust Co. (“State Street”) and its designated foreign sub-custodians	Securities lending agent for Funds that participate in securities lending, Fund’s Custodian and foreign custody manager, sub-administrator, Fund administration service provider	Complete list on intraday basis with no lag
PricewaterhouseCoopers LLP	Fund’s independent registered public accounting firm	Complete list on annual basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag
BNP Paribas Security Services	Middle Office provider to sub-advisor	Complete list on monthly basis with no lag
Citibank NA and its affiliates	Middle Office provider to sub-advisor	Complete list on monthly basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager and sub-advisor	Complete list on daily basis with no lag
KPMG International	Service provider to State Street	Complete list on annual basis with lag
Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis in the ordinary course of business. These third parties include: broker-dealers, prospective sub-advisors, borrowers of the Fund’s portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Fund. If the Fund participates in securities lending activities, potential borrowers of the Fund’s securities receive information pertaining to the Fund’s securities available for loan. Such information is provided on a current basis with no lag. The Fund utilizes various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. The Manager or sub-advisor may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Fund requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Fund does not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Fund would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.
The Fund has ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Fund or that redistribute the Fund’s holdings to financial intermediaries to facilitate their analysis of the Fund. The Fund has determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Fund’s website.
No compensation or other consideration may be paid to the Fund, the Fund’s service providers, or any other party in connection with the disclosure of portfolio holdings information.
Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1	Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Fund’s website and not to trade based on the information;

2	Holdings may only be disclosed as of a month-end date;

3	No compensation may be paid to the Fund, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4	A member of the Manager’s Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Fund, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy. The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and should be disclosed in the Fund’s SAI.

The Manager and the sub-advisor(s) to the Fund may manage substantially similar portfolios for clients other than the Fund. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Fund. The Holdings Policy is not intended to limit the Manager or the sub-advisor(s) from making such disclosures to their clients.
LENDING OF PORTFOLIO SECURITIES
The  Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The  Fund does not have the right to vote on securities while they are on loan. However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund determines are material to its interests. Loans of portfolio securities may not exceed 33¹/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and may pay the borrower a pre-negotiated fee or “rebate” for the use of that cash collateral. Under the terms of the securities loan agreement between the Fund and State Street, its securities lending agent, State Street indemnifies the Fund  for certain losses resulting from a borrower default. However, should the borrower of the securities fail financially,  the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund seeks to minimize this risk by normally limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.
For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent. The amount of such compensation depends on the income generated by the loan of the securities.
As of the date of this SAI, the Fund does not intend to engage in securities lending activities.
TRUSTEES AND OFFICERS OF THE TRUST
The Board of Trustees
The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including American Beacon, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s CCO. The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act (“Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.
In general, the Fund’s risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, the Fund’s investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund’s investment advisers.
The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of American Beacon, and the Fund’s CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund, as applicable. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plans under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.
Board Structure and Related Matters
All but one member of the Board are Independent Trustees. Douglas A. Lindgren, an Independent Trustee, serves as Chair of the Board. The Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Fund. The Chair shall perform such other duties as the Board may from time to time determine.
The Trustees discharge their responsibilities collectively as a Board, as well as through standing Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers whether to approve the Fund’s management agreement with the Manager and, as applicable, its investment advisory agreement(s) with its investment advisor(s), while specific matters related to oversight of the Fund’s independent auditors have been delegated by the Board to its Audit and Compliance Committee. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the funds in the Trust, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the  Fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.
The Trust is part of the American Beacon Funds Complex, which is comprised of 27  series within the American Beacon Funds, 1  series within the American Beacon Institutional Funds Trust, and  4  series within the American Beacon Select Funds. The same persons who constitute the Board of the Trust also constitute the Board of the American Beacon Institutional Funds Trust and the American Beacon Select Funds and each Trustee oversees the Trusts’ combined 32 series.
The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by videoconference or telephone, to address matters arising between regular meetings. The Independent Trustees also conduct executive sessions without the presence of management personnel, including at least quarterly in a session at which no Trustees who are interested persons or management are present, and may hold special meetings, as needed, either in person or by videoconference or telephone.
The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Retirement Plan described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, and shareholders may contact them directly, individually or collectively as a Board, at such address. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

Name and Year of Birth*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Eugene J. Duffy (1954)**	Trustee since 2008	Trustee since 2017
Capital Formation and Currency Solutions, Mesirow Financial Administrative Corporation: Managing Director (2016-Present);
American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);
American Beacon Apollo Total Return Fund: Trustee (2018–2021)

NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (1969)	Trustee since 2015	Trustee since 2017
The Conrad Prebys Foundation: Chief Financial Officer (2022-Present);
Sierra Health Foundation (health conversion private foundation): Executive Vice President &  CCO (2022); Senior Vice President & CFO (2012-2022); CFO (2006-2011);
Sierra Health Foundation - Center for Health Program Management (California public benefit corporation): Senior Vice President &  CFO (2012- 2022);
SJVIIF, LLC (impact investment fund): President (2018-2022);
American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);
American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Name and Year of Birth*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Gerard J. Arpey (1958)	Trustee since 2012	Trustee since 2017
Emerald Creek Group (private equity firm): Partner (2011-Present);
S.C. Johnson & Son, Inc. (privately held company): Director (2008-present);
The Home Depot, Inc.: Director (2015-Present);
American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);
American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Claudia A. Holz (1957)	Trustee since 2018	Trustee since 2018	Blue Owl Capital, Inc.: Independent Director (2021-Present); American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021); American Beacon Apollo Total Return Fund: Trustee (2018–2021)
Douglas A. Lindgren (1961)	Chair since 2025 Trustee since 2018	Chair since 2025 Trustee since 2018	JLL Income Property Trust: Director (2022-Present); American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021); American Beacon Apollo Total Return Fund: Trustee (2018–2021).
Janet C. Smith*** (1965)	Trustee since 2025	Trustee since 2025
Putnam Investments, LLC and Putnam Management: Head of Fund Administration Services (2011–2024);
Putnam Funds Complex (Approximately 105 Funds): Vice President, Principal Financial Officer (2016-2024), Principal Accounting Officer and Assistant Treasurer (2008-2024), Putnam Ombudsman (2016-2024).

Paul Zemsky (1962)	Trustee since 2025	Trustee since 2025
Focus Consulting Group: Consulting Partner: (2024-Present);
ML Tech (Crypto Fund-of-Funds): Strategic Advisor: (2024-Present);
Voya Investment Management: Senior Managing Director, Chief Investment Officer, Multi-Asset Strategies and Solutions (2007–2023); Head of Derivative Strategy and Risk Management, General Account (2005-2006).

*	The Board has adopted a retirement policy that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Duffy is deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.
***	Prior to July 1, 2024, Ms. Smith served as an officer of certain affiliates of Putnam Investment Management, LLC (“Putnam”), and as Vice President, Principal Financial Officer, Principal Accounting Officer and Assistant Treasurer of various registered open-end investment companies for which Putnam serves as investment adviser (“Putnam Funds Complex”). On January 1, 2024, Putnam was acquired (the “Putnam Acquisition”) by Franklin Resources, Inc. (“Franklin”), following which it is under common control with Brandywine Global Investment Management, LLC (“Brandywine”), an investment adviser to certain series of the Trust. In addition, Jane E. Trust has served on the Boards of Trustees of the Putnam Funds Complex since January 2024 and Ms. Smith served as an officer of the Putnam Funds Complex prior to July 1, 2024, during which period Ms. Trust held positions at the following entities, which are under common control with Brandywine. Based on publicly available information, Ms. Trust has served as Senior Vice President, Fund Board Management at Franklin Templeton since 2020; as President and Chief Executive Officer of Franklin Templeton Fund Advisor, LLC, and officer and/or trustee/director of its associated funds since 2015; as Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason”) from 2018 to 2020; as Managing Director of Legg Mason from 2016 to 2018; and as Senior Vice President of Franklin Templeton Fund Advisor, LLC in 2015. In connection with the Putnam Acquisition, Ms. Smith sold her Class B shares of a Putnam affiliate, with a value of approximately $683,000, to a subsidiary of Franklin. In connection with this sale, Ms. Smith may be entitled to certain contingent premium payments depending on the achievement of certain financial metrics, in an amount not to exceed approximately $186,000. Ms. Smith is a participant in a Deferred Executive Compensation Plan relating to her time at Putnam, pursuant to which she will receive approximately $520,000, which will be paid over time by a Franklin affiliate as a result of the Putnam Acquisition.
In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as executive vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of nonprofit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a Trustee.
Gerard  J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.
Eugene  J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a Trustee.
Claudia A.  Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years, where she led audits of large public investment company complexes and held several management roles in the firm’s New York and national offices, and has since had multiple years of service as a Trustee.
Douglas A.  Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures, serving as an Adjunct Professor of Finance at Columbia Business School, and with multiple years of service as a Trustee.

Janet  C. Smith: Ms. Smith has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a senior officer of an investment manager, and as an officer of registered investment companies.
Paul  Zemsky: Mr. Zemsky has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director and chief investment officer of an investment manager, and as a portfolio manager to registered investment companies.
Committees of the Board
The Trust has an Audit and Compliance Committee (“Audit Committee”).  The Audit Committee consists of Mses. Holz (Chair) and Smith and  Mr. Arpey, each of whom are Independent Trustees.  Mr. Lindgren, as Chair of the Board,  serves on the Audit Committee in an ex-officio non-voting capacity. As set forth in its charter, the primary purposes of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the  Fund and their internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement (and related fee arrangements) of the Trust’s independent auditors to perform annual audit services for the Fund and certain non-audit services for the  Fund or certain affiliated parties and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); (e) to coordinate the Board’s oversight of the Trust’s CCO in connection with his or her implementation of the Trust’s Compliance Program; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Audit Committee, including, but not limited to, valuation, operational, and compliance risks. The Audit Committee met  four (4)  times during the fiscal year ended January 31, 2026.
The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Arpey  (Chair)  and Lindgren and Ms. Smith, each of whom are Independent Trustees. As set forth in its charter, the Nominating Committee’s primary purposes are: (a) to make recommendations regarding the nomination of Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board  for nomination for membership on all committees of the Board and of the chairs of such committees; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; (h) to consider and make recommendations relating to the compensation of Independent Trustees; (i) to assist the Board with the aspects of risk oversight of the Trusts that are relevant to the Nominating Committee, including, but not limited to, the stewardship and overall reputation of the Trusts; (j) to coordinate and supervise an annual self-evaluation by the Board of the performance of the Board and its various committees; (k) to assist the Board in monitoring and, as it deems appropriate, implementing practices that are designed to promote diversity and inclusion within the Board’s membership and within the workforces of the Trusts’ primary service providers and vendors; and (l) to assist the Board in coordinating with legal counsel to the Trusts and their independent Board members with respect to staffing matters, including, when applicable, succession planning with respect to senior attorneys engaged in these representations. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund, and must otherwise comply with the Declaration of Trust and By-Laws of the Trust and any procedures set forth therein. The Nominating and Governance Committee met  four (4)  times during the fiscal year ended January 31, 2026.
The Trust has an Investment Committee that is comprised of Messrs. Alvarado (Chair), Duffy and Zemsky.   Mr. Lindgren, as Chair of the Board, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee’s primary purposes are: (a) to review the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the  Fund; (b) to review recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objectives or principal investment strategies of the Fund; (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Investment Committee, including, but not limited to counterparty, investment, liquidity and derivatives risks. The Investment Committee met  four (4)  times during the fiscal year ended January 31, 2026.
Trustee Ownership in the Fund
The following tables show the amount of equity securities owned in the Fund and all series of the American Beacon Funds Complex by the Trustees as of the calendar year ended December 31, 2025.

INTERESTED TRUSTEE
Duffy
American Beacon Developing World Income Fund	None
Aggregate Dollar Range of Equity Securities in all Trusts (31 Funds as of December 31, 2025)	Over $100,000
NON-INTERESTED TRUSTEES
	Alvarado	Arpey	Holz	Lindgren	Smith	Zemsky
American Beacon Developing World Income Fund	None	None	None	None	None	None

INTERESTED TRUSTEE
Duffy
Aggregate Dollar Range of Equity Securities in all Trusts (31 Funds as of December 31, 2025)	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	None
Trustee Compensation
As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $165,000; (2) meeting attendance fee (for attendance in person or via electronic means) of (a) $12,000 for in-person attendance, or $5,000 for attendance by electronic means, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special Board meeting held by electronic means; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. Prior to January 1, 2026, the annual retainer for each Trustee was $150,000. For this purpose, the Board considers attendance at regular meetings held by  videoconference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.
For his service as Board Chair, Mr. Lindgren receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives a single $2,500 fee each quarter for his attendance at the Audit Committee and Investment Committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the fiscal year ended January 31, 2026.
Name of Trustee	Aggregate Compensation from the Trust	Total Compensation from the Trusts
INTERESTED TRUSTEE
Eugene J. Duffy	$203,241	$220,000
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$226,337	$245,000
Joseph B. Armes*	$109,011	$118,000
Gerard J. Arpey	$216,174	$234,000
Claudia A. Holz	$226,337	$245,000
Douglas A. Lindgren	$253,127	$274,000
Barbara J. McKenna**	$203,241	$220,000
Janet C. Smith***	$96,078	$104,000
Paul Zemsky***	$96,078	$104,000
*	Mr. Armes received compensation from the Trusts up to his retirement from the Board on June 5, 2025. Mr. Armes was not eligible for the benefits afforded to Eligible Trustees who served on the Board prior to September 12, 2008 as described below.
**	Ms. McKenna received compensation from the Trusts up to her retirement from the Board on December 31, 2025. Ms. McKenna was not eligible for the benefits afforded to Eligible Trustees who served on the Board prior to September 12, 2008 as described below.
***	Ms. Smith and Mr. Zemsky became Trustees on August 18, 2025. Therefore, Ms. Smith and Mr. Zemsky’s compensation is for the period of August 18, 2025 through the fiscal year ended January 31, 2026.
The Boards have adopted a Trustee Retirement Plan. The Trustee Retirement Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status (“Eligible Trustees”). The Board has determined that, other than the Trustee Retirement Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees. None of the current Trustees are Eligible Trustees.
Each Eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits. No retirement benefits are accrued for Board service after September 12, 2008.
A Trustee Emeritus must be reasonably available to provide advice, counseling and assistance to the Trustees and American Beacon as needed, as agreed to from time to time by the parties involved; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the  Fund. Currently, four individuals who retired from the Board and accrued retirement benefits for periods prior to September 12, 2008, have assumed Trustee Emeritus status. Three individuals and their spouses receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines. One individual receives an annual retainer of $20,000 from the Trusts in lieu of flight benefits.

Principal Officers of the Trust
The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust.

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gregory Stumm (1981)	President and Principal Executive Officer since June 2024 Vice President 2022-2024	President and Principal Executive Officer since June 2024 Vice President 2022-2024
American Beacon Advisors, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
National Investment Services of America, LLC: Director (2024-Present)
Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
Resolute  Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)
Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024 -Present), Senior Vice President (2022-2024)
Resolute Investment Services, Inc.: Director (June 2024-2025), President (June 2024-2025), Chief Executive Officer (June 2024-2025), Senior Vice President, (2022-2024)
Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)
RSW Investments Holdings LLC: Director (2024-Present)
Shapiro Capital Management, LLC: Director (2024-Present)
SSI Investment Management, LLC: Director (2024-Present)

Rosemary K. Behan (1959)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017
American Beacon Advisors, Inc.:  Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present)
American Beacon Apollo Total Return Fund: Vice President, Secretary, and Chief Legal Officer (2018-2021)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.:  Secretary (2023-2026)
American Beacon Cayman TargetRisk Company, Ltd: Secretary (2018-Present)
American Beacon Cayman Trend Company, Ltd.:  Secretary (2023-Present)
American Beacon Sound Point Enhanced Income Fund:  Vice President, Secretary, and Chief Legal Officer (2018-2021)
American Private Equity Management, LLC: Secretary (2008-2024)
Continuous Capital, LLC: Vice President and Secretary (2018-2022)
Green Harvest Asset Management, LLC: Secretary (2019-2021)
Resolute Acquisition, Inc.:  Secretary (2015-Present)
Resolute Investment Distributors, Inc.: Secretary (2017-Present)
Resolute Investment Holdings, LLC: Secretary (2015-2025)
Resolute Investment Managers, Inc.: Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present)
Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2017-2025), Secretary and General Counsel (2017-2025)
Resolute Topco, Inc.: Secretary (2015-Present)

Paul B. Cavazos (1969)	Vice President since 2016	Vice President since 2017
American Beacon Advisors, Inc.: Chief Investment Officer and Senior Vice President (2016-Present)
American Beacon Apollo Total Return Fund: Vice President (2018-2021)
American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)
American Private Equity Management,  L.L.C.: Vice President (2017-2024)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Bernadette A. Bridy (1972)	Vice President since 2026	Vice President since 2026	American Beacon Advisors, Inc.: Chief Marketing Officer (2025-Present) Future Standard (formerly known as FS Investments): Managing Director (2020-2025)
Rebecca L. Harris (1966)	Vice President 2022-May 2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2010-2022	Vice President 2022-2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2017-2022
American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2011-2021)
American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)
American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)
Continuous Capital, LLC: Vice President (2018-2022), Director (2022)
National Investment Services of America, LLC: Director (2022-Present)
Resolute Acquisition, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)
Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)
Resolute Investment Services, Inc.: Senior Vice President (2021-May 2024, June 2024-2025), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)
Resolute  Topco, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President (May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.:    Director and President (March 2026-Present)
American Beacon Cayman TargetRisk Company, Ltd: Director and President (March 2026-Present)
American Beacon Cayman Trend Company, Ltd.: Director and President (March 2026-Present)
RSW Investments Holdings LLC: Director (2022-Present)
Shapiro Capital Management LLC: Director (2022-Present)
SSI Investment Management LLC: Director (2022-Present)

Terri L. McKinney (1963)	Vice President since 2010	Vice President since 2017
American Beacon Advisors, Inc.: Fund Services Officer (2026-Present), Senior Vice President (2021-Present), Vice President, (2009-2021)
American Beacon Apollo Total Return Fund: Vice President (2018-2021)
American Beacon Sound Point Enhanced Income Fund: Vice President (2018-2021)
Continuous Capital, LLC:  Vice President (2018-2022)
Resolute Investment Managers, Inc.:  Senior Vice President (2021-Present), Vice President (2017-2021)
Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2018-2025)
Resolute Investment Distributors, Inc.: Director (2024-Present), Vice President (2024-Present)

Samuel J. Silver (1963)	Vice President since 2011	Vice President since 2017
American Beacon Advisors, Inc.:  Vice President (2011-Present), Chief Fixed Income Officer (2016-Present)
American Beacon Apollo Total Return Fund: Vice President (2018-2021)
American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Christina E. Sears (1971)	Chief Compliance Officer since 2004 Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017
American Beacon Advisors, Inc.: Chief Compliance Officer (2004-Present), Senior Vice President (2026-Present), Vice President (2019-2026)
American Beacon Apollo Total Return Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)
American Beacon Sound Point Enhanced Income Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)
American Private Equity Management, LLC: Chief Compliance Officer (2012-2024)
Continuous Capital, LLC.: Chief Compliance Officer (2018-2019), Vice President (2018-2022)
Green Harvest Asset Management, LLC: Chief Compliance Officer (2019-2021)
Resolute Investment Distributors, Inc.: Vice President (2017-Present)
Resolute Investment Managers, Inc.: Vice President (2017-Present)
Resolute Investment Services, Inc.: Vice President (2019-2025)
RSW Investments Holdings, LLC: Chief Compliance Officer (2019-Present)
Shapiro Capital Management LLC: Chief Compliance Officer (2024-Present)

Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Assistant Secretary since 2017
American Beacon Advisors, Inc.:   Assistant Secretary (April 2024-Present), Director of Corporate Governance (2026-Present)
American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Secretary (2022-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.:  Assistant Secretary (2023-2026)
American Beacon Cayman TargetRisk Company, Ltd: Assistant Secretary (2022-Present)
American Beacon Cayman Trend Company, Ltd.:  Assistant Secretary (2023-Present)
American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)
Resolute Investment Managers, Inc.: Assistant Secretary (April 2024-Present)
Resolute Investment Services, Inc.: Corporate Governance Manager (2023-2024), Assistant Secretary (2024-2025), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020)

Carmen E. Fahy (1976)	Assistant Secretary since 2026	Assistant Secretary since 2026
American Beacon Advisors, Inc.: Associate General Counsel (2025-Present)
Office of the Solicitor,  U.S. Dept. of Labor: Senior Trial Attorney (2023-2025)
Systematic Holdings,  LLC: Corporate Counsel (2022-2023)

Aaron C. Cooper (1985)	Principal Accounting Officer, Principal Financial Officer and Treasurer since April 1, 2026 Assistant Treasurer March 2026	Principal Accounting Officer, Principal Financial Officer and Treasurer since April 1, 2026 Assistant Treasurer March 2026
American Beacon Advisors, Inc.: Director, Fund Reporting (2024-Present), Manager, Fund Reporting (2021-2024)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.:    Treasurer (March 2026-Present)
American Beacon Cayman  TargetRisk Company, Ltd: Assistant Treasurer (March 2026-Present)
American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (March 2026-Present)
Resolute Investment Managers, Inc.: Assistant Treasurer (March 2026-Present);

Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Assistant Treasurer since 2021
American Beacon Advisors, Inc.: Director, Fund Tax (2024-Present)
American Beacon Apollo Total Return Fund: Assistant Treasurer (2021)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Treasurer (2022-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.: Assistant Treasurer (2023-2026)
American Beacon Cayman TargetRisk Company, Ltd: Assistant Treasurer (2022-Present)
American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (2023-Present)
American Beacon Sound Point Enhanced Income Fund: Assistant Treasurer (2021)
Resolute Investment Services, Inc.: Director, Fund Tax (2024-2025), Fund Tax Manager (2020-2024), Manager, Tax (2014-2020)

CODE OF ETHICS
The Manager, the Trust, the Distributor, and the sub-advisors each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and the Trust’s Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.
PROXY VOTING POLICIES
The Fund invests exclusively in non-voting securities and is therefore not expected to vote proxies relating to portfolio securities. If the Fund were to vote any proxies, the proxy voting record for the most recent year ended June 30 will be available as of August 31 of each year without charge on the Fund’s website, on the SEC’s website at http://www.sec.gov or upon request by calling 1-800-967-9009. The proxy voting record can be found in Form N-PX on the SEC’s website.
CONTROL PERSONS AND 5% SHAREHOLDERS
A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large redemptions by a control person could cause the Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses.
Set forth below are entities or persons that own 5% or more of the outstanding shares of a class of the Fund as of  April 30, 2026. The Trustees and officers of the Trusts, as a group, owned less than 1% of all classes of the  Fund’s shares outstanding as of that date.

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	C CLASS	Y CLASS	R5 CLASS	Investor CLASS
CHARLES SCHWAB & CO INC*	31.50%			30.84%	32.57%	42.48%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1901
J.P. MORGAN SECURITIES LLC OMNIBUS*		24.32%	11.23%
ACCT FOR THE EXCLUSIVE BEN OF CUST
4 CHASE METROTECH CTR FL 3RD
BROOKLYN NY 11245-0003
LPL FINANCIAL*		8.62%	9.58%	15.99%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
MORGAN STANLEY SMITH BARNEY LLC*						5.91%
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1965
NATIONAL FINANCIAL SERVICES LLC*	28.39%	13.53%		26.13%	42.25%	37.13%
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
PERSHING LLC*		13.83%	25.30%		5.81%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES*		10.22%	44.99%	12.41%
OMNIBUS FOR MUTUAL FUNDS

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	C CLASS	Y CLASS	R5 CLASS	Investor CLASS
ATTN MUTUAL FUND RECONCILIATION 14G
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100
UBS WM USA*		8.21%
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
BARCLAYS CAPITAL INC					10.58%
745 7TH AVE
NEW YORK NY 10019-6801
OPPENHEIMER & CO INC. FBO		6.23%
MAX PROTECTION LLC
678 INDUSTRY DR
TUKWILA WA 98188-3406
*	Denotes record owner of Fund shares only
INVESTMENT ADVISORY AGREEMENTS
The Fund’s sub-advisors are listed below with information regarding their controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” If any sub-advisor for the Fund is not listed below, no owner of such sub-advisor owns more than 25% of the outstanding voting interests and is thus presumed not to be a control person.  Persons and entities affiliated with a sub-advisor may be considered affiliates  of the  Fund.

abrdn Investments Limited (“aIL”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Aberdeen Group plc	Parent of abrdn (Holdings) PLC	Financial Services
abrdn Holdings Limited	Parent of abrdn Investments Limited	Financial Services
abrdn Investments Limited is located at 10 Queens Terrace, Aberdeen, Scotland, AB10 1YG.

Global Evolution USA, LLC (“Global Evolution”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Generali Investments Holding S.p.A.	Parent Company. Owns 100% of Conning Holdings Limited (UK)	Financial Services
Conning Holdings Limited (UK)	Owns 90.84% of Global Evolution Holding ApS (Denmark)	Financial holding company
Global Evolution Holding ApS (Denmark)	Owns approximately 98.07% of Global Evolution Financial ApS (Denmark)	Financial holding company
Global Evolution Financial ApS (Denmark)	100% holding company of Global Evolution USA, LLC (US)	Financial holding company
Søren Rump	Co-founder	Financial Services
Morten Bugge	Co-founder and Director	Financial Services
Torben Schytt	Director	Financial Services
Global Evolution USA, LLC is  located at 250 Park Avenue, 15th floor, New York, NY 10177, United States. The parent company, Global Evolution Financial  ApS, is located at Buen 11, 2nd floor, Kolding Denmark 6000.

Ninety One North America, Inc. (“Ninety One NA”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Ninety One International Ltd.	Parent Company	Holding Company
Ninety One Global Ltd.	Parent Company of Ninety One International Ltd.	Holding Company
Ninety One Plc	Ultimate Parent Company; Parent Company of Ninety One Global Ltd.	Financial Services

Ninety One North America, Inc. (“Ninety One NA”) is located at 65 East 55th Street, 30th Floor, New York, NY 10022.
The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with each sub-advisor pursuant to which the Fund pays each sub-advisor an annualized sub-advisory fee that is calculated and accrued daily based on a percentage of the Fund’s average daily assets.
In rendering investment advisory services, aIL may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding/personnel sharing arrangement (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the abrdn plc affiliates as associated persons of aIL. Each investment professional who renders portfolio management, research or trading services under a MOU are considered to be “supervised persons” of aIL as that term is defined in the Investment Advisers Act of 1940, as amended.
In rendering investment advisory services to the Fund, Global Evolution may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (“Global Evolution’s Foreign Affiliates”), to provide portfolio management, research and trading services to the Fund. Under a Participating Affiliate Agreement, each of Global Evolution’s Foreign Affiliates are considered “participating affiliates” of Global Evolution pursuant to applicable guidance from the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each of Global Evolution’s Foreign Affiliates and any of their respective employees who provide services to the Fund are considered under the Participating Affiliate Agreement to be “supervised persons” of Global Evolution as that term is defined in the Investment Advisers Act of 1940, as amended.
In rendering investment advisory services to the Fund, Ninety One NA, may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (“Ninety One NA’s Foreign Affiliates”), to provide portfolio management, research and trading services to the Fund. Under an agreement (“Participating Affiliate Agreement”), each of Ninety One NA’s Foreign Affiliates are considered “participating affiliates” of Ninety One NA pursuant to applicable guidance from the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each of Ninety One NA’s Foreign Affiliates and any of their respective employees who provide services to the  Fund are considered under the Participating Affiliate Agreement to be “supervised persons” of Ninety One NA as that term is defined in the Investment Advisers Act of 1940, as amended.
MANAGEMENT, ADMINISTRATIVE, SECURITIES LENDING, AND DISTRIBUTION SERVICES
The Manager
The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”).  RIM is, in turn, a wholly-owned subsidiary of  Resolute Acquisition, Inc., a wholly-owned subsidiary of  Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns more than 25% of the outstanding equity or voting interests of Topco. The address of Topco is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.
Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Resolute Topco, Inc.	Ultimate Parent Company	Holding Company – Founded in 2015
The Manager is paid a management fee as compensation for providing the Fund with management, asset allocation and administrative services. The expenses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%
Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

■	complying with reporting requirements;

■	corresponding with shareholders;

■	maintaining internal bookkeeping, accounting and auditing services and records;

■	supervising the provision of services to the Trust by third parties; and

■	administering the Funds’ interfund lending facility and lines of credit, if applicable.

In addition to its oversight of the sub-advisors, the Manager may invest the portion of the Fund’s assets that the sub-advisors determine to be allocated to short-term investments.
The Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund’s tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by sub-advisors to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.
The Manager may contractually agree from time to time to waive fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.
The following tables show the total management fees paid to the Manager for management and administrative services, and the investment advisory fees paid to the sub-advisors based on the Fund’s average daily net assets for each of the Fund’s three most recent fiscal years ended January 31. The following tables also show the management fees waived or recouped by the Manager and the sub-advisory fees waived by a sub-advisor, if applicable. The fees paid to the Manager were equal to 0.35% of the Fund’s average daily net assets. In the tables below, the fees paid to the sub-advisors are expressed both as a dollar amount and percentage of the Fund’s average daily net assets.

Management Fees Paid to American Beacon Advisors, Inc. (Gross)
2024	2025	2026
$1,544,867	$2,097,682	$3,722,724

Sub-Advisor Fees (Gross)
2024	2025	2026
$2,186,742	$2,947,190	$5,052,394
0.50%	0.50%	0.50%

Management Fees (Waived)/Recouped
2024	2025	2026
$0	$0	$0
The sub-advisors for the Fund have not waived fees during the three most recent fiscal years ended January 31.
Distribution Fees
The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act, is paid up to 0.25% per annum of the average daily net assets of the A Class shares and up to 1.00% per annum of the average daily net assets of the C Class shares of the Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of A Class and C Class shares advertising material and sales literature. The Manager will receive Rule 12b-1 fees from the A Class and C Class shares regardless of the amount of the Manager’s actual expenses related to distribution and shareholder servicing efforts on behalf of each Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the A Class and C Class shares. The Manager anticipates that the Rule 12b-1 plan will benefit shareholders by providing broader access to the Fund through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Fund. The Board has not authorized  Y Class, R5 Class and Investor Class shares of the Fund to pay any fees pursuant to a distribution plan. Distribution fees pursuant to Rule 12b-1 under the Investment Company Act for the fiscal year ended January 31, 2026 were:

Distribution Fees
A Class	$29,946
C Class	$119,178
Certain sub-advisors of the Fund or other series of the American Beacon Funds Complex contribute to the Manager to support the American Beacon Funds’ distribution activities.
Service Plan Fees
The A Class, C Class and Investor Class have each adopted a Service Plan (collectively, the “Service Plans”). The Service Plans authorize the payment to the Manager (or another entity approved by the Board) of up to 0.375% per annum of the average daily net assets of the Investor Class shares, up to 0.25% per annum of the average daily net assets of the A Class shares and C Class shares. In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class shares. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, Y Class, R5 Class, and Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the Fund’s “Other Expenses” in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The primary non-distribution shareholder fees paid to financial intermediaries, such as plan sponsors and broker-dealers, generally include shareholder servicing, record keeping and servicing fees. Service Plan fees paid by the A Class, C Class, and Investor Class shares of the Fund pursuant to the applicable Service Plan for the three most recent fiscal years ended January 31 were as follows:

Service Plan Fees
	2024	2025	2026
A Class	$3,241	$4,274	$12,633
C Class	$8,893	$9,094	$10,833
Investor Class	$122,075	$180,817	$363,994
Securities Lending Fees
As compensation for services provided by the Manager in connection with securities lending activities conducted by  the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers.
Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs.
The Manager has not received any fees from securities lending activities of the Fund within the last three fiscal years.
As of the date of this  SAI, the  Fund does not intend to engage in securities lending activities.
The Distributor
Resolute Investment Distributors, Inc. (“RID” or “Distributor”) is the Fund’s distributor and principal underwriter of the Fund’s shares.
RID, located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039, is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s  shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of the A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.
The aggregate sales charges paid to, or retained by, the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares during each of the Fund’s three most recent fiscal years ended  January 31  are shown in the table below:

American Beacon Fund		Sales Charge Revenue		Deferred Sales Charge Revenue
	Fiscal Year	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
American Beacon Developing World Income Fund	2026	$292,203	$47,619	$867	-
	2025	$81,739	$11,651	$234	-
	2024	$30,200	$3,879	$268	-
RID does not receive compensation on redemptions and repurchases, brokerage commissions, or other compensation. However, as shown in a separate chart, RID may receive distribution fees (i.e., Rule 12b-1 fees) from certain share classes of the Fund.
OTHER SERVICE PROVIDERS
State Street, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as custodian (“Custodian”) for the Fund. State Street also serves as the Fund’s Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Fund with certain financial reporting and tax services.
Pursuant to an administrative services agreement among the Manager, the Trust, American Beacon Institutional Funds Trust, and Parametric Portfolio Associates  LLC (“Parametric”), located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, Parametric provides certain administrative services related to the equitization of cash balances for certain series of the American Beacon Funds Complex.
SS&C  GIDS, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.
The Fund’s independent registered public accounting firm is PricewaterhouseCoopers LLP, which is located at 101 Seaport Blvd., Suite 500, Boston, Massachusetts 02210.
K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

PORTFOLIO MANAGERS
The portfolio managers to the Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by each sub-advisor and is set forth below. The number of accounts and assets is shown as of January 31, 2026.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
American Beacon Advisors, Inc.
Paul B. Cavazos	5 ($7.8 bil)	2 ($1.1 bil)	3 ($14.6 bil)	None	None	None
Colin J. Hamer	2 ($4.4 bil)	1 ($1.0 bil)	2 ($13.8 bil)	None	None	None
Patrick Sporl	None	None	1 ($12.9 bil)	None	None	None

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
abrdn Investments Limited
Kevin Daly	None	3 ($2.6 bil)	None	None	None	None
Edwin Gutierrez	None	7 ($1.9 bil)	1 ($449 mil)	None	None	None
Siddharth Dahiya	1 ($469 mil)	5 ($2.8 bil)	12 ($1.2 bil)	None	None	None
Anthony Simond	None	6 ($464 mil)	None	None	None	None

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Global Evolution USA, LLC
Morten Bugge	None	12 ($7.8 bil)	31 ($11.2 bil)	None	9 ($7.0 bil)	5 ($2.6 bil)
Christian Mejrup	None	12 ($7.8 bil)	31 ($11.2 bil)	None	9 ($7.0 bil)	5 ($2.6 bil)
Lars Peter Nielson	None	12 ($7.8 bil)	31 ($11.2 bil)	None	9 ($7.0 bil)	5 ($2.6 bil)
Sofus Asboe	None	12 ($7.8 bil)	31 ($11.2 bil)	None	9 ($7.0 bil)	5 ($2.6 bil)
Kristian Wigh	None	12 ($7.8 bil)	31 ($11.2 bil)	None	9 ($7.0 bil)	5 ($2.6 bil)
Stephen Bailey-Smith	None	12 ($7.8 bil)	31 ($11.2 bil)	None	9 ($7.0 bil)	5 ($2.6 bil)
Anne Margrethe Tingleff	None	12 ($7.8 bil)	31 ($11.2 bil)	None	9 ($7.0 bil)	5 ($2.6 bil)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ninety One North America, Inc.
Antoon de Klerk	1 ($0.3 bil)	6 ($5.8 bil)	7 ($2.8 bil)	None	None	None
Thys Louw	1 ($0.1 bil)	2 ($1.7 bil)	11 ($5.9 bil)	None	None	None
Conflicts of Interest
As noted in the table above, the Portfolio Managers manage accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager and each sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest was provided by the Manager and the sub-advisors as of January 31, 2026.
The Manager The Manager’s Portfolio Managers are responsible for managing the Fund and other accounts, including separate accounts and unregistered funds. The Manager typically assigns funds and accounts with similar investment strategies to the same Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the Portfolio Managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). The Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Manager has adopted policies limiting the ability of Portfolio Managers to cross securities between the Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.
Portfolio Managers of the Manager with responsibility for oversight of Fund sub-advisors are also responsible for overseeing sub-advisors selected by the Manager to manage other client accounts. In some cases, the same investment process and overall investment strategy are used for both the Fund and another client account. When a sub-advisor has a limited capacity for managing assets, these Portfolio Managers may have an incentive to allocate the capacity disproportionately among clients. Certain Portfolio Managers oversee fixed-income assets managed internally by the Manager as well as equity and fixed-income assets managed externally by sub-advisors. Potential conflicts of interest may occur when the Manager’s Portfolio Managers allocate Fund assets to internal fixed-income Portfolio Managers rather than external Portfolio Managers, since the Manager has the potential to earn more fees under this scenario. These potential conflicts of interest are disclosed to the Board in connection with the process of approving the Manager as an investment advisor to the Fund.
abrdn Investments Limited (“aIL”) The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, aIL believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain investment vehicles, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, aIL has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate aIL based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by aIL or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, aIL may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregations and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of aIL that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions.
Global Evolution USA, LLC (“Global Evolution”) Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. This potential conflict may be heightened where the sub-advisor manages one or more other accounts where the advisory fees may be higher and/or a portion of their investment advisory fee is based upon the performance of that fund/account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, the sub-advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the sub-advisor’s trade allocation policy.
Ninety One North America, Inc. (“Ninety One NA”) The sub-advisor performs investment management and investment advisory services for various clients, including the Fund, many of whom may have differing investment objectives, guidelines, and restrictions. As a result, the sub-advisor may give advice and take action in the performance of its duties for a particular client that may differ from the advice given, or the timing or nature of action taken, with respect to other clients. It is also possible that in the course of the sub-advisor’s business, investments for the sub-advisor’s clients will overlap with investments for the clients of an affiliate of the sub-advisor and create a possible conflict of interest in connection with an investment opportunity that may be suitable for multiple accounts, but not available in sufficient quantities for all accounts to participate fully. Because the sub-advisor provides services to a number of different clients, potential conflicts of interest may also arise related to the amount of time an individual devotes to managing particular accounts. The sub-advisor may also have an incentive to favor accounts in the allocation of investment opportunities or otherwise treat preferentially those accounts that pay the sub-advisor a performance-related fee, or a higher fee level or greater fees overall. To address such conflicts, the sub-advisor has established a variety of policies and procedures whose goals are to facilitate the fair allocation of investment opportunities. At all times, the sub-advisor seeks to treat all of its clients in a fair and equitable manner and will act in a manner that the sub-advisor believes to be in the best interests of clients. The sub-advisor seeks to ensure that potential or actual conflicts of interest are appropriately resolved, taking into consideration the overriding best interests of its clients. The portfolio managers manage multiple accounts for the sub-advisor, including the Fund. In addition, they serve as portfolio managers of certain private investment funds and client accounts that are managed by affiliates of the sub-advisor. As such, they will not devote their full business time to the Fund, but will devote such time as they, in their sole discretion, deem necessary to carry out their role effectively. They will make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that they believe is applicable to such accounts. They may on occasion give advice or take action with respect to certain accounts that differs from the advice given or action taken with respect to other accounts (especially where the investment policies differ). Thus, it is possible that the transactions and portfolio strategies the portfolio managers may use for various accounts may conflict and affect the prices and availability of the securities and other financial instruments in which certain other accounts invest. In circumstances where conflicts occur, the sub-advisor seeks to implement policies to minimize such conflicts and ensure that decisions are made that are fair and equitable to all the accounts involved, in light of the circumstances prevailing at the time and its applicable fiduciary duties. Potential conflicts of interest may also arise in connection with the knowledge by an employee of either the sub-advisor and/or an affiliate of the sub-advisor about the timing of transactions, investment opportunities, broker selection, portfolio holdings and investments. Such employees who have access to the size and timing of transactions may have information concerning the market impact of transactions. Such employees may be in a position to use this information to their possible advantage or to the possible detriment of a client. The sub-advisor manages these potential conflicts involving employee personal trades by requiring that any personal trade be made in compliance with the sub-advisor’s code of ethics.
Compensation
The following is a description provided by the Manager and each investment sub-advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager as of January 31, 2026.
The Manager Compensation of the Manager’s Portfolio Managers is comprised of base salary and annual cash bonus. Each Portfolio Manager’s base annual salary is fixed. The Manager determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers participate in the Manager’s annual cash bonus plan. The amount of the total bonus pool is based upon the profitability of the Manager. Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager’s level of responsibility. Additionally, the Portfolio Managers may participate in the Manager’s equity incentive plan.
aIL
aIL’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for aIL’s clients and shareholders. aIL operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.
aIL’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives and conduct and risk matters are also taken into account.
The variable pay award comprises a mixture of cash and a deferred award based on the size of the award and the remuneration regulations that the individual is captured under. Deferred awards will be delivered either in  Aberdeen Group plc (“Aberdeen plc”) shares, in relevant Aberdeen plc  funds or a mix of both. Overall compensation packages are designed to be competitive relative to the investment management industry.
Base Salary
aIL’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies.
Annual Bonus
The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.
aIL has a corporate deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with aIL’s sustained performance and, in respect of the deferral into funds, managed by aIL, to align the interest of asset managers with Aberdeen plc’s clients.
Staff performance is reviewed formally at least once a year. Aberdeen plc’s fund managers are measured using performance scorecards across four core objectives: Investment excellence, Collaboration, Client Engagement, and Commerciality. Investment excellence will naturally include an assessment of fund performance and any risk considerations. These are set locally by managers, but will typically be a balanced view over 1, 3 and 5 year time horizons, and over longer timelines where appropriate (e.g. close end funds). For all funds, performance relative to benchmark and relative to the fund’s stated objectives (including risk) will always be a key consideration in any awards made.
Aberdeen plc also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of Aberdeen plc’s core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading- oriented-managers will thus find it difficult to thrive in the Aberdeen plc environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen plc’s  dynamic compliance monitoring system.
Global Evolution For serving as portfolio managers of the Fund, Portfolio Managers receive competitive base salaries and are eligible for performance-based compensation from overall firm-wide profits. No Portfolio Managers have compensation directly linked to Fund performance. Additionally, all Portfolio Managers hold or are vesting equity in Global Evolution and/or its affiliate Global Evolution Asset Management A/S. While no portion of the sub-advisor’s advisory fee is based upon the performance of the Fund, the sub-advisor and its Portfolio Managers manage other account(s) where part of the advisory fee is based upon the performance of that account.
Ninety One North America, Inc. The compensation for the portfolio managers includes fixed pay, pension contribution, employee benefits, and annual discretionary variable compensation which may comprise both cash and deferred elements. Fixed compensation including salaries are reviewed annually and designed to reflect the relative skills and experience of, and contribution made by, each employee. The following qualitative and quantitative factors are considered in determining annual discretionary variable compensation: the profit of the overall firm; multi-year investment and financial performance of specific business units; behavior consistent with the culture and values of the firm; scope of responsibility and individual contribution to the performance of the business; the attitude and behavior of employees towards risk consciousness, internal controls, risk management and regulatory compliance; specific input from risk and compliance functions regarding concerns about the behavior of individual employees; market sector norms and peer group comparisons; and the quality and level of leadership and collaboration, the ability to grow and develop business and client relationships, and the development of self and others.
Ownership of the Fund
A Portfolio Manager’s beneficial ownership of  the Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager’s immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The tables below set forth each Portfolio Manager’s beneficial ownership of the Fund as of January 31, 2026  as provided by the Manager and the Fund’s sub-advisors.

Name of Investment Advisor and Portfolio Managers	American Beacon Developing World Income Fund
American Beacon Advisors, Inc.
Paul B. Cavazos	None
Colin J. Hamer	$10,001-$50,000
Patrick Sporl	None

Name of Investment Advisor and Portfolio Managers	American Beacon Developing World Income Fund
aIL
Kevin Daly	None
Edwin Gutierrez	None
Siddharth Dahiya	None
Anthony Simond	None

Name of Investment Advisor and Portfolio Managers	American Beacon Developing World Income Fund
Global Evolution
Morten Bugge	None
Christian Mejrup	None
Lars Peter Nielson	None
Kristian Wigh	None
Sofus Asboe	None
Stephen Bailey-Smith	None
Anne Margrethe Tingleff	None

Name of Investment Advisor and Portfolio Managers	American Beacon Developing World Income Fund
Ninety One North America, Inc.
Antoon de Klerk	None
Thys Louw	None
PORTFOLIO SECURITIES TRANSACTIONS
In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisors, where appropriate and permitted by law, may consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine  the Fund’s NAV), and other information provided to the Fund, to the Manager and/or to the  sub-advisors (or their affiliates), provided, however, that the Manager or the  sub-advisors must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisors, where appropriate and permitted by law, are also authorized to cause  the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisors, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the services provided, viewed in terms of that particular transaction or, where appropriate and permitted by law, in terms of all the accounts over which the Manager or the sub-advisors exercise investment discretion. The fees of the sub-advisors  are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the  sub-advisors (or a broker-dealer affiliated with them), where appropriate and permitted by law, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisors, as applicable and where appropriate and permitted by law, to benefit their other accounts under management.
The Manager and the  sub-advisors will place their own orders to execute securities transactions that are designed to implement the Fund’s investment objectives and policies. In placing such orders, the  sub-advisors will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate and permitted by law, the  sub-advisors of the Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. The Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund’s cash flows. High portfolio turnover increases the Fund’s transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.
The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the  sub-advisors is to seek best execution. In assessing available execution venues, the sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.
The Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If the sub-advisors  chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to  the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the  Fund. Neither the Manager nor the  sub-advisors receives any benefits from the commission recapture program. The sub-advisor’s participation in the brokerage commission recapture program is optional. The  sub-advisors retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with each sub-advisor’s obligation to seek the best execution available.
Soft Dollars
During the fiscal year ended January 31, 2026, the Fund did not direct any transactions to brokers for research services.
Brokerage Commissions
For the three most recent fiscal years ended January 31, no brokerage commissions were paid by the Fund.
Affiliated Broker Commissions
For the three most recent fiscal years ended January 31, no brokerage commissions were paid to affiliated brokers by the Fund.
Commission Recapture
For the fiscal year ended January 31, 2026, the Fund received $0 as a result of participation in the commission recapture program.
Securities Issued by Top 10 Brokers
As of the fiscal year ended January 31, 2026, the Fund did not hold securities issued by a broker-dealer (or by its parent) that was one of the top ten brokers or dealers through which the Fund executed transactions or sold shares.
ADDITIONAL PURCHASE AND SALE INFORMATION FOR A CLASS SHARES
Sales Charge Reductions and Waivers
As described in the Prospectus, there are various ways to reduce your sales charge when purchasing A Class shares. Additional information about A Class sales charge reductions is provided below.
LOI. The LOI may be revised upward at any time during the 13-month period of the LOI (“LOI Period”), and such a revision will be treated as a new LOI, except that the LOI Period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised LOI. The LOI will be considered completed if the shareholder dies within the 13-month LOI Period. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount invested before the shareholder’s death.
All dividends and  other distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified LOI Period, the purchaser may be required to remit to the transfer agent the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the LOI Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the LOI Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Fund for the balance still outstanding.
Rights of Accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in any class of the American Beacon Funds to determine your sales charge for A Class shares on investments in accounts eligible to be aggregated. If you make a gift of A Class shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your investments in any class of the American Beacon Funds.

Aggregation. Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

■	individual-type employee benefit plans, such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

■	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

■
trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

■	endowments or foundations established and controlled by you or your immediate family; or

■	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

■	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

■
made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act, excluding the individual-type employee benefit plans described above;

■
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

■
for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the Investment Company Act. Purchases made for nominee or street name accounts (securities held in the name of a broker-dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent Purchases. As described in the Prospectus, you may reduce your A Class sales charge by combining simultaneous purchases in any of the American Beacon Funds.
Other Purchases. Pursuant to a determination of eligibility by the Manager, A Class shares of the Fund may be sold at NAV (without the imposition of a front-end sales charge) to:

1	current or retired trustees, and officers of the American Beacon Funds family, current or retired employees and directors of the Manager and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2	currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their spouses, and children, including children in step and adoptive relationships, sons-in-law and daughters-in-law, if the Eligible Persons or the spouses or children of the Eligible Persons are listed in the account registration with the spouse or parent) of broker-dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses and/or children;

3	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

4	insurance company separate accounts;

5	accounts managed by the Manager, a sub-advisor to the Fund and its affiliated companies;

6	the Manager or a sub-advisor to the Fund and its affiliated companies;

7	an individual or entity with a substantial business relationship with, which may include the officers and employees of the Fund’s Custodian or transfer agent, the Manager or a sub-advisor to the Fund and its affiliated companies, or an individual or entity related or relating to such individual or entity;

8	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

9	directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

10	banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in the fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

11	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

12	Employer-sponsored defined contribution - type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and IRA rollovers involving retirement plan assets invested in a fund in the American Beacon Funds fund family; and

13	Employee benefit and retirement plans for the Manager and its affiliates.

Shares are offered at NAV per share to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this NAV per share privilege, additional investments can be made at NAV per share for the life of the account.
It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest through another broker-dealer in order to take advantage of these waiver categories. The Fund may terminate or amend the terms of these sales charge waivers at any time.

Moving Between Accounts. Investments in certain account types may be moved to other account types without incurring additional A Class sales charges. These transactions include, for example:

■	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

■
“required minimum distributions” (as described in Section 401(a)(9) of the Internal Revenue Code) from  an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

■	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

It is possible that a broker-dealer may not be able to offer the ability to move between accounts. If this situation occurs, it is possible that the investor would need to invest through another broker-dealer in order to take advantage of this privilege. Please contact your financial intermediary for additional information.
ADDITIONAL INFORMATION REGARDING CONTINGENT DEFERRED SALES CHARGES
As discussed in the Prospectus, the redemption of C Class shares may be subject to a CDSC if you redeem your shares within 12 months of purchase. If you purchased $500,000 or more of A Class shares of the Fund (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or other distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.
The CDSC is waived under the following circumstances:

■
Any partial or complete redemption following death or “disability” (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or the Fund’s transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

■
Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or the Fund’s transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

■
Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments include, but are not limited to, payments resulting from death, “disability,” “retirement,” “separation from service” (each as defined in the Internal Revenue Code), “required minimum distributions” (as described in Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

■	Redemptions that are required minimum distributions from a traditional IRA as required by the Internal Revenue Service.

■	Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

■	Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

■	To return excess contributions made to a retirement plan.

■	To return contributions made due to a mistake of fact.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.
REDEMPTIONS IN KIND
Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
TAX INFORMATION
The tax information in the Prospectus and in this section relates solely to the federal income tax law and assumes that the  Fund will continue to qualify each taxable year as a “regulated investment company” (“RIC”) under the Internal Revenue Code (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of the Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
Taxation of the Fund
The Fund intends to continue to qualify each taxable year for treatment as a  RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

■
Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies (together with Qualifying Other Income (as defined below), “Qualifying Income”), or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies (“Qualifying Other Income”) and (2) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Gross Income Requirement”). A QPTP is a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof”) (a “PTP”)) that meets certain qualifying income requirements other than a partnership at least 90% of the gross income of which is Qualifying Income;

■
Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the  Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of  QPTPs being considered voting securities for these purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the  Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs  (“Diversification Requirements”); and

■
Distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses (if any) from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income (“Distribution Requirement”).

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year the Fund does not qualify for that treatment — either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements (“Other Requirements”), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at the regular corporate rate without any deduction for dividends paid to its shareholders, and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, (a) for individual and certain other non-corporate shareholders (each an “individual”), as “qualified dividend income” (as described in the Prospectus) (“QDI”), and/or (b) in the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, as eligible for the dividends-received deduction (“DRD”)) to the extent of  the Fund’s current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on  the Fund’s income and performance. Furthermore,  the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that  the Fund will not qualify as a RIC in any given taxable year.
The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its “capital gain net income” for the one-year period ending on  October 31 of that year, plus certain other amounts.   The  Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.
Taxation of Certain Investments and Strategies
Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Fund may realize in connection therewith. In general, the Fund’s (1) gains from the disposition of foreign currencies and (2) gains from such contracts will be treated as Qualifying Income under the Gross Income Requirement.
Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”)  that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments by foreign investors.   It is impossible to determine the effective rate of the Fund’s foreign tax in advance, since the amount of its assets to be invested in various countries is not known.
The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the PFIC stock and of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible to be treated as QDI or for the DRD.
If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF did not distribute those earnings and gain to the Fund. In most instances, however, it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
Alternatively, the Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year, in which event it likely would be required to distribute to its shareholders any resulting gains to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including any net mark-to-market gain or loss for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, the Fund may not be able, at the time it acquires a foreign corporation’s stock, to ascertain whether the corporation is a PFIC and a foreign corporation may become a PFIC after the Fund acquires stock therein. While the Fund generally will seek to minimize its investment in PFIC stock, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so, and the Fund reserves the right to make those investments as a matter of its investment policy.
The Fund may invest in one or more LLCs and limited partnerships (“LPs”) that will be classified for federal tax purposes as partnerships (and, except as expressly stated below, this discussion assumes that classification). LLCs and LPs in which the Fund may invest may include a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof)”) (a “PTP”), which may be a QPTP, which satisfies certain qualifying income requirements, or a non-QPTP, which does not satisfy those requirements.
If an LLC or LP in which the Fund invests is a QPTP, all its net income (regardless of source) will be qualifying income for the Fund under the Gross Income Requirement. The Fund’s investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets at the end of each quarter of its taxable year in order to satisfy one of the Diversification Requirements.
With respect to non-QPTPs, (1) if an LLC or LP (including a PTP) is treated for federal tax purposes as a corporation, distributions from it to the Fund might be treated as QDI and eligible for the DRD and disposition of the Fund’s interest therein would generate gain or loss from the disposition of a security, or (2) if such an LLC or LP is not treated for those purposes as a corporation, the Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, the Fund would be able to treat its share of the entity’s income as qualifying income under the Gross Income Requirement only to the extent that income would be such if realized directly by the Fund in the same manner as realized by the LLC or LP. Certain LLCs and LPs (e.g., private funds) in which the Fund may invest may generate income and gains that are not such qualifying income. The Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for continued qualification as a RIC.
Some futures contracts, foreign currency contracts, and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) - except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which  the Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contract the Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.
Positions in options that do not qualify as “section 1256 contracts” under the Code generally are governed by Section 1234 of the Code. Pursuant to Section 1234 of the Code, if the Fund’s position in a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities.
Under Internal Revenue Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that is attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Fund’s section 988 losses exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.
Offsetting positions the Fund enters into or holds in any actively traded option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of the Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to a “mixed straddle” (i.e., a straddle at least one, but not all, positions of which are Section 1256 contracts). When a covered call option written (sold) by the  Fund expires, the  Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the  Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the  Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.
If the Fund has an “appreciated financial position” - generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of the Fund’s taxable income or net realized gains and distributions. If the IRS were to assert successfully that income the Fund derives from those investments does not constitute Qualifying Income, the Fund might cease to qualify as a RIC (with the consequences described above under “Taxation of the Fund”) or might be required to reduce its exposure to such investments.
The Fund may acquire zero coupon or other securities issued with original issue discount (“OID”) (such as STRIPS). As a holder of those securities, the Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income each taxable year securities it receives as “interest” on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income (such as that “interest”), to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Taxation of the Fund’s Shareholders
General - For United States federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15% or 0%, depending on an individual’s tax bracket). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify as qualified dividend income.
Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss.) The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will: (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. Dividends and other distributions the Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on or before December 31 of that year even if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.
If the Fund makes a “return of capital” distribution to its shareholders – i.e., a distribution in excess of its current and accumulated earnings and profits – the excess will (a) reduce each shareholder’s tax basis in its shares (thus reducing any loss or increasing any gain on a shareholder’s subsequent taxable disposition of the shares) and (b) if for any shareholder the excess is greater than that basis, be treated as realized capital gain.
Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals in certain tax brackets).
If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the redemption; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital.
For U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on all or a portion of their “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from the Fund and taxable gains on the disposition of shares of the Fund. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
An investor also should be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.
If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to file an election for that year with the IRS that would enable its shareholders to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.
An individual shareholder of the Fund who, for a taxable year, has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign-source income is “qualified passive income” may elect for that year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisers), in which event the shareholder would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its portion of foreign taxes the Fund paid that is allocable to Fund shares the shareholder has not held for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a U.S. trade or business.
Basis Election and Reporting - A Fund shareholder who wants to use an acceptable method for basis determination with respect to Fund shares other than the average basis method (the Fund’s default method) must elect to do so in writing, which may be electronic. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Fund shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of Fund shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best

IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold Fund shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.
Non-U.S. Shareholders - Dividends the Fund pays to a shareholder who is a non-resident alien individual or foreign entity (each a “non-U.S. shareholder”)  — other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund’s shares is “effectively-connected” with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a non-resident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends the Fund might pay, “short-term capital gain dividends” and “interest-related dividends,” to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.
Foreign Account Tax Compliance Act (“FATCA”) - Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the  Fund pays. As discussed more fully below, the  FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners. Proposed regulations (having current effect) have been issued to eliminate certain FATCA withholding taxes, including the withholding tax on investment sale proceeds that was scheduled to begin in 2019, and to defer the effective date of other taxes.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
An NFFE that is the beneficial owner of a payment from the  Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the  Fund or other applicable withholding agent, which may, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the  Fund will need to provide it with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the  Fund.
Tax Shelter Reporting Regulations - Under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more in any single tax year or, for a corporate shareholder, $10 million or more in any single tax year, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulation in light of their individual circumstances.
Other Taxes - Statutory rules and regulations regarding state and local taxation of ordinary income dividends, QDI dividends  and net capital and foreign currency gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s  situation.
Investors should consult their own tax advisors with respect to the tax consequences to them of an investment in the Fund based on their particular circumstances. The Fund does not expect to receive a ruling from any tax authority or an opinion of tax counsel with respect to its treatment of any tax positions. Tax consequences of transactions are not the primary consideration of the Fund in implementing its investment strategy.
DESCRIPTION OF THE TRUST
The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.
The Trust was originally created to manage money for large institutional investors. The following individuals (and members of that individual’s “immediate family”), are eligible to purchase shares of the R5 Class with an initial investment of less than $250,000: (i) employees of the Manager, or its parent company, RIM (ii) employees of a sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Board, and (iv)  members of the Manager’s Board of Directors. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the R5 Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the R5 Class with an initial investment of less than $250,000.
The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. The R5 and Y Classes were created to manage money for large institutional investors, including pension and 401(k) plans. The A Class and C Class were created for investors investing in the American Beacon Funds through their broker-dealers or other financial intermediaries.
FINANCIAL STATEMENTS
The Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audits and reports on the Fund’s annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm.
The audited financial statements are incorporated by reference to  Item 7 of the Fund’s Form N-CSR for the fiscal year ended  January 31, 2026.

APPENDIX A
Ratings Definitions
Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.
Ratings of Long-Term Obligations and Preferred Stocks — The Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.
Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.
The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and, as such, may possess certain speculative characteristics.
Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative, of poor standing and subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
The four highest S&P Global ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
S&P Global ratings of BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring. An SD (selective default) rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met. Obligations rated B are deemed to be highly speculative. B ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, the capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC ratings indicate that substantial credit risk is present. CC ratings indicate very high levels of credit risk. C indicates exceptionally high levels of credit risk Obligations rated C indicate a default or default-like process had begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Ratings in the categories of ‘CCC’, ‘CC’, and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only. Conditions that are indicative of a C category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the formal announcement by the issuer or their agent of a distressed debt exchange; or (c) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. Obligations rated RD indicate an issuer that, in Fitch Ratings’ opinion, has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; or (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.  Obligations rated D indicate an issuer that, in Fitch Ratings’ opinion, has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.
Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2, and MIG/VMIG 3. For the MIG scale, the MIG 1 designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG 2 designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG 3 designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection. For the VMIG scale, the VMIG 1 designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections. The VMIG 2 designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections. The VMIG 3 designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections. An SG designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
S&P Global uses SP-1, SP-2, SP-3, and D to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest. A rating of D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 (Prime-1) is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term obligations. The rating P-2 (Prime-2) denotes an issuer (or supporting institution) that has a strong ability to repay short-term obligations. The rating P-3 (Prime-3) denotes an issuer (or supporting institution) that has an acceptable ability to repay short-term obligations. The rating NP (Not Prime) denotes an issuer (or supporting institution) that does not fall within any of the Prime rating categories.
S&P Global short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that typically means obligations with an original maturity of no more than 365 days. A short-term obligation rated A-1 is rated in the highest category by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments;

however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring. An SD rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.
Fitch Rating’s Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. A rating of F1 denotes an obligation of the highest short-term credit quality. It indicates the strongest intrinsic capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good short-term credit quality. It indicates a good intrinsic capacity for timely payment of financial commitments. A rating of F3 denotes fair short-term credit quality. It indicates that the intrinsic capacity for timely payment of financial commitments is adequate. A rating of B denotes an obligation that is of speculative short-term credit quality, indicating minimal capacity for timely payment of financial commitments as well as heightened vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high short-term default risk, and indicates that default is a real possibility. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD is typically applicable to entity ratings only. A rating of D indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B
GLOSSARY

Advisers Act	Investment Advisers Act of 1940, as amended
American Beacon or the Manager	American Beacon Advisors, Inc.
Beacon Funds	American Beacon Funds
Board	Board of Trustees
CCO	Chief Compliance Officer
CD	Certificate of Deposit
CDSC	Contingent Deferred Sales Charge
CFTC	Commodity Futures Trading Commission
CFD	Contract for Difference
CPO	Commodity Pool Operator
CLN	Credit-Linked Notes
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems
Dividends	Distributions from the Fund’s net investment income
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
DRD	Dividends-received deduction
EMU	The European Union’s Economic and Monetary Union
ESG	Environmental, Social, and Governance
ETF	Exchange-Traded Fund
ETN	Exchange-Traded Note
EU	European Union
FINRA	Financial Industry Regulatory Authority, Inc.
Floaters	Floating rate debt instruments
Forwards	Forward Currency Contracts
Holdings Policy	Policies and Procedures for Disclosure of Portfolio Holdings
Internal Revenue Code	Internal Revenue Code of 1986, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Junk Bonds	High-yield, non-investment grade bonds
Management Agreement	The Fund’s Management Agreement with the Manager
Manager	American Beacon Advisors, Inc.
Moody’s	Moody’s Investors Service, Inc.
NAV	Net asset value
NDF	Non-deliverable forward contracts
NDO	Non-deliverable Option
NYSE	New York Stock Exchange
OTC	Over-the-Counter
QDI	Qualified Dividend Income
RIC	Regulated Investment Company, as defined in the Internal Revenue Code
S&P Global	S&P Global Ratings
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
State Street	State Street Bank and Trust Co.
B-1

STRIPS	Separately traded registered interest and principal securities
Trust	American Beacon Funds
Trustee Retirement Plan	Trustee Retirement Policy and Trustee Emeritus and Retirement Plan
UK	United Kingdom
B-2

PART C
OTHER INFORMATION

Item 28. Exhibits

Number		Exhibit Description
(a)	(1)	Amended and Restated Declaration of Trust, dated August 27, 2024, is incorporated by reference to Post-Effective Amendment No. 418, filed October 28, 2024 (“PEA 418”)
(2)(i)

Certificates of Designation for American Beacon AHL Managed Futures Strategy Fund and American Beacon Global Evolution Frontier Markets Income Fund, are incorporated by reference to Post-Effective Amendment No. 208, filed December 19, 2014

	(2)(ii)	Certificate of Designation for American Beacon Frontier Markets Income Fund, is incorporated by reference to Post-Effective Amendment No. 317, filed July 31, 2018
(2)(iii)

Amendment to Designation of Series for American Beacon Developing World Income Fund, dated January 4, 2023, is incorporated by reference to Post-Effective Amendment No. 401, filed February 27, 2023 (“PEA No. 401”)

(3)(i)

Certificates of Designation for American Beacon Bridgeway Large Cap Growth Fund and American Beacon Sound Point Floating Rate Income Fund, are incorporated by reference to Post-Effective Amendment No. 239, filed December 23, 2015

	(3)(ii)	Amendment to Designation of Series for American Beacon FEAC Floating Rate Income Fund, dated January 3, 2023, is incorporated by reference to PEA No. 401
(3)(iii)

Amendment to Designation of Series for American Beacon Man Large Cap Growth Fund and American Beacon Man Large Cap Value Fund, is incorporated by reference to Post-Effective Amendment No. 414, filed May 24, 2024 (“PEA No. 414”)

(3)(iv)

Amendment to Designation of Series for American Beacon  DoubleLine Floating Rate  Income Fund, dated June 30, 2025, is incorporated by reference to Post-Effective Amendment No. 430, filed September 29, 2024 (“PEA No. 430”)

(3)(v)

Amendment to Designation of Series for American Beacon DoubleLine Floating Rate Fund, dated February 9, 2026, is incorporated by reference to Post-Effective Amendment No. 442, filed February 20, 2026 (“PEA No. 442”)

	(4)	Certificate of Designation for American Beacon Garcia Hamilton Quality Bond Fund, is incorporated by reference to Post-Effective Amendment No. 253, filed April 1, 2016
	(5)	Certificate of Designation for American Beacon ARK Disruptive Innovation Fund, is incorporated by reference to Post-Effective Amendment No. 266, filed November 9, 2016
	(6)	Certificate of Designation for American Beacon TwentyFour Strategic Income Fund, is incorporated by reference to Post-Effective Amendment No. 286, filed March 30, 2017
	(7)	Certificate of Designation for American Beacon ARK Transformational Innovation Fund, is incorporated by reference to Post-Effective Amendment No. 291, filed May 26, 2017
(8)

Certificate of Designation for American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund, is incorporated by reference to Post-Effective Amendment No. 297, filed September 11, 2017

	(9)(i)	Certificate of Designation for American Beacon AHL Target Risk Fund, dated June 6, 2018, is incorporated by reference to Post-Effective Amendment No. 348, filed April 30, 2019 (“PEA No. 348”)
(9)(ii)

Certificate of Designation for American Beacon Tocqueville International Value Fund and American Beacon AHL TargetRisk Fund, dated September 10, 2018, is incorporated by reference to Post-Effective Amendment No. 321, filed October 17, 2018

	(9)(iii)	Amendment to Designation of Series for American Beacon EAM International Small Cap Fund, dated January 23, 2023, is incorporated by reference to PEA No. 401
(9)(iv)

Amendment to Designation of Series for American Beacon IMC International Small Cap Fund, dated February 24, 2025, is incorporated by reference to Post-Effective Amendment No. 427, filed February 27, 2025 (“PEA No. 427”)

	(10)	Certificate of Designation for American Beacon SSI Alternative Income Fund, dated March 5, 2019, is incorporated by reference to PEA No. 348
	(11)(i)	Certificate of Designation for American Beacon TwentyFour Short Term Bond Fund, dated December 2, 2019, is incorporated by reference to Post-Effective Amendment No. 358, filed December 23, 2019
(11)(ii)

Amended Certificate of Designation for American Beacon TwentyFour Sustainable Short Term Bond Fund, dated October 7, 2021, is incorporated by reference to Post-Effective Amendment No. 391, filed October 28, 2021 (“PEA No. 391”)

(11)(iii)

Amended Certificate of Designation for American Beacon TwentyFour Short Term Bond Fund, dated November 21, 2025, is incorporated by reference to Post-Effective Amendment No. 437, filed December 29, 2025 (“PEA No. 437”)

(12)

Certificate of Designation for American Beacon NIS Core Plus Bond Fund, dated August 17, 2020, is incorporated by reference to Post-Effective Amendment No. 377, filed September 10, 2020 (“PEA No. 377”)

2

Number		Exhibit Description
(13)

Certificate of Designation for American Beacon Ninety One Emerging Markets Equity Fund, American Beacon Ninety One Global Franchise Fund, and American Beacon Ninety One International Franchise Fund, dated June 25, 2024, is incorporated by reference to Post-Effective Amendment No. 415, filed August 14, 2024 (“PEA No. 415”)

	(14)	Certificate of Designation for American Beacon DoubleLine Select Income Fund, dated September 24, 2025, is incorporated by reference to PEA No. 430
(b)		Amended and Restated By-Laws, effective as of August 27, 2024, is incorporated by reference to PEA No. 418
(c)

Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Amended and Restated Declaration of Trust and Articles II, III, VI, VII and VIII of the Registrant’s Amended and Restated By-Laws

(d)	(1)(A)(i)

Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to Post-Effective Amendment No. 411, filed February 9, 2024 (“PEA No. 411”)

(1)(A)(ii)

First Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated January 9, 2024, is incorporated by reference to PEA No. 411

(1)(A)(iii)

Second Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated January 26, 2024, is incorporated by reference to Post-Effective Amendment No. 412, filed February 23, 2024

(1)(A)(iv)

Third  Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated February 27, 2024, is incorporated by reference to Post-Effective Amendment No. 413, filed April 29, 2024 (“PEA No. 413”)

(1)(A)(v)

Fourth    Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated March 14, 2024, is incorporated by reference to PEA No. 413

(1)(A)(vi)

Fifth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 15, 2024, is incorporated by reference to PEA No. 414

(1)(A)(vii)

Sixth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated October 21, 2024, is incorporated by reference to Post-Effective Amendment No. 419, filed November 14, 2024 (“PEA No. 419”)

(1)(A)(viii)

Seventh Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated February 24, 2025, is incorporated by reference to PEA No. 427

(1)(A)(ix)

Eighth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated June 20, 2025, is incorporated by reference to PEA No. 430

(1)(A)(x)

Ninth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated November 19, 2025, is incorporated by reference to PEA No. 437

(1)(A)(xi)

Tenth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated February 2, 2026, is incorporated by reference to PEA No. 442

	(1)(B)	Management Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411
	(1)(C)	Management Agreement between American Beacon Cayman TargetRisk Company, Ltd. and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(A)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411

(2)(A)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, LLC, dated March 14, 2024, is incorporated by reference to PEA No. 413

(2)(B)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Brandywine Global Investment Management, LLC, dated March 14, 2024, is incorporated by reference to PEA No. 413

	(2)(C)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Causeway Capital Management LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(D)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411

3

Number	Exhibit Description
(2)(D)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated March 14, 2024, is incorporated by reference to PEA No. 413

(2)(E)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Lazard Asset Management LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(F)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Strategic Income Management, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(F)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Strategic Income Management, LLC, effective as of November 19, 2024, is incorporated by reference to Post-Effective Amendment No. 422, filed December 23, 2024 (“PEA No. 422”)

(2)(G)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Massachusetts Financial Services Company, dated March 14, 2024, is incorporated by reference to PEA No. 413

(2)(H)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Stephens Investment Management Group, LLC, dated December 31, 2025, is incorporated by reference to PEA No. 442

(2)(I)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and The London Company of Virginia, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(J)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Global Evolution USA, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(K)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and AHL Partners LLP, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(L)

Investment Advisory Agreement among American Beacon Cayman Managed Futures Strategy Fund, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated December 29, 2023, is incorporated by reference to PEA No. 411

(2)(M)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Garcia Hamilton & Associates, L.P., dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(N)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and ARK Investment Management LLC, dated January 9, 2024, is incorporated by reference to PEA No. 411
(2)(O)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and TwentyFour Asset Management (US) LP, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(P)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Shapiro Capital Management, LLC, dated January 26, 2024, is incorporated by reference to PEA No. 413
(2)(P)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and  Shapiro Capital Management, LLC, dated February 27, 2024, is incorporated by reference to PEA No. 413

(2)(Q)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and abrdn Investments Limited, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(R)

Investment Advisory Agreement among American Beacon Cayman TargetRisk Company, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated December 29, 2023, is incorporated by reference to PEA No. 411

(2)(S)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and SSI Investment Management LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)(T)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and American Century Investment Management, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411

(2)(U)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and National Investment Services of America, LLC, dated December 29, 2023, is incorporated by reference to PEA No. 411

(2)(V)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and DePrince, Race & Zollo, Inc., dated March 14, 2024, is incorporated by reference to PEA No. 413
(2)(W)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Global IMC LLC (formerly known as EAM Global Investors LLC), effective December 29, 2023, is incorporated by reference to PEA No. 411

(2)(X)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Numeric Investors LLC, dated April 16, 2024, is incorporated by reference to PEA No. 414
(2)(Y)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Ninety One North America, Inc., dated August 21, 2024, is incorporated by reference to PEA No. 419
(2)(Y)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Ninety One North America, Inc., effective November 12, 2025, is incorporated by reference to PEA No. 437

(2)(Z)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Westwood Management Corp., dated March 5, 2025, is incorporated by reference to Post-Effective Amendment No. 428, filed April 28, 2025 (“PEA No. 428”)

4

Number		Exhibit Description
	(2)(AA)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and DoubleLine Capital LP, dated June 18, 2025, is incorporated by reference to PEA No. 430
(2)(AA)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and DoubleLine Capital LP, dated February 18, 2026, is incorporated by reference to PEA No. 442

(e)	(1)	Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411
(2)

First Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated May 1, 2024, is incorporated by reference to PEA No. 414

(3)

Second Amendment to Distribution Agreement  among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., effective October 21, 2024, is incorporated by reference to PEA No. 419

(4)

Third Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., effective February 18, 2025, is incorporated by reference to PEA No. 427

(5)

Fourth Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated June 20, 2025, is incorporated by reference to PEA No. 430

(6)

Fifth Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated  February 2, 2026, is incorporated by reference to PEA No. 442

(f)		Bonus, profit sharing or pension plans – (none)
(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24, filed February 26, 1998
	(2)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 9, 2019, is incorporated by reference to Post-Effective Amendment No. 353, filed May 30, 2019
(3)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 13, 2019, is incorporated by reference to Post-Effective Amendment No. 355, filed October 25, 2019

(4)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 15, 2019, is incorporated by reference to Post-Effective Amendment No. 357, filed November 22, 2019 (“PEA No. 357”)

(5)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective January 22, 2020, is incorporated by reference to Post-Effective Amendment No. 362, filed February 14, 2020

(6)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated April 15, 2020, is incorporated by reference to Post-Effective Amendment No. 368, filed May 28, 2020 (“PEA No. 368”)

(7)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated July 31, 2020, is incorporated by reference to Post-Effective Amendment No. 374, filed August 28, 2020 (“PEA No. 374”)

	(8)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated August 27, 2020, is incorporated by reference to PEA No. 377
(9)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 8, 2020, is incorporated by reference to Post-Effective Amendment No. 381, filed October 28, 2020 (“PEA No. 381”)

(10)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective November 2, 2020, is incorporated by reference to Post-Effective Amendment No. 383, filed December 14, 2020 (“PEA No. 383”)

(11)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective August 3, 2021, is incorporated by reference to Post-Effective Amendment No. 389, filed August 27, 2021 (“PEA No. 389”)

	(12)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated February 14, 2023, is incorporated by reference to PEA No. 401
	(13)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated August 4, 2023, is incorporated by reference to PEA No. 407
	(14)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 15, 2024, is incorporated by reference to PEA No. 414
	(15)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 29, 2024, is incorporated by reference to PEA No. 419
	(16)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated February 24, 2025, is incorporated by reference to PEA No. 427
	(17)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective June 20, 2025, is incorporated by reference to PEA No. 430
	(18)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated February 9, 2026, is incorporated by reference to PEA No. 442

5

Number		Exhibit Description
(h)	(1)(A)	Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective February 1, 2023, is incorporated by reference to Post-Effective Amendment No. 402, filed March 22, 2023
	(1)(B)	First Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective August 3, 2023, is incorporated by reference to PEA No. 407
	(1)(C)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective May 1, 2024, is incorporated by reference to PEA No. 414
	(1)(D)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective November 1, 2024, is incorporated by reference to PEA No. 419
	(1)(E)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective February 24, 2025, is incorporated by reference to PEA No. 427
	(1)(F)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective July 8, 2025, is incorporated by reference to PEA No. 430
	(1)(G)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective January 12, 2026, is incorporated by reference to PEA No. 442
(2)(A)

Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated April 30, 2017, is incorporated by reference to PEA No. 407

(2)(B)

First Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated May 8, 2018, is incorporated by reference to PEA No. 381

(2)(C)

Second Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated August 26, 2018, is incorporated by reference to PEA No. 381

(2)(D)

Third Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated March 26, 2019, is incorporated by reference to PEA No. 381

(2)(E)

Fourth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated October 15, 2019, is incorporated by reference to PEA No. 381

(2)(F)

Fifth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated January 13, 2020, is incorporated by reference to PEA No. 381

(2)(G)

Sixth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective April 30, 2020, is incorporated by reference to PEA No. 381

(2)(H)

Seventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective July 31, 2020, is incorporated by reference to PEA No. 381

(2)(I)

Eighth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 10, 2020, is incorporated by reference to PEA No. 381

(2)(J)

Ninth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 30, 2020, is incorporated by reference to PEA No. 381

(2)(K)

Tenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective November 2, 2020, is incorporated by reference to PEA No. 383

6

Number	Exhibit Description
(2)(L)

Eleventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective August 2, 2021, is incorporated by reference to PEA No. 389

(2)(M)

Twelfth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective May 23, 2022, is incorporated by reference to Post-Effective Amendment No. 395, filed May 27, 2022

(2)(N)

Thirteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective January 31, 2023, is incorporated by reference to PEA No. 401

(2)(O)

Fourteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of August 15, 2023, is incorporated by reference to PEA No. 407

(2)(P)

Fifteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of January 19, 2024, is incorporated by reference to PEA No. 411

(2)(Q)

Sixteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of May 1, 2024, is incorporated by reference to PEA No. 414

(2)(R)

Seventeenth Amendment to the Sub-Administrative Services Fee Agreement  between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of October 21, 2024, is incorporated by reference to PEA No. 419

(3)(A)

Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated February 16, 2017, is incorporated by reference to Post-Effective Amendment No. 300, filed October 23, 2017 (“PEA No. 300”)

(3)(B)

Joinder and First Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated June 21, 2017, is incorporated by reference to PEA No. 300

(3)(C)

Second Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 18, 2017, is incorporated by reference to PEA No. 300

(3)(D)

Third Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated December 31, 2018, is incorporated by reference to Post-Effective Amendment No. 351, filed May 15, 2019

(3)(E)

Fourth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 6, 2019, is incorporated by reference to PEA No. 374

(3)(F)	Fifth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 12, 2020, is incorporated by reference to PEA No. 368
(3)(G)

Sixth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 27, 2020, is incorporated by reference to Post-Effective Amendment No. 370, filed June 18, 2020

(3)(H)

Seventh Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated November 29, 2022, is incorporated by reference to Post-Effective Amendment No. 399, filed December 23, 2022 (“PEA No. 399”)

(3)(I)

Eighth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective January 31, 2023, is incorporated by reference to PEA No. 401

(3)(J)

Ninth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective August 4, 2023, is incorporated by reference to PEA No. 407

(3)(K)

Tenth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective May 1, 2024, is incorporated by reference to PEA No. 414

(3)(L)

Eleventh Amendment to Securities Lending Authorization Agreement    between the American Beacon Funds and State Street Bank and Trust Company, effective October 14, 2024, is incorporated by reference to PEA No. 419

(3)(M)

Twelfth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective February 24, 2025, is incorporated by reference to PEA No. 427

(4)

Administration Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to Post-Effective Amendment No. 269, filed December 23, 2016

(5)(A)

Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated June 10, 2019, is incorporated by reference to PEA No. 357

7

Number		Exhibit Description
(5)(B)

First Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective April 30, 2020, is incorporated by reference to PEA No. 368

(5)(C)

Second Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated August 19, 2022, is incorporated by reference to PEA No. 399

(5)(D)

Third Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated October 25, 2022, is incorporated by reference to PEA No. 399

(5)(E)

Fourth Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective as of August 9, 2023, is incorporated by reference to PEA No. 407

(5)(F)

Fifth Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated December 7, 2023, is incorporated by reference to PEA No. 414

(5)(G)

Sixth Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective as of May 1, 2024, is incorporated by reference to PEA No. 414

	(6)	Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009, is incorporated by reference to Post-Effective Amendment No. 77, filed August 3, 2009
(7)

Service Plan Agreement for the American Beacon Funds Advisor Class (formerly known as the AAdvantage Funds Service Class), dated May 1, 2003, is incorporated by reference to Post-Effective Amendment No. 45, filed May 1, 2003 (“PEA No. 45”)

	(8)(A)	Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No. 84, filed March 16, 2010
	(8)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, effective January 20, 2026, is incorporated by reference to PEA No. 442
	(9)(A)	Service Plan Agreement for the American Beacon Funds C Class, dated May 25, 2010, is incorporated by reference to Post-Effective Amendment No. 90, filed June 15, 2010 (“PEA No. 90”)
	(9)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds C Class, effective January 20, 2026, is incorporated by reference to PEA No. 442
	(10)(A)	Fee Waiver/Expense Reimbursement Agreement for American Beacon NIS Core Plus Bond Fund, effective June 1, 2026 - (filed herewith)
(10)(B)

Fee Waiver/Expense Reimbursement Agreement for American Beacon ARK Transformational Innovation Fund,  American Beacon Shapiro Equity Opportunities Fund, American Beacon Shapiro SMID Cap Equity Fund, American Beacon  SSI  Alternative Income Fund,  American Beacon TwentyFour Strategic Income Fund, and American Beacon  TwentyFour Short Term Bond Fund (formerly American Beacon TwentyFour Sustainable Short Term Bond Fund), effective November 1, 2025,  is incorporated by reference to PEA No. 437

(10)(C)(i)

Fee Waiver/Expense Reimbursement Agreement for American Beacon  SiM High Yield Opportunities Fund, American Beacon Ninety One Emerging Markets Equity Fund, American Beacon Ninety One Global Franchise Fund, American Beacon Ninety One International Franchise Fund and  American Beacon The London Company Income Equity Fund, effective January 1, 2026, is incorporated by reference to PEA No. 437

	(10)(C)(ii)	Fee Waiver/Expense Reimbursement Agreement for American Beacon DoubleLine Floating Rate Fund, effective February 6, 2026, is incorporated by reference to PEA No. 442
	(10)(C)(iii)	Fee Waiver/Expense Reimbursement Agreement for American Beacon DoubleLine Select Income Fund, effective February 6, 2026, is incorporated by reference to PEA No. 442
(10)(D)

Fee Waiver/Expense Reimbursement Agreement for American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund, and American Beacon IMC International Small Cap Fund, effective March 1, 2026, is incorporated by reference to Post-Effective Amendment No. 443, filed February 26, 2026 (“PEA No. 443”)

(10)(E)

Fee Waiver/Expense Reimbursement Agreement for American Beacon Man Large Cap Growth Fund, American Beacon Stephens Small Cap Growth Fund, American Beacon Stephens Mid-Cap Growth Fund, American Beacon  AHL TargetRisk Fund and American Beacon AHL Managed Futures Strategy Fund, effective May 1, 2026,  is incorporated by reference to Post-Effective Amendment No. 445, filed April 29, 2026 (“PEA No. 445”)

	(10)(F)	Fee Waiver/Expense Reimbursement Agreement for American Beacon AHL Managed Futures Strategy Fund, effective August 25, 2025, is incorporated by reference to PEA No. 437
	(10)(G)	Investment Adviser Fee Waiver Agreement for American Beacon AHL Managed Futures Strategy Fund, effective May 22, 2026 - (filed herewith)
(i)		Opinion and Consent of Counsel — (filed herewith)

8

Number		Exhibit Description
(j)		Consent of Independent Registered Public Accounting Firm — (filed herewith)
(k)		Financial statements omitted from prospectus — (none)
(l)		Letter of Investment Intent, is incorporated by reference to Post-Effective Amendment No. 23, filed December 18, 1997
(m)	(1)	Distribution Plan pursuant to Rule 12b-1 for the Advisor Class (formerly known as the Service Class), dated May 1, 2003, is incorporated by reference to PEA No. 45
	(2)(A)	Distribution Plan pursuant to Rule 12b-1 for the A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No. 88, filed May 17, 2010
	(2)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, effective January 20, 2026, is incorporated by reference to PEA No. 442
	(3)(A)	Distribution Plan pursuant to Rule 12b-1 for the C Class, dated May 25, 2010, is incorporated by reference to PEA No. 90
	(3)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the C Class, effective January 20, 2026, is incorporated by reference to PEA No. 442
(n)		Amended and Restated Plan Pursuant to Rule 18f-3, dated November 12, 2019, is incorporated by reference to PEA No. 391
(p)	(1)

Code of Ethics for American Beacon Advisors, Inc., American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, and Resolute Investment Distributors, Inc., dated August 11, 2023, is incorporated by reference to PEA No. 407

	(2)	Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, Inc., revised March 11, 2026 - (filed herewith)
	(3)	Code of Ethics for Brandywine Global Investment Management, LLC, revised November 17, 2025 - (filed herewith)
(4)

Code of Ethics for Causeway Capital Management LLC, dated April 25, 2005, as revised June 30, 2025, is incorporated by reference to Post-Effective Amendment No. 439, filed December 30, 2025 (“PEA No. 439”)

	(5)	Code of Ethics for Hotchkis and Wiley Capital Management, LLC, dated September 1, 2021, is incorporated by reference to Post-Effective Amendment No. 393, filed February 22, 2022
	(6)	Code of Ethics and Personal Investment Policy for Lazard Asset Management LLC, is incorporated by reference to PEA No. 439
	(7)	Code of Ethics for Strategic Income Management, LLC, dated April 2025, is incorporated by reference to PEA No. 437
	(8)	Code of Ethics for Massachusetts Financial Services Company, dated March 31, 2026 - (filed herewith)
	(9)	Code of Ethics for Stephens Investment Management Group, LLC, dated February 2023, is incorporated by reference to Post-Effective Amendment No. 403, filed April 27, 2023
	(10)	Code of Ethics for The London Company of Virginia, LLC, dated February 19, 2025, is incorporated by reference to PEA No. 437
	(11)	Code of Ethics for Global Evolution USA, LLC, dated January 2025, is incorporated by reference to Post-Effective Amendment No. 429, filed May 28, 2025
	(12)	Code of Ethics for AHL Partners LLP, amended August 2025, is incorporated by reference to PEA No. 445
	(13)	Code of Ethics for Garcia Hamilton & Associates, L.P., dated September 2025, is incorporated by reference to PEA No. 439
	(14)	Code of Ethics for ARK Investment Management LLC, dated June 26, 2025, is incorporated by reference to PEA No. 430
	(15)	Code of Ethics for TwentyFour Asset Management (US) LP, dated March 2025, is incorporated by reference to PEA No. 430
	(16)	Code of Ethics for Shapiro Capital Management, LLC, dated October 15, 2024, is incorporated by reference to PEA No. 427
	(17)	Code of Ethics for abrdn Investments Limited, dated January 2026 - (filed herewith)
	(18)	Code of Ethics for SSI Investment Management LLC, dated June 2025, is incorporated by reference to PEA No. 430
	(19)	Code of Ethics for American Century Investment Management, Inc., dated October 29, 1999, as revised July 1, 2025, is incorporated by reference to PEA No. 439
	(20)	Code of Ethics for National Investment Services of America, LLC, dated December 2025, is incorporated by reference to PEA No. 443
	(21)	Code of Ethics for DePrince, Race & Zollo, Inc., dated November 2025, is incorporated by reference to PEA No. 439
	(22)	Code of Ethics for Global IMC LLC, effective October 31, 2025, is incorporated by reference to PEA No. 439
	(23)	Code of Ethics for Numeric Investors LLC, amended August 2025, is incorporated by reference to PEA No. 445

9

Number	Exhibit Description
(24)	Code of Ethics for Ninety One North America, Inc., effective November 1, 2025, is incorporated by reference to PEA No. 437
(25)	Code of Ethics for Westwood Management Corp., updated August 7, 2025, is incorporated by reference to PEA No. 439
(26)	Code of Ethics for DoubleLine Capital LP, effective October 1, 2025, is incorporated by reference to Post-Effective Amendment No. 434, filed November 3, 2025
Other Exhibits

Powers of Attorney for Trustees of American Beacon Funds, American Beacon Select Funds and American Beacon Institutional Funds Trust, effective as of January 31, 2026, is incorporated by reference to PEA No. 442

Item 29. Persons Controlled by or under Common Control with Registrant

The Trust through the American Beacon AHL Managed Futures Strategy Fund, a separate series of the Trust, wholly owns and controls the American Beacon Cayman Managed Futures Strategy Fund, Ltd. (“Managed Futures Subsidiary”), a company organized under the laws of the Cayman Islands. The Managed Futures Subsidiary’s financial statements will be included, on a consolidated basis, in the American Beacon AHL Managed Futures Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the American Beacon AHL TargetRisk Fund, a separate series of the Trust, wholly owns and controls the American Beacon Cayman TargetRisk Company, Ltd. (“TargetRisk Subsidiary”), a company organized under the laws of the Cayman Islands. The TargetRisk Subsidiary’s financial statements will be included, on a consolidated basis, in the American Beacon AHL TargetRisk Fund’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

Article XI of the Amended and Restated Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment advisor of the Trust, and shall not be liable for errors of judgment or mistakes of fact or law, but nothing contained herein shall protect any Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law, including the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii) subject to the provisions of this Section 2, each Covered Person shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or, as applicable, any Series, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or, as applicable, any Series, by any Trustee or any of its officers, employees, or a service provider selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust or, as applicable, any Series.

(iii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, but only to such extent no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

10

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Covered Person and shall inure to the benefit of the heirs, executors and administrators of such Covered Person. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.

(d) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e) To the maximum extent permitted by applicable law, including Section 17(h) of the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 shall be paid by the Trust or the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or a Series, as applicable, if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

The advancement of any expenses pursuant to this Section 2(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f) Any repeal or modification of this Article XI or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article XI shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 2 and any advancement of expenses that any Covered Person is entitled to be paid under Section 2(e) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article XI; provided that (a) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (b) the Trustees may determine that any such liability, expense or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Article III, Section 4.

(h) Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Article XII, Section 2, assume the obligation to indemnify any person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article XI, Section 2 unless otherwise required under applicable law.

According to Article XII, Section 1 of the Amended and Restated Declaration of Trust, nothing in the Amended and Restated Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article V, Section 5 provides that, subject to the provisions of Article XI, the Trustees shall not be liable for any act or omission in accordance with certain advice of counsel or other experts or for failing to follow such advice. Article XI, Section 1 provides that the Trustees are not liable for errors of judgment or mistakes of fact or law, but a Trustee is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 10 of the Management Agreement provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with abrdn Investment Limited provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of and to the

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extent of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with AHL Partners LLP provides, in relevant part, that:

9. Liability. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement, relating to its trading activities or information provided to the Manager regarding the Adviser, by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of the Adviser under such laws.

Numbered Paragraph 9 of the Investment Advisory Agreement with American Century Investment Management, Inc. provides, in relevant part, that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with ARK Investment Management LLC provides, in relevant part, that:

9. Liability of the Parties. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person of the Adviser within the meaning of Section 2(a)(3) of the Investment Company Act (“Affiliated Person”), and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager (“Controlling Person”), against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such Affiliated Person or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust or the Funds that may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any Affiliate Person acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

The Manager agrees to indemnify and hold harmless, the Adviser, any Affiliated Person of the Adviser, and each Controlling Person of the Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its Affiliated Persons or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust or the Funds that may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard by the Manager or by any of its directors, officers, employees, agents, or any Affiliated Person acting on behalf of the Manager of the Manager’s obligations and/or duties under its agreements with the Trust or the Funds. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:

9.  Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with DePrince, Race & Zollo, Inc. provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable

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legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with DoubleLine Capital LP provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Manager, the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, caused by : (i) any willful misfeasance, bad faith, gross negligence of the Adviser, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser (such conduct “Adviser’s Disabling Conduct”); or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund or the Trust, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser expressly for use therein.

The Manager agrees to indemnify and hold harmless the Adviser, any affiliated persons thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, including as result of any action or omission to act based on any instruction or direction from the Trust, the Manager or the Trustees, however arising except liabilities arising out of “Adviser’s Disqualifying Conduct.”

The indemnifications in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Garcia Hamilton & Associates,  L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Global Evolution USA, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Global IMC LLC (formerly known as EAM Global Investors LLC)  provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to

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make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Massachusetts Financial Services Company provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with National Investment Services of America, LLC provides that

9. (a) Liability of Adviser and Indemnification by Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, from and against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser, or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Ninety One North America, Inc. provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Numeric Investors LLC provides that:

9. Liability. The Adviser, its affiliates or their respective officers, directors, employees and agents (collectively, the “Covered Persons”) shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided, however, that the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its Shareholders, the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of any Covered Person’s responsibilities to the Trust and the Manager which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, any Covered Person’s obligations and/or duties under this Agreement, relating to its trading activities or information provided to the Manager regarding the Covered Persons. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of any Covered Person under such laws. Neither the Manager nor the Trust shall have any liability to the Covered Persons or any third party arising out of or related to this Agreement, provided however, that the Manager and the Trust agree to indemnify and hold harmless, the Covered Persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Covered Persons may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s or the Trust’s responsibilities to the Covered Persons which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Manager’s or the Trust’s obligations and/or duties

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under this Agreement by either of the Manager or the Trust or by any of their directors, officers, employees, agents, or any affiliate acting on behalf of either. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with  Shapiro Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Form of Investment Advisory Agreement with SSI Investment Management LLC provides that:

9. Liability of Adviser and Manager. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement. Each of the Adviser and the Manager agrees to indemnify and hold harmless, the other party, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the other party, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the other party or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the indemnifying party’s responsibilities to the Trust based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the indemnifying party’s obligations and/or duties under this Agreement by the indemnifying party or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the indemnifying party. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Stephens Investment Management Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Strategic Income Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with The London Company of Virginia, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with  TwentyFour Asset Management (US) LP provides that:

9. Liability. The Adviser, including its officers, directors, employees and agents shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, its officers, directors, employees and agents (each such person, a “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and related expenses) (“Losses”), to which a Manager Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by a Manager Indemnified Person are caused by or are otherwise directly related to a Manager Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

The Manager, including its officers, directors, employees and agents shall have no liability to the Adviser, its shareholders or any third party arising out of or related to this Agreement, provided however, the Manager agrees to indemnify and hold harmless, the Adviser, its officers, directors, employees and agents (each such person, an “Adviser Indemnified Persons”) against any and all Losses, to which an Adviser Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, its shareholders or any third party, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by an Adviser Indemnified Person are caused by or are otherwise directly related to an Adviser Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

Without limiting the generality of the foregoing, neither the Adviser nor the Manager will be liable for any indirect, special, incidental or consequential damage.

The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Westwood Management Corp.  provides that:

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9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Section 4.2 of the Distribution Agreement provides that:

(a) Notwithstanding anything in this Agreement to the contrary, Resolute shall not be responsible for, and the Client shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Resolute, its employees, directors, officers and managers and any person who controls Resolute within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), “Resolute Indemnitees”) from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a “Resolute Claim”)

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement;

(ii) any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Resolute;

(iii) any material breach of the Clients’ agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv) the reliance on or use by Resolute or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Client or any agent of the Client, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b) Resolute will indemnify, defend and hold the Client and their several officers and members of their Governing Bodies and any person who controls the Client within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the “Client Indemnitees” and, with the Resolute Indemnitees, an “Indemnitee”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a “Client Claim” and, with a Resolute Claim, a “Claim”):

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement, provided that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement.

(ii) any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in writing in connection with the preparation of the Registration Statement by or on behalf of Resolute; or

(iii) any material breach of Resolute’s agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof.

(c) The Client or Resolute (for purpose of this Section 4.2(d), an “Indemnifying Party”) may assume the defense of any suit brought to enforce any Resolute Claim or Client Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(d) An Indemnifying Party’s obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to

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the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(e) The provisions of this section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Resolute. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a) Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b) Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d) There are no third-party beneficiaries of this Agreement;

(e) Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f) The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Resolute shall look only to the assets and property of the Fund to which Resolute’s rights or claims relate in settlement of such rights or claims; and

(g) Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Manager

ABA shall indemnify and hold harmless Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, “Liability”) based upon or arising out of (i) any duty of ABA under the Management Agreement (including ABA’s failure or omission to perform such duty), and (ii) any liability or claim against Indemnitee arising pursuant to Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. ABA’s indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

Item 31.I. Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”) offers investment management and administrative services to the Registrant. It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections

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Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Shelley D. Abrahams, Assistant Secretary

American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Secretary (2022-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.:  Assistant Secretary (2023-2025)
American Beacon Cayman  TargetRisk Company, Ltd:    Assistant Secretary (2022-Present)
American Beacon Cayman Trend Company, Ltd.:      Assistant Secretary (2023-Present)
Resolute Investment Managers, Inc.: Assistant Secretary (April 2024-Present)
Resolute Investment Services, Inc.: Corporate Governance Manager (2023-2025), Senior Corporate Governance & Regulatory Specialist (2020-2023), Assistant Secretary (April 2024-2025)

Patrick J. Bartels; Director	Redan Advisors LLC: Managing Member
Rosemary K. Behan; Senior Vice President, Secretary and General Counsel

Resolute    Topco, Inc.:    Secretary (2015-Present)
Resolute Acquisition, Inc.:    Secretary (2015-Present)
Resolute Investment Managers, Inc.:    Senior Vice President (2021-Present)
Resolute Investment Distributors, Inc.: Secretary (2017-Present)
Resolute Investment Services, Inc.:    Senior Vice President (2021-2025), Secretary and General Counsel (2015-2025)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.:    Secretary (2023-2025)
American Beacon Cayman  TargetRisk  Company, Ltd.:    Secretary (2018-Present)
American Beacon Cayman Trend Company, Ltd.: Secretary (2023-Present)
American Beacon Funds Complex: Vice President, Secretary, and Chief Legal Officer (2006-Present)

Clay P. Bell; Vice President and Assistant Treasurer

Resolute Topco, Inc.: Vice President and Assistant Treasurer (February 2026-Present)
Resolute Acquisition, Inc.: Vice President and Assistant Treasurer (February 2026-Present)
Resolute Investment Managers, Inc.: Vice President and Assistant Treasurer (February 2026-Present)

Bernadette A. Bridy, Vice President, Chief Marketing Officer	American Beacon Funds Complex: Vice President (2026-Present)
Paul B. Cavazos; Senior Vice President and Chief Investment Officer	American Beacon Funds Complex: Vice President (2016-Present)
Jame Donath; Director	Greenscape Financial Group: Chairman Orange Grove Bio: Senior Advisor 114 Tenants Corp: President of the Board Norwood UK Restructuring Dinner: Co-Founder
Carmen E. Fahy; Assistant Secretary and Associate General Counsel

Resolute Investment Managers, Inc.:   Associate General Counsel (2025-Present)
Resolute Investment Distributors, Inc.: Assistant Secretary (March 2026-Present)
American Beacon Funds Complex: Assistant Secretary (March 2026-Present)
Office of the Solicitor, U.S. Dept. of Labor: Senior Trial Attorney (2023-2025)

Richard M. Goldman; Director	Becket Capital: Founder and Managing Partner AlphaTrai Asset Management: Director Marblegate Acquisition Corporation: Independent Corporate Director

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Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Rebecca L. Harris; Chief Operating Officer and Senior Vice President

Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present) Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
Resolute Investment Services: Senior Vice President (2021-May 2024, June 2024-2025), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
Resolute Acquisition, Inc.: Senior Vice President (January-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
Resolute Topco, Inc.: Senior Vice President (January-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024) Chief Executive Officer (May-June 2024)
National Investment Services of America, LLC: Director (2022-Present)
RSW Investments Holdings LLC: Director (2022-Present)
Shapiro Capital Management LLC: Director (2022-Present)
SSI Investment Management LLC: Director (2022-Present)
American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
American Beacon Funds Complex: President (May 2024-June 2024), Vice President (2022-May 2024, June 2024-Present)

Kirstin Hill; Director	Social Finance: President & COO
John J. Linnehan; Senior Vice President, Treasurer and Chief Financial Officer

Resolute    Topco, Inc.: Senior Vice President and Treasurer (February 2026-Present)
Resolute Acquisition, Inc.:   Senior Vice President and Treasurer (February 2026-Present)
Resolute Investment Managers, Inc.:    Senior Vice President, Treasurer and CFO  (February 2026-Present)

Terri L. McKinney; Senior Vice President, Fund Solutions and Fund Services Officer

Resolute Investment Managers, Inc.:    Senior Vice President, Enterprise Services (2021-2026)
Resolute Investment Services, Inc.:    Senior Vice President, Enterprise Services (2021-2025)
Resolute Investment Distributors, Inc.:    Director and Vice President (2024-Present)
American Beacon Funds Complex: Vice President (2010-Present)

Donna S. Merchant, Vice President, Human Resources	Resolute Investment Managers: Vice President, Human Resources (2024-Present) Easter Seals Lone Star Texas: Governing Board of Directors, Board Member (2015-2025); Executive Committee (2023-2024)
Bo Ragsdale; Vice President, Information Technology	Resolute Investment Managers, Inc.: Vice President, Information Technology (2021-Present) Resolute Investment Services, Inc.: Vice President, Information Technology (2021-2025)
Christina E. Sears; Senior Vice President and Chief Compliance Officer

Resolute Investment Managers, Inc.: Vice President (2017-Present)
Resolute Investment Services, Inc.: Vice President (2019-2025)
Resolute Investment Distributors, Inc.: Vice President (2017-Present)
American Private Equity Management, LLC: Chief Compliance Officer (2012-2024)
RSW Investments Holdings, LLC:  Chief Compliance Officer (2019-Present)
Shapiro Capital Management LLC: Chief Compliance Officer (2024-Present)
American Beacon Advisors, Inc.: Vice President (2019-2026)
American Beacon Funds Complex: Chief Compliance Officer (2004-Present), Assistant Secretary (1999-Present)

Samuel J. Silver; Vice President and Chief Fixed Income Officer	American Beacon Funds Complex: Vice President (2011-Present)

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Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Gregory J. Stumm; Director, President and Chief Executive Officer

Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
Resolute Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)
Resolute Investment Services, Inc.: Director (June 2024-2025), President (June 2024-2025), Chief Executive Officer (June 2024-2025), Senior Vice President (2022-2024)
Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)
National Investment Services of America, LLC: Director (June 2024-Present)
RSW Investments Holdings LLC: Director (June 2024-Present)
Shapiro Capital Management, LLC: Director (June 2024-Present)
SSI Investment Management, LLC: Director (June 2024-Present)
American Beacon Advisors, Inc.: Senior Vice President (2022-2024)
American Beacon Funds Complex: President (June 2024-Present), Vice President (2022-June 2024)

The principal address of each of the entities referenced above, other than RSW Investment Holdings LLC, Shapiro Capital Management LLC, SSI Investment Management LLC, and National Investment Services of America, LLC is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039. The principal address of RSW Investment Holdings LLC is 47 Maple Street, Suite 304, Summit, New Jersey 07901. The principal address of Shapiro Capital Management LLC is 3060 Peachtree Road NW #1555, Atlanta, Georgia 30305. The principal address of SSI Investment Management LLC is 2121 Avenue of the Stars, Suite 2050, Los Angeles, California 90067. The principal address of National Investment Services of America, LLC is 777  E. Wisconsin Avenue, Suite 2350, Milwaukee, Wisconsin 53202.

II. Business and Other Connections of Investment Advisers

The investment advisers listed below provide investment advisory services to the Trust.

American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, TX 75039.

abrdn Investments Limited (“aIL”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Developing World Income Fund. The principal address of aIL is 1 George Street, Edinburgh UK, EH2 2LL. Information as to the officers and directors of  abrdn is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 162309), and is incorporated herein by reference.

AHL Partners LLP (“AHL”) is a registered investment adviser and is an investment sub-advisor for the American Beacon AHL Managed Futures  Strategy Fund,  and American Beacon AHL TargetRisk Fund. The principal address of AHL is 2 Swan  Lane, London, UK EC4R 3AD. Information as to the officers and directors of AHL is included in its Form ADV, as filed with the Securities and Exchange  Commission (CRD number 167882), and is incorporated herein by reference.

American Century Investment Management, Inc. (“American Century”) is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address for American Century is 4500 Main Street, Kansas City, MO 64111. Information as to the Officers and Directors of American Century is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105778), and is incorporated herein by reference.

ARK Investment Management LLC (“ARK”) is a registered investment adviser and is an investment sub-advisor for the American Beacon ARK Transformational Innovation Fund. The principal address for ARK is 200 Central Avenue, Suite 220, St. Petersburg, FL 33701. ARK was formed in June 2013 and registered as an investment adviser with the  U.S. Securities and Exchange Commission in January 2014. Information as to the Officers and Directors of ARK is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 169525), and is incorporated herein by reference.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund. The principal business address of Barrow is 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761. Information as to the officers and directors of Barrow is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105519), and is incorporated herein by reference.

Brandywine Global Investment Management, LLC (“Brandywine”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Brandywine is 1735 Market Street, Suite 1800, Philadelphia, PA 19103. Information as to the officers and directors of Brandywine is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 110783), and is incorporated herein by reference.

Causeway Capital Management LLC (“Causeway”), a Delaware limited liability company, is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. Information as to the officers and directors of Causeway is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

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DePrince, Race & Zollo, Inc. (“DRZ”), a Florida corporation,  is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal office of DRZ is 250 Park Avenue South, Winter Park, FL 32789.   Information as to the officers and directors of DRZ is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 112099), and is incorporated herein by reference.

DoubleLine Capital LP (“DoubleLine”), a Delaware limited partnership, is a registered investment adviser and is an investment sub-advisor for the American Beacon DoubleLine Floating Rate Fund and the American Beacon  DoubleLine Select Income Fund.   The principal address of DoubleLine is 2002  N. Tampa Street, Suite 200, Tampa, FL 33602. Information as to the officers and directors of DoubleLine is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 152606), and is incorporated herein by reference.

Garcia Hamilton & Associates,  L.P. (“Garcia Hamilton”) is a registered investment adviser and is the investment sub-adviser for the American Beacon Garcia Hamilton Quality Bond Fund. The principal address of Garcia Hamilton is 1401 McKinney Street, Suite 1600, Houston, TX 77010. Information as to the officers and directors of Garcia Hamilton is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 108017), and is incorporated herein by reference.

Global Evolution USA, LLC (“Global Evolution”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Developing World Income Fund. The principal address of Global Evolution is 250 Park Avenue, 15th floor, New York, NY 10177, United States. Global Evolution’s parent company is Global Evolution Financial ApS  and is located at Buen 11, 2nd floor, DK-6000 Kolding, Denmark. Information as to the officers and directors of Global Evolution is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 161677), and is incorporated herein by reference.

Global IMC LLC (“Global IMC”)  (formerly known as EAM Global Investors LLC), is a registered investment adviser and is an investment sub-advisor for the American Beacon IMC International Small Cap Fund. The principal address of Global IMC  is 215 Highway 101, Suite 216, Solana Beach, CA 92075. Information as to the officers and directors of Global IMC is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD  number 170870), and is incorporated herein by reference.

Hotchkis and Wiley Capital Management LLC (“Hotchkis”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund. The principal address of Hotchkis is 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439. Information as to the officers and directors of Hotchkis is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 114649), and is incorporated herein by reference.

Lazard Asset Management LLC (“Lazard”) is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Lazard is 30 Rockefeller Plaza, 55th Floor, New York, NY 10112. Information as to the officers and directors of Lazard is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 122836), and is incorporated herein by reference.

Massachusetts Financial Services Company (“MFS”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Large Cap Value Fund. The principal address of MFS is 111 Huntington Avenue, Boston, MA 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), located at Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada. Information as to the officers and directors of MFS is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 110045), and is incorporated herein by reference.

National Investment Services of America, LLC (“NIS”) is a registered investment adviser and is an investment sub-advisor for the American Beacon NIS Core Plus Bond Fund. The principal address of NIS is 777 E. Wisconsin Avenue, Suite 2350, Milwaukee, WI 53202. NIS is a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute  Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of  Topco. Information as to the officers and directors of NIS is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 307169), and is incorporated herein by reference.

Ninety One North America, Inc (“Ninety One”) is a registered investment adviser and is an investment sub-advisor for the  American Beacon Ninety One Emerging Markets Equity Fund, American Beacon Ninety One Global Franchise Fund, American Beacon Ninety One International Franchise Fund and American Beacon Developing World Income Fund. The principal address of Ninety One is 65 East 55th Street, 30th Floor, New York, NY 10022. Information as to the officers and directors of Ninety One is included in its Form  ADV, as filed with the Securities and Exchange Commission (CRD number 167922), and is incorporated herein by reference.

Numeric Investors LLC (“Numeric”), is a registered investment advisory firm formed in 1989. Numeric is a limited liability company that is a wholly-owned indirect subsidiary of Man Group plc (“Man”) and is an investment sub-advisor to the American Beacon Man Large Cap Growth Fund and American Beacon Man Large Cap Value  Fund. The principal address of Numeric is  200 Pier 4 Boulevard, Fifth Floor, Boston, MA, 02210. Information as to the Officers and Directors of Numeric is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 131684) and is incorporated herein by reference.

Shapiro Capital Management LLC (“Shapiro”) is a registered investment adviser and is an investment subadvisor for the American Beacon Shapiro SMID Cap Equity Fund and American Beacon Shapiro Equity Opportunities Fund. The principal address of Shapiro is 3060 Peachtree Road NW #1555, Atlanta, GA 30305. Shapiro is a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of  Topco. Shapiro was founded in 1990. Information as to the Officers and Directors of Shapiro is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105581), and is incorporated herein by reference.

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SSI Investment Management LLC (“SSI”) is a registered investment adviser and is the investment sub-advisor for the American Beacon SSI Alternative Income Fund. The principal address of SSI is 2121 Avenue of the Stars, Suite 2050, Los Angeles, CA 90067. SSI is a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute  Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco. Information as to the officers and directors of  SSI is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 104889), and is incorporated herein by reference.

Stephens Investment Management Group, LLC (“SIMG”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund. The principal address of SIMG and Stephens Inc. is 111 Center Street, Little Rock, AK 72201. Information as to the officers and directors of SIMG is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 136369), and is incorporated herein by reference.

Strategic Income Management, LLC (“SiM”) is a registered investment adviser and is the investment sub-advisor for the American Beacon SiM High Yield Opportunities Fund. The principal address of SiM is 1200 Westlake Avenue North, Suite 713, Seattle, WA 98109. Information as to the officers and directors of SiM is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 151956), and is incorporated herein by reference.

The London Company Of Virginia, LLC (“London Company”) is a registered investment adviser and is the investment sub-adviser for the American Beacon The London Company Income Equity Fund. The principal place of business address of London Company is 1800 Bayberry Court, Suite 301, Richmond, VA 23226. Information as to the officers and directors of London Company is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106654), and is incorporated herein by reference.

TwentyFour Asset Management (US) LP (“TwentyFour”) is a registered investment adviser and an indirect wholly owned subsidiary of Vontobel Holding AG and is the investment sub-advisor for the American Beacon TwentyFour Strategic Income Fund and the American Beacon TwentyFour  Short Term Bond Fund. The principal address of TwentyFour is 66 Hudson Boulevard, 34th Floor, Suite 3401, New York, NY 10001. Information as to the officers and directors of TwentyFour is included in its Form  ADV, as filed with the Securities and Exchange Commission (CRD number 285791), and is incorporated herein by reference.

Westwood Management Corp. (“Westwood”)  is a registered investment adviser and a wholly owned subsidiary of Westwood Holdings Group, Inc. and is an investment sub-advisor for the  American Beacon Small Cap Value Fund. The principal address of Westwood is 200 Crescent Court, Suite 1200, Dallas, TX 75201. Information as to the officers and directors of Westwood is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 110269), and is incorporated herein by reference.

Item 32. Principal Underwriter

(a) Resolute Investment Distributors, Inc. (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1	American Beacon Funds

2	American Beacon Select Funds - American Beacon U.S. Government Money Market Select Fund

(b) The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039.

Name	Address	Position with Underwriter	Position with Registrant
Gregory J. Stumm	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Director, Chief Executive Officer and President	President
Terri L. McKinney	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Senior Vice President	Vice President
Rosemary K. Behan	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Secretary	Vice President, Chief Legal Officer and Secretary
Christina E. Sears	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Vice President	Chief Compliance Officer and Assistant Secretary
Carmen E. Fahy	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Assistant Secretary	Assistant Secretary

(c) Not applicable.

Item 33. Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust’s custodian and fund accounting agent at State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016; 2) the Manager at American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039; 3) the Trust’s transfer agent, SS&C GIDS, Inc., 330 West 9th St., Kansas City, Missouri 64105; 4)  Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140; or 5) the Trust’s investment advisers at the addresses listed in Item 31 above.

Item 34. Management Services

Not applicable.

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Item 35. Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 446 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas, on May 28, 2026.

AMERICAN BEACON FUNDS

By:	/s/ Gregory J. Stumm
Gregory J. Stumm
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 446 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gregory J. Stumm	President (Principal Executive Officer)	May 28, 2026
Gregory J. Stumm

/s/ Aaron Cooper	Treasurer (Principal Financial Officer and	May 28, 2026
Aaron Cooper	Principal Accounting Officer)

Gilbert G. Alvarado*	Trustee	May 28, 2026
Gilbert G. Alvarado

Gerard J. Arpey*	Trustee	May 28, 2026
Gerard J. Arpey

Eugene J. Duffy*	Trustee	May 28, 2026
Eugene J. Duffy

Claudia A. Holz*	Trustee	May 28, 2026
Claudia A. Holz

Douglas A. Lindgren*	Chair and Trustee	May 28, 2026
Douglas A. Lindgren

Janet C. Smith*	Trustee	May 28, 2026
Janet C. Smith

Paul Zemsky*	Trustee	May 28, 2026
Paul Zemsky
* By:	/s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

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EXHIBIT INDEX

Type	Description
99.(h)(10)(A)	Fee Waiver/Expense Reimbursement Agreement for American Beacon NIS Core Plus Bond Fund, effective June 1, 2026
99.(h)(10)(G)	Investment Adviser Fee Waiver Agreement for American Beacon AHL Managed Futures Strategy Fund, effective May 22, 2026
99.(i)	Opinion and Consent of Counsel
99.(j)	Consent of Independent Registered Public Accounting Firm
99.(p)(2)	Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, Inc., revised March 11, 2026
99.(p)(3)	Code of Ethics for Brandywine Global Investment Management, LLC, revised November 17, 2025
99.(p)(8)	Code of Ethics for Massachusetts Financial Services Company, dated March 31, 2026
99.(p)(17)	Code of Ethics for abrdn Investments Limited, dated January 2026

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